Exhibit 10.2

Execution Version

$200,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

among

PARSLEY ENERGY, L.P.,

as Borrower,

PARSLEY ENERGY MANAGEMENT, LLC,

as General Partner,

PARSLEY ENERGY, LLC,

as Holdings,

The Several Lenders

from Time to Time Parties Hereto,

and

CHAMBERS ENERGY MANAGEMENT, LP,

as Agent

Dated as of October 21, 2013

i

3.25	Reserve Reports	40
3.26	Sale of Production	40
3.27	Contingent Obligations	40
3.28	Bank Accounts	40
3.29	Access Agreement	41
3.30	Material Contracts	41
3.31	No Burdensome Restrictions	41

ARTICLE IV CONDITIONS PRECEDENT		41
4.1	Conditions to Closing Date	41
4.2	Conditions to the Funding Date	45
4.3	Conditions to each Tranche A Loan after the Funding Date	45
4.4	Conditions Deemed Fulfilled	46

ARTICLE V AFFIRMATIVE COVENANTS		46
5.1	Financial Statements	46
5.2	Collateral Reporting	47
5.3	Certificates; Other Information	49
5.4	Payment of Obligations	50
5.5	Maintenance of Existence; Compliance with Obligations, Requirements, etc	50
5.6	Operation and Maintenance of Property	51
5.7	Insurance	51
5.8	Inspection of Property; Books and Records; Discussions	52
5.9	Notices	52
5.10	Environmental Laws	53
5.11	Commodity Price Protection	53
5.12	Collateral Matters	54
5.13	Title Matters	55
5.14	Use of Proceeds	55
5.15	Accounts	56
5.16	Patriot Act Compliance	56
5.17	Further Assurances	56

ARTICLE VI NEGATIVE COVENANTS		56
6.1	Financial Condition Covenants	56
6.2	Indebtedness	57
6.3	Liens	58
6.4	Fundamental Changes	60
6.5	Disposition of Property	60
6.6	Restricted Payments	61
6.7	Investments	61
6.8	Transactions with Affiliates	62
6.9	Sales and Leasebacks	62
6.10	Changes in Fiscal Periods	62
6.11	Negative Pledge Clauses	62
6.12	Restrictions on Subsidiary Distributions	62
6.13	Lines of Business	62
6.14	ERISA Plans	63
6.15	Activities of Holdings and the General Partner	63
6.16	Hedging Agreements	63
6.17	New Subsidiaries	63

6.18	Use of Proceeds	63
6.19	Pooling and Unitization	63
6.20	New Bank Accounts	63
6.21	Title Opinions; Drilling	64
6.22	Gas Imbalances, Take-or-Pay or Other Prepayments	64
6.23	Amendments to Certain Documents and Agreements	64

ARTICLE VII EVENTS OF DEFAULT		64
7.1	Events of Default	64
7.2	Remedies	66

ARTICLE VIII THE AGENT		66
8.1	Appointment	66
8.2	Delegation of Duties	67
8.3	Exculpatory Provisions	67
8.4	Reliance by Agent	67
8.5	Notice of Default	67
8.6	Non Reliance on Agent and Other Lenders	68
8.7	Indemnification	68
8.8	Agent in its Individual Capacity	69
8.9	Successor Agent	69
8.10	Collateral Matters	69
8.11	Withholding Tax	70

ARTICLE IX MISCELLANEOUS		70
9.1	Amendments and Waivers	70
9.2	Notices	71
9.3	No Waiver; Cumulative Remedies	72
9.4	Survival of Representations and Warranties	72
9.5	Payment of Expenses	72
9.6	Indemnification; Waiver	73
9.7	Successors and Assigns; Participations and Assignments	74
9.8	Adjustments; Set off	77
9.9	Counterparts	78
9.10	Severability	78
9.11	Integration; Construction	78
9.12	GOVERNING LAW	78
9.13	Submission To Jurisdiction; Waivers	78
9.14	Acknowledgments	79
9.15	Confidentiality	79
9.16	Release of Collateral and Guarantee Obligations	80
9.17	Interest Rate Limitation	80
9.18	Accounting Changes	81
9.19	WAIVERS OF JURY TRIAL	81
9.20	Customer Identification – USA PATRIOT Act Notice	82
9.21	Creditor-Debtor Relationship	82
9.22	Intercreditor Agreement	82
9.23	Amendment and Restatement	82

SCHEDULES:

1.1(a)	Commitments
1.1(b)	Mortgaged Properties
3.1(c)	Guarantee Obligations
3.4	Consents, Authorizations, Filings and Notices
3.7	Litigation
3.15	ERISA Plans
3.17	Capital Stock Ownership
3.19	Environmental Matters
3.21(a)-1	Security Agreement UCC Filing Jurisdictions
3.21(a)-2	UCC Financing Statements to Remain on File
3.21(a)-3	UCC Financing Statements to be Terminated
3.21(b)	Mortgage Filing Jurisdictions
3.24	Hedging Agreements
3.26	Sale of Production
3.28	Bank Accounts
3.30	Material Contracts
3.31	Burdensome Restrictions
6.3(g)	Existing Liens

EXHIBITS:

A	Form of Borrowing Notice
B	Form of Compliance Certificate
C	[Reserved]
D	Form of Guarantee and Security Agreement
E	Form of Intercreditor Agreement
F	Form of Mortgage
G	[Reserved]
H	Form of Solvency Certificate
I	Form of Note
J	Form of Exemption Certificate
K	Form of Assignment and Acceptance

This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 21, 2013, is by and among PARSLEY ENERGY, L.P., a Texas limited partnership (“Borrower”), PARSLEY ENERGY MANAGEMENT, LLC, a Texas limited liability company (“General Partner”), PARSLEY ENERGY, LLC, a Delaware limited liability company (“Holdings”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”) and CHAMBERS ENERGY MANAGEMENT, LP, as administrative agent (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders party thereto entered into that certain Credit Agreement dated as of November 20, 2012, as amended by the First Amendment and Waiver to Credit Agreement dated as of June 10, 2013 and that certain Second Amendment and Waiver to Credit Agreement dated as of September 10, 2013 (as so amended, the “Existing Credit Agreement”) pursuant to which the Lenders provided certain term loans to Borrower;

WHEREAS, Borrower has requested that the Lenders and Agent amend and restate the Existing Credit Agreement and that the Lenders provide certain additional term loans to Borrower; and

WHEREAS, the Lenders and Agent have agreed to amend and restate the Existing Credit Agreement and to make such additional term loans subject to the terms and on the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

Acceptable Security Interest: in any Property, a Lien which (a) exists in favor of Agent for the benefit of the Secured Parties, (b) is superior to all Liens or rights of any other Person in the Property encumbered thereby (other than Permitted Liens), (c) secures the Obligations, and (d) is perfected and enforceable.

Access Agreement: an access agreement executed and delivered by each Person on whose premises any Loan Party maintains any Collateral and such Loan Party in favor of Agent, in a form and substance satisfactory to Agent.

Accounting Change: as defined in Section 9.18.

Additional Tranche A Loans: as defined in Section 2.1(b).

Affiliate: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. Notwithstanding the foregoing, no Lender shall be deemed to be an Affiliate of the Loan Parties.

Agent: as defined in the preamble hereto.

Aggregate Exposure: with respect to any Lender at any time, an amount equal to the sum of (a) (i) at any time prior to the Commitment Expiration Date, the sum of the aggregate then unpaid principal amount of such Lender’s Tranche A Loans plus such Lender’s Tranche A Commitment at such time, and (ii) thereafter, the aggregate unpaid principal amount of such Lender’s Tranche A Loans, plus (b) (i) until the funding of the Tranche B Loans on the Funding Date, such Lender’s Tranche B Commitment at such time, and (ii) thereafter, the aggregate then unpaid principal amount of such Lender’s Tranche B Loans.

Aggregate Exposure Percentage: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.

Aggregate Tranche A Exposure Percentage: with respect to any Tranche A Lender at any time, the ratio (expressed as a percentage) of such Tranche A Lender’s Tranche A Commitment at such time to the sum of the aggregate Tranche A Commitments of all Tranche A Lenders at such time.

Aggregate Tranche B Exposure Percentage: with respect to any Tranche B Lender at any time, the ratio (expressed as a percentage) of such Tranche B Lender’s Tranche B Commitment at such time to the sum of the aggregate Tranche B Commitments of all Tranche B Lenders at such time.

Agreement: this Amended and Restated Credit Agreement, as amended, restated, replaced, supplemented or otherwise modified from time to time.

Applicable Premium: as defined in Section 2.6(a).

Approved Counterparty: any counterparty to a Hedging Agreement with a Loan Party that is acceptable to the Agent as evidenced by its written consent.

Assignee: as defined in Section 9.7(c).

Assignment and Acceptance: as defined in Section 9.7(c).

Assignor: as defined in Section 9.7(c).

Benefitted Lender: as defined in Section 9.8(a).

Board: the Board of Governors of the Federal Reserve System of the United States (or any successor).

Borrower: as defined in the preamble hereto.

Borrowing Date: the Funding Date and any Business Day specified by Borrower as a date on which Borrower requests the relevant Lenders to make Loans hereunder.

Borrowing Notice: with respect to any request for borrowing of Loans hereunder, a notice from Borrower, substantially in the form of, and containing the information prescribed by, Exhibit A, delivered to Agent.

Business Day: a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York, or Houston, Texas are authorized or required by law to close.

Capital Expenditures: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries during such period which are required to be capitalized on a balance sheet of such Person under the GAAP.

Capital Lease: any lease of a Person with respect to (or other arrangement conveying to a Person the right to use) any Property or a combination thereof, the obligations under which are required to be classified and accounted for as a capital lease on a balance sheet of such Person under the GAAP.

Capital Lease Obligations: with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

Capital Stock: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent membership, partnership or other ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

Cash Equivalents: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody’s, or carrying an equivalent rating by a “nationally recognized statistical rating organization” (within the meaning of proposed Rule 3b-10 promulgated by the SEC under the Exchange Act), if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

Cash Interest: as defined in Section 2.8(d).

Cash Interest Margin: (a) with respect to Tranche A Loans, 10.0% per annum and (b) with respect to Tranche B Loans, 11.0% per annum.

Cash Interest Rate: a rate per annum equal to LIBOR plus the Cash Interest Margin.

Casualty Recovery Event: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding (or proceeding in lieu thereof) relating to any asset of any Loan Party.

Change of Control: the occurrence of any of the following events: (a) prior to the occurrence of an IPO, (i) Holdings shall cease to own and control, of record and beneficially, directly, 100% of the Capital Stock of the General Partner and Operations; (ii) Holdings and General Partner shall cease to own and control, of record and beneficially, directly, 100% of the Capital Stock of Borrower; (iii) Sheffield and his controlled entity Sheffield Energy Management, LLC shall cease to own and control, of record and beneficially, directly, not less than a majority (on a fully diluted basis) of the voting Capital Stock of Holdings free and clear of all Liens (except Permitted Liens); (iv) Sheffield shall cease to be Chief Executive Officer and President of the General Partner and Holdings; (v) Operations shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each Subsidiary of Operations; or (vi) Borrower shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each Subsidiary Guarantor or other Subsidiary of Borrower, in each case free and clear of all Liens (except Permitted Liens); provided that, in any case, in the event of a Change of Control due to the death or permanent disability of Sheffield, the Lenders shall not pursue any remedies under this Agreement and a Change of Control shall not be deemed to have occurred if each of the ultimate successor in ownership to Sheffield and the replacement officer duly appointed by Holdings, the General Partner and/or Borrower are acceptable to the Required Lenders in their reasonable discretion and established on or prior to the date that is 120 days following such death or permanent disability; and (b) after the occurrence of an IPO, (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) other than Sheffield and his controlled entity Sheffield Energy Management, LLC, of Capital Stock representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; (ii) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (1) nominated by the board of directors of the Borrower that exists on the date of the IPO nor (2) appointed by directors so nominated; or (iii) the acquisition of direct or indirect control of the Borrower by any Person or group other than Sheffield and his controlled entity Sheffield Energy Management, LLC.

Notwithstanding the preceding, the contribution or exchange by Sheffield and Sheffield Energy Management, LLC of Capital Stock in Holdings for share of a corporation formed to hold of record the outstanding Capital Stock of Holdings shall not constitute a Change of Control so long as Sheffield and his controlled entity Sheffield Energy Management, LLC own and control, of record and beneficially, directly, not less than a majority (on a fully diluted basis) of the voting Capital Stock of such corporation free and clear of all Liens (except Permitted Liens) and such new corporation owns and controls, of record and beneficially, directly, not less than a majority (on a fully diluted basis) of the voting Capital Stock of Holdings.

Closing Date: the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied.

Code: the Internal Revenue Code of 1986, as amended from time to time, the regulations thereunder and publicly available interpretations thereof.

Collateral: all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

Commitment: as to any Lender, such Lender’s aggregate Tranche A Commitment and Tranche B Commitment.

Commitment Expiration Date: the first anniversary of the Original Closing Date.

Compliance Certificate: a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B.

Consolidated Cash Interest Coverage Ratio: for any period, the ratio of (a) Consolidated EBITDA of the Borrower for such period to (b) Consolidated Cash Interest Expense of the Borrower for such period.

Consolidated Cash Interest Expense: of any Person for any period, total interest paid in cash, premium payments, fees, charges and related expense (including that attributable to Capital Lease Obligations) of such Person and its consolidated Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its consolidated Subsidiaries (including all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers’ acceptance financing and net costs of such Person under Hedging Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

Consolidated Current Assets: at any date, the total consolidated current assets of Borrower and its Subsidiaries at such date (excluding those assets associated with the mark-to-market value of Hedging Agreements) determined in conformity with GAAP.

Consolidated Current Liabilities: at any date, all liabilities of Borrower and its Subsidiaries at such date (excluding those liabilities associated with the mark-to-market value of Hedging Agreements) which should, in conformity with GAAP, be classified as current liabilities on a consolidated balance sheet of Borrower, excluding current maturities of long term Indebtedness.

Consolidated Current Ratio: as of any date of determination, the ratio of (a) (i) Consolidated Current Assets at such date plus (ii) availability under the First Lien Credit Agreement at such date to (b) Consolidated Current Liabilities at such date.

Consolidated EBITDA: of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Cash Interest Expense and the interest expense associated with the PIK Interest of such Person, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets) and (f) any other non-cash charges, including (in case of clauses (e) and (f)), charges representing (i) accruals of or reserves for cash expenditures in a future period, (ii) amortization of prepaid items paid in cash in a prior period or (iii) marked-to-market charges under any Hedging Agreements, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Cash Interest Expense or PIK Interest), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets) and (c) any other non-cash income, including (in case of clauses (b) and (c)), marked-to-market gains under any Hedging Agreements, all as determined on a consolidated basis and minus, whether or not included in the statement of such Consolidated Net Income for such period, all cash expenditures in such period for (A) previously accrued or reserved for charges or (B) prepaid items to be amortized in future periods.

Consolidated Net Income: of any Person for any period, the consolidated net income (or loss) of such Person for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of Borrower for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary, and (d) any one-time increase or decrease to such consolidated net income (or loss) which is required to be recorded because of the adoption of new accounting policies, practices or standards required by GAAP.

Consolidated Leverage Ratio: as at the last day of any period of four consecutive fiscal quarters of Borrower, the ratio of (a) (i) Consolidated Total Debt on such day to (b) Consolidated EBITDA of Borrower for such period.

Consolidated Total Debt: at any date, the aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided that, “Consolidated Total Debt” shall not include Indebtedness arising from trade accounts payable incurred in the ordinary course of business which are not more than 90 days past the date of invoice or delinquent or are being contested in good faith by appropriate proceedings.

Constituent Documents: with respect to any Person, (a) the articles or certificate of incorporation, certificate of formation or partnership, articles of organization, limited liability company agreement or agreement of limited partnership (or the equivalent organizational documents) of such Person, (b) the by-laws (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Capital Stock.

Contingent Obligation: of a Person, any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any comfort letter, operating agreement, take or pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

Contractual Obligation: with respect to any Person, any term, condition or provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

Default: any of the events specified in Article VII, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

Default Rate: as defined in Section 2.8(b).

Defaulting Lender: subject to Section 2.14(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding set forth in Section 4.2 (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified Borrower or the Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Agent or Borrower, to confirm in writing to the Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any bankruptcy, insolvency, reorganization, moratorium or similar laws, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.14(b)) upon delivery of written notice of such determination to Borrower and each Lender.

Defensible Title: title that is free from reasonable doubt to the end that a prudent person engaged in the business of purchasing and owning, developing, and operating producing Oil and Gas Properties in the geographical areas in which they are located, with knowledge of all of the facts and their legal bearing, would be willing to accept the same acting reasonably.

Deposit Account Control Agreement: a deposit account control agreement executed and delivered among any Loan Party, Agent and each bank at which such Loan Party maintains, any deposit account, in each case, in such form as may be acceptable to the Agent, in each case, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Disposition: with respect to any Property, any sale, lease, sale and leaseback transaction, assignment, farmout, exchange, conveyance, transfer or other disposition (including by way of a merger or consolidation) of such Property or any interest therein (excluding the creation of any Permitted Lien on such Property but including the sale or factoring at maturity or collection of any accounts or permitting or suffering any other Person to acquire any interest (other than a Permitted Lien) in such Property) or the entering into any agreement to do any of the foregoing; and the terms “Dispose” and “Disposed of” shall have correlative meanings. Notwithstanding the foregoing and other than with respect to Section 6.5, a “Disposition” does not include the sale of produced Hydrocarbons in the ordinary course of business on ordinary trade terms.

Disqualified Stock: as to any Person, any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) requires the payment of dividends (other than dividends payable solely in Capital Stock which does not otherwise constitute Disqualified Stock) or matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Indebtedness or is redeemable at the option of the holder thereof, in whole or in part, at any time on or prior to the date six months after the Maturity Date.

Dollar-Denominated Production Payments: production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

Dollars and $: lawful currency of the United States of America.

Environmental Laws: any and all applicable laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other legally enforceable requirements (including common law) of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning pollution, protection of the environment, natural resources or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the regulations promulgated pursuant thereto, and all analogous state or local statutes and regulations.

Environmental Permits: any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required or obtained under any Environmental Law.

Event of Default: any of the events specified in Article VII; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

Exchange Act: the Securities Exchange Act of 1934, as amended.

Existing Credit Agreement: as defined in the preamble hereto.

Existing Tranche A Loans: as defined in Section 2.1(a).

Federal Funds Effective Rate: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Agent from three federal funds brokers of recognized standing selected by Agent.

First Lien Credit Agreement: that certain Amended and Restated Credit Agreement, dated as of October 21, 2013, among Borrower, the First Lien Lender and the other financial institutions party thereto as lenders, as such agreement may be amended, restated or otherwise modified from time to time as permitted by this Agreement and the Intercreditor Agreement.

First Lien Lender: Wells Fargo Bank, National Bank, in its capacity as administrative agent for the lenders under the First Lien Credit Agreement.

First Lien Loan Documents: the First Lien Credit Agreement, each note, guarantee, security agreement, mortgage, deed of trust, and each certificate, agreement, instrument, waiver, consent or document executed by a Loan Party and delivered to the First Lien Lender or any financial institution party thereto as a lender in connection with or pursuant to any of the foregoing, in each case, as the same may be amended, supplemented, replaced or otherwise modified from time to time as permitted by this Agreement and the Intercreditor Agreement.

First Lien Obligations: the “Obligations” as such term will be defined in the First Lien Credit Agreement.

Funding Date: the date on which each of the conditions set forth in Section 4.2 is either satisfied or waived by the Lenders.

Funding Office: the office specified from time to time by Agent as its funding office by notice to Borrower and the Lenders.

GAAP: generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparation of the Pro Forma Balance Sheet.

Gas Imbalance: (a) a sale or utilization by any Loan Party or any Subsidiary of volumes of natural gas in excess of its gross working interest, (b) receipt of volumes of natural gas into a gathering system and redelivery by any Loan Party or any Subsidiary of a larger or smaller volume of natural gas under the terms of the applicable transportation agreement, or (c) delivery to a gathering system of a volume of natural gas produced by any Loan Party or any Subsidiary that is larger or smaller than the volume of natural gas such gathering system redelivers for the account of any Loan Party or any Subsidiary, as applicable.

General Partner: as defined in the preamble hereto.

Governmental Authority: any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any province, commonwealth, territory, possession, county, parish, town, township, village or municipality, whether now existing or hereafter constituted or existing.

Granting Lender: as defined in Section 9.7(g).

Guarantee and Security Agreement: the Amended and Restated Guarantee and Security Agreement attached hereto as Exhibit D, dated as of the Closing Date, executed and delivered by General Partner, Holdings, Borrower and each Subsidiary of Holdings and Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Guarantee Obligation: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of such obligation of such other Person, the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (w) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (x) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (y) to purchase Property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (z) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (I) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (II) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Borrower in good faith.

Guarantor: each Person who is a party as a “Guarantor” and “Grantor” to the Guarantee and Security Agreement.

Hedged Prices and Volumes: prices and volumes of Hydrocarbons in barrels of oil or MMBtu of gas supported by confirmations from any Approved Counterparty to any Hedging Agreement or otherwise reflected in the most recent report delivered pursuant to Section 5.2(b).

Hedging Agreement: with respect to any Person, any agreement or arrangement, or any combination thereof, (a) consisting of interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates, currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies or (b) relating to oil and gas or other hydrocarbon prices, transportation or basis costs or differentials or other similar financial factors, that is customary in the oil and gas business and is entered into by such Person in the ordinary course of its business for the purpose of limiting or managing risks associated with fluctuations in such prices, costs, differentials or similar factors.

Highest Lawful Rate: with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

Holdings: as defined in the preamble hereto.

Hydrocarbon Interests: all presently existing or after-acquired rights, titles and interests in and to oil and gas leases, oil, gas and mineral leases, other Hydrocarbon leases, mineral interests, mineral servitudes, overriding royalty interests, royalty interests, net profits interests, production payment interests and other similar interests. Unless otherwise qualified, all references to a Hydrocarbon Interest or Hydrocarbon Interests in this Agreement shall refer to a Hydrocarbon Interest or Hydrocarbon Interests of the Loan Parties and their Subsidiaries.

Hydrocarbons: collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

Indebtedness: of any Person at any date, without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all Disqualified Stock of such Person, (h) all obligations of such Person relating to any Production Payment or in respect of production imbalances (but excluding production imbalances arising in the ordinary course of business), (i) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (h) above; (j) all obligations of the kind referred to in clauses (a) through (i) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; and (k) all obligations (netted, to the extent provided for therein) of such Person in respect of Hedging Agreements (including obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder). The Indebtedness of a Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

Indemnified Liabilities: as defined in Section 9.6.

Indemnitee: as defined in Section 9.6.

Independent Accountants: KPMG or any other independent public accountants of recognized national standing.

Instructions Agreement: as defined in the Guarantee and Security Agreement.

Intellectual Property: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, state, multinational or foreign laws or otherwise, including, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, service-marks, technology, know-how and processes, licenses or rights to use databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information, recipes, formulas, trade secrets and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

Intercreditor Agreement: that certain Amended and Restated Intercreditor Agreement, dated as of the Closing Date, between Agent and First Lien Lender and acknowledged by the Loan Parties, in form and substance acceptable to Agent in its sole discretion after consultation with the Lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms hereof and thereof.

Interest Payment Date: (a) the last day of each month, commencing with the month in which funds are first disbursed, (b) the Maturity Date and (c) the date of any repayment or prepayment made with respect to any Loan.

Interest Rate: (i) the Cash Interest Rate plus (ii) the PIK Interest Rate; provided that in no event shall the Interest Rate exceed the Highest Lawful Rate.

Investment: for any Person (a) the acquisition (whether for cash, Property of such Person, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, debt securities, partnership or other ownership interests or other securities of, or any Property constituting an ongoing business of, or the making of any capital contribution to, any other Person or any agreement to make any such acquisition or capital contribution, (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold in the ordinary course of business), (c) the entering into of any Guarantee of, or other Contingent Obligation with respect to, Indebtedness or other liability of any other Person, and (d) any other investment that would be classified as such on a balance sheet of such Person in accordance with GAAP.

IPO: the first underwritten registration of any Capital Stock of the Borrower that is filed and declared effective under the Securities Act.

knowledge: with respect to any Person, the best knowledge (after due and diligent investigation) of such Person.

Lenders: as defined in the preamble hereto.

LIBOR: for each calendar quarter, a rate of interest determined by Agent equal to the greater of: (a) 1.00% and (b) the offered rate for three-month deposits in Dollars that appears on Reuters Screen LIBOR01 (or any successor thereto) as of 11:00 a.m. (London time) on the second full LIBOR Business Day preceding the first day of each calendar quarter (unless such date is not a Business Day, in which event the next succeeding Business Day will be used).

If such interest rates shall cease to be available from such service, LIBOR shall be determined from such comparable publicly available financial reporting service for displaying Eurodollar rates as shall be selected by Agent and if such interest rates shall become generally unavailable, then “LIBOR” shall be deemed to mean the rate of interest per annum equal to the sum of the Federal Funds Effective Rate in effect from time to time plus 0.50%.

LIBOR Business Day: a Business Day on which banks in the city of London, England are generally open for dealings in Dollar deposits in the London interbank market.

Lien: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment or performance of any Indebtedness or other obligation (including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor).

Loans: as defined in Section 2.1(c).

Loan Documents: this Agreement, the Security Documents, the Intercreditor Agreement, the Notes, and each certificate, agreement, instrument, waiver, consent or document executed by a Loan Party and delivered to Agent or any Lender in connection with or pursuant to any of the foregoing.

Loan Parties: Holdings, General Partner, Borrower and each Subsidiary Guarantor.

Material Adverse Effect: a material adverse effect on any of (a) the business, assets, property, condition (financial or otherwise) or prospects of the Loan Parties taken as a whole, (b) the value of the Collateral (except when such value is affected by then-current market conditions in the oil and gas industry, other than financial and capital markets conditions), (c) the legality, validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of Agent or the Lenders hereunder or thereunder, (d) the perfection or priority of the Liens granted pursuant to the Security Documents or (e) the ability of Borrower to repay the Obligations or of the Loan Parties to perform their obligations under the Loan Documents.

Material Contract: as defined in Section 3.30.

Material Environmental Amount: an amount or amounts payable or reasonably likely to become payable (and not covered by insurance) by any Loan Party or any of its Subsidiaries, individually or in the aggregate in excess of $1,000,000, for costs to comply with or any liability under any Environmental Law, failure to obtain or comply with any Environmental Permit, costs of any investigation, and any remediation, of any Material of Environmental Concern, and any other cost or liability, including compensatory damages (including damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

Materials of Environmental Concern: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, natural gas or natural gas products, mercury, hydrogen sulfide, drilling fluids, produced water, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

Maturity Date: as defined in Section 2.3.

Moody’s: Moody’s Investors Service, Inc., or its successor.

Mortgaged Properties: the Oil and Gas Properties listed on Schedule 1.1(b), together with any additional Oil and Gas Properties which any Loan Party or any Subsidiary may hereafter acquire or otherwise own or lease, in each case as to which Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to one or more Mortgages.

Mortgages: each of the mortgages and deeds of trust made by any Loan Party in favor of, or for the benefit of, Agent for the benefit of the Secured Parties, substantially in the form of Exhibit F (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded) and in form and substance acceptable to Agent.

Net Cash Proceeds: (a) in connection with any Disposition, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Disposition, net of (i) amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Disposition (other than any Lien pursuant to a Security Document), (ii) attorneys’ fees, accountants’ fees, investment bank fees and other reasonable and customary fees and expenses actually incurred in connection therewith and (iii) taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); and (b) in connection with any incurrence of Indebtedness for borrowed money, the cash proceeds received from such incurrence, net of attorneys’ fees, accountants’ fees, investment bank fees, underwriting discounts and commissions and other reasonable and customary fees and expenses actually incurred in connection therewith; provided, however, that, in each case, evidence of such costs and payments is provided to Agent in form and substance reasonably satisfactory to it.

Non-Defaulting Lender: at any time, each Lender that is not a Defaulting Lender at such time.

Non-Excluded Taxes: as defined in Section 2.11(a).

Non-U.S. Lender: as defined in Section 2.11(d).

Notes: as defined in Section 2.4(e).

Obligations: the unpaid principal of and interest on (including, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of any Loan Party to Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, reimbursement obligations, indemnities, costs, expenses (including, all fees, charges and disbursements of counsel to Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto) or otherwise.

Oil and Gas Properties: Hydrocarbon Interests; the properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. Unless otherwise qualified, all references to an Oil and Gas Property or to Oil and Gas Properties in this Agreement shall refer to an Oil and Gas Property or Oil and Gas Properties of the Loan Parties and their Subsidiaries.

Operations: Parsley Energy Operations, LLC, a Texas limited liability company.

Original Closing Date: November 20, 2012.

Other Taxes: any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

Participant: as defined in Section 9.7(b).

Participant Register: as defined in Section 9.7(b).

Patriot Act: as defined in Section 9.20.

Payment Office: the office specified from time to time by Agent as its payment office by notice to Borrower and the Lenders; provided all payments becoming due and payable under the Loan Documents or on any Note must be made in New York, New York by wire transfer to a bank and account located in the State of New York specified by Agent. Agent may at any time, by notice to Borrower, change the place of payment of any such payments so long as such place of payment is in the State of New York.

Permits: the collective reference to (i) Environmental Permits, and (ii) any and all other franchises, licenses, leases, permits, approvals, consents, notifications, certifications, registrations, authorizations, exemptions, variances, qualifications, easements and rights of way of any Governmental Authority or third party.

Permitted Indebtedness: as defined in Section 6.2.

Permitted Liens: the collective reference to (a) in the case of Collateral other than Pledged Capital Stock, Liens permitted by Section 6.3 and (b) in the case of Collateral consisting of Pledged Capital Stock, (i) Liens created under the Loan Documents, (ii) Liens created under the First Lien Loan Documents and (iii) non-consensual Liens permitted by Section 6.3 to the extent arising by operation of law.

Person: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

Petroleum Engineers: (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company Petroleum Consultants, L.P. and (c) any other independent petroleum engineer as may be selected by the Borrower with the prior consent of Agent.

PIK Interest: interest that is added to the outstanding principal balance of the Loans in accordance with Section 2.8(d), which shall thereafter be deemed principal bearing interest at the PIK Interest Rate.

PIK Interest Rate: (a) with respect to Tranche A Loans, 4.0% per annum, and (b) with respect to Tranche B Loans, 0% per annum.

PIK Loans: as defined in Section 2.8(d).

Pledged Capital Stock: means any Capital Stock in which a Lien or security interest has been granted or intended to be granted to the Agent, for itself and on behalf of the Secured Parties, pursuant to the Loan Documents.

Prepayment Date: with respect to any prepayment pursuant to Sections 2.6 or 2.7, the date of such prepayment.

Production Payment: collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

Pro Forma Balance Sheet: as defined in Section 3.1(a).

Projected Production: the projected production of Hydrocarbons (measured by volume unit or BTU equivalent, not sales price) from Oil and Gas Properties and interests owned by Borrower and its Subsidiaries which have attributable to them, (a) in the case of Section 5.11, Proved Developed Producing Reserves and (b) in the case of Section 6.16, Proved Reserves, as such production is projected in the most recent Reserve Report delivered pursuant to this Agreement, after deducting projected production from any Oil and Gas Properties or Hydrocarbon Interests sold or under contract for sale that had been included in such report and after adding projected production from any Oil and Gas Properties or Hydrocarbon Interests that had not been reflected in such report but that are reflected in a separate or supplemental report meeting the requirements of Section 5.2(c) and otherwise are satisfactory to Agent.

Projections: as defined in Section 5.3(b).

Property: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. Unless otherwise qualified, all references to Property in this Agreement shall refer to a Property or Properties of Holdings or its Subsidiaries.

Proved Developed Non-Producing Reserves: those Oil and Gas Properties designated as proved developed non-producing (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society of Petroleum Engineers, Inc. from time to time) in the Reserve Report most recently delivered to Agent pursuant to this Agreement.

Proved Developed Producing Reserves: those Oil and Gas Properties designated as proved developed producing (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society of Petroleum Engineers, Inc. from time to time) in the Reserve Report most recently delivered to Agent pursuant to this Agreement.

Proved Reserves: those Oil and Gas Properties designated as proved (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society of Petroleum Engineers, Inc. from time to time) in the Reserve Report most recently delivered to Agent pursuant to this Agreement.

Proved Undeveloped Reserves: those Oil and Gas Properties designated as proved undeveloped (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society of Petroleum Engineers, Inc. from time to time) in the Reserve Report most recently delivered to Agent pursuant to this Agreement.

Purchase Price Refund: any amount received by any Loan Party after the Closing Date as a result of a purchase price adjustment or similar event in connection with any acquisition of Property by such Loan Party.

PV 10 Value: with respect to any Proved Reserves, the aggregate net present value of such Oil and Gas Properties calculated before income taxes, but after reduction for royalties, lease operating expenses, severance and ad valorem taxes, Capital Expenditures and abandonment costs; with no escalation of Capital Expenditures or abandonment costs; discounted at 10%; using assumptions regarding future prices of Hydrocarbon sales based on Hedged Prices and Volumes and the Reserve Report Price Deck on all unhedged volumes, adjusted for historical price differentials and Btu and quality adjustments. The PV 10 Value shall be calculated and included as part of each Reserve Report, and such PV 10 Value shall remain in effect until the delivery of the next Reserve Report to be delivered.

Qualified Investment: expenditures incurred to drill, develop or acquire Oil and Gas Properties or to acquire equipment in each case, useful in the business of Borrower or any Wholly Owned Subsidiary Guarantor.

Real Property: the surface, subsurface and mineral rights and interests owned, leased or otherwise held by any Loan Party or its Subsidiaries.

Register: as defined in Section 9.7(d).

Regulation U: Regulation U of the Board as in effect from time to time.

Reinvestment Deferred Amount: with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Loan Party in connection therewith that are duly specified in a Reinvestment Notice as not being required to be initially applied to prepay the Loans pursuant to Section 2.7(c) as a result of the delivery of a Reinvestment Notice.

Reinvestment Event: any Disposition pursuant to Section 6.5(h) in respect of which Borrower has delivered a Reinvestment Notice.

Reinvestment Notice: a written notice (a) executed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing and stating that Borrower (directly or indirectly through a Wholly Owned Subsidiary Guarantor) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event specified in such notice to make a Qualified Investment and (b) which is delivered to the Agent within five Business Days after receipt of such Net Cash Proceeds.

Reinvestment Prepayment Amount: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less the portion, if any, thereof expended prior to the relevant Reinvestment Prepayment Date to make a Qualified Investment.

Reinvestment Prepayment Date: with respect to any Reinvestment Event, the earlier of (a) the date occurring six months after such Reinvestment Event and (b) the date on which Borrower shall have determined not to, or shall have otherwise ceased to, make a Qualified Investment with all or any portion of the relevant Reinvestment Deferred Amount.

Related Fund: with respect to any Lender, any fund or other entity (including a managed account) that is managed or advised by the same investment advisor as such Lender, by such Lender or an Affiliate of such Lender.

Required Lenders: at any time, Tranche A Lenders holding at least 66 2/3% in aggregate principal amount of the Tranche A Loans outstanding at such time.

Requirement of Law: as to any Person, the Constituent Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

Reserve Report: a report prepared by the Petroleum Engineers, regarding the Proved Reserves attributable to the Oil and Gas Properties of the Loan Parties, reasonably satisfactory to Agent in both format and content, and otherwise in compliance with Sections 4.1(j), 5.2(c) and 5.2(d), as applicable. Each Reserve Report shall set forth volumes, projections of the future rate of production, Hydrocarbon prices (which shall be based upon the Reserve Report Price Deck), net proceeds of production, operating expenses and capital expenditures, PV 10 Value, in each case based upon updated economic assumptions reasonably acceptable to Agent and the Required Lenders.

Reserve Report Price Deck: the average relevant current price assumptions contained in the most recent publication of the Macquarie Tristone Quarterly Energy Lender Price Survey or, if such survey is no longer published, a similar survey acceptable to Agent.

Responsible Officer: as to any Loan Party, the chief executive officer, president or chief financial officer of such Loan Party (or in the case of a Loan Party that is a partnership of such Loan Party’s general partner), but in any event, with respect to financial matters, the chief financial officer of such Loan Party (or in the case of a Loan Party that is a partnership of such Loan Party’s general partner). Unless otherwise qualified, all references to a “Responsible Officer” shall refer to a Responsible Officer of Borrower.

Restricted Payments: as defined in Section 6.6.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

Sale and Leaseback Transaction: any sale or other transfer of Property by any Person with the intent of such Person or an Affiliate thereof to lease such Property as lessee.

SEC: the Securities and Exchange Commission (or successor thereto or an analogous Governmental Authority).

Secured Parties: collectively, Agent and any Lender.

Securities Act: the Securities Act of 1933, as amended.

Security Documents: the collective reference to the Guarantee and Security Agreement, the Mortgages, each Deposit Account Control Agreement, each Access Agreement, and all other security documents hereafter delivered to Agent granting a Lien on any Property of any Person to secure any of the Obligations.

Sheffield: Mr. Bryan Sheffield.

Solvency Certificate: a solvency certificate and analysis by the chief financial officer of Borrower substantially in the form of Exhibit H.

Solvent: with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (d) such Person will be able to pay its debts as they mature and (e) such Person is not insolvent within the meaning of any applicable Requirement of Law. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

SPS: Spraberry Production Services, LLC, a Texas limited liability company.

SPV: as defined in Section 9.7(g).

Subsidiary: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of Capital Stock having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers (or persons performing similar functions) of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, in each case, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Holdings.

Subsidiary Guarantor: each Subsidiary of Holdings that is a Guarantor.

Tax Affiliate: with respect to any Person, (a) any Subsidiary of such Person, and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

Tax Return: as defined in Section 3.12.

Title Opinion: a title opinion, in form and substance acceptable to Agent in its sole discretion, regarding the before payout and after payout ownership interests held by any Loan Party, for all wells located (or to be drilled) on, and otherwise as to the ownership of, such Oil and Gas Property and reflecting that Agent has a legal and valid perfected Lien (subject only to the Permitted Liens) on such Oil and Gas Property.

Tranche: Tranche A or Tranche B, as applicable.

Tranche A Commitment: as to any Lender, the obligation of such Lender, if any, to make a Tranche A Loan to Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Tranche A Commitment” opposite such Lender’s name on Schedule 1.1(a) hereto, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be reduced pursuant to Section 2.1. The aggregate amount of the Tranche A Commitments as of the Closing Date is $10,000,000.

Tranche A Lenders: any Lender that has an a Tranche A Commitment or that has an outstanding Tranche A Loan.

Tranche A Loans: as defined in Section 2.1(b).

Tranche B Commitment: as to any Lender, the obligation of such Lender, if any, to make a Tranche B Loan to Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Tranche B Commitment” opposite such Lender’s name on Schedule 1.1(a) hereto. The aggregate amount of the Tranche B Commitments as of the Closing Date is $125,000,000.

Tranche B Lenders: any Lender that has a Tranche B Commitment or that has an outstanding Tranche B Loan.

Tranche B Loans: as defined in Section 2.1(c).

Transactions: the borrowing of funds hereunder on the Funding Date and application thereof in accordance with this Agreement.

Transferee: as defined in Section 9.15.

UCC: the Uniform Commercial Code, as in effect from time to time in the State of New York or other applicable jurisdiction.

Volumetric Production Payment: production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

Wholly Owned Subsidiary: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

Wholly Owned Subsidiary Guarantor: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of Borrower.

1.2 Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP; provided that for purposes of Section 6.1, any non-cash items arising under FAS 133, 142, 143 or 144 shall be excluded from the relevant calculation.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) All calculations of financial ratios set forth in Section 6.1 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.

(f) References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

(g) The term “including” when used in any Loan Document means “including without limitation” except when used in the computation of time periods.

(h) The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

(i) The terms “Lender” and “Agent” include their respective successors.

(j) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities (as such term is defined in the Securities Act), revenues, accounts, leasehold interests and contract rights.

(k) Each reference to “Loan Party” in Article III shall include any Subsidiary of Holdings that is or, pursuant to Section 5.12 or Section 6.17, is required to be a Guarantor.

1.3 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

ARTICLE II

AMOUNT AND TERMS OF COMMITMENTS

2.1 Loans and Commitments.

(a) The Loan Parties acknowledge and agree that pursuant to the Existing Credit Agreement, the Tranche A Lenders made certain term loans prior to the Closing Date to Borrower in an aggregate principal amount equal to $67,164,710.50 and that the outstanding term loans are to remain outstanding as of the date of this Agreement (such loans hereafter referred to as “Existing Tranche A Loans”).

(b) Subject to the terms and conditions hereof, each of the Tranche A Lenders severally agrees to make a term loan to Borrower, at any time or from time to time during the period from the Funding Date to the Commitment Expiration Date, in an aggregate principal amount not to exceed such Lender’s Tranche A Commitment at such time (collectively, “Additional Tranche A Loans”; and together with the Existing Tranche A Loans, the “Tranche A Loans”).

(c) Subject to the terms and conditions hereof, each of the Tranche B Lenders severally agrees to make a term loan to Borrower, on the Funding Date, in an aggregate principal amount not to exceed such Lender’s Tranche B Commitment at such time (collectively, “Tranche B Loans”; and together with the Tranche A Loans, the “Loans”).

(d) The borrowing by Borrower from the Tranche A Lenders hereunder shall be made pro rata according to the Aggregate Tranche A Exposure Percentages of the Tranche A Lenders, and the borrowing by Borrower from the Tranche B Lenders hereunder shall be made pro rata according to the Aggregate Tranche B Exposure Percentages of the Tranche B Lenders.

(e) Once borrowed or repaid, the Loans may not be reborrowed, and any Commitment, once terminated or reduced, may not be reinstated. Each Tranche B Lender’s Tranche B Commitment shall automatically and without notice be reduced to zero immediately after the funding of the Tranche B Loans on the Funding Date. Each Tranche A Lender’s Tranche A Commitment shall be reduced immediately after the funding of any Tranche A Loan by the principal amount of the Tranche A Loan then funded, and the remaining Tranche A Commitments, if any, shall automatically and without notice be reduced to zero at the closing of business on the day next preceding the Commitment Expiration Date.

2.2 Procedures for Borrowing. Borrower shall deliver to Agent a Borrowing Notice (which Borrowing Notice must be received by Agent prior to 12:00 P.M., New York City time, (a) in the case of the Tranche B Loans, three Business Days prior to the Funding Date and (b) in the case of the Tranche A Loans, ten Business Days prior to the Borrowing Date) requesting that the Lenders make the applicable Loans on the Borrowing Date and specifying the amount to be borrowed. Upon receipt of such Borrowing Notice, Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on each Borrowing Date, each applicable Lender shall make available to Agent at the Funding Office an amount in Dollars and in immediately available funds equal to the Loan to be made by such Lender on such date. Agent shall make available to Borrower the aggregate of the amounts made available to Agent by the Lenders, in like funds as received by Agent.

2.3 Maturity Date. The Loans of each Lender shall mature on December 31, 2016 (the “Maturity Date”).

2.4 Repayment of Loans; Evidence of Debt.

(a) Borrower hereby unconditionally promises to pay to Agent for the account of the appropriate Lender the entire principal amount of each Loan of such Lender on the Maturity Date or on such earlier date on which the Loans become due and payable pursuant to Section 2.6 or 2.7 or Article VII. Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the applicable Borrowing Date (as defined in the Existing Credit Agreement), in the case of Existing Tranche A Loans, and the applicable Borrowing Date, in the case of Additional Tranche A Loans and the Tranche B Loans, until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.8.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) Agent, on behalf of Borrower, shall maintain the Register pursuant to Section 9.7(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) both the amount of any sum received by Agent hereunder from Borrower and each Lender’s share thereof.

(d) The entries made in the Register and the accounts of each Lender maintained pursuant to this Section 2.4 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, however, that the failure of any Lender or Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Loans made to Borrower by such Lender in accordance with the terms of this Agreement.

(e) Borrower agrees that, upon the request to Agent by any Lender, Borrower will promptly execute and deliver to such Lender a promissory note of Borrower evidencing any Loans of such Lender, substantially in the form of Exhibit I (a “Note”), with appropriate insertions as to date and principal amount; provided that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans on any Borrowing Date.

2.5 Fees.

(a) Borrower shall pay to Agent for its own account an annual nonrefundable administration fee equal to $100,000, such fee to be paid in advance on the Funding Date and thereafter on each anniversary of the Funding Date prior to the Maturity Date or, if any such date is not a Business Day, on the first Business Day thereafter; provided that, with respect to the fee to be paid pursuant to this clause (a) on the Funding Date, any amounts paid to the Agent on the Original Closing Date with respect to the Existing Tranche A Loans pursuant to Section 2.5(a) of the Existing Credit Agreement shall be pro rated and shall be credited to such Funding Date fee as appropriate.

(b) Borrower agrees to pay to Agent the fees in the amounts and on the dates from time to time agreed to in writing by Borrower and Agent; provided that any fees owing to a Lender which is a Defaulting Lender may be withheld by the Agent in its sole discretion for so long as such Lender remains a Defaulting Lender.

2.6 Optional Prepayments.

(a) Borrower may, upon at least three Business Days’ prior written notice to Agent stating the Prepayment Date, prepay the outstanding principal amount of (i) the Tranche A Loans and (ii) the Tranche B Loans, pro rata, in an aggregate minimum amount of $20,000,000, together with accrued interest through the Prepayment Date, in accordance with the provisions of this Agreement. Each prepayment of Tranche A Loans pursuant to this Section 2.6(a) made prior to the second anniversary of the Original Closing Date, shall be accompanied by the Applicable Premium with respect to the principal amount of the Tranche A Loans being prepaid. For purposes hereof, the “Applicable Premium” shall be a cash amount equal to the amounts and the percentages of principal amount of the Tranche A Loans being prepaid set forth below:

If prepaid at any time prior to the first anniversary of the Original Closing Date:

The sum of (i) the remaining scheduled payments of Cash Interest and PIK Interest with respect to such Tranche A Loans from the Prepayment Date through the first anniversary of the Original Closing Date plus (ii) 7.50% of the principal amount of the Tranche A Loans being prepaid

If prepaid at any time on or after the first anniversary but prior to the second anniversary of the Original Closing Date:	7.50% of the principal amount of the Tranche A Loans being prepaid

(b) Any such prepayment must be accompanied by payment of Agent’s and each Lender’s reasonable out-of-pocket expenses in accordance with Section 9.5(a). Upon the giving of any such notice of prepayment, the principal amount of all outstanding Loans, together with the accrued interest thereon through the Prepayment Date and any Applicable Premium shall become due and payable on the Prepayment Date; provided that any such notice may be subject to the occurrence of a refinancing, and the amount specified to be prepaid shall not become due and payable on the Prepayment Date upon the failure of such condition.

(c) Any optional prepayment under this Section 2.6 shall be applied to the Loans as set forth in Section 2.9.

2.7 Mandatory Prepayments.

(a) Unless the Required Lenders shall otherwise agree, if any Loan Party or any Subsidiary shall incur any Indebtedness (other than Permitted Indebtedness), then upon receipt Borrower shall apply such Net Cash Proceeds to (i) prepay the principal amount of the Loans or (ii) repay amounts required to be repaid under the First Lien Credit Agreement as the result of any borrowing base deficiency or optionally prepay the principal amount of loans under the First Lien Credit Agreement provided the commitments under the First Lien Credit Agreement are permanently reduced by an equal amount. The provisions of this Section 2.7(a) do not constitute a consent to the incurrence of any Indebtedness by any Loan Party.

(b) Unless the Required Lenders shall otherwise agree, if on any date any Loan Party shall receive Net Cash Proceeds from any Disposition (other than a Disposition pursuant to Section 6.5(h)) or any Purchase Price Refund, then upon receipt Borrower shall apply such Net Cash Proceeds to (i) prepay the principal amount of the Loans or (ii) repay amounts required to be repaid under the First Lien Credit Agreement as the result of any borrowing base deficiency or optionally prepay the principal amount of loans under the First Lien Credit Agreement provided the commitments under the First Lien Credit Agreement are permanently reduced by an equal amount. The provisions of this Section do not constitute a consent to the consummation of any Disposition.

(c) Unless the Required Lenders shall otherwise agree, if on any date Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Disposition pursuant to Section 6.5(h), then:

(i) unless prior to such date Borrower has delivered to Agent a Reinvestment Notice with respect thereto, on the date that is five Business Days after such receipt thereof Borrower shall apply such Net Cash Proceeds to (i) prepay the principal amount of the Loans or (ii) repay amounts required to be repaid under the First Lien Credit Agreement as the result of any borrowing base deficiency or optionally prepay the principal amount of loans under the First Lien Credit Agreement provided the commitments under the First Lien Credit Agreement are permanently reduced by an equal amount; and

(ii) in the event Borrower delivers to Agent a Reinvestment Notice with respect to such Net Cash Proceeds, Borrower shall apply an amount equal to the aggregate Net Cash Proceeds less the portion of such Net Cash Proceeds, if any, expended prior to the relevant Reinvestment Prepayment Date to make a Qualified Investment to (i) prepay the principal amount of the Loans or (ii) repay amounts required to be repaid under the First Lien Credit Agreement as the result of any borrowing base deficiency or optionally prepay the principal amount of loans under the First Lien Credit Agreement provided the commitments under the First Lien Credit Agreement are permanently reduced by an equal amount.

(d) Each prepayment of the Loans pursuant to this Section 2.7 shall be applied in accordance with Section 2.9 and shall be accompanied by a cash payment of the accrued interest (whether accrued as Cash Interest or PIK Interest) to the Prepayment Date on the principal amount prepaid together with all other amounts then owing under this Agreement or any Loan Document including any fees and expenses then due and payable under any Loan Document. Each prepayment of the Tranche A Loans pursuant to Sections 2.7(a), 2.7(b) or 2.7(c) shall be accompanied by the concurrent payment of the Applicable Premium.

2.8 Interest Rates, Payment Dates and Computation of Interest and Fees.

(a) Each Loan shall bear interest for each day on which it is outstanding at the Interest Rate.

(b) (i) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or there shall occur and be continuing any other Event of Default, all outstanding Loans (whether or not overdue) (to the extent legally permitted) shall bear interest at a rate per annum that is equal to the Interest Rate plus 2.0% (the “Default Rate”), but in no event to exceed the Highest Lawful Rate, from the date of such nonpayment of principal or occurrence of such Event of Default, respectively, until such amount of principal is paid in full (after as well as before judgment) or until such Event of Default is no longer continuing, respectively, and (ii) if all or a portion of any interest payable on any Loan or any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the Default Rate, in each case, with respect to clauses (i) and (ii) above, from the date of such nonpayment until such amount is paid in full (after as well as before judgment).

(c) Subject to Section 2.8(d) and Section 2.9(h), interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to Section 2.8(b) shall be payable from time to time on demand.

(d) Interest shall be payable in cash, other than that certain portion of the interest accruing at the PIK Interest Rate, which shall be payable as PIK Interest (the portion of interest payable in cash, “Cash Interest”); provided that, to the extent the Cash Interest Rate exceeds 15.0% per annum at any time, such excess shall be payable as PIK Interest. All accrued PIK Interest that becomes due and payable shall be deemed an extension of additional Loans (“PIK Loans”) pursuant to the terms of, and subject to, the Loan Documents. Unless the context otherwise requires, for all purposes hereof, references to “principal amount” of Loans refers to the original face amount of the Loans plus any PIK Loans. The entire unpaid balance of all PIK Loans shall be immediately due and payable in full in immediately available funds on the Maturity Date. For the avoidance of doubt, a PIK Loan will be deemed to be in the same Tranche as is the underlying Loan to which it relates.

(e) If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal pursuant to the preceding sentence, interest thereon shall be payable at the rate applicable during such extension period.

(f) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a year of 360 days and, in each case, shall be payable for the actual number of days elapsed (including the first day and the last day).

2.9 Application of Payments; Place of Payments.

(a) Subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders, each payment (including any prepayment) in respect of principal or interest in respect of any Loans and each payment in respect of fees (other than fees payable in accordance with Section 2.5(a)) or expenses payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders (including, for the avoidance of doubt, on a pro rata basis as between the Tranche A Loans and the Tranche B Loans). Amounts prepaid on account of the Loans may not be reborrowed.

(b) So long as no Event of Default shall have occurred and be continuing all payments and any other amounts received by Agent from or for the benefit of Borrower shall be applied: (i) first, to pay all Obligations then due and payable and (ii) second, as Borrower so designates.

(c) After the occurrence and during the continuance of any Event of Default, Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral, and agrees that Agent may, and shall upon either (A) the written direction of the Required Lenders or (B) the acceleration of the Obligations pursuant to Section 7.1, apply all payments in respect of any Obligations and all proceeds of Collateral in the following order:

(i) first, to the payment or reimbursement of Agent for all costs, expenses, disbursements and losses incurred by Agent and which any Loan Party is required to pay or reimburse pursuant to the Loan Documents;

(ii) second, to the payment or reimbursement of the Secured Parties (on a pro rata basis as between Tranche A Lenders and Tranche B Lenders) for all costs, expenses, disbursements and losses incurred by such Persons and which any Loan Party is required to pay or reimburse pursuant to the Loan Documents;

(iii) third, to the payment of interest on the Loans which is then due on a pro rata basis as between the Tranche A Loans and the Tranche B Loans;

(iv) fourth, to the payment of principal of the Loans which are then due on a pro rata basis as between the Tranche A Loans and the Tranche B Loans;

(v) fifth, to the payment to the Secured Parties of all other Obligations on a pro rata basis as between the Tranche A Lenders and the Tranche B Lenders; and

(vi) sixth, to whomsoever shall be legally entitled thereto.

(d) If any Lender owes payments to Agent hereunder, any amounts otherwise distributable under this Section 2.9 to such Lender shall be deemed to belong to Agent to the extent of such unpaid payments, and Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender. All distributions of amounts described in paragraphs second and fifth above shall be made by Agent to each applicable Secured Party on a pro rata basis determined by the amount such Obligations owed to such Secured Party represents of the aggregate amount of all such Obligations.

(e) All payments (including prepayments) to be made by Borrower hereunder, whether on account of principal, interest, premium, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and (other than payments of PIK Interest prior to the Maturity Date) in immediately available funds. Any payment made by Borrower after 12:00 Noon, New York City time, on any Business Day shall be deemed to have been made on the next following Business Day. Agent shall distribute such payments to the applicable Lenders promptly upon receipt in like funds as received.

(f) Unless Agent shall have been notified in writing by any Lender prior to the borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to Agent, Agent may assume that such Lender is making such amount available to Agent, and Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such amount is not made available to Agent by the required time on any Borrowing Date, such Lender shall pay to Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the daily average Federal Funds Effective Rate and (ii) the rate determined by Agent in accordance with the banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this Section 2.9(f) shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to Agent by such Lender within three Business Days after such Borrowing Date, Agent shall also be entitled to recover such amount with interest thereon at the Interest Rate, on demand, from Borrower.

(g) Unless Agent shall have been notified in writing by Borrower prior to the date of any payment due to be made by Borrower hereunder that Borrower will not make such payment to Agent, Agent may assume that Borrower is making such payment, and Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to Agent by Borrower within three Business Days after such due date, Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of Agent or any Lender against Borrower.

(h) Each payment of the Loans shall be accompanied by accrued interest through the date of such payment on the amount paid.

2.10 Requirements of Law. If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.11 and changes in the rate of tax on the overall net income of such Lender) or shall impose on such Lender any other condition and the result of any of the foregoing is to reduce any amount receivable hereunder in respect thereof, then, in any such case, Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis for such reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.10, it shall promptly notify Borrower (with a copy to Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 2.10 submitted by any Lender to Borrower (with a copy to Agent) shall be conclusive in the absence of manifest error. The obligations of Borrower pursuant to this Section 2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.11 Taxes.

(a) All payments made by or on behalf of any Loan Party under this Agreement or any other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes imposed on Agent or any Lender as a result of a present or former connection between Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Agent’s or such Lender’s having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or any Other Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that Borrower or any Guarantor shall not be required to increase any such amounts payable to Agent or any Lender with respect to any Non-Excluded Taxes (i) that are attributable to Agent’s or such Lender’s failure to comply with the requirements of Sections 2.11(d) or (e) or (ii) that are United States withholding taxes imposed on amounts payable to Agent or such Lender at the time Agent or such Lender becomes a party to this Agreement, except to the extent that Agent’s or such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from Borrower with respect to such Non-Excluded Taxes pursuant to this Section 2.11(a). Borrower or the applicable Guarantor shall make any required withholding and pay the full amount withheld to the relevant tax authority or other Governmental Authority in accordance with applicable Requirements of Law.

(b) In addition, Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Whenever any Non-Excluded Taxes or Other Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Agent for the account of Agent or the relevant Lender, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by Agent or any Lender as a result of any such failure. The agreements in this Section 2.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a “Non U.S. Lender”) shall deliver to Borrower and Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN, W-8IMY (together with any required attachments) or Form W-8ECI, or, in the case of a Non U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” a statement substantially in the form of Exhibit J to the effect that such Lender is eligible for a complete exemption from withholding of U.S. taxes under Section 871(h) or 881(c) of the Code and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non U.S. Lender. Each Non-U.S. Lender shall promptly notify Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 2.11(d), a Non U.S. Lender shall not be required to deliver any form pursuant to this Section 2.11(d) that such Non U.S. Lender is not legally able to deliver.

(e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to Borrower (with a copy to Agent), at the time or times prescribed by applicable law or reasonably requested by Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(f) If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 2.11(f), it shall pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section 2.11(f) with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that Borrower, upon the request of Agent or such Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. This Section 2.11(f) shall not be construed to require Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Borrower or any other Person.

(g) Each Lender shall deliver such documentation prescribed by applicable law and reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, each Lender that is not a Non U.S. Lender shall deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date that such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of Borrower or Agent or upon the expiration or obsolescence of a prior form), duly completed copies of U.S. Internal Revenue Service Form W-9 confirming an exemption from U.S. federal backup withholding tax.

(h) For purposes of this Section 2.11, if a Lender is treated as a domestic partnership for U.S. federal income tax purposes any withholding or payment of a U.S. federal withholding tax by such Lender or by any direct partner or direct member of such Lender (in each case, as of the Closing Date) that is a withholding foreign partnership for U.S. federal income tax purposes, with respect to any payments made by or on behalf of any Loan Party under this Agreement or any other Loan Document, shall be considered a withholding or payment of such U.S. federal withholding tax by Borrower; provided, however, that this Section 2.11(h) shall apply only with respect to payments made by such Lender or such withholding foreign partnership to direct or indirect partners of such Lender as of the Closing Date.

(i) For the avoidance of doubt, each party hereto agrees that it will treat the Indebtedness incurred by the Loan Parties under the Loan Documents as debt for U.S. tax purposes.

2.12 Indemnity. Borrower agrees promptly to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) the failure to make any prepayment of a Loan after Borrower has given a notice thereof in accordance with the provisions of this Agreement; (b) the repayment of any Loans that are repaid in whole or in part prior to the last day of a calendar quarter (whether such repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, mandatory prepayment, by operation of law or otherwise); (c) a default in payment when due of the principal amount of or interest on any Loan; or (d) a default in making any borrowing of Loans after Borrower has given notice requesting the same in accordance herewith. Such indemnification shall include any loss (excluding loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this Section 2.12, each Lender shall be deemed to have actually funded its relevant Loan through the purchase of a deposit bearing interest at LIBOR in an amount equal to the amount of that Loan and having a three-month maturity; provided that each Lender may fund each of its Loans in any manner it deems appropriate, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.12. A certificate as to any amounts payable pursuant to this Section submitted to Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder.

2.13 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10 or 2.11(a) with respect to such Lender, it will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 2.13 shall affect or postpone any of the obligations of Borrower or the rights of any Lender pursuant to Section 2.10 or 2.11(a).

2.14 Defaulting Lenders.

(a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(ii) Any payment of principal, interest, fees or other amounts received by the Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Agent from a Defaulting Lender pursuant to Section 9.8 shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; third, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fourth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fifth, provided all amounts owing to Borrower under “fourth” above have been paid to Borrower, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b) If Borrower and the Agent agree in writing that a Lender is no longer a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with their Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.15 Replacement of Lenders under Certain Circumstances. Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.10 or 2.11 or (b) any Lender that is a Defaulting Lender, with a replacement financial institution; provided that (i) Lenders with an Aggregate Exposure Percentage equal to at least a 75% are not subject to such increased costs or illegality, (ii) such replacement does not conflict with any Requirement of Law, (iii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iv) prior to any such replacement, such Lender shall have taken no action under Section 2.13 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.10 or 2.11, (v) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (vi) Borrower shall be liable to such replaced Lender under Section 2.12 (as though Section 2.12 were applicable) if any Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vii) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to Agent, (viii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 9.7 (provided that Borrower shall be obligated to pay the registration and processing fee referred to therein), (ix) Borrower shall pay all additional amounts (if any) required pursuant to Section 2.10 or 2.11, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, and (x) any such replacement shall not be deemed to be a waiver of any rights that Borrower, Agent or any other Lender shall have against the replaced Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Agent and the Lenders to enter into this Agreement and to make the Loans, each of Borrower, General Partner and Holdings hereby represents and warrants, jointly and severally, to Agent and each Lender that on the date hereof and on the Funding Date:

3.1 Financial Condition.

(a) The unaudited pro forma consolidated balance sheet of Borrower as of the Funding Date (including the notes thereto) (the “Pro Forma Balance Sheet”), a copy of which have heretofore been furnished to Agent, has been prepared giving effect (as if such events had occurred on such date) to (i) Loans to be made on the Funding Date and the use of proceeds thereof and (ii) the payment of fees, expenses and taxes in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to Borrower as of the date of delivery thereof, and presents fairly, in all material respects, on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as of the Funding Date, assuming that the events specified in the preceding sentence had actually occurred at such date.

(b) The unaudited consolidated balance sheet of Borrower as at June 30, 2013, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly the consolidated financial condition of Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved, except that the reports for June 30, 2013 are on a cash basis, subject to year-end audit adjustment.

(c) Except as provided on Schedule 3.1(c), no Loan Party has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long term leases or unusual forward or long term commitments, including, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements delivered pursuant to Section 5.1 of the Existing Credit Agreement. During the period from June 30, 2013 to and including the date hereof there has been no Disposition by any Loan Party of any material part of its business or Property.

3.2 No Change. Since December 31, 2012, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

3.3 Corporate Existence; Compliance with Law.

(a) Each of the Loan Parties (i) is duly incorporated, organized or formed, as applicable, validly existing and (if relevant) in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, (ii) has the corporate, company or partnership power and authority, as applicable, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation, company or partnership, as applicable, and (if relevant) in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) is in compliance with its Constituent Documents and (v) is in compliance with all Requirements of Law (other than its Constituent Documents) except to the extent that the failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Each Loan Party has all Permits necessary for the ownership and, if any Loan Party is the operator, operation of its Oil and Gas Properties and the conduct of its businesses except for those Permits the failure of which to have could not reasonably be expected to have a Material Adverse Effect, and is in compliance in all material respects with the terms and conditions of all such Permits. To the Loan Parties’ knowledge, each Person other than any Loan Party operating any Oil and Gas Property has all necessary Permits and is in compliance in all material respects with the terms and conditions of all such Permits.

(c) The Oil and Gas Properties operated by any Loan Party and, to Borrower’s knowledge, the Oil and Gas Properties operated by any Person other than any Loan Party, have been maintained, operated and developed in a good and workmanlike manner and in conformity in all material respects with all Requirements of Law and in conformity in all material respects with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties; specifically in this connection: (i) no Oil and Gas Property is subject to having allowable production reduced after the Closing Date below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Closing Date; and (ii) none of the wells comprising a part of the Oil and Gas Properties (or properties unitized therewith) is deviated from the vertical or horizontal (as applicable) more than the maximum permitted by Requirements of Law, and such wells are, in fact, bottomed under and are producing from, and the wellbores are wholly within, the Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

3.4 Entity Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform the Loan Documents, the First Lien Loan Documents to which it is a party and, in the case of Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents, the First Lien Loan Documents to which it is a party and, in the case of Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents or the First Lien Loan Documents except (i) consents, authorizations, filings and notices described in Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 3.21. Each Loan Document, each First Lien Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. The consents, authorizations, filings and notices received as of the Closing Date which are described on Schedule 3.4 constitute all of the consents, authorizations, filings and notices required in order for the Loan Parties to acquire, own (legally and of record) and grant a security interest in the Properties. This Agreement, the First Lien Loan Documents constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the First Lien Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect. No performance of a Contractual Obligation by any Loan Party will result in the creation of a Lien (other than a Permitted Lien) on the Property of any Loan Party.

3.6 Existing Indebtedness. After giving effect to the Loans and the use of proceeds on the Funding Date, no Loan Party shall have any Indebtedness except the Indebtedness incurred under this Agreement, the First Lien Loan Documents or as permitted by Section 6.2.

3.7 No Material Litigation. Except as otherwise described in Schedule 3.7, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to Borrower’s knowledge, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

3.8 No Default. No Loan Party is in default under or with respect to any of its Contractual Obligations including the First Lien Loan Documents in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

3.9 Ownership of Property.

(a) Each Loan Party has title in fee simple to, or a valid leasehold interest in, all its Real Property (other than the Oil and Gas Properties), and Defensible Title to, or a valid leasehold interest in, all other Property material to its business (other than the Oil and Gas Properties), and none of such Property is subject to any Lien other than Permitted Liens.

(b) Each Loan Party has Defensible Title to all of its Oil and Gas Properties which constitute Proved Reserves, and good and defensible title to all of the Oil and Gas Properties which constitute, for applicable state law purposes, “personal” or “movable” property, in each case except for Permitted Liens. The Mortgaged Properties constitute all of the real property owned by the Loan Parties.

(c) Except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the quantum and nature of any interest in and to the Oil and Gas Properties of any Loan Party as set forth in the most recent Reserve Report includes the entire interest of such Loan Party in such Oil and Gas Properties as of the date of such applicable Reserve Report delivered by Borrower to Agent pursuant to Section 4.1(i), 5.2(c) or 5.2(d), as applicable, and are complete and accurate in all material respects as of the date of such applicable Reserve Report; and there are no “back-in” or “reversionary” interests held by third parties which could materially reduce the interest of such Loan Party in such Oil and Gas Properties except as reflected in the most recent Reserve Report and (ii) the ownership of the Oil and Gas Properties by a Loan Party entitles such Loan Party to the share of the Hydrocarbons produced therefrom or attributable thereto set forth as such Loan Party’s “net revenue interest” therein as set forth in the most recent Reserve Report (including the initial Reserve Report) and does not in any material respect obligate such Loan Party to bear the costs and expenses relating to the maintenance, development or operations of any such Oil and Gas Property in an amount in excess of the “working interest” of such Loan Party in each Oil and Gas Property set forth in the most recent Reserve Report that is not offset by a corresponding proportionate increase in the Loan Party’s net revenue interest in such Oil and Gas Property.

(d) Each Loan Party’s marketing, gathering, transportation, processing and treating facilities and equipment, if any, together with any marketing, gathering, transportation, processing and treating contracts in effect between or among such Loan Party and its Subsidiaries, on the one hand, and any other Person, on the other hand, are sufficient to gather, transport, process or treat, reasonably anticipated volumes of production of Hydrocarbons from the Oil and Gas Properties, and all related charges are accurately reflected and accounted for in each Reserve Report delivered to Agent pursuant to this Agreement.

(e) The Hydrocarbon Interests and operating agreements attributable to the Oil and Gas Properties are in full force and effect in all material respects in accordance with their terms. All rents, royalties and other payments due and payable under such Hydrocarbon Interests and operating agreements have been properly and timely paid.

(f) No consents or rights of first refusal exist or remain outstanding with respect to the interests of any Loan Party in its Properties to the extent any such consents or rights of first refusal would limit or otherwise adversely affect the ownership by the Loan Parties of such properties or the rights granted to Agent for the benefit of the Lenders under the Security Documents.

3.10 Insurance. All policies of insurance of any kind or nature of any Loan Party, including policies of fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers’ compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is customarily carried by businesses of the size and character of such Loan Party. No Loan Party has been refused insurance for any material coverage for which it had applied or had any policy of insurance terminated (other than at its request).

3.11 Intellectual Property. Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. To the Borrower’s knowledge, no material claim has been asserted and is pending by any Person challenging or questioning the use by any Loan Party of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor, to Borrower’s knowledge, is there any valid basis for any such claim. The use of Intellectual Property by any Loan Party does not infringe on the rights of any Person in any material respect.

3.12 Taxes. Each Loan Party has filed or caused to be filed all federal, state and other material tax returns, reports and statements (collectively, “Tax Returns”) that are required to be filed by such Loan Party or any of its Tax Affiliates with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed; all such Tax Returns are true and correct in all material respects and correctly reflect the facts regarding the income, business, assets, operations, activities, status or other matters of such Loan Party and any other information required to be shown thereon; each Loan Party has paid, prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof, all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by or otherwise due and payable to any Governmental Authority (other than any amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Loan Party or to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect); and no tax Lien has been filed against the Property of any Loan Party, and, to Borrower’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge. No Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for taxes has been given or made by any

Governmental Authority. Proper and accurate amounts have been withheld by each Loan Party and each of its Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities. No Loan Party (i) intends to treat the Loans or any other transaction contemplated hereby as being a “reportable transaction” (within the meaning of Treasury Regulation 1.6011-4) or (ii) is aware of any facts or events that would result in such treatment.

3.13 Federal Regulations. No part of the proceeds of any Loans will be used for buying or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or Agent, Borrower will furnish to Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

3.14 Labor Matters. There are no strikes, stoppages or slowdowns or other labor disputes against any Loan Party pending or, to Borrower’s knowledge, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act of 1938, as amended, or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of such Loan Party.

3.15 ERISA Plans. Except as set forth on Schedule 3.15, no Loan Party or any other Person within the meaning of Section 4001 of ERISA which, together with any Loan Party, is treated as a single employer under Section 414 of the Code, maintains, nor is any employee of any Loan Party or such other Person a beneficiary under, any employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder (“ERISA”), and in respect of which any Loan Party is an “employer” as defined in Section 3(5) of ERISA (an “ERISA Plan”).

3.16 Regulations.

(a) No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

(b) None of the Loan Parties and their Subsidiaries, and to the knowledge of the Loan Parties, none of the current operators of the Oil and Gas Properties (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

(c) Each of the Loan Parties and each of their respective Subsidiaries are in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

3.17 Capital Stock; Subsidiaries.

(a) All of the outstanding Capital Stock of each Loan Party has been duly authorized and validly issued and is fully paid and non-assessable and, in the case of each Guarantor, has been duly pledged as Collateral under the Security Documents and is free and clear of all Liens (except Liens created under the Security Documents and Liens in favor of the First Lien Lender granted pursuant to the First Lien Loan Documents). All of the Capital Stock of Borrower owned by Holdings and by the General Partner has been pledged as Collateral under the Security Documents and is free and clear of all Liens (except Liens created under the Security Documents and Liens in favor of the First Lien Lender granted pursuant to the First Lien Loan Documents).

(b) The Subsidiaries listed on Schedule 3.17 constitute all the Subsidiaries of each Loan Party as of the Closing Date and as of the Funding Date. Schedule 3.17 sets forth as of the Closing Date and as of the Funding Date, the exact legal name (as reflected on the certificate of incorporation (or formation) and jurisdiction of incorporation (or formation) of each Subsidiary of any Loan Party and, as to each such Subsidiary, the percentage and number of each class of Capital Stock owned by each Loan Party.

(c) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options with respect to Capital Stock of Holdings granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Loan Party.

(d) The General Partner owns directly all of the general partnership interests of Borrower, and Holdings owns directly all of the other Capital Stock of Borrower. No Loan Party owns or holds, directly or indirectly, any Capital Stock of any Person other than any Subsidiary. Borrower owns, directly or indirectly through other Subsidiaries, all of the outstanding Capital Stock of its Subsidiaries. Each Loan Party is a party to the Guarantee and Security Agreement.

(e) There are no agreements or understandings (other than the Loan Documents and the First Lien Loan Documents): (i) to which any Loan Party is a party with respect to the voting, sale or transfer of any shares of Capital Stock of Borrower or restricting the transfer or hypothecation of any such shares or (ii) with respect to the voting, sale or transfer of any shares of Capital Stock of any Loan Party (other than Holdings) or restricting the transfer or hypothecation of any such shares.

3.18 Use of Proceeds. The proceeds of the Loans shall be used (a) to refinance certain obligations associated with the First Lien Credit Agreement, (b) for payment of fees and expenses associated with the Transactions, (c) to fund capital expenditures including the leasing activities and drilling and completion costs for wells drilled on the Oil and Gas Properties, including ordinary course expenditures related to the maintenance and operation of the Properties, (d) to fund acquisitions of Oil and Gas Properties and joint ventures and (e) for general corporate purposes.

3.19 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount or as disclosed in Schedule 3.19:

(a) Each Loan Party: (i) is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Laws; (ii) holds all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; and (iii) is, and within the period of all applicable statutes of limitation has been, in compliance with all of their Environmental Permits.

(b) To the best of Borrower’s knowledge after due inquiry and investigation, Materials of Environmental Concern are not present at, on, under, in, or about any Oil and Gas Property or other real property now or formerly owned, leased or operated by any Loan Party, or at any other location (including, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) under conditions which could reasonably be expected to (i) give rise to liability of any Loan Party under any applicable Environmental Law or otherwise result in costs to any Loan Party, or (ii) interfere with the continued operations of any Loan Party, or (iii) impair the fair saleable value of any Oil and Gas Property or other real property owned or leased by any Loan Party

(c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law or Environmental Permit to which any Loan Party is, or to Borrower’s knowledge, will be, named as a party that is pending or, to Borrower’s knowledge, threatened.

(d) No Loan Party has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

(e) No Loan Party has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

(f) No Loan Party has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern other than (i) as may be imposed by the leases of the Oil and Gas Properties provided to the Agent prior to the Closing Date and (ii) as may be customarily imposed by leases of Oil and Gas Properties entered into after the Closing Date; provided that, in the case of provisions described in clause (ii), such provisions are no more burdensome than the corresponding provisions imposed by the leases of the Oil and Gas Properties provided to the Agent prior to the Closing Date.

(g) Borrower has made available to Agent and the Lenders copies of all significant reports, correspondence and other documents in its possession, custody or control regarding compliance by any Loan Party with or potential liability of any Loan party under Environmental Laws or Environmental Permits.

3.20 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished to Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by the officers of Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

3.21 Security Documents.

(a) The Guarantee and Security Agreement is effective to create in favor of Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable security interest in the Collateral described therein and proceeds and products thereof. In the case of the Pledged Capital Stock described in the Guarantee and Security Agreement, when any stock certificates representing such Pledged Capital Stock are delivered to Agent (or, prior to the Payment in Full of the First Lien Secured Obligations (as defined in the Intercreditor Agreement), to the First Lien Lender acting as bailee of Agent for perfection), and, in the case of Pledged Capital Stock that is a “security” (as defined in the UCC) but is not evidenced by a certificate, when an Instructions Agreement, in form and substance reasonably satisfactory to the Agent, has been delivered to Agent, and in the case of any other Collateral described in the Guarantee and Security Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 3.21(a)-1 (which financing statements may be filed by Agent) at any time and such other filings as are specified in the Security Documents have been completed (all of which filings may be filed by Agent) at any time, the Guarantee and Security Agreement shall constitute a valid Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds and products thereof, as security for the obligations secured thereby, in each case prior and superior in right to any other Person (except Permitted Liens). Schedule 3.21(a)-2 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will remain on file after the Funding Date. Schedule 3.21(a)-3 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will be terminated on or prior to the Funding Date; and on or prior to the Funding Date, Borrower will have delivered to Agent, or caused to be filed, duly completed UCC termination statements, signed by the relevant secured party, in respect of each such UCC Financing Statement.

(b) Each of the Mortgages is effective to create in favor of Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable Lien on the Mortgaged Properties described therein and proceeds and products thereof; and when the Mortgages (or the Mortgage amendments required by Section 4.1(o)) are filed in the offices specified on Schedule 3.21(b) (in the case of Mortgages executed and delivered on or prior to the Closing Date) or in the recording office designated by Borrower (in the case of any Mortgage to be executed and delivered pursuant to Section 5.12(b)), each Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties described therein and the proceeds and products thereof, as security for the Secured Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (other than Persons holding Liens or other encumbrances or rights permitted by the relevant Mortgage).

3.22 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

3.23 Gas Imbalances. To Borrower’s knowledge, on a net basis there are no Gas Imbalances, take or pay or other prepayments with respect to any Oil and Gas Properties which would require any Loan Party to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

3.24 Hedging Agreements. Schedule 3.24 (which Schedule 3.24 shall be deemed supplemented by any certificate delivered by Borrower pursuant to Section 5.2(b) (so long as no Default or Event of Default has occurred and is continuing at the time of delivery thereof)) sets forth a true and complete list of all commodity price Hedging Agreements in effect as of the Closing Date (and any other Hedging Agreements permitted under Section 5.11) of each Loan Party, the material terms thereof (including the type, term, effective date, termination date, notional amounts or volumes and swap or strike prices, as the case may be), all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

3.25 Reserve Reports. To Borrower’s knowledge, (i) the assumptions stated or used in the preparation of each Reserve Report are reasonable (it being understood by Agent and the Lenders that assumptions as to future results are subject to uncertainty and that no assurance can be given that any particular projections will be realized to the extent beyond any Loan Party’s control), (ii) all information furnished by any Loan Party to the Petroleum Engineers for use in the preparation of each Reserve Report was accurate at the time furnished, (iii) there has been no decrease in the amount of the estimated Proved Reserves shown in any Reserve Report since the date thereof, except for changes which have occurred as a result of production in the ordinary course of business, and (iv) at the time furnished, no Reserve Report omitted any statement or information necessary to cause the same not to be misleading to Agent and the Lenders in any material respect.

3.26 Sale of Production. No Oil and Gas Property is subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days) or (ii) whereby payments are made to any Loan Party other than by checks, drafts, wire transfer advices or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements, transportation agreements and other agreements relating to the marketing of production that are listed on Schedule 3.26 in connection with the Oil and Gas Properties to which such contract or agreement relates: (i) no Oil and Gas Property is subject to any contractual or other arrangement for the sale, processing or transportation of production (or otherwise related to the marketing of production) which cannot be canceled on one year’s (or fewer) notice, other than as consented to by Agent, and (ii) all contractual or other arrangements for the sale, processing or transportation of production (or otherwise related to the marketing of production) are bona fide arm’s length transactions made on the best terms available with third parties not affiliated with any Loan Party. Each Loan Party is presently receiving a price for all production from (or attributable to) each Oil and Gas Property covered by a production sales contract or marketing contract listed on Schedule 3.26 that is computed in accordance with the terms of such contract, and no Loan Party is having deliveries of production from such Oil and Gas Property curtailed substantially below such Property’s delivery capacity. All production and sales of Hydrocarbons produced or sold from any Oil and Gas Properties has been accounted for and paid to the Persons entitled thereto, in compliance in all material respects with all applicable Requirements of Law.

3.27 Contingent Obligations. Other than obligations under the Loan Documents and the First Lien Credit Agreement, there will be no material Contingent Obligations of any Loan Party existing as of the Closing Date or the Funding Date.

3.28 Bank Accounts. Schedule 3.28 lists all accounts maintained by or for the benefit of any Loan Party with any bank or financial institution.

3.29 Access Agreement. No books or records of any Loan Party are located or maintained on any premises owned by a third party or leased by a third party to any Loan Party other than such premises as to which Agent has received an Access Agreement from such Loan Party.

3.30 Material Contracts. Schedule 3.30 contains a complete and accurate list of each Contract, agreement or commitment to which any Loan Party is a party or by which it is bound, and which are currently effective, that are: (i) material non-competition agreements or other agreements or obligations that purport to limit in any material respect the manner in which, or the localities in which, all or any material portion of any Loan Party’s business is conducted; (ii) material contracts with 120 days or greater remaining duration; (iii) material agreements for the borrowing of money; (iv) employment agreements, consulting agreements or other Contract for services involving a payment of more than $50,000 annually; (v) leases with respect to any material property, real or personal (other than leases constituting Mortgaged Properties); (vi) agreements for a purchase or sale of assets, securities or a business involving consideration of more than $5,000,000; (vii) material agreements with any agent, dealer or distributor, including all such agreements relating to the gathering and/or marketing of Hydrocarbons; (viii) material stand-by letters of credit, guarantees or performance bonds; (ix) agreements not made in the ordinary course of business; and (x) material contracts to which any Loan Party is a party that would terminate or become terminable, require any Loan Party to take any action, cause any Loan Party to lose any material benefits or give to others any rights of amendment, acceleration, suspension, revocation or cancellation, under any such Contract as a result of the transactions contemplated in this Agreement (each of the foregoing, a “Material Contract”).

3.31 No Burdensome Restrictions. Except as set forth on Schedule 3.31, no Loan Party is a party to or bound by any Contract, or subject to any restriction in any Constituent Document, or any Requirement of Law, which would reasonably be expected to have a Material Adverse Effect.

ARTICLE IV

CONDITIONS PRECEDENT

4.1 Conditions to Closing Date. The effectiveness of this Agreement and the obligations of Agent and each Lender hereunder are subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent:

(a) Loan Documents. Agent shall have received this Agreement executed and delivered by a duly authorized officer of each of the parties hereto.

(b) First Lien Loan Documents. Agent shall have received a fully executed copy of each of the First Lien Loan Documents, certified to be true, correct and complete as of the Closing Date by a Responsible Officer of Borrower, and such First Lien Loan Documents shall be in form and substance satisfactory to Agent and the Lenders and shall be in full force and effect.

(c) Intercreditor Agreement. Agent shall have received executed counterparts of the Intercreditor Agreement, duly executed and delivered by all parties thereto, and such Intercreditor Agreement shall be in full force and effect.

(d) Pledged Capital Stock; Stock Powers; Acknowledgment and Consent; Pledged Notes. Agent (or, prior to the Payment in Full of the First Lien Secured Obligations (as defined in the Intercreditor Agreement), the First Lien Lender acting as bailee of Agent for perfection) shall have received (i) the certificates representing the shares of Capital Stock that are certificated securities and that are pledged pursuant to the Guarantee and Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (ii) in the case of Capital Stock that is a “security” (as defined in the UCC) but is not evidenced by a certificate, an Instructions Agreement, substantially in the form of Annex I to the Guarantee and Security Agreement, duly executed by any issuer of Capital Stock pledged pursuant to the Guarantee and Security Agreement and (iii) each promissory note pledged pursuant to the Guarantee and Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to Agent) by the pledgor thereof.

(e) Filings, Registrations and Recordings. Each document (including any UCC financing statement) required by the Security Documents or under law or reasonably requested by Agent to be filed, registered or recorded in order to create in favor of Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall have been filed, registered or recorded or shall have been delivered to Agent in proper form for filing, registration or recordation.

(f) Constituent Documents. All documents establishing or implementing the ownership, capital and corporate, organizational, tax and legal structure of each Loan Party shall be reasonably satisfactory to Agent.

(g) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received the Pro Forma Balance Sheet, in form and substance satisfactory to the Lenders and unaudited interim consolidated financial statements of Borrower for the quarter ended June 30, 2013 certified by a Responsible Officer of Borrower as being fairly stated in all material respects (subject to normal year end audit adjustments).

(h) Legal Opinions. Agent shall have received one or more executed legal opinions of counsel to the Loan Parties (each of which counsel shall be reasonably acceptable to the Agent), which opinions shall cover, either individually or collectively, such matters as are customarily addressed in legal opinions delivered in connection with secured lending transactions (including, without limitation, with respect to due authorization, execution and delivery, perfection of Liens and enforceability of the Loan Documents under New York law) and as may otherwise be reasonably requested by Agent, and in form and substance satisfactory to Agent.

(i) Initial Reserve Report. Agent shall have received a Reserve Report with respect to the Oil and Gas Properties of the Loan Parties and their Subsidiaries, covering such period and otherwise in such form and substance as may be reasonably acceptable to Agent and the Lenders.

(j) Hedging Agreements. Borrower shall have entered into (and shall have provided evidence of such reasonably acceptable to Agent) Hedging Agreements for that percentage of Borrower’s and its Subsidiaries’ aggregate Projected Production required pursuant to Section 5.11, which agreements shall otherwise be in form and substance reasonably acceptable to Agent.

(k) Insurance. Agent shall have received a summary of the insurance carried in respect of each Loan Party and its Properties, including copies of all relevant insurance policies (which insurance shall be for such amounts, against such risk, covering such liabilities and with such deductibles or self-insured retentions as are acceptable to Agent) and certificates of insurance, satisfying the requirements of Section 5.7(b) and otherwise reasonably satisfactory to Agent, naming Agent, for the ratable benefit of the Secured Parties, as “lender loss payee” under its property loss policies and as “additional insured” on its comprehensive and general policies and providing that they shall not be canceled, amended or changed without at least 30 days’ (ten days for nonpayment) written notice to Agent.

(l) Lien Searches. Agent shall have received the results of a recent lien search in each of the jurisdictions or offices in which UCC financing statements or other filings or recordations should be made to evidence or perfect (with the priority required under the Loan Documents) security interests in all assets of the Loan Parties pledged pursuant to the Security Documents (or would have been made at any time during the five years immediately preceding the Closing Date to perfect Liens on any assets owned on the Closing Date by any Loan Party), and such search shall reveal no Liens on any of the assets of any Loan Parties, except for Permitted Liens.

(m) Title Opinions; Title Information. Agent shall have received (i) a Title Opinion, from counsel reasonably acceptable to Agent, with respect to Borrower’s interest in Oil and Gas Properties constituting not less than 80% of the PV 10 Value of all Proved Reserves and (ii) title information satisfactory to Agent with respect to the undeveloped Hydrocarbon Interests of Borrower, in the case of each of clauses (i) and (ii), that (A) confirms that Borrower has Defensible Title to such properties and interests and (B) otherwise is in form and substance acceptable Agent and its counsel.

(n) Amendment to Guarantee and Security Agreement. Agent shall have received an amendment to the Guarantee and Security Agreement executed and delivered by a duly authorized officer of each of the parties thereto.

(o) Mortgages. Agent shall have received duly executed amendments or supplements to the Mortgages satisfactory in form and substance to Agent and, to the extent necessary, additional Mortgages covering the Oil and Gas Properties of the Loan Parties that are not already covered by a Mortgage or amendment or supplement thereto and each such amendment, supplement or additional Mortgage shall have been delivered to Agent in proper form for filing, registration or recordation.

(p) Environmental Matters. Agent shall have completed a satisfactory environmental review with respect to the Oil and Gas Properties and any other real property owned or leased by the Loan Parties and their Subsidiaries.

(q) Closing Certificates. Agent shall have received a certificate of each Loan Party, in form and substance acceptable to Agent and with appropriate insertions and attachments, (i) certifying as to the Constituent Documents, the resolutions authorizing the Loan Documents and the transactions contemplated thereby, and the officers thereof, and (ii) confirming compliance with the conditions precedent set forth in Section 4.1(u), (v), (w), (x) and (z).

(r) Solvency. The Lenders shall have received a reasonably satisfactory Solvency Certificate which shall document the solvency of each Loan Party after giving effect to the transactions contemplated hereby.

(s) Other Certifications. Agent shall have received the following:

(i) a copy of the charter of each Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the initial extension of credit) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized;

(ii) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each Loan Party is organized, dated reasonably near the date of the initial extension of credit, listing the charter of such Loan Party and each amendment thereto on file in such office and certifying that (A) such amendments are the only amendments to such Loan Party’s charter on file in such office, (B) such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly organized and in good standing under the laws of such jurisdiction;

(iii) an electronic confirmation from the Secretary of State or other applicable Governmental Authority of each jurisdiction in which each such Loan Party is organized certifying that such Loan Party is duly organized and in good standing under the laws of such jurisdiction on the date of the initial extension of credit; prepared by, or on behalf of, a filing service acceptable to Agent; and

(iv) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the State of Texas, dated reasonably near the date of the initial extension of credit, stating that each Loan Party is duly qualified and in good standing as a foreign corporation or entity in each such jurisdiction and has filed all annual reports required to be filed to the date of such certificate; and electronic confirmation, from the Secretary of State or other applicable Governmental Authority of each such jurisdiction on the date of the initial extension of credit as to the due qualification and continued good standing of each such Person as a foreign corporation or entity in each such jurisdiction on or about such date, prepared by, or on behalf of, a filing service acceptable to Agent.

(t) Lender Consents. Each Lender shall have received all internal consents and approvals necessary for the consummation of the transactions contemplated by this Agreement and the Security Documents.

(u) Approvals. Permits and third party approvals necessary or, in the sole discretion of Agent, advisable to be obtained by a Loan Party in connection with this Agreement, the other Loan Documents and the continuing operations of the Loan Parties and their Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(v) No Material Adverse Effect. Since December 31, 2012, no development, event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing.

(w) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to each Loan Document shall be true and correct on and as of the Closing Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(x) No Default. No Default, Event of Default or any default or event of default under any First Lien Loan Document shall have occurred and be continuing on the Closing Date.

(y) Due Diligence. Agent shall have completed a satisfactory due diligence review of the Loan Parties, including with respect to their company organization, business prospects, title to properties, tax, legal, environmental and accounting issues. The Lenders shall have completed a satisfactory due diligence review of the Loan Parties, including its business prospects, title to its properties (including the Title Opinions relating thereto) and tax, legal and accounting issues.

(z) Material Contracts. The Loan Parties shall have made available to Agent a true, correct and complete copy of each Material Contract.

(aa) Additional Documents. Agent and the Lenders shall have received such other documents, agreements, certificates and information as such Persons shall reasonably request.

4.2 Conditions to the Funding Date. The agreement of each Tranche B Lender to make the Tranche B Loans requested to be made by it hereunder is subject to the satisfaction, on or prior to the Funding Date, of the following conditions precedent:

(a) Termination of Indebtedness. Agent shall have received evidence satisfactory to Agent that simultaneously with the funding of the Tranche B Loans, all Indebtedness of the Loan Parties (other than Indebtedness under the Loan Documents and the First Lien Loan Documents) shall be terminated and all amounts owing thereunder shall be simultaneously paid in full and arrangements satisfactory to Agent shall have been made for the termination of Liens and security interests granted in connection with any such terminated Indebtedness.

(b) Fees. The Lenders and Agent shall have received all fees required to be paid and shall have reimbursed Agent and its affiliates for all expenses incurred for which it is obligated, in each case, under any Loan Document (including reasonable fees, disbursements and other charges of counsel to Agent), on or before the Funding Date. All such amounts will be paid with proceeds of Loans made on the Funding Date and will be reflected in the funding instructions given by Borrower to Agent on or before the Funding Date.

(c) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to each Loan Document shall be true and correct on and as of the Funding Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(d) No Default. No Default, Event of Default or any default or event of default under any First Lien Loan Document shall have occurred and be continuing on the Funding Date or after giving effect to the extensions of credit requested to be made on the Funding Date.

(e) Material Adverse Change. Since the Closing Date, no development, event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing.

4.3 Conditions to each Tranche A Loan after the Funding Date. The agreement of each Tranche A Lender to make any Tranche A Loan requested to be made by it hereunder on any date following the Funding Date is subject to the satisfaction of the following conditions precedent:

(a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

(c) Material Adverse Change. Since the Closing Date, no development, event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing.

4.4 Conditions Deemed Fulfilled. Except to the extent that Borrower has disclosed in the Borrowing Notice that an applicable condition specified in Section 4.1, 4.2 or 4.3, as applicable, will not be satisfied as of the Closing Date, the Funding Date or the requested time for the making of any Tranche A Loan, as applicable, Borrower shall be deemed to have made a representation and warranty as of such time that the conditions specified in Section 4.1, 4.2 or 4.3, as applicable, have been satisfied. No such disclosure by Borrower that a condition specified in Section 4.1, 4.2 or 4.3, as applicable, will not be satisfied as of Closing Date, the Funding Date or the requested time for the making of the requested Tranche A Loan, as applicable, shall affect the right of each Lender not to make the Loans requested to be made by it if such condition has not been satisfied at such time.

ARTICLE V

AFFIRMATIVE COVENANTS

Each of Borrower, General Partner and Holdings hereby jointly and severally agrees that, so long as the Commitments remain in effect, or any Loan or other amount is owing to any Lender or Agent hereunder, each of Borrower, General Partner and Holdings shall, and shall cause each of its Subsidiaries to:

5.1 Financial Statements. Furnish to Agent and each Lender:

(a) with respect to each fiscal year of Borrower ending after the Closing Date, as soon as available, but in any event within 120 days after the end of each fiscal year of Borrower, a copy of the audited consolidated balance sheet of Borrower and its Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year and reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by the Independent Accountants;

(b) as soon as available, but in any event not later than 30 days after the end of each calendar month commencing on the month ending September 30, 2013, the unaudited consolidated balance sheets of Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

(c) as soon as available, but in any event not later than 30 days after the end of each month a schedule, certified by a Responsible Officer, a detail of the Capital Expenditures made by Borrower and its Subsidiaries during such month in such form and with such detail as Agent shall request, together with a comparison to the corresponding period in the most recently delivered Projections; and

(d) such other information as Agent or any Lender may from time to time reasonably request.

All such financial statements delivered pursuant to this Section 5.1 shall be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the Independent Accountants or Responsible Officer, as the case may be, and disclosed therein, and quarterly financial statements shall be subject to normal year-end audit adjustments and need not be accompanied by footnotes).

5.2 Collateral Reporting. Furnish to Agent:

(a) as soon as available, but in any event within 30 days after the end of each month, a report, in form and substance reasonably satisfactory to Agent, setting forth a statement of gross and net production and sales proceeds of all Hydrocarbons produced from the Oil and Gas Properties, together with such other information as Agent may reasonably request;

(b) as soon as available, but in any event within 30 days after the end of each quarterly period of each fiscal year, a report, in form and substance reasonably satisfactory to Agent, setting forth as of the last Business Day of such quarterly period, a summary of the hedging positions of each Loan Party under all Hedging Agreements (including any contracts of sale which provide for prepayment for deferred shipment or delivery of Hydrocarbons or other commodities) of each Loan Party, including the type, term, effective date, termination date and notional principal amounts or volumes, the hedged price(s), interest rate(s) or exchange rate(s), as applicable, and any new credit support agreements relating thereto;

(c) (i) on or before March 1 of each year, a Reserve Report prepared by the Petroleum Engineers dated as of December 31 of the previous year; (ii) promptly upon written request by Agent, a Reserve Report prepared by the Petroleum Engineers dated as of the first day of the month during which Borrower receives such request; provided that, unless a Default or an Event of Default shall then be continuing, Agent may request, at Borrower’s cost and expense, no more than one additional Reserve Report during any 12-month period, with any additional requests for updated Reserve Reports during any such period to be at Agent’s cost and expense, and after the occurrence and during the continuance of a Default or Event of Default, Agent may, from time to time, request such Reserve Reports at the sole cost and expense of Borrower, in each case together with an accompanying report on, since the date of the last Reserve Report previously delivered hereunder, Oil and Gas Property sales, Oil and Gas Property purchases and changes in categories concerning the Oil and Gas Properties owned by the Loan Parties which have attributable to them Proved Reserves and containing information and analysis with respect to the Proved Reserves of the Loan Parties as of the date of such report and the PV 10 Value; and (iii) together with each Reserve Report furnished pursuant to (i) or (ii), (A) any updated production history of the Proved Reserves of the Loan Parties as of such date, (B) the lease operating expenses attributable to the Oil and Gas Properties of the Loan Parties for the prior 12-month period, (C) any other information as to the operations of Borrower and its Subsidiaries as reasonably requested by Agent and (D) such additional data and information concerning pricing, quantities, volume of production and production imbalances from or attributable to the Oil and Gas Properties with respect thereto as Agent may reasonably request;

(d) not later than 60 days after the end of each March 31, June 30 and September 30 of each fiscal year of Borrower, a Reserve Report prepared as of each such date, which report may be prepared by (i) the Petroleum Engineers or (ii) petroleum engineers who are employees of Borrower or Operations, together with an accompanying report on Oil and Gas Property sales, Oil and Gas Property purchases and changes in categories since the date of the last Reserve Report previously delivered under this Agreement, both in the same form and substance as the Reserve Reports referred to in Section 5.2(c), each such Reserve Report having been prepared by or at the direction of Borrower and (together with the related PV 10 Value calculation) having been certified in writing by the senior petroleum engineer of Borrower as to the truth and accuracy of the historical information utilized to prepare the Reserve Report and the estimates included therein;

(e) to the extent not previously disclosed to Agent, promptly upon the acquisition thereof, a listing of any Hydrocarbon Interests or Real Property acquired by any Loan Party at a purchase price in excess of $5,000,000 and a listing of any Intellectual Property acquired by any Loan Party at a purchase price in excess of $1,000,000, in each case since the date of the most recent list delivered pursuant to this Section 5.2(e) (or, in the case of the first such list so delivered, since the Closing Date);

(f) reports, certifications, engineering studies, environmental assessments or other written material or data requested by, and in form, scope and substance reasonably satisfactory to, Agent or the Required Lenders, in the event that Agent or the Required Lenders at any time have a reasonable basis to believe that there may be a material violation of any Environmental Law or a condition at any Property owned, operated or leased by any Loan Party that could reasonably give rise to a Material Adverse Effect, or if an Event of Default has occurred and is continuing; provided that if any Loan Party fails to provide such reports, certifications, engineering studies or other written material or data within 75 days after the request of Agent or the Required Lenders, Agent shall have the right, at such Loan Party’s sole cost and expense, to conduct such environmental assessments or investigations as may reasonably be required to enable Agent and the Required Lenders to determine whether each of the Loan Parties is in material compliance with Environmental Laws;

(g) prior to any Disposition anticipated to generate in excess of $1,000,000 in Net Cash Proceeds, at least ten days prior written notice of such Disposition, which notice shall (i) describe such Disposition or the nature and material terms and conditions of such transaction and (ii) state the estimated Net Cash Proceeds anticipated to be received by any Loan Party;

(h) within 60 days after the Closing Date, a listing of all Oil and Gas Properties of each Loan Party and each Subsidiary, including all contracts under which any Loan Party or Subsidiary has the right to earn, purchase or otherwise acquire an ownership or revenue interest in any Hydrocarbon Interests of any other Person, and all other Real Property and Intellectual Property of any Loan Party or Subsidiary (in the case of Intellectual Property, limited to any individual item purchased or otherwise acquired for consideration in excess of $1,000,000), which are not, as of the Closing Date, encumbered, or purported to be encumbered, by a Lien in favor of Agent pursuant to the Security Documents, and which list shall be updated as prescribed in Section 5.3(a);

(i) as soon as is practicable following the written request of Agent and in any event within 60 days after the end of each fiscal year, (i) a report in form and substance satisfactory to Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by each Loan Party and the duration of such coverage and (ii) an insurance broker’s statement that all premiums then due and payable with respect to such coverage have been paid and confirming that Agent has been named as loss payee or additional insured, as applicable;

(j) promptly after the formation of any pool or unit in accordance herewith, a conformed copy of the recorded pooling agreement, declaration of pooling, or other instrument creating the pool or unit and, in the event any proceeding of any Governmental Authority which seeks the pooling of unitizing of all or any part of the Oil and Gas Properties is commenced, prompt written notice thereof to Agent;

(k) upon request by Agent, such other reports and information with respect to the Oil and Gas Properties of the Loan Parties, the other Collateral or the financial condition of the Loan Parties as may be so requested; and

(l) promptly upon receipt thereof, deliver to Agent each Title Opinion obtained in accordance with Section 6.21.

Each delivery of a Reserve Report by Borrower to Agent pursuant to this Agreement shall constitute a representation and warranty by Borrower to Agent and the Lenders (A) with respect to the matters referenced in Section 3.9(c), (B) that the Loan Parties own the Oil and Gas Properties specified therein free and clear of any Liens (except Permitted Liens) and (C) that the Oil and Gas Properties are subject to an Acceptable Security Interest.

5.3 Certificates; Other Information. Furnish to Agent and each Lender or, in the case of clause (d) or (j), to the relevant Lender or Agent, or in the case of clause (i), to each Lender, as applicable:

(a) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a Compliance Certificate of a Responsible Officer (A) stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by such Loan Party, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (B) containing all information and calculations necessary for determining compliance by the Loan Parties with the provisions of this Agreement referred to therein as of the last day of the calendar month, fiscal quarter or fiscal year of Borrower, as the case may be, (ii) in the case of monthly and annual financial statements, to the extent not previously disclosed to Agent, in writing, an updated listing of any Oil and Gas Properties, Hydrocarbon Interests or other Real Property or Intellectual Property acquired by any Loan Party (in the case of Intellectual Property, limited to any individual item purchased or otherwise acquired for consideration in excess of $1,000,000), or with respect to which any Loan Party shall acquire a right to earn, purchase or otherwise acquire, since the date of the most recent updated list delivered pursuant to this clause (ii) (or, in the case of the first such list so delivered, since the Closing Date) and (iii) authorization to file any UCC financing statements or other filings specified in such Compliance Certificate as being required to be delivered therewith;

(b) as soon as available, and in any event no later than 60 days after the end of each fiscal quarter of Borrower, a detailed consolidated budget for the following four fiscal quarters (including a projected consolidated balance sheet of Borrower and its Subsidiaries as of the end of the following four fiscal quarters, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), (collectively, the “Projections”) and, as soon as available, significant revisions, if any, of such budget and Projections with respect to such fiscal quarters, which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect; and be in a format and with such detail as Agent may request;

(c) as soon as possible and in any event within five days of obtaining knowledge thereof: (i) notice of any development, event, or condition that, individually or in the aggregate with other developments, events or conditions that, individually or in the aggregate, could reasonably be expected to result in the payment by the Loan Parties in the aggregate, of a Material Environmental Amount; and (ii) any notice that any Governmental Authority has taken action to or may deny any application for an Environmental Permit or other Material Permit sought by, or revoke or refuse to renew any such Permit held by any Loan Party or operator of any Oil and Gas Property or condition approval of any such Permit on terms and conditions if the effect of any such action would have a material adverse effect on any Loan Party or operator of any Oil and Gas Property, or to the operation of any of its businesses or any property owned, leased or otherwise operated by such Person or to the development of or production from any Oil and Gas Property;

(d) upon the request of Agent or any Lender, immediate access to all geological, engineering and related data contained in the files of any Loan Party or readily accessible to any Loan Party relating to its Mortgaged Properties, subject to and as may be limited by any confidentiality agreements to which such Loan Party is a party or by which any such data is bound; provided that upon the request of Agent, such Loan Party shall make such reasonable efforts to obtain a release from such confidentiality agreements for the purpose of providing such data to Agent;

(e) within five Business Days after receipt thereof by any Loan Party, copies of each final management letter, exception report or similar letter or report received by such Loan Party from its Independent Accountant;

(f) upon the written request of Agent, copies of all Tax Returns filed by each Loan Party in respect of taxes measured by income (excluding sales, use and like taxes);

(g) (i) no later than 10 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to any First Lien Loan Document or any Constituent Document of any Loan Party, and (ii) promptly upon execution of any amendment, supplement, waiver or other modification described in clause (i) above, a fully executed copy thereof; provided that, for the avoidance of doubt, no such amendments, supplements, waivers or modifications shall be permitted unless entered into in accordance with Section 6.23;

(h) to the extent not included in clauses (a) through (g) above, no later than the date the same are required to be delivered thereunder, copies of all agreements, documents or other instruments (including, (i) audited and unaudited, pro forma and other financial statements, reports, forecasts, and projections, together with any required certifications thereon by independent public auditors or officers of Borrower or any of its Subsidiaries or otherwise, (ii) press releases, (iii) statements or reports furnished to any other holder of the securities of Borrower or any of its Subsidiaries, and (iv) regular, periodic and special securities reports) that Borrower or any of its Subsidiaries is required to provide pursuant to the terms of the First Lien Loan Documents;

(i) with respect to each calendar year during this term of this Agreement, no later than January 31 of the following calendar year, a duly completed IRS Form 1099-INT for each Lender; and

(j) promptly, such additional financial and other information as Agent or any Lender may from time to time reasonably request.

5.4 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Loan Party obligated therefor.

5.5 Maintenance of Existence; Compliance with Obligations, Requirements, etc.

(a) (i) Preserve, renew and keep in full force and effect its corporate or other existence and (ii) take all reasonable action to maintain all rights, privileges, franchises, Permits and licenses necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) To the extent not in conflict with this Agreement or the other Loan Documents, comply with all (i) Contractual Obligations and Constituent Documents and (ii) Permits and Requirements of Law, and use its reasonable efforts to cause all employees, crew members, agents, contractors and subcontractors of any Loan Party to comply with all Permits and Requirements of Law as may be necessary or appropriate to enable such Loan Party so to comply, except, in the case of Contractual Obligations, Permits and Requirements of Law, where the failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.6 Operation and Maintenance of Property.

(a) Keep, preserve and maintain all Property and systems, including all improvements, personal property and equipment, useful and necessary in its business in good working order and condition in accordance with the general practice of other businesses of similar character and size (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements so that its business may be property conducted at all times.

(b) Keep and continue all material leases, estates and interests constituting Oil and Gas Properties and all contracts and agreements relating thereto in full force and effect in accordance with the terms thereof and not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, whether express or implied; provided that this provision shall not prevent any Loan Party from abandoning and releasing any such leases upon their termination as the result of cessation of production in paying quantities that did not result from the failure of any Loan Party to maintain such production as a reasonably prudent operator.

(c) To the extent that the Oil and Gas Properties are operated by any Loan Party, act as a prudent operator in an effort to identify and prevent the occurrence of any drainage of Hydrocarbons from the Oil and Gas Properties and carry out all such operations as would a reasonable and prudent operator in accordance with standard industry practices; and, to the extent that the Oil and Gas Properties are not operated by any Loan Party, utilize the property and contractual rights of each Loan Party as a prudent owner in an effort to identify and prevent the occurrence of any drainage of Hydrocarbons from the Oil and Gas Properties and to cause the reasonable and prudent operation thereof in accordance with standard industry practices.

(d) Promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties or other material Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

(e) Promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Properties.

(f) To the extent any Loan Party is not the operator of any Oil and Gas Properties or other material Properties, use its best efforts to cause the operator to comply with this Section 5.6.

5.7 Insurance.

(a) Maintain with financially sound and reputable insurance companies insurance on all its Property meeting the requirements of the Guarantee and Security Agreement and in at least such amounts and against at least such risks (but including in any event general liability) as are usually insured against in the same general area by companies engaged in the same or a similar business, with such deductibles as are reasonably acceptable to Agent.

(b) Name Agent, for the ratable benefit of the Secured Parties, as “loss payee” under its casualty loss policies and Agent as “additional insured” on its comprehensive and general liability and cause all such casualty loss policies to be reasonably satisfactory to Agent in all respects and provide that they shall not be canceled, amended or changed without at least 30 days’ (ten days for nonpayment) written notice to Agent, it being understood, however, that, so long as no Event of Default has occurred and is continuing, Net Cash Proceeds of any insurance policies shall be applied in accordance with Sections 2.7 and 2.9.

(c) Renew all insurance policies referred to in this Section 5.7 on terms no less favorable to Agent for the ratable benefit of the Secured Parties during the term of this Agreement and cause any substitute underwriter to be, in Borrower’s reasonable opinion, as financially sound as Borrower’s existing underwriters.

5.8 Inspection of Property; Books and Records; Discussions.

(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(b) Permit Agent and the Lenders, or any agents or representatives thereof, from time to time during Borrower’s normal business hours, as often as may be reasonably requested and upon two Business Days’ notice (except that, during the continuance of an Event of Default, no such notice shall be required) to (i) go upon, examine, inspect and remain on the Properties of any Loan Party, (ii) during any such visit, inspect and verify the amount, character and condition of any of the Property of any Loan Party, (iii) during any such visit, examine and, at Borrower’s cost and expense, make copies of and abstracts from the records and books of account of any Loan Party, and (iv) discuss the affairs, finances and accounts of any Loan Party with any of their respective officers, directors, employees, Independent Accountants or Petroleum Engineers, it being understood that, except as otherwise stated in clause (iii) above, Agent and each Lender will pay the costs and expenses incurred by it in exercising its rights under this Section 5.8(b); provided that after the occurrence and during the continuation of an Event of Default, Borrower shall reimburse Agent and each Lender promptly after a request therefor for the reasonable costs and expenses incurred by it in connection with the exercise of its rights under this Section 5.8(b).

(c) Authorize the Independent Accountants of Borrower to disclose to Agent or any Lender any and all financial statements and other information of any kind, as Agent or any Lender reasonably requests, from Borrower and which the Independent Accountants may have with respect to the business, financial condition, results of operations or other affairs of any Loan Party.

5.9 Notices. Promptly, and in any event within three Business Days after any Loan Party’s knowledge thereof, give notice to Agent and each Lender of:

(a) the occurrence of any Default or Event of Default;

(b) any (i) default or event of default (or alleged default) under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding which may exist at any time between any Loan Party and any Governmental Authority, that in case of clause (i) or (ii), if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting any Loan Party in which the damages claimed are not covered by insurance is reasonably expected to be $1,000,000 or more or in which injunctive or similar relief is sought or, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(d) any development or event that has had or could reasonably be expected to have a Material Adverse Effect; and

(e) the audit or examination of any Tax Return by any Governmental Authority, the receipt by any Loan Party of notice of any such audit or examination or the assertion of any claim for taxes against any Loan Party by any Governmental Authority.

Each notice pursuant to this Section 5.9 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action any Loan Party proposes to take with respect thereto.

5.10 Environmental Laws.

(a) Comply in all material respects with, and ensure compliance in all material respects at any Property owned, leased or operated by any Loan Party by all tenants, subtenants, lessees, sub-lessees, farmoutees, operators and contractors, if any, with, all applicable Environmental Laws and Environmental Permits, and obtain and comply in all material respects with and maintain, and ensure that all tenants, subtenants, lessees, sub-lessees, farmoutees, operators and contractors obtain and comply in all material respects with and maintain, any and all Environmental Permits required by applicable Environmental Laws with respect to any Property owned, leased or operated by any Loan Party.

(b) Conduct and complete all investigations, studies, sampling and testing, and all reporting, investigative, remedial, removal and other actions required under Environmental Laws as a result of a release of or the discovery of Materials of Environmental Concern, and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

(c) As soon as available, and in any case within five Business Days prior to the closing of any acquisition of Oil and Gas Properties by a Loan Party for which Borrower reasonably believes that liability of any Loan Party for environmental remediation potentially associated with the ownership or operation of all such Oil and Gas Properties (exclusive of usual and customary platform maintenance, refurbishment and abandonment obligations) is expected to exceed a Material Environmental Amount, deliver to Agent an environmental report covering such Oil and Gas Properties to be acquired, in form and substance reasonably satisfactory to Agent and the Required Lenders.

(d) Promptly, but in no event later than five days after the occurrence of a triggering event, notify Agent in writing of any threatened action, investigation or inquiry by any Governmental Authority or any demand or threatened lawsuit by any landowner or other third party against any Loan Party or its Properties of which any Loan Party has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if such Loan Party reasonably anticipates that such action may result in liability (whether individually or in the aggregate) in excess of $1,000,000.

(e) Establish and implement such procedures as may be necessary to continuously determine and assure that the obligations of each Loan Party under this Section 5.10 are timely and fully satisfied.

5.11 Commodity Price Protection.

(a) Upon the request of the Required Lenders, the Loan Parties shall enter into and maintain Hedging Agreements (consisting of swaps, costless collars, put options or a combination of all three, at Borrower’s discretion) that (i) are for not more than 80% of the Projected Product ion, measured at the time of entry into such Hedging Agreement, of Borrower’s and its Subsidiaries’ aggregate Projected Production anticipated to be sold in the ordinary course of such Persons’ business and having minimum floor prices that are acceptable to Agent in its sole discretion and (ii) comply with Section 6.16.

(b) Provide Agent a copy of each Hedging Agreement confirmation provided to any Loan Party as soon as practicable, but in any event within five Business Days after the execution thereof. On or before March 1 and September 1 of each year after December 31, 2013, provide to Agent true, correct and complete copies, certified as such by a Responsible Officer of Borrower, of all Hedging Agreements and related confirmations to which any Loan Party is a party.

5.12 Collateral Matters.

(a) At all times, Borrower shall, and shall cause each other Loan Party to grant to Agent an Acceptable Security Interest in all Oil and Gas Properties.

(b) With respect to any Oil and Gas Property or other Property acquired (including any interest of a Loan Party in Oil and Gas Properties acquired as the result of the formation of any pool or unit in accordance with Section 6.19) after the Closing Date by any Loan Party as to which Agent, for the benefit of the Secured Parties, does not have an Acceptable Security Interest (other than any Real Property not constituting an Oil and Gas Property), promptly, and in any event within 30 days, (i) execute and deliver to Agent such Security Documents or amendments to Security Documents and take all actions, including without limitation, the filing of any financing statements or Mortgages, as Agent deems necessary or advisable to grant to Agent, for the benefit of the Secured Parties, an Acceptable Security Interest in such Property, and (ii) if such Property includes Oil and Gas Properties having any Proved Reserves, deliver to Agent Title Opinions and such other legal opinions relating to the matters described in clause (i) immediately preceding as Agent may reasonably request, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to Agent; provided that unless a Property is acquired for a purchase price or other consideration in excess of $1,000,000, Borrower shall not be required to take the actions specified in this Section 5.12(b) prior to the end of the fiscal quarter in which the acquisition occurs, or if earlier, the date at which the cumulative amount of purchase price or other consideration for all Property acquired in such quarter equals or exceeds $1,000,000, at which time all Property theretofore acquired and not previously made subject to a Lien in favor of Agent shall be made so subject.

(c) With respect to any fee interest in any Real Property (other than Oil and Gas Property) acquired after the Closing Date by any Loan Party (other than any such real property acquired for an aggregate consideration valued at less than $1,000,000), promptly (i) execute and deliver a first priority Mortgage (subject only to Permitted Liens) in favor of Agent, for the benefit of the Secured Parties, covering such real property and designating thereon the appropriate recording office, (ii) if requested by Agent, provide Agent with (A) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by Agent) as well as a current ALTA or ALTAX survey thereof, together with a surveyor’s certificate, (B) any consents or estoppels reasonably deemed necessary or advisable by Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to Agent and (C) if requested by Agent, deliver to Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to Agent.

(d) With respect to any new Subsidiary created or acquired by any Loan Party or otherwise becoming a Subsidiary after the Closing Date, concurrently with such creation, acquisition or becoming a Subsidiary, (i) execute and deliver to Agent such Security Documents or amendments to Security Documents as Agent deems necessary or advisable to grant to Agent, for the benefit of the Secured Parties, a perfected first priority Lien and security interest in the Capital Stock of such new Subsidiary that is owned by any Loan Party (subject only to Permitted Liens in favor of the First Lien Lender), (ii) deliver to Agent (A) the certificates (if any) representing such Capital Stock, together with undated powers, in blank, executed and delivered by a duly authorized officer of the Loan Party owning such Capital Stock and (B) in the case of a Subsidiary whose Capital Stock is a security that is not evidenced by certificates, an Instructions Agreement, substantially in the form of Annex A to the Guarantee and Security Agreement, duly executed by such Subsidiary and each Loan Party owning such Capital Stock, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Security Agreement and any other applicable Security Documents (including Mortgages and Deposit Account Control Agreements) and (B) to take such other actions as are necessary or advisable to grant to Agent for the benefit of the Secured Parties a perfected first priority Lien and security interest in the Collateral described in the Guarantee and Security Agreement with respect to such new Subsidiary and, pursuant to Mortgages and Deposit Account Control Agreements, all Oil and Gas Properties and bank accounts owned by such Subsidiary, subject in each case only to Permitted Liens (or, in the case of Collateral consisting of Capital Stock, the Permitted Liens in favor of the First Lien Lender), including the execution and delivery by all necessary third parties of any Deposit Account Control Agreements and Mortgages, the filing of UCC financing statements in such jurisdictions as may be required by the Guarantee and Security Agreement or by law, the filing of any Mortgages in appropriate filing offices and the making of any other filings required by law or as may be requested by Agent, and (iv) if requested by Agent, deliver to Agent legal opinions (including Title Opinions) relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to Agent.

(e) Notwithstanding that, by the terms of the various Security Documents, the Loan Parties are and will be assigning to Agent and the Lenders all of the net proceeds of production from the Mortgaged Properties covered by such Security Documents, so long as no Event of Default has occurred, the Loan Parties may continue to receive from the purchasers of such production all such proceeds, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified. Upon the occurrence and during the continuation of an Event of Default, Agent and Lenders may exercise all rights and remedies granted under the Loan Documents subject to the terms thereof, including the right to obtain possession of all proceeds of production from such Mortgaged Properties then held by such Loan Parties or to receive directly from the purchasers of production all other proceeds of production. In no case shall any failure, whether intentioned or inadvertent, by Agent or Lenders to collect directly any such proceeds of production from the Mortgaged Properties constitute in any way a waiver, remission or release of any of their rights under the Security Documents, nor shall any release of any proceeds of production from any Oil and Gas Properties by Agent or Lenders to any Loan Parties constitute a waiver, remission, or release of any other proceeds of production from any Oil and Gas Properties or of any rights of Agent or Lenders to collect other proceeds of production from the Oil and Gas Properties thereafter.

5.13 Title Matters.

(a) Take such actions and execute and deliver such documents and instruments as Agent may require to ensure that Agent shall, at all times, have received title reviews or, upon the request of Agent, supplemental or new Title Opinions, in each case in form and substance satisfactory to Agent in its sole discretion and reflecting that Agent has an Acceptable Security Interest in all Oil and Gas Properties.

(b) Within 30 days after (i) a request by Agent or the Lenders to cure any title defects or exceptions which are not Permitted Liens or (ii) a notice by Agent that Borrower has failed to comply with this Section, (A) cure such title defects or exceptions which are not Permitted Liens and (B) deliver to Agent title evidence (including supplemental or new Title Opinions meeting the foregoing requirements), in form and substance acceptable to Agent in its sole discretion, as to the Loan Parties’ ownership of such Oil and Gas Properties and the Secured Parties’ Liens and security interests therein as are required to maintain compliance with this Section.

5.14 Use of Proceeds. Use the proceeds of the Loans only for the purposes specified in Section 3.18.

5.15 Accounts. Maintain each bank account of the Loan Parties with a bank or financial institution acceptable to the Agent and subject to the terms Intercreditor Agreement, at all times after the Closing Date, subject to a Deposit Account Control Agreement.

5.16 Patriot Act Compliance. Provide such information and take such actions as are reasonably required by Agent or any Lender in order to assist Agent and Lenders with compliance with the Patriot Act.

5.17 Further Assurances.

(a) From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other Property hereafter acquired by any Loan Party, which may be deemed to be part of the Collateral) pursuant hereto or thereto.

(b) Upon the exercise by Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, execute and deliver, or cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that Agent or such Lender may be required to obtain from any Loan Party or any Subsidiary for such governmental consent, approval, recording, qualification or authorization.

(c) Preserve and protect the Lien status of each respective Mortgage and, if any Lien (other than unrecorded Liens permitted under Section 6.3 that arise by operation of law is asserted against a Mortgaged Property, promptly and at its expense, give Agent a detailed written notice of such Lien and pay the underlying claim in full or take such other action so as to cause it to be released or bonded over in a manner satisfactory to Agent.

ARTICLE VI

NEGATIVE COVENANTS

Each of Borrower, General Partner and Holdings hereby jointly and severally agrees that, so long as the Commitments remain in effect, any Loan or other amount is owing to any Lender or Agent hereunder, each of Borrower, General Partner and Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

6.1 Financial Condition Covenants.

(a) Consolidated Current Ratio. As of the last day of any fiscal quarter of Borrower ending on or after the Closing Date, permit the Consolidated Current Ratio to be less than, 1.00:1.00.

(b) Consolidated Leverage Ratio. At any time on or after December 31, 2013, permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) to exceed

Fiscal Quarter End	Consolidated Leverage Ratio

December 31, 2013	4.50:1.00

March 31, 2014	4.00:1.00

June 30, 2014	4.00:1.00

September 30, 2014 and thereafter	3.50:1.00

provided that for the purposes of determining the ratio described above for the fiscal quarters of Borrower ending December 31, 2013 and March 31, 2014 Consolidated EBITDA shall be deemed to equal Consolidated EBITDA for the six or nine-month period then ending, as applicable, multiplied by 2 and 4/3, respectively.

(c) Consolidated Cash Interest Coverage Ratio. At any time on or after the Closing Date, permit the Consolidated Cash Interest Coverage Ratio for any period of four consecutive fiscal quarters of Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) to be less than 2.50:1.00; provided that for the purposes of determining the ratio described above for the fiscal quarters of Borrower ending December 31, 2013 and March 31, 2014 Consolidated EBITDA and Consolidated Cash Interest Expense for the relevant period shall be deemed to equal Consolidated EBITDA or Consolidated Cash Interest Expense, as applicable, for the six or nine-month period then ending, as applicable, multiplied by 2 and 4/3, respectively.

6.2 Indebtedness. Create, incur, assume, issue, guaranty or suffer to exist any Indebtedness, except for the following (“Permitted Indebtedness”):

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness of Borrower in respect of the First Lien Credit Agreement and any guarantees thereof and any refinancing of such Indebtedness permitted under the Intercreditor Agreement; provided that the aggregate principal amount of such Indebtedness (including the First Lien Obligations as so refinanced but excluding, in any event, obligations arising under Secured Swap Agreements (as defined in the First Lien Credit Agreement as in effect on the Closing Date)) may not exceed $225,000,000;

(c) Indebtedness of Borrower to any Subsidiary Guarantor and of any Wholly Owned Subsidiary Guarantor to Borrower or any other Subsidiary Guarantor; provided that such Indebtedness is expressly subordinated at all times to the Indebtedness under the Loan Documents pursuant to the terms of the Guarantee and Security Agreement;

(d) Guarantee Obligations made in the ordinary course of business by Borrower or any of its Subsidiaries of obligations of Borrower or any Subsidiary Guarantor; provided that such Guarantee Obligations shall be subordinated to the Indebtedness under the under the Loan Documents to the extent that the underlying Indebtedness that is being guaranteed is required to be subordinated to the Indebtedness under the Loan Documents pursuant to this Section 6.2;

(e) Indebtedness under any Hedging Agreement permitted pursuant to Section 6.16;

(f) unsecured current accounts payable incurred in the ordinary course of business which are (i) outstanding for not more than 90 days past the original invoice or billing date thereof or (ii) being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor;

(g) amounts owed by Borrower or any Subsidiary to operators of Hydrocarbon Interests under joint operating agreements, pooling or unitization agreements or similar contractual arrangements arising in the ordinary course of the business of Borrower or its Subsidiaries to secure amounts owing, which amounts are not more than 90 days past due and in excess of $150,000 or are being contested in good faith by appropriate proceedings if such reserves as may be required by GAAP shall have been made therefor;

(h) extensions of credit from suppliers or contractors who are not Affiliates of Borrower for the performance of labor or services or the provision of supplies or materials under applicable contracts or agreements in connection with Borrower’s or any Subsidiary’s oil and gas exploration and development activities, which are not more than 90 days overdue or are being contested in good faith by appropriate proceedings, if such reserves as may be required by GAAP shall have been made therefor;

(i) obligations for ad valorem, severance and other taxes payable that are not overdue;

(j) accrued FAS 143 asset retirement obligations; and (k) capital and equipment leases in an aggregate principal amount not to exceed $10,000,000.

6.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

(a) So long as such Liens are subject to the Intercreditor Agreement, Liens securing the First Lien Obligations;

(b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Loan Party in conformity with GAAP;

(c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained in the books of the applicable Loan Party in conformity with GAAP; provided that at no time shall such sums being contested exceed in the aggregate $10,000,000;

(d) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(e) deposits by or on behalf of Borrower or any of its Subsidiaries to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, plugging and abandoning surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(f) encumbrances consisting of easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of Borrower or any of its Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals and other like purposes, that, do not secure Indebtedness or other monetary obligations and, in the aggregate, are not substantial in amount and do not materially impairs the use of such property by any Loan Party in the operation of its business and which do not in any case materially detract from the value of the Property subject thereto are or would be violated in any material respect by existing or proposed operations of any Loan Party;

(g) Liens in existence on the date hereof listed on Schedule 6.3(g); provided that no such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

(h) Liens created pursuant to the Security Documents;

(i) the interest or title of a lessor under any lease entered into by Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased;

(j) Liens under joint operating agreements, pooling or unitization agreements or similar contractual arrangements arising in the ordinary course of the business of Borrower or its Subsidiaries to secure amounts owing, which amounts are not more than 90 days past due or are being contested in good faith by appropriate proceedings if such reserves as may be required by GAAP shall have been made therefore, and preferential rights to purchase and similar contractual provisions affecting an Oil and Gas Property;

(k) all lessors’ royalties (and Liens to secure the payment thereof), overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production with respect to each Oil and Gas Property (in each case) that do not operate to reduce the net revenue interest for such Oil and Gas Property (if any) as reflected in any Mortgage or the most recently delivered Reserve Report or increase the working interest for such Oil and Gas Property (if any) as reflected in any Mortgage or the most recently delivered Reserve Report without a corresponding increase in the corresponding net revenue interest;

(l) Liens under any oil and gas leases, farm-out agreements, production sales contracts, division orders, contracts for sale, operating agreements, area of mutual interest agreements, production handling agreements, joint venture agreements, oil and gas partnership agreements, unitization and pooling declarations and agreements, transportation agreements, marketing agreements, processing agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements in each case to the extent the same (i) are ordinary and customary to the oil, gas and other mineral exploration, development, processing or extraction business, (ii) do not otherwise cause any other express representation or warranty of any Loan Party in any of the Loan Documents to be untrue, (iii) do not operate to reduce the net revenue interest for such Oil and Gas Property (if any) as reflected in any Mortgage or the most recently delivered Reserve Report, or increase the working interest for such Oil and Gas Property (if any) as reflected in any Mortgage or the most recently delivered Reserve Report without a corresponding increase in the corresponding net revenue interest, and (iv) secure obligations that are not delinquent and do not in any case materially detract from the value of the Oil and Gas Property subject thereto;

(m) Liens not securing Indebtedness arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by any Loan Party to provide collateral to the depository institution; and

(n) Liens securing a capital or equipment lease of Borrower or any of its Subsidiaries permitted pursuant to Section 6.2(k), provided that such Liens do not at any time encumber any Property other than the Property subject to such capital and equipment lease.

6.4 Fundamental Changes. Enter into any merger, consolidation, restructuring, recapitalization, reorganization or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), Dispose of all or substantially all of its Property or business or amend, modify or otherwise change its name, jurisdiction of organization, organizational number, identification number or FEIN, except that, if no Default shall have occurred and be continuing:

(a) any Subsidiary of Borrower may be merged or consolidated with or into Borrower (provided that Borrower shall be the continuing or surviving entity) or with or into any Wholly Owned Subsidiary Guarantor (provided that (i) such Subsidiary Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and Borrower shall comply with Section 5.12 in connection therewith);

(b) Borrower may consolidate with Holdings to effectuate an IPO; provided that (i) such consolidation has been authorized in accordance with terms set forth in the First Lien Credit Agreement, (ii) the survivor of such consolidation (“Successor Borrower”) shall expressly assume all obligations under this Agreement and the other Loan Documents, and each mortgagor, pledgor, grantor, guarantor or other obligor under the Loan Documents shall expressly ratify and confirm its obligations under the Loan Documents, in each case, pursuant to documentation in form and substance satisfactory to Agent, (iii) Agent shall have received such other agreements (including amendments or amendments and restatements of the Loan Documents), instruments, certificates, legal opinions and other documents as it may reasonably request to ensure the continued enforceability of the Loan Documents, the validity and continued perfection of all Liens under the Loan Documents, the assumption, confirmation and ratification of all obligations of the Successor Borrower and the other obligors under the Loan Documents, and otherwise in connection with the consolidation, the IPO and the transactions contemplated thereby and (iv) the Successor Borrower shall be in pro forma compliance with the covenants contained in Section 6.1;

(c) any Subsidiary of Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to Borrower or any Wholly Owned Subsidiary Guarantor;

(d) the Capital Stock of any Subsidiary may be transferred to Borrower or any other Wholly-Owned Subsidiary Guarantor; and

(e) Borrower or any Subsidiary may amend, modify or otherwise change its name, jurisdiction of organization, organizational number, identification number or FEIN in accordance with and to the extent permitted by Section 5.6 of the Guarantee and Security Agreement.

6.5 Disposition of Property. Dispose of any of its Property (including, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary of Holdings, issue or sell any shares of such Subsidiary’s Capital Stock (including pursuant to any merger, consolidation, restructuring, recapitalization, reorganization or amalgamation) to any Person, except:

(a) Dispositions of obsolete or worn out property in the ordinary course of business;

(b) Dispositions permitted by Section 6.4(b);

(c) the sale or issuance of any Subsidiary’s Capital Stock to Borrower or any Wholly Owned Subsidiary Guarantor;

(d) the sale of inventory (as defined under GAAP, including Hydrocarbons sold as produced) which is sold in the ordinary course of business on ordinary trade terms; provided that no Contract for the sale of Hydrocarbons shall obligate Borrower or any of its Subsidiaries to deliver Hydrocarbons at a future date without receiving full payment therefor within 90 days after delivery;

(e) Dispositions of claims against customers, working interest owners, other industry partners or any other Person in connection with workouts or bankruptcy, insolvency or other similar proceedings with respect thereto;

(f) Dispositions of funds collected for the beneficial interest of, or of the interests owned by, royalty, overriding royalty or working interest owners;

(g) any Casualty Recovery Event, provided that the proceeds thereof are applied to one or more Qualified Investments; and

(h) Dispositions of Hydrocarbon Interests in any 12-month period not to exceed, in the aggregate, 6% of the PV 10 Value of Borrower’s Oil and Gas Properties as set forth in the Reserve Report most recently delivered pursuant to Section 5.2(c)(i); provided (i) such Dispositions are for the fair market value thereof and the consideration received in such Disposition is cash and (ii) the proceeds thereof are applied to one or more Qualified Investments or to prepay the Loans in accordance with Section 2.7(c).

6.6 Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Loan Party, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Loan Party, or make or offer to make any payment or prepayment of principal, premium (if any), interest, fees (including fees to obtain any waiver or consent) or other charges on, or effect any repurchase, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness (other than the Obligations) of any Loan Party (the payments or other transactions described in this Section 6.6 collectively, “Restricted Payments”), except that:

(a) any Subsidiary may make Restricted Payments to Borrower or any Subsidiary Guarantor

(b) any Loan Party may make dividends or distributions on its Capital Stock to any other Loan Party; and

(c) provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom, Borrower or any Subsidiary Guarantor may prepay Capital Leases or purchase money financing comprising Permitted Indebtedness upon the sale or exchange of the equipment subject thereto.

6.7 Investments. Make any Investment, except:

(a) extensions of trade credit and advances to non-operators under operating agreements in the ordinary course of business;

(b) Investments in Cash Equivalents;

(c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 6.2(b) or Section 6.2(d);

(d) Qualified Investments made by Borrower or any Wholly Owned Subsidiary Guarantor;

(e) Investments by any Loan Party in any other Loan Party;

(f) Investments in SPS not to exceed $1,000,000 in the aggregate in any 12-month period;

(g) Hedging Agreements permitted by Section 6.16;

(h) Capital Expenditures in the ordinary course of business (other than Investments in the Capital Stock or Indebtedness of any Person); and

(i) Investments received by Borrower or any Subsidiary in connection with workouts with, or bankruptcy, insolvency or other similar proceedings with respect to, customers, working interest owners, other industry partners or any other Person.

6.8 Transactions with Affiliates. Enter into any transaction, including, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Loan Party), except (a) transactions otherwise permitted under this Agreement, which are in the ordinary course of business of the Loan Party that is party to such transaction and upon fair and reasonable terms no less favorable to such Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate and (b) any payment with respect to general administrative expenses of the Loan Parties as set forth in the consolidated statements of income and cash flows of Borrower prepared in accordance with GAAP.

6.9 Sales and Leasebacks. Enter into any Sale and Leaseback Transaction.

6.10 Changes in Fiscal Periods. Permit the fiscal year of any Loan Party to end on a day other than December 31 or change the method of determining its fiscal year for any Loan Party.

6.11 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any Guarantor, its obligations under the Guarantee and Security Agreement, other than (a) this Agreement and the other Loan Documents and (b) in the case of Borrower or any Subsidiary Guarantor any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

6.12 Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay or subordinate any Indebtedness owed to, any Loan Party, (b) make Investments in any Loan Party or (c) transfer any of its assets to any Loan Party, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and the First Lien Loan Documents and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

6.13 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for the development, production and sale of Hydrocarbons in the Permian Basin (including, for the avoidance of doubt, interests of the Loan Parties existing on the Closing Date in Reeves and Pecos Counties, Texas, in the Delaware Basin) and activities reasonably incidental or relating thereto.

6.14 ERISA Plans. No Loan Party shall adopt or otherwise maintain any ERISA Plan nor become a “commonly controlled entity” within any other Person within the meaning of Section 4001 of ERISA or part of a group that is treated as a single employer under Section 414 of the Code.

6.15 Activities of Holdings and the General Partner. In the case of each of Holdings and the General Partner, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of Borrower, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents and First Lien Loan Documents to which it is a party and (iii) obligations with respect to its Capital Stock, or (c) own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents) other than the ownership of the Capital Stock of Borrower.

6.16 Hedging Agreements. Enter into, or suffer to exist, any Hedging Agreement other than:

(a) Hedging Agreements with Approved Counterparties entered into in the ordinary course with respect to oil or gas expected to be produced by Loan Parties and not for speculative purposes, provided that at all times: (i) no such Hedging Agreement fixes a price for a period later than 60 months after such contract is entered into, (ii) the aggregate monthly production covered by all such contracts for any single month does not in the aggregate exceed (A) for the first 24 months following the date of entry into such Hedging Agreement, 85% and (B) for the next 36 months thereafter, 65%, in each case, of the Loan Parties’ aggregate Projected Production anticipated to be sold in the ordinary course of such Persons’ business, in each case measured at the time of entry into such Hedging Agreement, and (iii) except for the Collateral under either the First Lien Loan Documents or the Security Documents, no such contract requires any Loan Party to put up money, assets, or other security thereunder at any time other than the initial option premiums paid in connection therewith; and

(b) contracts entered into by a Loan Party for the purpose and effect of fixing interest rates on a principal amount of the Indebtedness of such Loan Party which are on terms and subject to conditions, and with respect to an aggregate notional amount, acceptable to Agent.

6.17 New Subsidiaries. Acquire, form, incorporate or organize any Subsidiary or permit to exist any Subsidiary (i) having any Capital Stock that is not wholly owned by Borrower directly or through other Wholly-Owned Subsidiaries or (ii) that is not a Guarantor.

6.18 Use of Proceeds. Use or permit the use of all or any portion of the proceeds of the Loans for any purpose other than for the purposes described in Section 3.18.

6.19 Pooling and Unitization. Voluntarily pool or unitize all or any material part of their Oil and Gas Properties where the pooling or unitization would result in the diminution of any Loan Party’s net revenue interest in production from the pooled or unitized lands, except where any such pooling or unitization would increase the PV 10 Value of the associated Oil and Gas Property compared to the pre-unitized PV 10 Value unless the failure to pool or unitize such Oil and Gas Properties would not be consistent with prudent industry practices.

6.20 New Bank Accounts. Open or otherwise establish, or deposit or otherwise transfer funds into, any bank account (other than the bank accounts listed on Schedule 3.28) in the name or otherwise for the benefit of Holdings, Borrower or any Subsidiary unless Agent shall have received a Deposit Account Control Agreement, executed and delivered by Borrower and the bank or other financial institution at which such account is maintained.

6.21 Title Opinions; Drilling. Commence or continue drilling operations on any well without obtaining a Title Opinion (and curing any title defects therein that are not Permitted Liens to the satisfaction of Agent) with respect to such well which is delivered to Agent no less than 15 days (or, if reasonably required, such lesser period of time as Agent shall agree) prior to the commencement of drilling operations with respect to such well.

6.22 Gas Imbalances, Take-or-Pay or Other Prepayments. Allow Gas Imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of any Loan Party or any Subsidiary which would require such Loan Party or Subsidiary to deliver their respective Hydrocarbons produced on a monthly basis from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor other than Gas Imbalances, take-or-pay or other prepayments incurred in the ordinary course of business and which Gas Imbalances, take-or-pay, or other prepayments and balancing rights, in the aggregate, do not result in such Loan Party or Subsidiary having net aggregate liability at any time in excess of an amount equal to 2% of the Oil and Gas Properties that are designated Proved Developed Producing Reserves in the most recently delivered Reserve Report.

6.23 Amendments to Certain Documents and Agreements.

(a) Amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the First Lien Credit Agreement or the other First Lien Loan Documents (other than any such amendment, modification, waiver or other change that is expressly permitted by the Intercreditor Agreement).

(b) Amend, modify or otherwise change in a manner materially adverse to the Lenders, or consent or agree to any amendment, modification or other change that is materially adverse to the Lenders, in each case, with respect to any of the terms of any joint operating agreements, pooling or unitization agreements or similar contractual arrangements relating to the development and operation of their Oil and Gas Properties.

(c) Amend, modify or otherwise change, or permit any amendment, modification or other change to (pursuant to a waiver or otherwise), any Constituent Documents (including by the filing or modification of any certificate of designation, or any agreement or arrangement (including any shareholders’ agreement) entered into, with respect to any of its Capital Stock), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such agreements or arrangements that do not adversely affect any right, privilege or interest of Agent or the Lenders under the Loan Documents or in the Collateral.

ARTICLE VII

EVENTS OF DEFAULT

7.1 Events of Default. If any of the following events shall occur and be continuing:

(a) Borrower shall fail to pay when due and payable or when declared due and payable (in each case whether at the stated maturity, by acceleration or otherwise), including, pursuant to Section 2.7, all or any portion of the Obligations (whether of principal, interest, fees and charges due to the Lenders or other amounts constituting Obligations); or

(b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

(c) Any Loan Party shall default in the observance or performance of any agreement contained in Sections 5.5(a) (with respect to Borrower only), 5.6(b), 5.6(d), 5.7, 5.8, 5.9(a), 5.11, 5.12, or Article VI or in Article 5 of the Guarantee and Security Agreement; or an “Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; or

(d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 7.1), and such default shall continue unremedied for a period of 30 days; or

(e) Any Loan Party shall (i) default in making any payment of any principal or interest of any Indebtedness (including, any Guarantee Obligation, but excluding the Loans and other Obligations) on the scheduled or original due date with respect thereto; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (including any Guarantee Obligation but excluding the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i) or (ii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) and (ii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $5,000,000; or

(f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g) One or more judgments or decrees shall be entered against any Loan Party involving for the Loan Parties taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage and not subject to an insolvency proceeding) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(h) (i) Any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 9.16), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; as a result of action taken or omitted to be taken by any Loan Party, Agent shall fail to have an Acceptable Security Interest in the Collateral, which failure is not remedied within five days after notice thereof to Borrower from Agent; or any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Loan Party, or any Loan Party shall deny that any Loan Party has any liability or obligation purported to be created under any Loan Document; or

(i) The guarantee contained in Article 2 of the Guarantee and Security Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 9.16), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(j) There shall occur any event or circumstance which has had, or would reasonably be expected to have, a Material Adverse Effect; or

(k) Any Change of Control shall occur; or

(l) The Intercreditor ceases to be in full force and effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) at any time prior to the Commitment Expiration Date, with the consent of the Required Lenders, Agent may, or upon the request of the Required Lenders, Agent shall, by notice to Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate, and (ii) with the consent of the Required Lenders, Agent may, or upon the request of the Required Lenders, Agent shall, by notice to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

7.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, Agent and the Lenders shall be entitled to exercise any and all remedies available under the Security Documents or otherwise available under applicable law or otherwise.

ARTICLE VIII

THE AGENT

8.1 Appointment. Each Lender hereby irrevocably designates and appoints Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent.

8.2 Delegation of Duties. Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in fact selected by it with reasonable care.

8.3 Exculpatory Provisions. Neither Agent nor any of its officers, directors, employees, agents, attorneys in fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person (INCLUDING SUCH PERSON’S OWN NEGLIGENCE) under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

8.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, email, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, counsel to the Loan Parties), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 9.7 and all actions required by Section 9.7 in connection with such transfer shall have been taken. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

8.5 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Agent shall have received notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that Agent shall receive such a notice, Agent shall give notice thereof to the Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

8.6 Non Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys in fact or affiliates have made any representations or warranties to it and that no act by Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys in fact or affiliates.

8.7 Indemnification. THE LENDERS AGREE TO INDEMNIFY AGENT AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY ANY LOAN PARTY AND WITHOUT LIMITING THE OBLIGATION OF ANY LOAN PARTY TO DO SO), RATABLY ACCORDING TO THEIR RESPECTIVE AGGREGATE EXPOSURE PERCENTAGES IN EFFECT ON THE DATE ON WHICH INDEMNIFICATION IS SOUGHT UNDER THIS SECTION 8.7 (OR, IF INDEMNIFICATION IS SOUGHT AFTER THE DATE UPON WHICH THE COMMITMENTS SHALL HAVE TERMINATED AND THE LOANS SHALL HAVE BEEN PAID IN FULL, RATABLY IN ACCORDANCE WITH SUCH AGGREGATE EXPOSURE PERCENTAGES IMMEDIATELY PRIOR TO SUCH DATE), FOR, AND TO SAVE AGENT HARMLESS FROM AND AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND WHATSOEVER THAT MAY AT ANY TIME (INCLUDING, AT ANY TIME FOLLOWING THE PAYMENT OF THE LOANS) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST AGENT IN ANY WAY RELATING TO OR ARISING OUT OF, THE COMMITMENTS, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY AGENT UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING (INCLUDING AGENT’S OWN NEGLIGENCE); PROVIDED THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS THAT ARE FOUND BY A FINAL AND NONAPPEALABLE DECISION OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED SOLELY AND PROXIMATELY FROM AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT OF POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY AGENT IN CONNECTION WITH

THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT THAT AGENT IS NOT REIMBURSED FOR SUCH BY BORROWER. The agreements in this Section 8.7 shall survive the payment of the Loans and all other amounts payable hereunder.

8.8 Agent in its Individual Capacity. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though Agent were not Agent. With respect to its Loans made or renewed by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include Agent in its individual capacity

8.9 Successor Agent. Agent may resign as Agent upon 10 days’ notice to the Lenders and Borrower. If Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of Agent, and the term “Agent” shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Agent by the date that is 10 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After the retiring Agent’s resignation as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

8.10 Collateral Matters.

(a) Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 9.16.

(b) Agent is authorized on behalf of the Secured Parties, without the necessity of any notice to or further consent from the Secured Parties, from time to time, to take any actions with respect to any Collateral or Security Documents which may be necessary to perfect and maintain Acceptable Security Interests in and Liens upon the Collateral granted pursuant to the Security Documents. Agent is further authorized on behalf of the Secured Parties, without the necessity of any notice to or further consent from the Secured Parties, from time to time, to take any action (other than enforcement actions requiring the consent of, or request by, the Required Lenders as set forth in Section 7.1 above) in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Secured Parties under the Loan Documents or applicable legal requirements. By accepting the benefit of the Liens granted pursuant to the Security Documents, each Secured Party not party hereto hereby agrees to the terms of this Section 8.10(b).

(c) Notwithstanding anything contained in any of the Loan Documents to the contrary, Borrower, Agent, and each Secured Party hereby agree that no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee Obligations, it being understood and agreed that all powers, rights and remedies hereunder and under the Security Documents may be exercised solely by Agent on behalf of the Secured Parties in accordance with the terms hereof. By accepting the benefit of the Liens granted pursuant to the Security Documents, each Secured Party not party hereto hereby agrees to the terms of this Section 8.10(c).

8.11 Withholding Tax.

(a) To the extent required by any applicable law, Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the forms or other documentation required hereunder are not delivered to Agent, then Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, a maximum amount of the applicable withholding tax.

(b) If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.

(c) If any Lender sells, assigns, grants a participation in, or otherwise transfers its rights under this Agreement, the purchaser, assignee, participant or transferee, as applicable, shall comply and be bound by the terms of Sections 2.11 and 8.11; provided that with respect to any Participant, as set forth in Section 9.7(b), such Participant shall only be required to comply with the requirements of Sections 2.11 and 8.11 if such Participant seeks to obtain the benefits of Section 2.11.

ARTICLE IX

MISCELLANEOUS

9.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Required Lenders and each Loan Party that is party to the relevant Loan Document may, or (with the written consent of the Required Lenders) Agent and each Loan Party that is party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby;

(ii) amend, modify or waive any provision of this Section 9.1 or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, or (except as specified in Section 9.16) release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their Guarantee Obligations under the Guarantee and Security Agreement, in each case without the consent of all Lenders;

(iii) amend, modify or waive any provision of Article VIII or any other provision affecting the rights, duties and obligations of Agent without the consent of Agent;

(iv) amend, modify or waive the pro rata provisions of Section 2.9 without the consent of each Lender directly affected thereby; or

(v) impose restrictions on assignments and participations that are more restrictive than, or additional to, those set forth in Section 9.7 without the consent of all Lenders.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders (including, for the avoidance of doubt, (x) that any consent or other fees paid in connection with such amendment, supplement or modification are paid pro rata to all Tranche B Lenders and to all Tranche A Lenders that consent to such amendment in accordance with the principal amounts of Loans held by such Lenders, and (y) to the extent any Tranche A Lender that provides a consent is provided with any lending, investment or other opportunity in connection with such consent or as a result of such consent, such opportunity shall be made available pro rata to all Tranche B Lenders and to all Tranche A Lenders that so consent) and shall be binding upon the Loan Parties, the Lenders, Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders, Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section 9.1; provided, however, that delivery of an executed signature page of any such instrument by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart thereof.

9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, addressed (a) in the case of Borrower, General Partner, Holdings or Agent, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to Agent or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

Borrower, General Partner or Holdings:	Parsley Energy, L.P.
500 W. Texas, Suite 200
Midland, TX 79701
Attention: Ryan Dalton
Facsimile: 432-686-7011
Email: rdalton@parsleyenergy.com

with a copy to (which shall not constitute notice):	Alston & Bird LLP
Attention: James H. Sullivan
90 Park Avenue
New York, NY 10016
Facsimile: 212-922-3942
Email: james.sullivan@alston.com

Agent:	Chambers Energy Management, LP
600 Travis Street, Suite 7330
Houston, TX 77002
	Attention:	Robert Finch
	Email:	rfinch@chambersenergycapital.com

with a copy to (which copy shall not constitute notice):	Cortland Capital Market Services LLC
225 West Washington Street, Suite 2100
Chicago, IL 60606
	Attention:	Beata Konopko
	Facsimile:	(312) 376-1751
	Email:	beata.konopko@cortlandglobal.com

with a copy to (which copy shall not constitute notice):	Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
	Attention:	J. Michael Chambers
	Facsimile:	(713) 546-5401
	Email:	michael.chambers@lw.com

provided that any notice, request or demand to or upon Agent or any Lender shall not be effective until received.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by Agent and the applicable Lender. Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Agent hereby agrees to accept notices hereunder (including notices pursuant to Section 2.2) by electronic mail in portable document format (.pdf).

9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

9.5 Payment of Expenses. Whether or not the Closing Date occurs, Borrower agrees to:

(a) pay or reimburse Agent on demand for all of its reasonable out of pocket costs and expenses incurred in connection with the syndication of the Loans and the development, preparation and execution of, and any amendment, supplement, waiver or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, the reasonable fees and disbursements and other charges of counsel and consultants to Agent and the charges of Intralinks; and

(b) pay or reimburse each Lender and Agent on demand for all of their respective costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to Agent,

9.6 Indemnification; Waiver

(a) BORROWER SHALL, AND DOES HEREBY INDEMNIFY, AGENT (AND ANY SUB-AGENT THEREOF), EACH LENDER AND EACH OFFICER, DIRECTOR, EMPLOYEE, AGENT, ATTORNEY-IN-FACT AND AFFILIATE OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY ANY LOAN PARTY OR ANY SUBSIDIARY OF A LOAN PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR, IN THE CASE OF AGENT (AND ANY SUB-AGENT, OFFICER, DIRECTOR, EMPLOYEE, AGENT, ATTORNEY-IN-FACT AND AFFILIATE THEREOF) THE ADMINISTRATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, (II) ANY AND ALL RECORDING AND FILING FEES AND ANY AND ALL LIABILITIES WITH RESPECT TO, OR RESULTING FROM ANY DELAY IN PAYING, STAMP, EXCISE AND OTHER TAXES, IF ANY, WHICH MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF, OR CONSUMMATION OR ADMINISTRATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY, OR ANY AMENDMENT, SUPPLEMENT OR MODIFICATION OF, OR ANY WAIVER OR CONSENT UNDER OR IN RESPECT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SUCH OTHER DOCUMENTS, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY ANY LOAN PARTY OR ANY SUBSIDIARY OF A LOAN PARTY, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY LOAN PARTY OR ANY SUBSIDIARY OF A LOAN PARTY, (IV) THE USE BY UNAUTHORIZED PERSONS OF INFORMATION OR OTHER MATERIALS SENT THROUGH ELECTRONIC, TELECOMMUNICATIONS OR OTHER INFORMATION TRANSMISSION SYSTEMS THAT ARE INTERCEPTED BY SUCH PERSONS OR (V) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY ANY LOAN PARTY OR ANY SUBSIDIARY OF A LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE;

(ALL THE FOREGOING IN THIS CLAUSE (a), COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”); PROVIDED THAT BORROWER SHALL HAVE NO OBLIGATION HEREUNDER TO ANY INDEMNITEE WITH RESPECT TO INDEMNIFIED LIABILITIES TO THE EXTENT SUCH INDEMNIFIED LIABILITIES ARE FOUND BY A FINAL AND NONAPPEALABLE DECISION OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED SOLELY AND PROXIMATELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNAUTHORIZED PERSONS OF INFORMATION OR OTHER MATERIALS SENT THROUGH ELECTRONIC, TELECOMMUNICATIONS OR OTHER INFORMATION TRANSMISSION SYSTEMS THAT ARE INTERCEPTED BY SUCH PERSONS OR FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THE LOANS.

(b) WITHOUT LIMITING THE FOREGOING, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF HOLDINGS, GENERAL PARTNER AND BORROWER AGREES NOT TO ASSERT AND TO CAUSE ITS SUBSIDIARIES NOT TO ASSERT, AND HEREBY WAIVES AND AGREES TO CAUSE ITS SUBSIDIARIES SO TO WAIVE (I) ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY ADVANCE OR THE USE OF THE PROCEEDS THEREOF AND (II) ALL RIGHTS FOR CONTRIBUTION OR ANY OTHER RIGHTS OF RECOVERY WITH RESPECT TO ALL CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE, UNDER OR RELATED TO ENVIRONMENTAL LAWS, THAT ANY OF THEM MIGHT HAVE BY STATUTE OR OTHERWISE AGAINST ANY INDEMNITEE.

(c) ALL AMOUNTS DUE UNDER THIS SECTION 9.6 SHALL BE PAYABLE NOT LATER THAN TEN DAYS AFTER WRITTEN DEMAND THEREFOR. STATEMENTS REFLECTING AMOUNTS PAYABLE BY BORROWER PURSUANT TO THIS SECTION 9.6 SHALL BE SUBMITTED TO BORROWER AT THE ADDRESS OF BORROWER SET FORTH IN SECTION 9.2, OR TO SUCH OTHER PERSON OR ADDRESS AS MAY BE HEREAFTER DESIGNATED BY BORROWER IN A NOTICE TO AGENT. THE AGREEMENTS IN THIS SECTION 9.6 SHALL SURVIVE REPAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

9.7 Successors and Assigns; Participations and Assignments.

(a) This Agreement shall be binding upon and inure to the benefit of Holdings, General Partner, Borrower, the Lenders, Agent, all future holders of the Loans and their respective successors and assigns, except that none of Holdings, General Partner or Borrower may assign or transfer any of its respective rights or obligations under this Agreement without the prior written consent of Agent and each Lender (and any attempted assignment or transfer by Borrower without such consent shall be null and void).

(b) Any Lender may, without the consent of Borrower or any other Person, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a “Participant”) participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 9.1. Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.8(a) as fully as if such Participant were a Lender hereunder. Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.10 and 2.11 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.11, such Participant shall have complied with the requirements of Section 2.11 and Section 8.11, and; provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Each Lender that sells a participation shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments or the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(c) Any Lender (an “Assignor”) may, without the consent of any Loan Party, in accordance with applicable law and upon written notice to Agent, at any time and from time to time assign to any Lender (other than a Defaulting Lender) or any affiliate or Related Fund thereof or, with the consent of Agent (which, in each case, shall not be unreasonably withheld, conditioned or delayed) (provided that no such consent need be obtained by Agent or its affiliates), to an additional bank, financial institution or other entity (an “Assignee”) all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit K (an “Assignment and Acceptance”), executed by such Assignee and such Assignor (and, where the consent of Borrower or Agent is required pursuant to the foregoing provisions, by Borrower and such other Persons) and delivered to Agent for its acceptance and recording in the Register; provided that (i) no such assignment to an Assignee (other than any Lender or any affiliate or Related Fund thereof) shall be in an aggregate principal amount of less than $1,000,000 (other than in the case of an assignment of all of a Lender’s interests under this Agreement), unless otherwise agreed by Borrower and Agent; provided that for purposes of determining whether such $1,000,000 threshold has been achieved, amounts assigned by a Lender and its Affiliates and Related Funds shall be aggregated, (ii) the assignor Lender or Assignee has paid to Agent a processing and recordation fee in the amount of $3,500.00 (which fee may be waived or reduced in the sole discretion of Agent), provided, however, that only one such fee shall be payable in the case of concurrent assignments to Persons that, after giving effect to such assignments, will be Related Funds and (iii) in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or other compensating actions, including funding, with the consent of Borrower and Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Agent, each other Lender hereunder (and interest accrued thereon) and Borrower, and (y) acquire (and fund as appropriate) its full pro rata share of all Loans; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor’s rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Sections 2.10, 2.11, 8.11 and 9.5 in respect of the period prior to such effective date). For purposes of the minimum assignment amounts set forth in this Section 9.7(c), multiple assignments by two or more Related Funds shall be aggregated.

(d) Agent shall, on behalf of Borrower, maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Note evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by Agent to Borrower marked “canceled”. The Register shall be available for inspection by Borrower or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 9.7(c), by each such other Person), Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Borrower. On or prior to such effective date, Borrower, at its own expense, upon request, shall execute and deliver to Agent (in exchange for the applicable Note, if any, of the assigning Lender) a new Note or Notes to such Assignee in an amount equal to the Commitment or Loan assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Commitment or Loan, as the case may be, upon request, a new Note or Notes to the Assignor in an amount equal to the Commitment or Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

(f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 9.7 concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

(g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to Agent and Borrower, the option to provide to Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 9.7(g), any SPV may (x) with notice to, but without the prior written consent of, Borrower and Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of Borrower and Agent (which consent shall not be unreasonably withheld, conditioned or delayed) to any financial institutions providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans, and (y) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV; provided that non-public information with respect to Borrower may be disclosed only with Borrower’s consent which will not be unreasonably withheld, conditioned or delayed. This Section 9.7(g) may not be amended without the written consent of any SPV with Loans outstanding at the time of such proposed amendment.

9.8 Adjustments; Set off.

(a) If any Lender (a “Benefitted Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set off, pursuant to events or proceedings of the nature referred to in clause (f) of Article VII, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of or Borrower; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees to notify promptly Borrower and Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

9.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with Borrower and Agent.

9.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.11 Integration; Construction.

(a) This Agreement and the other Loan Documents represent the entire agreement of Borrower, General Partner, Holdings, Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(b) Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

9.12 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.13 Submission To Jurisdiction; Waivers. Each of Borrower, General Partner, Holdings, Agent, and Lenders each hereby irrevocably and unconditionally:

(a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of Texas and the courts of the United States of America for the Northern District of Texas, in each case, located in the city of Ft. Worth and in the County of Tarrant, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower at its address set forth in Section 9.2 or at such other address of which Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 9.13 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

9.14 Acknowledgments. Each of Holdings, General Partner and Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither Agent nor any Lender has any fiduciary relationship with or duty to Holdings, General Partner, Borrower or any Subsidiary thereof arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Agent and the Lenders, on one hand, and Holdings, General Partner, Borrower or any Subsidiary thereof, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Agent and the Lenders or among Holdings, General Partner, Borrower and their Subsidiaries and the Lenders.

9.15 Confidentiality. Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent Agent or any Lender from disclosing any such information (a) to Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a “Transferee”) or prospective Transferee that agrees to comply with the provisions of this Section 9.15 or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) if requested or required to do so in connection with any litigation or similar proceeding, (h) that has been publicly disclosed other than in breach of this Section 9.15, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan Document. Notwithstanding anything to the contrary in the foregoing sentence or any other express or implied agreement, arrangement or understanding, the parties hereto hereby agree that, from the commencement of discussions with respect to the financing provided hereunder, any party hereto (and each of its employees, representatives, or agents) is permitted to disclose to any and all persons, without limitation of any kind, the tax structure and tax aspects of the transactions contemplated hereby, and all materials of any kind (including opinions or other tax analyses) related to such tax structure and tax aspects.

9.16 Release of Collateral and Guarantee Obligations.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of Borrower in connection with any Disposition of Property permitted by the Loan Documents (other than to a Loan Party), Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release its security interest in any Collateral that is, or owned by any Person all the Capital Stock of which is, being Disposed of in such Disposition, and to release any Guarantee Obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents; provided that Borrower shall have delivered to Agent, at least ten Business Days prior to the date of the proposed release (or such shorter period agreed to by Agent), a written request for release identifying the relevant Collateral being Disposed of in such Disposition and the terms of such Disposition in reasonable detail, including the date thereof, the price thereof and any expenses in connection therewith, together with a certification by Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance with this Agreement and the other Loan Documents.

(b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid in full, all Commitments have terminated or expired, upon request of Borrower, Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release its security interest in all Collateral, and to release all Guarantee Obligations provided for in any Loan Document. Any such release of Guarantee Obligations shall be deemed subject to the provision that such Guarantee Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its Property, or otherwise, all as though such payment had not been made.

9.17 Interest Rate Limitation.

(a) It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the laws of any State whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Loans, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any

Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to Borrower); and (ii) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law.

(b) If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 9.17 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 9.17.

9.18 Accounting Changes. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then Borrower and Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the consolidated financial condition of Borrower shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by Borrower, Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

9.19 WAIVERS OF JURY TRIAL. BORROWER, GENERAL PARTNER, HOLDINGS, AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN (IN EACH CASE, WHETHER FOR CLAIMS SOUNDING IN CONTRACT OR IN TORT OR OTHERWISE). EACH PARTY HEREBY CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND ACKNOWLEDGES

THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATION CONTAINED IN THIS SECTION 9.19.

9.20 Customer Identification – USA PATRIOT Act Notice. Agent (for itself and not on behalf of any other party) and each Lender hereby notifies the Loan Parties that, pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow Agent or such Lender, as applicable, to identify the Loan Parties in accordance with the Patriot Act.

9.21 Creditor-Debtor Relationship. The relationship between Agent and each Lender on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No Secured Party has any fiduciary relationship or duty to any Loan Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship between the Secured Parties and the Loan Parties by virtue of, this Agreement or any Loan Document or any other document or transaction contemplated herein or therein.

9.22 Intercreditor Agreement. Agent is hereby authorized on behalf of each Lender to enter into the Intercreditor Agreement. A copy of such Intercreditor Agreement will be made available to each Secured Party on the Closing Date and thereafter upon request. Each Lender (by receiving the benefits thereunder and of the Collateral) acknowledges and agrees to the terms of such Intercreditor Agreement and agrees that the terms thereof shall be binding on such Secured Party and its successors and assigns, as if it were a party thereto.

9.23 Amendment and Restatement.

(a) On the Closing Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect, except that Borrower, General Partner, Holdings, the Agent and the Lenders agree that (i) the incurrence by Borrower of “Indebtedness” under and as defined in the Existing Credit Agreement (whether or not such “Indebtedness” is contingent as of the Closing Date) shall continue to exist under and be evidenced by this Agreement and the other Loan Documents, (ii) the Existing Credit Agreement shall continue to evidence the representations and warranties made by Borrower, General Partner and Holdings prior to the Closing Date, (iii) except as expressly stated herein or amended, the other Loan Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all Obligations, and (iv) the Existing Credit Agreement shall continue to evidence any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in the Existing Credit Agreement). The amendments and restatements set forth herein shall not cure any breach thereof or any “Default” or “Event of Default” under and as defined in the Existing Credit Agreement existing prior to the Closing Date. This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities.

(b) The terms and conditions of this Agreement and the Agent’s and the Lenders’ rights and remedies under this Agreement and the other Loan Documents shall apply to all of the Indebtedness incurred under the Existing Credit Agreement.

(c) On and after the Closing Date, (i) all references to the Existing Credit Agreement (or to any amendment or any amendment and restatement thereof) in the Loan Documents (other than this

Agreement) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby (as it may be further amended, modified, supplemented or amended and restated), (ii) all references in any Loan Document (other than this Agreement) to any section (or subsection) of the Existing Credit Agreement shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Closing Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement, as amended and restated hereby (as it may be further amended, modified or restated).

(d) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless specifically amended hereby or by any other Loan Document.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PARSLEY ENERGY, L.P.

By:	PARSLEY ENERGY MANAGEMENT, LLC,
its general partner

By:

	Name:	Bryan Sheffield
	Title:	President

PARSLEY ENERGY MANAGEMENT, LLC

By:

	Name:	Bryan Sheffield
	Title:	President

PARSLEY ENERGY, LLC

By:

	Name:	Bryan Sheffield
	Title:	President

Signature Page to Amended and Restated Credit Agreement

CHAMBERS ENERGY MANAGEMENT, LP,
as Agent

By:

	Name:	J. Robert Chambers
	Title:	President & Chief Executive Officer

CHAMBERS ENERGY CAPITAL II, LP, as a Tranche A Lender and a Tranche B Lender

By:

	Name:	J. Robert Chambers
	Title:	Managing Director

CHAMBERS ENERGY CAPITAL II TE, LP, as a Tranche A Lender and a Tranche B Lender

By:

	Name:	J. Robert Chambers
	Title:	Managing Director

Signature Page to Amended and Restated Credit Agreement

Private Credit Opportunities, L.P.,
as a Tranche B Lender

By:

	Name:	Jeanine Lee
	Title:	Vice President

Signature Page to Amended and Restated Credit Agreement

Charles and Lynn Schusterman Family Foundation,
as a Tranche B Lender

By:

	Name:	Stacy Schusterman
	Title:	Treasurer

Signature Page to Amended and Restated Credit Agreement

The Trustees of Columbia University in the City of New York,
as a Tranche B Lender

By:

	Name:	Anil Jaisinghani, Director
	Title:	Columbia Investment Management Company, L.L.C.
10/21/13

Signature Page to Parsley Amended and Restated Credit Agreement

Red Recipe LLC,
as a Tranche B Lender

By:	The Board of Trustees of the Leland Stanford Junior University

	By:	Stanford Management Company

By:

Thomas Lurquin
Managing Director, Natural Resources Investments

Signature Page to Amended and Restated Credit Agreement

BMCA Private Equity LLC,
as a Tranche B Lender

By:

	Name:	Greg Schuler
	Title:	CIO & Treasurer

Signature Page to Amended and Restated Credit Agreement

BPPA Private Equity LLC,
as a Tranche B Lender

By:

	Name:	Greg Schuler
	Title:	CIO & Treasurer

Signature Page to Amended and Restated Credit Agreement

NB PEP Holdings Limited,
as a Tranche B Lender

By:

	Name:	Blake Rice
	Title:	Authorized Signatory

Signature Page to Amended and Restated Credit Agreement

RM Investments, Inc.,
as a Tranche B Lender

By:

	Name:	William L. Hixon
	Title:	Vice President

Signature Page to Amended and Restated Credit Agreement

SCHEDULE 1.1(a)

COMMITMENTS

Name of Lender	Tranche A Commitment	Tranche B Commitment
Chambers Energy Capital II, LP	$8,908,970.98	$8,908,970.98
Chambers Energy Capital II TE, LP	$1,091,029.02	$1,091,029.02
Private Credit Opportunities, L.P.	—	$3,000,000.00
Charles and Lynn Schusterman Family Foundation	—	$23,000,000.00
The Trustees of Columbia University in the City of New York	—	$10,000,000.00
Red Recipe, LLC	—	$44,000,000.00
BMCA Private Equity LLC	—	$13,500,000.00
BPPA Private Equity LLC	—	$7,500,000.00
NB PEP Holdings Limited	—	$9,000,000.00
RM Investments, Inc.	—	$5,000,000.00

Total	$10,000,000.00	$125,000,000.00

SCHEDULES TO AMENDED AND RESTATED CREDIT AGREEMENT

THE DISCLOSURE OF ANY MATTER IN ANY SECTION OF THESE SCHEDULES (THE “DISCLOSURE SCHEDULES”), SHALL BE DEEMED TO BE A DISCLOSURE FOR PURPOSES OF ALL OTHER SECTIONS OF THE DISCLOSURE SCHEDULES SO DELIVERED TO THE EXTENT IT IS READILY APPARENT FROM THE FACE OF SUCH DISCLOSURE THAT SUCH MATTER IS PERTINENT, BUT SHALL EXPRESSLY NOT BE DEEMED TO CONSTITUTE AN ADMISSION BY THE BORROWER, OR TO OTHERWISE IMPLY, THAT ANY SUCH MATTER IS MATERIAL FOR THE PURPOSES OF THIS AGREEMENT OR OTHERWISE.

1.1(a)	Commitments
1.1(b)	Mortgaged Properties
3.1(c)	Guarantee Obligations
3.4	Consents, Authorizations, Filings and Notices
3.7	Litigation
3.17	Capital Stock Ownership
3.19	Environmental Matters
3.21(a)-1	Security Agreement UCC Filing Jurisdictions
3.21(a)-2	UCC Financing Statements to Remain on File
3.21(a)-3	UCC Financing Statements to be Terminated
3.21(b)	Mortgage Filing Jurisdictions
3.24	Hedging Agreements
3.26	Sale of Production
3.28	Bank Accounts
3.30	Material Contracts
3.31	Burdensome Restrictions
6.3(g)	Existing Liens

SCHEDULE 1.1(a)

COMMITMENTS

Name of Lender	Tranche A Commitment	Tranche B Commitment
Chambers Energy Capital II, LP	$8,908,970.98	$8,908,970.98
Chambers Energy Capital II TE, LP	$1,091,029.02	$1,091,029.02
Private Credit Opportunities, L.P.	—	$3,000,000.00
Charles and Lynn Schusterman Family Foundation	—	$23,000,000.00
The Trustees of Columbia University in the City of New York	—	$10,000,000.00
Red Recipe LLC	—	$44,000,000.00
BMCA Private Equity LLC	—	$13,500,000.00
BPPA Private Equity LLC	—	$7,500,000.00
NB PEP Holdings Limited	—	$9,000,000.00
RM Investments, Inc.	—	$5,000,000.00

Total	$10,000,000.00	$125,000,000.00

SCHEDULE 1.1(b)

Mortgaged Properties

ALL OF BORROWER’S OIL AND GAS PROPERTIES LOCATED IN DAWSON, GLASSCOCK, MARTIN, MIDLAND, REAGAN, HOWARD AND/OR UPTON COUNTY, TEXAS (WHETHER NOW OWNED OR HEREAFTER ACQUIRED, BY OPERATION OF LAW OR OTHERWISE, AND WHETHER LEGAL, EQUITABLE OR BENEFICIAL INTERESTS), INCLUDING BUT NOT LIMITED TO, ALL OF BORROWER’S INTEREST IN ALL LEASES, LANDS AND INTERESTS DESCRIBED OR REFERRED TO ON THE FOLLOWING PAGES OF THIS SCHEDULE 1.1(b) AND ALL LEASES, LANDS AND INTERESTS WITH WHICH ANY OF SAID INTERESTS MAY NOW OR HEREAFTER BE POOLED, UNITIZED OR COMMUNITIZED. This schedule shall include, without limitation, all of Borrower’s interest in the leases described or referred to in this Schedule 1.1(b) as now or hereafter reflected of record in the county records, whether or not all lands covered by said leases are specifically described or referred to and whether or not all of Borrower’s interest in said leases are specifically described or referred to. The net revenue interests and/or interests in gross production set forth herein are the interests in production of oil and/or gas hereby represented and warranted to be owned by Borrower in the properties described but this Schedule 1.1(b) shall be deemed to cover any additional interests of Borrower that are in excess of the net revenue interests indicated herein and such designation shall not be deemed a limitation on the interests covered hereby. The lease names and/or well names set forth herein are for information purposes only and such designations shall not be deemed a limitation on the properties covered hereby. Each reference to a lease herein shall be deemed a reference to said lease as said lease may have been heretofore amended and/or ratified or may hereafter be amended and/or ratified, whether or not such amendments and ratifications are referred to herein. All of the leases described in this Schedule 1.1(b) are or will be recorded in the real property records of the respective counties named herein.

Wells

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Graham 22	1	SW/4 Sec. 22, Blk. 36, T4N	Dawson	160	0.75000000	0.43660602	0.32745452	0.41649486	0.31237114

Mitchell 22	2	SE/4 Sec. 22, Blk. 36, T4N	Dawson	160	0.76000000			0.41801227	0.31768933

Donnell 264	1,2,3	Labor 1 & 10, League 264, Kent CSL	Dawson	274.12	0.75000000			0.24451515	0.18338636

Donnell 264	4	Labor 1 & 10, League 264, Kent CSL	Dawson	80	0.75000000	0.24073550	0.18055163	0.24451515	0.18338636

Sharla 263	1,3	Labor 5 & 6, League 263, Kent CSL	Dawson	194.12	0.75000000			0.24451515	0.18338636

Sharla 263	2	Labor 5 & 6, League 263, Kent CSL	Dawson	80	0.75000000	0.24007588	0.18005691	0.24451515	0.18338636

Barkowsky 48	1,2	E 192.4 ac of S/2 Sec 48, Blk 35-4N	Dawson	192.4	0.75000000			0.24900000	0.18675000

Clay 10	1	Labor 10, League 268, Kent CSL	Dawson	177.12	0.75000000			1.00000000	0.75000000

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Clay 14	1	Labor 14, League 268, Kent CSL	Dawson	177.12	0.75000000			1.00000000	0.75000000

Pepper 12	1	Labor 12, League 263, Kent CSL	Dawson	177.12	0.75000000			0.36740364	0.27555273

Hogue 3111	1	NW/4 of Sec. 31, Blk. 36, T4N	Dawson	160	0.78560471			1.00000000	0.78560471

Beam 12	1	Labor 12, League 262, BCSL	Dawson	177.12	0.75000000			1.00000000	0.75000000

Lishman 19	1	Labor 19, League 262, BCSL	Dawson	177.12	0.75000000			1.00000000	0.75000000

Hoelscher 35	1,2,3	S/216 ac of W/2 Sec 35, Blk 35-4S, T&P	Glasscock	216	0.75000000			0.31796614	0.23847461

Hoelscher 46	1,2,3,4	N/2 of Sec 46, Blk 35- 4S, T&P	Glasscock	240	0.75000000			0.22125000	0.16593750

Hoelscher 46 W	1,2	N/2 of Sec 46, Blk 35- 4S, T&P	Glasscock	80	0.75000000			0.22125000	0.16593750

Shrock 13	1,2	SE/4 Sec 13, Blk 37-4S	Glasscock	160	0.75000000	0.25777253	0.19332940	0.24826318	0.18619739

CH Ranch	1,2	E/2 Sec 28, Blk 34-3S	Glasscock	320	0.75000000	0.92222221	0.69166666	0.91527780	0.68645835

Stephanie 24	1	E/2 SE/4 Sec 24, Blk 33, T&P	Howard	74.5	0.75000000	0.22426535	0.16819901	0.21561436	0.16171077

Morrison 28A	1,2	W/2 SE/4 Sec 28, Blk 36-1S, T&P	Martin	80	0.75000000			0.32755917	0.24566938

Morrison 28B	1,2	E/2 SE/4 Sec 28, Blk 36-1S, T&P	Martin	80	0.75000000			0.32755917	0.24566938

Martin 40	1	W/2SE/4 Sec 40, Blk 36, T1N, T&P	Martin	80	0.75000000			0.50000000	0.37500000

Grisham 21	1	N/2SE/4 Sec 21, Blk 36, T1N, T&P	Martin	80	0.75000000			0.50000000	0.37500000

Stone 39	1	S/2SE/4 Sec 39, Blk 36, T1N, T&P	Martin	80	0.75000000			0.50000000	0.37500000

Strain 23	1	E/2SE/4 Sec 23, Blk 36, T1N, T&P	Martin	80	0.75000000			0.50000000	0.37500000

Cox 11 A	1	SE/4 Sec 11, Blk 36-3N, T&P	Martin	160	0.75500000			0.51122052	0.38597149

Barrett 10	2,4	Sec 10, Blk 36, T3N, T&P	Martin	320	0.75546786			0.32147816	0.24286642

Mims 2	1,2	Labor 2 League 260, Borden CSL	Martin	177.12	0.75000000			0.42748154	0.32061116

Wade Estate A3	1,2	Labor 3, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Wade Estate 260 No. 14	1	Labor 14, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Wade Estate 260 No. 15	1	Labor 15, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Wade Estate 260 No. 16	1	Labor 16, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Wade Estate 260 No. 17	1,2	Labor 17, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Wade Estate 260 No. 18	1,2	Labor 18, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Wade Estate 260 No. 18	2	Labor 18, League 260 Borden CSL	Martin	177.12	0.75000000	0.43023810	0.32267858	0.36740364	0.27555273

Wade Estate 260 No. 24	1	Labor 19, League 260 Borden CSL	Martin	177.12	0.75000000			0.36740364	0.27555273

Hall 252	1,2,5,6,19	SE 710.5 ac. of E/2 League 252, Ward CSL; S&E S 133 ac.	Martin	710.5	0.75000000			0.41053828	0.30790371

Hall 252	3,8,9,20	SE 710.5 ac. of E/2 League 252, Ward CSL; S&E S 133 ac.	Martin	710.5	0.75000000			0.40704209	0.30528157

Freeman 22	3,4	Labor 22, League 259, Borden CSL	Martin	177.12	0.75000000			0.41053828	0.30790371

Phillips 16	1,2	Labor 16, League 259, Borden CSL	Martin	190.2	0.75000000	0.22125000	0.16593750	0.21560151	0.16170113

Drum 23	1,2	Labor 23, League 259, Borden CSL	Martin	177.12	0.75000000			0.22125000	0.16593750

Hightower 20	1,2	Labor 20, League 259, Borden CSL	Martin	190.2	0.75000000			0.27375000	0.20531250

Hightower 21	1	Labor 21, League 259, Borden CSL	Martin	190.42	0.75000000	0.31312500	0.23484375	0.30720356	0.23040267

Hightower 21	2	Labor 21, League 259, Borden CSL	Martin	190.42	0.75000000	0.27375000	0.20531250	0.26857311	0.20142983

Simons 34	1,2	S/2 & NW/4 of SW/4 Sec 34, Blk 35-1N, T&P	Martin	120	0.75000000			0.24900000	0.18675000

Nance 19	1,4,6	N/2 & SE/4 Sec 19, Blk 36-3N, T&P	Martin	480	0.75000000	0.24213185	0.18159889	0.23890359	0.17917769

Farms 19	1,2	SW/4 Sec 19, Blk 36-3N, T&P	Martin	160	0.75000000	0.23651158	0.17738369	0.23335810	0.17501858

Vernon 20	1,2	NW/4 Sec 20, Blk 36-3N, T&P	Martin	160	0.75000000	0.24744831	0.18558623	0.24211714	0.18158786

Everts 20	1,2	SW/4 Sec 20, Blk 36-3N, T&P	Martin	160	0.75000000	0.24242324	0.18181743	0.23720048	0.17790036

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Schneider 252	1,2,3	708 ac of E part of League 252, A607, less 320 ac	Martin	308	0.75000000			0.22860793	0.17145595

Schneider 252	4	708 ac of E part of League 252, A607, less 320 ac	Martin	80	0.75000000	0.23503169	0.17627377	0.22860793	0.17145595

Robason 18	1,2	Labor 18, League 259, Borden CSL	Martin	177.12	0.75000000			0.24900000	0.18675000

Gaynelle 24	1,2	Labor 24, League 259, Borden CSL	Martin	177.12	0.75000000	0.25775297	0.19331473	0.24526266	0.18394700

Charlie 6	1,2	Labor 6, League 260, Borden CSL	Martin	180.56	0.75000000			0.24900000	0.18675000

Loftin 7	1,2	Labor 7, League 260, Borden CSL	Martin	180.56	0.75000000			0.24900000	0.18675000

Williams 6	1	W 168 ac in the N/2 of Sec 6, Blk 36-3N, T&P	Martin	168	0.75000000			0.24900000	0.18675000

Faye 26	1,2	SE/4 of Sec 26, Blk 36-1N, T&P	Martin	160	0.75000000			0.37209087	0.27906815

Mabee 23	1,3	N/120 ac NW/4 Sec 23, Blk 38-1S, T&P	Midland	120	0.75000000			0.36857477	0.27643108

Arnett 44	1,2,3,4	N/2 Sec 44, Blk Y, J.T. Mosely Survey	Reagan	280	0.79943550	0.29736647	0.23772532	0.29620493	0.23679674

Arnett 44	5	N/2 Sec 44, Blk Y, J.T. Mosely Survey	Reagan	40	0.79943550	0.48410361	0.38700961	0.29620493	0.23679674

Arnett 44 A	1,2	SE/4 Sec 44, Blk Y, J.T. Mosely Survey	Reagan	160	0.79425953	0.32024083	0.25435433	0.31898994	0.25336080

Arnett 44 B	1,2	SW/4 Sec 44, Blk Y, J.T. Mosely Survey	Reagan	160	0.79425953	0.56250000	0.44677099	0.43359376	0.34438598

Jameson 49	1	W/2 W/2 Sec 49, Blk Y, TC Ry Survey	Reagan	80	0.75000000			0.35799740	0.26849805

Jameson 49	2	W/2 W/2 Sec 49, Blk Y, TC Ry Survey	Reagan	80	0.75000000			0.36455989	0.27341992

Jameson 50	1,4,5	Sec 50, Blk Y, TC Ry Survey	Reagan	240	0.75160317			0.33732445	0.25353413

Jameson 50	2	Sec 50, Blk Y, TC Ry Survey	Reagan	80	0.75160317	0.56308121	0.42321362	0.38416014	0.28873598

Jameson 50	3,6	Sec 50, Blk Y, TC Ry Survey	Reagan	160	0.75160317	0.53819856	0.40451174	0.35069856	0.26358615

Jameson 50	7,8	Sec 50, Blk Y, TC Ry Survey	Reagan	160	0.75160317			0.33825701	0.25423504

Sadler 50.5	1,2	E/2 of Lot 4 Sec 50 1/2, PB Scott Surv.	Reagan	160	0.75781226			0.36455989	0.27626795

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Pettit 8 A	1	SW/4 Sec 8, Blk C	Reagan	80	0.75000000			0.36455989	0.27341992

Pettit 8 A	2	SW/4 Sec 8, Blk C	Reagan	80	0.75000000	0.37768490	0.28326368	0.36455989	0.27341992

Pettit 8	1	W/2 NW/4 Sec 8, Blk C, EL& RR Ry. Co.	Reagan	80	0.75000000			0.36455989	0.27341992

Pettit 14	1,2	S/2NE/4 & N/2SW/4 Sec 14, Blk L, TC Ry Co	Reagan	160	0.75000000			0.36455989	0.27341992

Thomas 9	1,2	NE/4 Sec 9, Blk D, D & W Ry. Survey	Reagan	160	0.75000000			1.00000000	0.75000000

Ringo Renna T - A-	1,2	NE/4 Sec 9, Blk D, L&SV RR Co Survey	Reagan	162.3	0.72500000			1.00000000	0.72500000

Ringo Renna T - B-	1,2	NE/4 Sec 8, Blk D, L&SV RR Co Survey	Reagan	162.1	0.72500000			1.00000000	0.72500000

McMasters		Sec 4, Blk A, EL&RR

Myrtle	1,2	RR Co. Survey	Reagan	311	0.72500000			0.91627840	0.66430184

McMasters		Sec 4, Blk A, EL&RR

Myrtle No.	4	RR Co. Survey	Reagan	160	0.72500001			0.13767517	0.09981450

Wells Ona	1,2,4	East 102 acres of Sec 10 & All of Sec 11, Blk O, TC RR Co. Survey	Reagan	164.2	0.72500000			0.91627840	0.66430184

Cook T E	1,2	348 acre tract out of the N/2 Section 9 & part of 10, Blk O, TC RR Co Survey	Reagan	348	0.72500000			0.88109726	0.63879551

Dusek	1,2,3,4,5,7,10	W/2 Sec 5, Blk 39-5S, T&P	Upton	240	0.75000000			0.37456266	0.28092200

Dusek	6,8	W/2 Sec 5, Blk 39-5S, T&P	Upton	80	0.75000000	0.38633461	0.28975096	0.37456340	0.28092255

Carlos 1	1,3	NW/4 Sec 1, Blk K, PT Irrig.	Upton	160	0.77500000			0.37456266	0.29028606

JRS Farms 24	1	NE/4 Sec 24, Blk 39-5S, T&P	Upton	40	0.77370880			0.37456266	0.28980243

JRS Farms 24	2	NE/4 Sec 24, Blk 39-5S, T&P	Upton	40	0.77370880			0.36285860	0.28074689

JRS Farms 24	3	NE/4 Sec 24, Blk 39-5S, T&P	Upton	40	0.77370880	0.39206340	0.30334290	0.37456266	0.28980243

JRS Farms 24	4	NE/4 Sec 24, Blk 39-5S, T&P	Upton	40	0.77370880	0.37562784	0.29062657	0.36285860	0.28074689

Crawford 46	1,2,3,4	SE/4 Sec 46, Blk 39-5S, T&P	Upton	160	0.75168789			0.27532911	0.20696156

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

XB Cox 20 “B”	1,2	N/2 NW/2 Sec 20, Blk B, CCSD&RGNG	Upton	80	0.75050000			0.35773443	0.26847969

XB Cox 20 “A”	1	NE/4 Sec 20, Blk B, CCSD&RGNG	Upton	160	0.75050000			0.35773443	0.26847969

Carlos 14	1,2,3	NW/4 & S/2 of Sec 14, Blk N, HE&WT	Upton	480	0.75000000			0.36455989	0.27341992

Dusek A	5,6,7,8	W/2 Sec 5, Blk 39-5S, T&P	Upton	160	0.75000000			0.26066314	0.19549736

Dusek A	1,2,3,4	W/2 Sec 5, Blk 39-5S, T&P	Upton	160	0.75000000	0.29602720	0.22202040	0.28377072	0.21282804

Shackelford 7	1,2,3,4,5,6,7,8 ,9,10	Sec 7, Blk 38-5S, T&P	Upton	640	0.75795811			0.36455989	0.27632113

Shackelford 7	11	Sec 7, Blk 38-5S, T&P	Upton	640	0.75795811	0.37768489	0.28626933	0.36455989	0.27632113

Shackelford 7	12	Sec 7, Blk 38-5S, T&P	Upton	640	0.75795811	0.37112224	0.28129511	0.36455989	0.27632113

Pembrook 20	1,2	S/2 of NW/4 Sec 20, Blk B, CCSD & RGNG RR Co.	Upton	80	0.75000000			0.24675760	0.18506820

JRS Farms 18A	1,2,5	Sec 18, Blk 38-5S, T&P	Upton	62.29	0.75000000	0.26660156	0.19995117	0.26523438	0.19892579

JRS Farms 18B	3,4,6,12	Sec 18, Blk 38-5S, T&P	Upton	342.58	0.75000000	0.61660156	0.46245117	0.40523436	0.30392577

JRS Farms 18C	9	Sec 18, Blk 38-5S, T&P	Upton	259.53	0.75000000	0.53320313	0.39990235	0.53046875	0.39785156

JRS Farms 24A	1,2,3,5	S/2 & NW/4 of Sec 24, Blk 39-5S, T&P	Upton	167.87	0.75000000	0.33906250	0.25429688	0.33123836	0.24842877

JRS Farms 24B	4,6,7	S/2 & NW/4 of Sec 24, Blk 39-5S, T&P	Upton	167.87	0.75000000	0.73906250	0.55429688	0.47123835	0.35342876

JRS Farms 24C	N/A	S/2 & NW/4 of Sec 24, Blk 39-5S, T&P	Upton	167.87	0.75000000	0.67812500	0.50859375	0.66247672	0.49685754

JRS Farms 30A	1,2,4	S/2 & NW/4 Sec 30, Blk 38-5S, T&P	Upton	110	0.75000000	0.32265625	0.24199219	0.31992188	0.23994141

JRS Farms 30B	3,5,6	S/2 & NW/4 Sec 30, Blk 38-5S, T&P	Upton	150	0.75000000	0.67265625	0.50449219	0.45992188	0.34494141

JRS Farms 30C	N/A	S/2 & NW/4 Sec 30, Blk 38-5S, T&P	Upton	220	0.75000000	0.64804690	0.48603518	0.64531250	0.48398438

Dusek 4	1,3,4,5,6,7,8,1 1,12	N/2 & SW/4 Sec 4, Blk 39-5S, T&P	Upton	480	0.75000000			0.24000000	0.18000000

Dusek 44	1,2,3,4,5,6,7,8,9	S/2 & NE/4 Sec 44, Blk 39-4S, T&P	Upton/Mi dland	480	0.75000000			0.24000000	0.18000000

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Dusek 45	1,2,3,4,5,6,7,8 ,9,10,11,13	N/2 & SW/4 Sec 45, Blk 39-4S, T&P	Upton/Mi dland	480	0.75000000			0.24000000	0.18000000

Mills 11	1,2	SW/4 Sec 11, Blk 40- 5S, T&P	Upton	160	0.75000000	0.93750000	0.70312500	0.89583334	0.67187501

JRS Farms 30	1,2,3,4	NE/4 Sec 30, Blk 38- 5S, T&P	Upton	164.78	0.75000000	0.73750000	0.55312500	0.72812500	0.54609375

JRS Farms 22	1,2,5,6,8	Sec 22, Blk 39, T-5-S, T&P	Upton	640	0.75000000	0.96875000	0.72656250	0.96178296	0.72133722

Linda 1	1,2	SW/4 Sec 1, Blk K, PT Irrig. Co. Survey	Upton	160	0.80000000			0.74000000	0.59200000

James 1	1	NW/4 Sec 1, Blk M, EL&RR	Upton	160	0.75000000			0.96000000	0.72000000

India 22	1,2	SW/4 Sec 22, Blk 38 T-5-S, T&P	Upton	160	0.75000000			0.96000000	0.72000000

Slater 23	1,2	N/2 of SW/4 & S/2 of NW/4 Sec 23, Blk 38, T-5-S, T&P	Upton	160	0.75000000			0.96000000	0.72000000

Hugh 27	1	SW/4 Sec 27, Blk 38, T-5-S, T&P	Upton	160	0.75000000			0.96000000	0.72000000

Jamison 40	1	NE/4 Sec 40, Blk 38, T-5-S, T&P	Upton	160	0.75000000			0.96000000	0.72000000

Adelle 45	1	SW/4 Sec 45, Blk 38, T-5-S, T&P	Upton	160	0.75000000			0.96000000	0.72000000

Lena Lee 41A	1,2	W/2NW/4 Sec 41, Blk 40, T5S, T&P	Upton	80	0.75000000	1.00000000	0.75000000	0.75000000	0.56250000

Elwood 16	1,3	N/2 & SW/4 Sec 16, Blk 39, T5S, T&P	Upton	480	0.75000000	0.86875000	0.65156250	0.86044458	0.64533344

Mary 18	2	Sec 18, Blk 39-5S, T&P	Upton	640	0.75000000	0.96875000	0.72656250	0.92321264	0.69240948

Neal 14	1	S/2 Sec 14, Blk 40-5S, T&P	Upton	320	0.75000000	0.90867115	0.68150336	0.83859347	0.62894510

Franklin 22	1	SW/4 & NE/4 Sec 22, Blk 40-5S, T&P	Upton	320	0.75000000	0.90867115	0.68150336	0.83859347	0.62894510

Raliff 28	1,2	Sec 28, Blk 39, T5S, T&P	Upton	640	0.75000000	0.88541667	0.66406250	0.75781250	0.56835938

Zain 26	1,2	Sec 26, Blk 39, T5S, T&P	Upton	640	0.75000000	0.88541667	0.66406250	0.75781250	0.56835938

Stroud B No. 2	JV New Drill	Martin	HBP	Surface to 9,150’	0.83369141	0.77146485	0.57859864

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Hale No. 2	JV New Drill	Martin	HBP	12,000	0.52406250	0.28342305	0.21256729

Hale No. 3	JV New Drill	Martin	HBP	12,000	0.52406250	0.49635738	0.37226804

Hale No. 4	JV New Drill	Martin	HBP	12,000	0.51406250	0.48657383	0.36493037

Beal Snyder A No. 2	JV New Drill	Martin	HBP	12,000	0.74885420	0.71326631	0.53494973

Beal Snyder A No. 3R	JV New Drill	Martin	HBP	12,000	0.68385420	0.65509131	0.49131848

Beal Snyder A No. 4	JV New Drill	Martin	HBP	12,000	0.68385420	0.65509131	0.49131848

Richards No. 2	JV New Drill	Martin	HBP	Base of the Strawn	0.38410705	0.36691877	0.31269185

Richards No. 3	JV New Drill	Martin	HBP	Base of the Strawn	0.38410705	0.36691877	0.31269185

Richards D No. 2	JV New Drill	Martin	HBP	Base of the Strawn	0.37112779	0.35740487	0.30458401

Richards No. 3	JV New Drill	Martin	HBP	Base of the Strawn	0.37112779	0.35740487	0.30458401

Hanks 2	JV New Drill	Midland	HBP	12,000	0.66050000	0.61902500	0.46426875

Powell No. 2	JV New Drill	Martin	HBP	12,000	0.67614583	0.64150403	0.51320322

Powell No. 3	JV New Drill	Martin	HBP	12,000	0.67614583	0.64150403	0.51320322

Powell No. 3	JV New Drill	Martin	HBP	12,000	0.67614583	0.34150403	0.27320322

Beulah Phillips No. 2	JV New Drill	Midland	HBP	N/A	0.46036458	0.43667669	0.33441296

Phillips A No. 2	JV New Drill	Midland	HBP	N/A	0.37802083	0.35154251	0.26932717

Bryant A No. 2	JV New Drill	Midland	HBP	7,318’ to 9,175’	0.37992188	0.34969629	0.26227222

Lease Name	Well No.	Legal Description	County	Gross Acreage	LEASE NRI	BPO WI	BPO NRI	APO WI	APO NRI

Brown No. 2	JV New Drill	Midland	HBP	N/A	0.61812500	0.58840156	0.46083126

Jackson No. 3	JV New Drill	Midland	HBP	12,000	0.50257813	0.47635475	0.35726606

Satterfield 3	JV New Drill	Midland	HBP	12,000	0.57550000	0.52236250	0.39177188

Donovan No. 2	JV New Drill	Midland	HBP	100’ Below bottom perf	0.28778906	0.26611597	0.23235295

Donovan A No. 4	JV New Drill	Midland	HBP	100’ Below bottom perf	0.47938672	0.43160103	0.37684237

Donovan A No. 2	JV New Drill	Midland	HBP	100’ Below bottom perf	0.37561172	0.33879853	0.29581403

Morgan A No. 2	JV New Drill	Upton	HBP	100’ Below bottom perf	0.38410705	0.36691877	0.31269185

Morgan A No. 3	JV New Drill	Upton	HBP	100’ Below bottom perf	0.31772684	0.31075809	0.26483116

Morgan A No. 4	JV New Drill	Upton	HBP	100’ Below bottom perf	0.31772684	0.31075809	0.26483116

Morgan C No. 2	JV New Drill	Upton	HBP	100’ Below bottom perf	0.37112779	0.35740487	0.30458401

Morgan C No. 3	JV New Drill	Upton	HBP	100’ Below bottom perf	0.31509340	0.31509340	0.26852575

Morgan C No. 4	JV New Drill	Upton	HBP	100’ Below bottom perf	0.31509340	0.31509340	0.26852575

Development Drilling Program I

Tract 1 – West Half (W/2) of Section 5, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Dippel Venture Capital Corporation
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 874 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Deanna Dippel Alfred
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 878 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Evelyn Anne Knolle McCulloch
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Lavern G. Miller
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 886 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Emmett Lee Pophanken and wife, Faye Wilma Pophanken
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 889 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Arthur C. Miller, Jr.
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 892 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Robert F. Miller, Jr.
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 895 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Hubert B. Hunt, Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 001 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Helen Lucile Sample
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 004 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Wayne Leroy Strickler
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 007 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Susan Zeiss Holiman
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 011 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	John L. Zeiss
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 014 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Woodfin G. Zeiss
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 017 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Robert Beach Seyms
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 020 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Carolyn Seyms Bray
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 023 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Patricia Seyms Vickerman
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 026 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Don Crum
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 029 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Richard Crum
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 033 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	David Crum
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 037 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Thomas Eugene Miller
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 803 Page 626 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	William T. Youens, Jr., Individually and as Independent Executor of the Estate
of Lillie Belle Pophanken, dec’d
LESSEE:	Charles R. Qualia
LEASE DATE:	May 15, 2008
RECORDING:	Volume 803 Page 630 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Caroline W. Zeiss
LESSEE:	Charles R. Qualia
LEASE DATE:	August 1, 2008
RECORDING:	Volume 805 Page 557 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Pearl M. Skaggs et al
LESSEE:	Roy Parker
LEASE DATE:	April 22, 1955
RECORDING:	Volume 228 Page 105 of the Official Public Records of Upton County, Texas
Volume 231 Page 307 of the Official Public Records of Midland County, Texas
DESCRIPTION:	W/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers 50% of those rights from the interval of 7,429’ to the base of Spraberry-Dean formation; and said lease covers 50% of those rights from the base of the Spraberry-Dean formation to 100’ below the base of the Strawn formation; and said lease covers 25% of those rights from 100’ below base of Strawn formation to the center of the earth.
(As noted in the Term Assignments above)

Tract 2 – Northeast Quarter (NE/4) Section 24, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	January 26, 2009
RECORDING:	Volume 815 Page 330 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 11, 2009
RECORDING:	Volume 816 Page 68 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 11, 2009
RECORDING:	Volume 815 Page 340 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 11, 2009
RECORDING:	Volume 815 Page 338 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 11, 2009
RECORDING:	Volume 815 Page 323 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 11, 2009
RECORDING:	Volume 815 Page 342 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ravco Properties. Inc.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	February 4, 2009
RECORDING:	Volume 815 Page 332 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	R.H. Venable Properties, Ltd.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	February 4, 2009
RECORDING:	Volume 815 Page 335 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 10, 2009
RECORDING:	Volume 818 Page 884 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 12, 2009
RECORDING:	Volume 815 Page 328 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Patricia Hoffman Clark Trust U/A; Bank of America N.A., Trustee
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 5, 2009
RECORDING:	Volume 816 Page 219 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Martha Ann Cogdell Hospital Trust; JPMorgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 25, 2009
RECORDING:	Volume 816 Page 70 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	N.S. Marrow, Individually and as Executor of Estate of Dorothy H. Marrow
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 11, 2009
RECORDING:	Volume 817 Page 34 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Moore-Burrow, LTD
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 13, 2009
RECORDING:	Volume 818 Page 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	The Worsham Family, L.P.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 13, 2009
RECORDING:	Volume 817 Page 50 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust; JPMorgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 25, 2009
RECORDING:	Volume 817 Page 40 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 12, 2009
RECORDING:	Volume 817 Page 36 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Texas Wesleyan University
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	February 26, 2009
RECORDING:	Volume 818 Page 880 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Rebecca Britton
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 5, 2009
RECORDING:	Volume 819 Page 761 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ann Venable Rogers
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 24, 2009
RECORDING:	Volume 819 Page 574 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 24, 2009
RECORDING:	Volume 819 Page 571 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 10, 2009
RECORDING:	Volume 819 Page 577 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 10, 2009
RECORDING:	Volume 819 Page 567 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 10, 2009
RECORDING:	Volume 819 Page 569 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorchester Minerals, LP
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 17, 2009
RECORDING:	Volume 819 Page 798 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 12, 2009
RECORDING:	Volume 820 Page 425 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 2, 2009
RECORDING:	Volume 820 Page 493 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	November 20, 2009
RECORDING:	Volume 824 Page 681 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	George Atkins
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	November 23, 2009
RECORDING:	Volume 824 Page 683 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	November 20, 2009
RECORDING:	Volume 824 Page 685 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	December 1, 2009
RECORDING:	Volume 826 Page 457 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lualice Ann Dixon Hoffman
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	November 30, 2009
RECORDING:	Volume 824 Page 679 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Worsham Family, LP
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 13, 2009
RECORDING:	Volume 817 Page 50 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume 866 Page 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2009
RECORDING:	Volume 866 Page 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 3 – Northwest Quarter (NW/4) Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

Leases:

LESSOR:	Carlos Dusek
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 13, 2009
RECORDING:	Volume 819 Page 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

LESSOR:	Sandra S. Christian and R.A. Stevenson, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2009
RECORDING:	Volume 820 Page 7 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

LESSOR:	Thomas A. Gilstrap, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 22, 2009
RECORDING:	Volume: 819 Page: 565 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

LESSOR:	Julia Payne Lardon
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 22, 2009
RECORDING:	Volume: 819 Page: 874 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Payne
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 29, 2009
RECORDING:	Volume: 819 Page: 563 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

LESSOR:	Amanda Payne Gotto
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2009
RECORDING:	Volume: 819 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

Development Drilling Program II

Tract 1 – Southwest Quarter (SW/4) Section 46, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	Pevehouse, Inc.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 2, 2009
RECORDING:	Volume: 815 Page: 325 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	LMAM Partnership, LTD., C/O Rita Pat Harrell
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 31, 2009
RECORDING:	Volume: 816 Page: 66 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Trinity University
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	June 8, 2009
RECORDING:	Volume: 818 Page: 243 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James E. Thorpe
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	June 19, 2009
RECORDING:	Volume: 818 Page: 873 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John Homer Rankin
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 23, 2009
RECORDING:	Volume: 818 Page: 875 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Priest Family First Limited Partnership
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	June 19, 2009
RECORDING:	Volume: 818 Page: 878 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Robert Pollard
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 817 Page: 38 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Guy P Hall, Attorney- In- Fact for Mignon Pearson
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 817 Page: 48 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Herd Partners, Ltd.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 9, 2009
RECORDING:	Volume: 817 Page: 52 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ralph H. Daugherty
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 30, 2009
RECORDING:	Volume: 817 Page: 46 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Patricia Ann St. Clair
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 815 Page: 319 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sammie Jo Burleson Lane
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 815 Page: 317 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Primitive Petroleum
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 25, 2009
RECORDING:	Volume: 815 Page: 321 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Tomie S. Holmes
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 819 Page: 741 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Rankin Williams
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 2, 2009
RECORDING:	Volume: 819 Page: 743 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Jane Daugherty Kemp
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 30, 2009
RECORDING:	Volume: 819 Page: 739 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Bishop-Windham Family Limited Partnership
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 4, 2009
RECORDING:	Volume: 819 Page: 746 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Fairway Oil & Gas Company
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	June 26, 2009
RECORDING:	Volume: 820 Page: 194 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	LMCM Partnership, LTD.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	April 28, 2009
RECORDING:	Volume: 820 Page: 427 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nathan D. Webb, Jr.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 31, 2009
RECORDING:	Volume: 826 Page: 461 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sam A. Webb
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 31, 2009
RECORDING:	Volume: 826 Page: 459 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William L. Vinson
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 31, 2009
RECORDING:	Volume: 826 Page: 465 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gena Inmon
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 31, 2009
RECORDING:	Volume: 826 Page: 453 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Leslie Vinson
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 31, 2009
RECORDING:	Volume: 826 Page: 463 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Marc Vinson
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 31, 2009
RECORDING:	Volume: 826 Page: 455 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Waikiki Partners, LP
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	July 1, 2010
RECORDING:	Volume: 840 Page: 787 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Courtney Holt Cowden, Jr.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	February 4, 2010
RECORDING:	Volume: 827 Page: 644 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Saratoga Royalty, LP
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	February 16, 2010
RECORDING:	Volume: 840 Page: 789 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	The Estate of Ernest Closuit, Jr. and Jeanne Closuit Long
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	August 1, 2009
RECORDING:	Volume: 821 Page: 301 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 46, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 2 – Northeast Quarter (NE/4) Section 20, Block B, Abst. 610, CCSD & RGNG Ry. Co. Survey, Upton County, Texas

Leases:
LESSOR:	X.B. Cox, Jr. and wife, Melba W. Cox
LESSEE:	Murphy Minerals Corporation
LEASE DATE:	May 3, 1974
RECORDING:	Volume: 418 Page: 543 of the Official Public Records of Upton County, Texas
DESCRIPTION:

NE/4 Section 20, Block B, Abst. 610, CCSD & RGNG Ry. Co. Survey, Upton County, Texas

INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn Formation only.

Tract 3 – North Half (N/2) of Northwest Quarter (NW/4) Section 20, Block B, Abst. 610, CCSD & RGNG Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	X.B. Cox, Jr. and wife, Melba W. Cox
LESSEE:	Murphy Minerals Corporation
LEASE DATE:	May 3, 1974
RECORDING:	Volume: 418 Page: 543 of the Official Public Records of Upton County, Texas
DESCRIPTION:

N/2 of NW/4 Section 20, Block B, Abst. 610, CCSD & RGNG Ry. Co. Survey, Upton County, Texas

INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn Formation only.

Development Drilling Program III

Tract 1 – Northwest Quarter (NW/4) Section 8, Block C, EL&RR Ry. Co. Survey, and the Northeast Quarter (NE/4) & Southwest Quarter (SW/4) Section 14, Block L, TC Ry. Co. Survey, Reagan County, Texas

Leases:

LESSOR:	Nina Gayle Michum
LESSEE:	William A. Chalfant
LEASE DATE:	June 4, 2008
RECORDING:	Volume: 97 Page: 345 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 and SW/4 of Section 14, Block L, TC Ry. Co. Survey; and the NW/4 of Section 8, Block C, EL&RR Ry. Co. Survey; both in Reagan County, Texas

LESSOR:	Edith Marie Plott
LESSEE:	William A. Chalfant
LEASE DATE:	June 4, 2008
RECORDING:	Volume: 97 Page: 348 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 and SW/4 of Section 14, Block L, TC Ry. Co. Survey; and the NW/4 of Section 8, Block C, EL&RR Ry. Co. Survey; both in Reagan County, Texas

LESSOR:	Japson and Dorothy Pettit Corporation
LESSEE:	William A. Chalfant
LEASE DATE:	June 4, 2008
RECORDING:	Volume: 97 Page: 351 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 and SW/4 of Section 14, Block L, TC Ry. Co. Survey; and the NW/4 of Section 8, Block C, EL&RR Ry. Co. Survey; both in Reagan County, Texas

LESSOR:	J. P. Pettit
LESSEE:	William A. Chalfant
LEASE DATE:	June 4, 2008
RECORDING:	Volume: 100 Page: 230 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 and SW/4 of Section 14, Block L, TC Ry. Co. Survey; and the NW/4 of Section 8, Block C, EL&RR Ry. Co. Survey; both in Reagan County, Texas

Tract 2 – South Half (S/2) and Northwest Quarter (NW/4) Section 14, Block N, HE&WT Ry. Co. Survey, Abstract 660, Upton County, Texas

Leases:

LESSOR:	J. C. Wynne and wife, Mrs. J. C. Wynne; W. Fritz and wife, Adeline C. Fritz, and Staley-Wynne Oil Corporation
LESSEE:	J. L. Lamkin
LEASE DATE:	August 12, 1943
RECORDING:	Volume: 63 Page: 456 of the Official Public Records of Upton County, Texas
DESCRIPTION:

Sections 14 & 16, Block N, HE&WT RR Co. Survey, Upton County, Texas

INSOFAR AND ONLY INSOFAR as said lease covers only those lands identified as Tract 2; and only those rights from the surface to 9,400’.

LESSOR:	Tarlton Morrow, C. I. Francis, Harry C. Weeks, R.E.L. Batts, Mary Batts Aldredge (joined pro forma by her husband Sawnie R. Aldredge) Individually and as Trustee for R.E.L. Batts, Jr., Robert Batts Tobin, Mary Lynn Aldredge, Margaret Batts Tobin (joined pro forma by her husband Edgar Tobin), Margaret Batts Duncan (joined pro forma by her husband Donald C. Duncan), and Sawnie R. Aldredge, JR.
LESSEE:	J. L. Lamkin
LEASE DATE:	August 12, 1943
RECORDING:	Volume: 63 Page: 486 of the Official Public Records of Upton County, Texas
DESCRIPTION:

Sections 14 & 16, Block N, HE&WT RR Co. Survey, Upton County, Texas

INSOFAR AND ONLY INSOFAR as said lease covers only those lands identified as Tract 2; and only those rights from the surface to 9,400’.

Development Drilling Program IV

Tract 1 – East Half (E/2) of Section 5, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Dippel Venture Capital Corporation
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 874 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Deanna Dippel Alfred
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 878 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Evelyn Anne Knolle McCulloch
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Lavern G. Miller
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 886 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Emmett Lee Pophanken and wife, Faye Wilma Pophanken
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 889 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Arthur C. Miller, Jr.
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 892 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Robert F. Miller, Jr.
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 801 Page 895 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Hubert B. Hunt, Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 001 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Helen Lucile Sample
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 004 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Wayne Leroy Strickler
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 007 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Susan Zeiss Holiman
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 011 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	John L. Zeiss
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 014 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Woodfin G. Zeiss
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 017 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Robert Beach Seyms
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 020 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Carolyn Seyms Bray
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 023 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Patricia Seyms Vickerman
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 026 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Don Crum
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 029 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Richard Crum
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 033 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	David Crum
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 802 Page 037 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Thomas Eugene Miller
LESSEE:	Charles R. Qualia
LEASE DATE:	March 15, 2008
RECORDING:	Volume 803 Page 626 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	William T. Youens, Jr., Individually and as Independent Executor of the Estate of Lillie Belle Pophanken, dec’d
LESSEE:	Charles R. Qualia
LEASE DATE:	May 15, 2008
RECORDING:	Volume 803 Page 630 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Caroline W. Zeiss
LESSEE:	Charles R. Qualia
LEASE DATE:	August 1, 2008
RECORDING:	Volume 805 Page 557 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas
INSOFAR AND ONLY INSOFAR as said lease covers rights from the surface to 100’ below the base of the Strawn formation only.

LESSOR:	Pearl M. Skaggs et al
LESSEE:	Roy Parker
LEASE DATE:	April 22, 1955
RECORDING:	Volume 228 Page 105 of the Official Public Records of Upton County, Texas
Volume 231 Page 307 of the Official Public Records of Midland County, Texas
DESCRIPTION:	E/2 of Section 5, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas

INSOFAR AND ONLY INSOFAR as said lease covers 50% of those rights from the interval of 7,429’ to the base of Spraberry-Dean formation; and said lease covers 50% of those rights from the base of the Spraberry-Dean formation to 100’ below the base of the Strawn formation; and said lease covers 25% of those rights from 100’ below base of Strawn formation to the center of the earth.

(As noted in the Term Assignments above)

Premier Prospect

Tract 1 – Southeast Quarter (SE/4) Section 28, Block 36, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Noble Royalties, Inc. d/b/a Brown Drake Royalties
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 27, 2009
RECORDING:	Volume: 270 Page: 795 of the Official Public Records of Martin County, Texas
DESCRIPTION:	E/2 of SE/4 of Section 28, Block 36, T-1-S, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Windom Royalties, LLC
LESSEE:	Mack T. Resources, LP
LEASE DATE:	April 27, 2009
RECORDING:	Volume: 249 Page: 453 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 28, Block 36, T-1-S, T&P RR Co. Survey, Martin County, Texas

LESSOR:	TAS Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 7, 2010
RECORDING:	Volume: 270 Page: 515 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of SE/4 of Section 28, Block 36, T-1-S, T&P RR Co. Survey, Martin County, Texas

Tract 2 – Section 10, Block 36, T-3-N, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Mary Ann Shelton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 3, 2010
RECORDING:	Volume: 267 Page: 155 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Eugenia Benson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 3, 2010
RECORDING:	Volume: 267 Page: 157 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Carl P. Rogers, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 8, 2010
RECORDING:	Volume: 267 Page: 586 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Frederick Douglas McMurry
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 20, 2010
RECORDING:	Volume: 268 Page: 28 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Frederick Douglas McMurry, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 268 Page: 391 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Mary Sue Ray
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 268 Page: 394 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Carol Ann Patterson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 268 Page: 397 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Betty Lynne Dickerson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 269 Page: 59 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Elizabeth Gene Henderson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 5, 2010
RECORDING:	Volume: 269 Page: 62 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Hurshell K. Brown, Jr., Trustee of the Lone Tree Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 268 Page: 388 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Mildred Wallace Hammock
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 268 Page: 382 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Richard K. Wallace
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2010
RECORDING:	Volume: 268 Page: 385 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	St. Andrews Presbyterian Church
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2010
RECORDING:	Volume: 271 Page: 647 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

LESSOR:	Ray R. Barrett, Jr. and Lila B. Compton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2010
RECORDING:	Volume: 271 Page: 544 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Section 10, Block 36, T-3-N, T&P RR Co. Survey Martin County, Texas

Tract 3 – Southeast Quarter (SE/4) Section 11, Block 36, T-3-N, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Jerry Lynn Cox
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 75 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Marva Francis Cox
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 80 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Susan McRostie
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 86 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Billy W. Davenport
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 89 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jaune Ann Ireton
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 92 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Betty L. Thomas Revocable Living Trust
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 95 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kyle Matthew Thomas
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 98 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Francis Pauline Owens
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 101 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sally Ruth Robertson
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 104 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Migdon Cox, Trustee of the Carl Cox and Migdon Cox Revocable Living Trust
LESSEE:	Clear Water, Inc.
LEASE DATE:	April 18, 2005
RECORDING:	Volume: 168 Page: 107 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	PlainsCaptial Bank as Trustee of the Cordelia Cox Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 12, 2010
RECORDING:	Volume: 271 Page: 728 of the Official Public Records of Martin County, Texas
DESCRIPTION:	NW/4 and SE/4 of Section 11, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

Tract 4: Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Randy Drum, Estate of Gaynelle Drum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 273, Page: 502 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Iris Wade Jones
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 273, Page: 504 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 11, 2010
RECORDING:	Volume: 273 Page: 517 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 11, 2010
RECORDING:	Volume: 273 Page: 520 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Elnora Phillips
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 273 Page: 506 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 11, 2010
RECORDING:	Volume: 273, Page: 514 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Brenton Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 273, Page: 510 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Steven Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 273, Page: 512 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Venita Wade Loftin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 273 Page: 508 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labors 3, 14, 15, 16, 17, 18, 24, League 260, Borden County School Lands, Martin County, Texas

Tract 5: Labor 2, League 260, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Diane Wemple Lorusso
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	August 14, 2010
RECORDING:	Volume: 280, Page: 538 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Allen A. Wemple, Jr.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	June 14, 2010
RECORDING:	Volume: 279, Page: 741 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Hugh Corrigan, IV, signed by POA William E. Corrigan, for Hugh Corrigon, IV
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	July 1, 2010
RECORDING:	Volume: 279, Page: 35 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Susan Courtney
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	June 14, 2010
RECORDING:	Volume: 276, Page: 276 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Eleanor Christie Corrigan, Trustee of the CEC Trust of F/B/O Eleanor Christie Corrigan
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 269, Page: 644 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	James Patrick Corrigan, Jr., Trustee of the CEC Trust of F/B/O James Patrick Corrigan, Jr.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 265, Page: 252 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Edith Wemple Avery
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 467 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Lucille Wemple
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 22, 2009
RECORDING:	Volume: 263, Page: 294 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Evelyn Wemple Allen
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 296 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Fred W. Wemple
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 292 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	W. Scott Wemple
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 28, 2009
RECORDING:	Volume: 265, Page: 260 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Patsy Hinchey Family Limited Partnership
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 263, Page: 460 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Sevenways Minerals, Ltd.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 263, Page: 272 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Yeager Resources, Ltd.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 263, Page: 278 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Henke Petroleum Corporation
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 30, 2009
RECORDING:	Volume: 263, Page: 307 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Gerald Fitz-Gerald, Jr., Trustee of the Gerald Fitz-Gerald Trust
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	March 26, 2010
RECORDING:	Volume: 269, Page: 824 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	The Redlands Royalty Co., LLC
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 21, 2009
RECORDING:	Volume: 263, Page: 300 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Margaret J. Mims Hill
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 298 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	James W. Mims
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 290 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Pat Corrigan Trust, Pat Corrigan Trustee
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 265, Page: 255 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Hugh Daniels Corrigan, Trustee of the CEC of F/B/O Hugh Daniels Corrigan
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 265, Page: 249 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Self Children Revocable Management Trust, Bank of America, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 281, Page: 433 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Hugh Corrigan, IV Trustee of the CEC Trust of F/B/O Hugh Corrigan, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2010
RECORDING:	Volume: 282, Page: 326 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Hugh Corrigan, III Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2010
RECORDING:	Volume: 282, Page: 50 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Mary Collins Goodner
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 22, 2010
RECORDING:	Volume: 279, Page: 328 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Patrick Edward Corrigan, Trustee of the CEC Trust of F/B/O Patrick Edward Corrigan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 27, 2010
RECORDING:	Volume: 280, Page: 278 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Patrick Edward Corrigan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2010
RECORDING:	Volume: 268, Page: 632 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Acieteros, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 272 Page: 366 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	James Kenneth Francis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 272 Page: 364 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Emma Kathryn Francis Light Trust, Allan Light, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 275 Page: 742 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Janelle Francis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 279 Page: 41 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Sue Ann Francis Balmer
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 279, Page: 39 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

LESSOR:	Wells Fargo Bank, NA Trustee
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 14, 2009
RECORDING:	Volume 263 Page 267 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 2, League 260, Borden County School Lands, Martin County, Texas

Tract 6: Labor 12, League 263, Kent County School Lands, Dawson & Martin Counties, Texas

Leases:

LESSOR:	Helen L. Callaway
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 11, 2008
RECORDING:	Volume: 232, Page: 391 of the Official Public Records of Martin County, Texas
Volume: 607, Page: 161 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

LESSOR:	Joan Riker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 11, 2008
RECORDING:	Volume: 232, Page: 393 of the Official Public Records of Martin County, Texas
Volume: 607, Page: 163 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

LESSOR:	David L. Riker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 11, 2008
RECORDING:	Volume: 232, Page: 395 of the Official Public Records of Martin County, Texas
Volume: 607, Page: 165 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

LESSOR:	Jayne Riker O’Rear
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 11, 2008
RECORDING:	Volume: 232, Page: 397 of the Official Public Records of Martin County, Texas
Volume: 607, Page: 167 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

LESSOR:	Mike Crumley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 28, 2008
RECORDING:	Volume: 237, Page: 282 of the Official Public Records of Martin County, Texas
Volume: 611, Page: 73 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

LESSOR:	Trevor Stokes, Guardian of Tim Stokes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 28, 2008
RECORDING:	Volume: 241, Page: 328 of the Official Public Records of Martin County, Texas
Volume: 613, Page: 857 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

LESSOR:	Pat Webb
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 28, 2008
RECORDING:	Volume: 241, Page: 330 of the Official Public Records of Martin County, Texas
Volume: 613, Page: 859 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	Labor 12, League 263, Kent County School Lands, Martin & Dawson Counties, Texas

Tract 7: Southeast Quarter (SE/4) Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Leases:

LESSOR:	Earnestine Madding
LESSEE:	Austen S. Campbell
LEASE DATE:	April 19, 2010
RECORDING:	Volume: 634, Page: 782 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	SE/4 Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Lorene Lavon Tuckness
LESSEE:	Austen S. Campbell
LEASE DATE:	April 19, 2010
RECORDING:	Volume: 634, Page: 784 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	SE/4 Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Bob Mitchell
LESSEE:	Austen S. Campbell
LEASE DATE:	April 19, 2010
RECORDING:	Volume: 634, Page: 783 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	SE/4 Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Tract 8: Southwest Quarter (SW/4) Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Leases:

LESSOR:	Sharon Graham and husband, Roy Graham
LESSEE:	Austen S. Campbell
LEASE DATE:	March 12, 2010
RECORDING:	Volume: 632, Page: 710 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	SW/4 Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Angie Elam
LESSEE:	Austen S. Campbell
LEASE DATE:	March 12, 2010
RECORDING:	Volume: 632, Page: 706 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	SW/4 Section 22, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Keystone Prospect

Tract 1 – Section 7, Block 38, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	Lowe Royalty Partners, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 827 Page: 371 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Barbara S. Seidlitz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 396 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Susan S. Kanaga
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 398 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jill S. Hall
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 400 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John H. Shackelford, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 406 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Martha F. Shackelford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 408 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William H. Shackelford, III, Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 404 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisabeth S. Metzler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 832 Page: 176 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lucy H. Shackelford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 830 Page: 481 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John H. Shackelford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 394 (Memo) of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William H. Shackelford, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 829 Page: 410 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Virginia C. Shackelford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 829 Page: 392 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gwendolyn N. Shackelford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 829 Page: 402 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Constance A. Lowe
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 832 Page: 178 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Victoria J. Lowe
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 832 Page: 371 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	McAlpin Minerals Partnership, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 2, 2010
RECORDING:	Volume: 830 Page: 485 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Tim H. Murphrey
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2010
RECORDING:	Volume: 829 Page: 422 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Shillingburg Family Trust, by John E. Shillingburg, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 13, 2010
RECORDING:	Volume: 829 Page: 424 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Don C. Dennis in his capacity as Independent Executor of the Estate of J. M. (Joe) Dennis, Jr. and as Independent Executor of the Estate of Allah May (Kay) Dennis.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 831 Page: 857 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorchester Minerals, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 8, 2010
RECORDING:	Volume: 829 Page: 447 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William Marsh Rice University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 16, 2010
RECORDING:	Volume: 833 Page: 420 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jane R. Lancaster
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 4, 2010
RECORDING:	Volume: 829 Page: 416 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James I. Riddle, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 30, 2009
RECORDING:	Volume: 829 Page: 418 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	McAdoo Enterprises
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 3, 2009
RECORDING:	Volume: 829 Page: 444 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Doris J. Meister
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2010
RECORDING:	Volume: 831 Page: 863 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Barbara M. Greer
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 22, 2009
RECORDING:	Volume: 829 Page: 430 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Alan I Ritter, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 17, 2009
RECORDING:	Volume: 829 Page: 438 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	David J. Ritter, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 17, 2009
RECORDING:	Volume: 829 Page: 440 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ritter Family Fund, by Toby G. Ritter, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 17, 2009
RECORDING:	Volume: 829 Page: 436 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Weisman Family Fund, by Frances R. Weisman, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 17, 2009
RECORDING:	Volume: 829 Page: 432 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Saratoga Royalty, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 15, 2009
RECORDING:	Volume: 829 Page: 420 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Adele McAlpin Petty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 16, 2009
RECORDING:	Volume: 829 Page: 442 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Mildred Brown McAlpin Miller
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 27, 2010
RECORDING:	Volume: 830 Page: 483 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Monya S. Cunningham
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 29, 2009
RECORDING:	Volume: 829 Page: 426 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Baylor College of Medicine, c/o JPMorgan Chase Bank, N.A.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 18, 2010
RECORDING:	Volume: 837 Page: 432 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John H. Shackelford, Trust, created under written Trust Agreement dated October 23, 1990, John H. Shackelford, as Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 837 Page: 424 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William H. Shackelford, III, Trust, created under written Trust Agreement dated June 30, 2000, William H. Shackelford, III as Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 5, 2010
RECORDING:	Volume: 837 Page: 426 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Cunningham Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 22, 2009
RECORDING:	Volume: 829 Page: 434 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Judy Walzer
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 9, 2010
RECORDING:	Volume: 836 Page: 691 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 16, 2010
RECORDING:	Volume: 841 Page: 91 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Thomas B. Reynolds
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 9, 2010
RECORDING:	Volume: 829 Page: 414 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Maurie Reynolds Irrevocable Trust, JPMorgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 830 Page: 479 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	R. F. Bailey
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2010
RECORDING:	Volume: 831 Page: 868 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Pecos Bend Royalties, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2010
RECORDING:	Volume: 831 Page: 865 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	White Star Energy, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2010
RECORDING:	Volume: 829 Page: 412 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jackie Lynn Reese
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 7, 2010
RECORDING:	Volume: 829 Page: 428 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dan P. Black
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 15, 2010
RECORDING:	Volume: 833 Page: 368 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John D. Shilllingburg
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2010
RECORDING:	Volume: 846 Page: 260 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Susan Morris
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2010
RECORDING:	Volume: 847 Page: 335 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Cathy Lynn Cunningham McCollum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 7, 2010
RECORDING:	Volume: 847 Page: 333 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Gail Cunningham Tomerlin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 9, 2010
RECORDING:	Volume: 847 Page: 337 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jon W. House, et ux
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 29, 2010
RECORDING:	Volume: 851 Page: 17 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	PlainsCapital Bank, Trustee of the Jon W. House Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 28, 2011
RECORDING:	Volume: 852 Page: 58 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 7, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 2: North Half (N/2) of Section 44, Block Y, J.T. Mosely Survey, Reagan County, Texas

Leases:

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 22 Page: 640 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/2 of the NW/4 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 26, 1940
RECORDING:	Volume: 22 Page: 637 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/2 of the NW/4 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Arlisse Elliott and husband J. S. Elliott
LESSEE:	John W. Emch
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 22 Page: 605 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/2 of the NW/4 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Saratoga Royalty Corporation
LESSEE:	Charles R. Qualia
LEASE DATE:	November 26, 2007
RECORDING:	Volume: 91 Page: 387 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Woods Family Living Trust, Pat M. Woods, Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	November 15, 2007
RECORDING:	Volume: 91Page: 384 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	William H. Arnett, II
LESSEE:	Charles R. Qualia
LEASE DATE:	July 24, 2010
RECORDING:	Volume: 121 Page: 82 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Beverly M. Woollett and Paul R. Woollett, Trustees of the Beverly M. Woollett Family Trust dated April 30, 2007
LESSEE:	Charles R. Qualia
LEASE DATE:	November 15, 2007
RECORDING:	Volume: 91 Page: 381 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	George M. DeVore, Individually and as sole Trustee of the trust established under the Last Will & Testament of Grace H. DeVore, deceased
LESSEE:	Charles R. Qualia
LEASE DATE:	November 1, 2007
RECORDING:	Volume: 91 Page: 378 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Courtney Holt Cowden, Jr.
LESSEE:	Charles R. Qualia
LEASE DATE:	December 28, 2009
RECORDING:	Volume: 114 Page: 1 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Ashley Elizabeth Baxter, IND and as Independent Administrator of the Estate of Kelly H. Baxter, deceased
LESSEE:	Charles R. Qualia
LEASE DATE:	December 20, 2009
RECORDING:	Volume: 114 Page: 4 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Deborah Brown Grissen, Carolyn Brown Winston, and Marshall Evans Brown, IND and as Co-executors of the Estate of Wilbur Carr Brown
LESSEE:	Charles R. Qualia
LEASE DATE:	January 11, 2010
RECORDING:	Volume: 114 Page: 541 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Harry S. Moss Heart Trust under will, Bank of America, N.A., Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 557 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Brown Royalties
LESSEE:	Charles R. Qualia
LEASE DATE:	January 11, 2010
RECORDING:	Volume: 114 Page: 549 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Susanna R. Hegeman Trust under will FBO Francis M. Ryburn, IV & Eleanor Mills Ryburn, Frank S. Ryburn, Trustees
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 563 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Frank S. Ryburn
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 569 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Janet Kay Baxter
LESSEE:	Charles R. Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Volume: 120 Page: 72 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	N/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

Tract 3: South Half (S/2) of Section 44, Block Y, J.T. Mosely Survey, Reagan County, Texas

Leases:

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 22 Page: 640 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 26, 1940
RECORDING:	Volume: 22 Page: 637 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Saratoga Royalty Corporation
LESSEE:	Charles R. Qualia
LEASE DATE:	November 26, 2007
RECORDING:	Volume: 91 Page: 387 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Woods Family Living Trust, Pat M. Woods, Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	November 15, 2007
RECORDING:	Volume: 91Page: 384 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	William H. Arnett, II
LESSEE:	Charles R. Qualia
LEASE DATE:	July 24, 2010
RECORDING:	Volume: 121 Page: 82 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Beverly M. Woollett and Paul R. Woollett, Trustees of the Beverly M. Woollett Family Trust dated April 30, 2007
LESSEE:	Charles R. Qualia
LEASE DATE:	November 15, 2007
RECORDING:	Volume: 91 Page: 381 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	George M. DeVore, Individually and as sole Trustee of the trust established under the Last Will & Testament of Grace H. DeVore, deceased
LESSEE:	Charles R. Qualia
LEASE DATE:	November 1, 2007
RECORDING:	Volume: 91 Page: 378 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Courtney Holt Cowden, Jr.
LESSEE:	Charles R. Qualia
LEASE DATE:	December 28, 2009
RECORDING:	Volume: 114 Page: 1 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Ashley Elizabeth Baxter, IND and as Independent Administrator of the Estate of Kelly H. Baxter, deceased
LESSEE:	Charles R. Qualia
LEASE DATE:	December 20, 2009
RECORDING:	Volume: 114 Page: 4 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Deborah Brown Grissen, Carolyn Brown Winston, and Marshall Evans Brown, IND and as Co-executors of the Estate of Wilbur Carr Brown
LESSEE:	Charles R. Qualia
LEASE DATE:	January 11, 2010
RECORDING:	Volume: 114 Page: 541 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Harry S. Moss Heart Trust Under Will, Bank of America, N.A., Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 557 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Brown Royalties
LESSEE:	Charles R. Qualia
LEASE DATE:	January 11, 2010
RECORDING:	Volume: 114 Page: 549 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Susanna R. Hegeman Trust Under Will FBO Francis M. Ryburn, IV & Eleanor Mills Ryburn, Frank S. Ryburn, Trustees
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 563 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Frank S. Ryburn
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 569 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Janet Kay Baxter
LESSEE:	Charles R. Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Volume: 120 Page: 72 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Glenda J. Adams
LESSEE:	Charles R. Qualia
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 125 Page: 453 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Allen E. “Tooter” Jameson
LESSEE:	Charles R. Qualia
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 125 Page: 463 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Cecil W. Jameson
LESSEE:	Charles R. Qualia
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 125 Page: 473 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

LESSOR:	Arlisse Elliott and husband J. S. Elliott
LESSEE:	John W. Emch
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 21 Page: 605 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	S/2 of Section 44, Block Y, Certificate 131, Abstract 778, M.K. & T. Survey, Reagan County, Texas

Tract 4: West Half (W/2) of the West Half (W/2) of Section 49, Block Y, T. C. Ry. Co. Survey, Reagan County, Texas

Leases:

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 22 Page: 640 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	W/4 of Section 49, Block Y, T. C. Ry. Co. Survey, Reagan County, Texas

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 26, 1940
RECORDING:	Volume: 22 Page: 637 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	W/4 of Section 49, Block Y, T. C. Ry. Co. Survey, Reagan County, Texas

LESSOR:	Fred F. Johnston and wife Emma J. Johnston, the latter active individually and as independent executrix of the Estate of Anna Harris, deceased
LESSEE:	John W. Emch
LEASE DATE:	May 8, 1940
RECORDING:	Volume: 21 Page: 597 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	W/4 of Section 49, Block Y, T. C. Ry. Co. Survey, Reagan County, Texas

Tract 5: Section 50, Block Y, J.T. Mosely Survey, Reagan County, Texas

Leases:

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 22 Page: 640 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	John W. Emch
LESSEE:	Plymouth Oil Company
LEASE DATE:	April 26, 1940
RECORDING:	Volume: 22 Page: 637 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Arlisse Elliott and husband J. S. Elliott
LESSEE:	John W. Emch
LEASE DATE:	April 16, 1940
RECORDING:	Volume: 22 Page: 605 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Brown Royalties
LESSEE:	Charles R. Qualia
LEASE DATE:	January 11, 2010
RECORDING:	Volume: 114 Page: 549 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Pat M. Woods, Trustee of the Woods Family Living Trust
LESSEE:	Charles R. Qualia
LEASE DATE:	November 15, 2007
RECORDING:	Volume: 91 Page: 384 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Beverly M. Woollett and Paul R. Woollett, Trustees of the Beverly M. Woollett Family Trust dated April 30, 2007
LESSEE:	Charles R. Qualia
LEASE DATE:	November 15, 2007
RECORDING:	Volume: 91 Page: 381 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	George M. DeVore, Individually and as sole Trustee of the trust established under the Last Will & Testament of Grace H. DeVore, deceased
LESSEE:	Charles R. Qualia
LEASE DATE:	November 1, 2007
RECORDING:	Volume: 91 Page: 378 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	S. R. Smith Holdings, LLC
LESSEE:	Charles R. Qualia
LEASE DATE:	April 15, 2010
RECORDING:	Volume: 117 Page: 720 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Harry S. Moss Heart Trust Under Will, Bank of America, N.A., Trustee
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 557 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Susanna R. Hegeman Trust Under Will FBO Francis M. Ryburn, IV & Eleanor Mills Ryburn, Frank S. Ryburn, Trustees
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 563 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Frank S. Ryburn
LESSEE:	Charles R. Qualia
LEASE DATE:	January 26, 2010
RECORDING:	Volume: 114 Page: 569 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Geraldine Dyer Greer
LESSEE:	Charles R. Qualia
LEASE DATE:	December 15, 2007
RECORDING:	Volume: 91 Page: 420 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Robert G. Greer c/o Bank of Texas
LESSEE:	Charles R. Qualia
LEASE DATE:	December 15, 2007
RECORDING:	Volume: 91 Page: 394 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Margaret Greer Camp, Trustee of the Margaret Greer Camp Family Trust
LESSEE:	Charles R. Qualia
LEASE DATE:	December 15, 2007
RECORDING:	Volume: 91 Page: 390 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Ford Hubbard, III, Successor Executor of the Estate of Ford Hubbard and Julia J. Hubbard, both deceased
LESSEE:	Charles R. Qualia
LEASE DATE:	February 15, 2010
RECORDING:	Volume: 116 Page: 184 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Peter C. Maffitt, dealing in his sole & separate property
LESSEE:	Charles R. Qualia
LEASE DATE:	November 1, 2007
RECORDING:	Volume: 91 Page: 374 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Allen E. “Tooter” Jameson
LESSEE:	Charles R. Qualia
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 125 Page: 463 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Glenda J. Adams
LESSEE:	Charles R. Qualia
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 125 Page: 453 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

LESSOR:	Cecil W. Jameson
LESSEE:	Charles R. Qualia
LEASE DATE:	September 1, 2010
RECORDING:	Volume: 125 Page: 473 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	All of Section 50, Block Y, Certificate 761, Abstract 777, J T Mosley Original Grantee, T C Ry Co. Survey, Reagan County, Texas

Tract 6: East Half (E/2) of Lot 4, Section 50.5, P B Scott Survey, Reagan and Upton Counties, Texas, Containing 160.65 Acres, more or less.

Leases:

LESSOR:	J. N. Gregory and Monte Warner
LESSEE:	John W. Emch
LEASE DATE:	April 30, 1940
RECORDING:	Volume: 22 Page: 443 of the Official Public Records of Reagan County, Texas
Volume: 59 Page: 451 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of E/2, W/2 of E/2 of Lot 4, Survey 50-1/2, P.B. Scott Survey, Abstract 853, Patent 435, Reagan and Upton Counties, Texas

LESSOR:	Robert E. Ellis
LESSEE:	John W. Emch
LEASE DATE:	August 20, 1940
RECORDING:	Volume: 22 Page: 446 of the Official Public Records of Reagan County, Texas
Volume: 59 Page: 454 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of E/2, W/2 of E/2 of Lot 4, Survey 50-1/2, P.B. Scott Survey, Abstract 853, Patent 435, Reagan and Upton Counties, Texas

LESSOR:	Maude Pollock Taylor, and husband W. E. Taylor
LESSEE:	John W. Emch
LEASE DATE:	March 21, 1941
RECORDING:	Volume: 22 Page: 452 of the Official Public Records of Reagan County, Texas
Volume: 59 Page: 460 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of E/2, W/2 of E/2 of Lot 4, Survey 50-1/2, P.B. Scott Survey, Abstract 853, Patent 435, Reagan and Upton Counties, Texas

LESSOR:	Sallie Pollock Sadler, and husband G. Z Sadler
LESSEE:	John W. Emch
LEASE DATE:	March 21, 1941
RECORDING:	Volume: 22 Page: 455 of the Official Public Records of Reagan County, Texas
Volume: 59 Page: 463 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of E/2, W/2 of E/2 of Lot 4, Survey 50-1/2, P.B. Scott Survey, Abstract 853, Patent 435, Reagan and Upton Counties, Texas

LESSOR:	Agirine Oil & Gas Company
LESSEE:	John W. Emch
LEASE DATE:	March 14, 1947
RECORDING:	Volume: 28 Page: 57 of the Official Public Records of Reagan County, Texas
Volume: 75 Page: 228 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of E/2, W/2 of E/2 of Lot 4, Survey 50-1/2, P.B. Scott Survey, Abstract 853, Patent 435, Reagan and Upton Counties, Texas

LESSOR:	Arkansas Fuel Oil Company
LESSEE:	John W. Emch
LEASE DATE:	March 24, 1947
RECORDING:	Volume: 28 Page: 77 of the Official Public Records of Reagan County, Texas
Volume: 75 Page: 241 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2 of E/2, W/2 of E/2 of Lot 4, Survey 50-1/2, P.B. Scott Survey, Abstract 853, Patent 435, Reagan and Upton Counties, Texas

Tract 7 – Southwest Quarter (SW/4) Section 8, Block C, EL&RR Ry. Co. Survey, Reagan County, Texas

LEASES:

LESSOR:	Nina Gayle Michum
LESSEE:	Chalfant Operating, Inc.
LEASE DATE:	February 14, 2010
RECORDING:	Volume: 116 Page: 35 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	SW/4 of Section 8, Block C, EL&RR Ry. Co. Survey, Reagan County, Texas

LESSOR:	Edith Marie Plott
LESSEE:	Chalfant Operating, Inc.
LEASE DATE:	February 14, 2010
RECORDING:	Volume: 116 Page: 32 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	SW/4 of Section 8, Block C, EL&RR Ry. Co. Survey, Reagan County, Texas

LESSOR:	Japson and Dorothy Pettit Corporation
LESSEE:	Chalfant Operating, Inc.
LEASE DATE:	February 14, 2010
RECORDING:	Volume: 116 Page: 38 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	SW/4 of Section 8, Block C, EL&RR Ry. Co. Survey, Reagan County, Texas

LESSOR:	J. P. Pettit
LESSEE:	Chalfant Operating, Inc.
LEASE DATE:	February 4, 2010
RECORDING:	Volume: 116 Page: 42 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	SW/4 of Section 8, Block C, EL&RR Ry. Co. Survey, Reagan County, Texas

Hall Prospect

Tract 1 – Southeast (SE) 710.5 acres of the East Half (E/2) of League 252, Ward County School Lands, Martin County, Texas

Leases:

LESSOR:	Bank of America NA, Trustee of the Florence Hall Trust and as Trustee of the Florence Thelma Testamentary Trust
LESSEE:	LaVanCo Energy, Ltd.
LEASE DATE:	February 2, 2008
RECORDING:	Volume: 221 Page: 440 of the Official Public Records of Martin County, Texas, and correction filed in Volume: 280 Page: 108.
DESCRIPTION:	SE/710.5 acres of the E/2 of League 252, Ward County School Lands, Martin County, Texas

LESSOR:	Ruby May Wren
LESSEE:	LaVanCo Energy, Ltd.
LEASE DATE:	December 2, 2008
RECORDING:	Volume: 241 Page: 147 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/710.5 acres of the E/2 of League 252, Ward County School Lands, Martin County, Texas

LESSOR:	Kenneth M. Douthit
LESSEE:	LaVanCo Energy, Ltd.
LEASE DATE:	February 10, 2009
RECORDING:	Volume: 244 Page: 90 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/710.5 acres of the E/2 of League 252, Ward County School Lands, Martin County, Texas

LESSOR:	Lynn Everts
LESSEE:	LaVanCo Energy, Ltd.
LEASE DATE:	February 2, 2008
RECORDING:	Volume: 282 Page: 18 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SE/710.5 acres of the E/2 of League 252, Ward County School Lands, Martin County, Texas

Tract 2 – 177.12 Acres, more or less, being Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

Leases:

LESSOR:	Jimmy Freeman
LESSEE:	LaVanCo Energy, Ltd.
LEASE DATE:	December 9, 2008
RECORDING:	Volume: 241 Page: 25 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Mary Collins Goodner
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 22, 2009
RECORDING:	Volume: 263 Page: 302 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Wells Fargo Bank, NA, Trustee
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 14, 2009
RECORDING:	Volume: 263 Page: 267 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Sevenways Minerals, Ltd.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 263, Page: 272 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Allen A. Wemple, Jr.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	June 14, 2010
RECORDING:	Volume: 279, Page: 741 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Susan Courtney
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	June 14, 2010
RECORDING:	Volume: 276, Page: 276 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Eleanor Christie Corrigan, Trustee of the CEC Trust of F/B/O Eleanor Christie Corrigan
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 269, Page: 644 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	James Patrick Corrigan, Jr., Trustee of the CEC Trust of F/B/O James Patrick Corrigan, Jr.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 265, Page: 252 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Edith Wemple Avery
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 467 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Lucille Wemple
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 22, 2009
RECORDING:	Volume: 263, Page: 294 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Diane Wemple LoRusso
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	August 14, 2010
RECORDING:	Volume: 280, Page: 538 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Evelyn Wemple Allen
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 296 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Fred W. Wemple
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 292 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	W. Scott Wemple
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 28, 2009
RECORDING:	Volume: 265, Page: 260 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Patsy Hinchey Family Limited Partnership
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 263, Page: 460 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Yeager Resources, Ltd.
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	December 1, 2009
RECORDING:	Volume: 263, Page: 278 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Henke Petroleum Corporation
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 30, 2009
RECORDING:	Volume: 263, Page: 307 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Gerald Fitz-Gerald, Jr., Trustee of the Gerald Fitz-Gerald, Jr. Trust
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	March 26, 2010
RECORDING:	Volume: 269, Page: 824 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	The Redlands Royalty Co., LLC
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 21, 2009
RECORDING:	Volume: 263, Page: 300 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Margaret J. Mims Hill
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 298 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	James W. Mims
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 263, Page: 290 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Pat Corrigan Trust, Pat Corrigan Trustee
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 265, Page: 255 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Hugh Daniels Corrigan, Trustee of the CEC Trust, F/B/O Hugh Daniels Corrigan
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	November 2, 2009
RECORDING:	Volume: 265, Page: 249 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Self Children Revocable Management Trust, Bank of America, Trustee
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 27, 2009
RECORDING:	Volume: 263, Page: 284 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Hugh Corrigan, IV, signed by POA William E. Corrigan, for Hugh Corrigan IV
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	July 1, 2010
RECORDING:	Volume: 279, Page: 35 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Hugh Corrigan, IV, Trustee of the CEC Trust F/B/O Hugh Corrigan, IV
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	March 10, 2010
RECORDING:	Volume: 282, Page: 324 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Hugh Corrigan, III Trust
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	August 1, 2010
RECORDING:	Volume: 282, Page: 52 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Patrick Edward Corrigan, Trustee of the CEC Trust of F/B/O Patrick Edward Corrigan
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	March 10, 2010
RECORDING:	Volume: 280, Page: 276 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Patrick Edward Corrigan
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	March 3, 2010
RECORDING:	Volume: 268, Page: 446 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Marianne C. Taylor
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 21, 2009
RECORDING:	Volume: 265 Page: 258 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Walter C. Cremin, III
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	January 7, 2009
RECORDING:	Volume: 245 Page: 552 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Ann Cremin Fiala
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	January 7, 2009
RECORDING:	Volume: 244 Page: 807 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Lucinda Cremin Raman
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	January 7, 2009
RECORDING:	Volume: 245, Page: 96 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Margaret S. Shockley Trust, Margaret S. Shockley, Trustee
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	October 19, 2009
RECORDING:	Volume: 263, Page: 305 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Heritage Trust Company, Trustee of the Jo Ann Shaw Barber Trust
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	February 17, 2010
RECORDING:	Volume: 268, Page: 576 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

LESSOR:	Kenneth Barber
LESSEE:	Osado Oil & Gas, Ltd.
LEASE DATE:	February 17, 2010
RECORDING:	Volume: 268, Page: 581 of the Official Public Records of Martin County, Texas
DESCRIPTION:	Labor 22, League 259, Borden County School Lands, A-590, Martin County, Texas.

BearCat Prospect

Tract 1 – 216.463 Acres out of the West Half (W/2) of Section 35, Block 35, T-4-S, T&P RR Co. Survey, Glasscock County, Texas

LEASES:

LESSOR:	Carl D. Hoelscher, et al
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 1, 2011
RECORDING:	Volume: 169 Page: 688 of the Official Public Records of Glasscock County, Texas
DESCRIPTION:	216.463 Acres out of the W/2 of Section 35, Block 35, T-4-S, T&P RR Co. Survey, Glasscock County, Texas

Tract 2 – The North 120 acres of the West-half (W/2) of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LEASES:

LESSOR:	The J.E. and L.E. Mabee Foundation, Inc.
LESSEE:	Charlie Qualia
LEASE DATE:	May 15, 2010
RECORDING:	Instrument No. 2010-14571 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LESSOR:	John W. Sweatt and Jo E. Sweatt, Trustees of the John William Sweatt Trust dated October 20, 1993
LESSEE:	Charlie Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Instrument No. 2010-14572 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LESSOR:	Ada Ann Ohrt Tracy
LESSEE:	Charlie Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Instrument No. 2010-14574 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LESSOR:	Mary Jo Keefe Smith
LESSEE:	Charlie Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Instrument No. 2010-14576 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LESSOR:	John C. Windle, Trustee of the Martha Joan Windle Trust A under agreement dated January 15, 1991
LESSEE:	Charlie Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Instrument No. 2010-14577 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LESSOR:	Pamela Jo Staley
LESSEE:	Charlie Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Instrument No. 2010-14573 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

LESSOR:	Diana Siegel Miller
LESSEE:	Charlie Qualia
LEASE DATE:	June 1, 2010
RECORDING:	Instrument No. 2010-14575 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/120 acres of the NW/4 of Section 23, Block 38, T-1-S, T&P RR Co. Survey, Midland County, Texas

Lazy Lizard Prospect

Tract 1 – Labor 16, League 259, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Randy Drum, Guardian of the Estate of Gaynelle Drum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 722 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 23 and 24, League 259, Borden County School Lands

LESSOR:	Elnora Phillips, a widow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 777 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 23 and 24, League 259, Borden County School Lands

LESSOR:	Iris Wade Jones
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 782 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 23 and 24, League 259, Borden County School Lands

LESSOR:	Venita Wade Loftin, Steven Wade, and Brenton Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 787 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 23 and 24, League 259, Borden County School Lands

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 18, 23 and 24, League 259, Borden County School Lands

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 6 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 18, 23 and 24, League 259, Borden County School Lands

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 18, 23 and 24, League 259, Borden County School Lands

LESSOR:	Blake Oil & Gas Corporation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 17, 2011
RECORDING:	Volume: 297, Page: 745 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Jack Paul Wingert, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2011
RECORDING:	Volume: 298, Page: 767 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Harlow Royalties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2011
RECORDING:	Volume: 298, Page: 771 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Marjorie Coen as Trustee of the Coen Family Living Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 2, 2011
RECORDING:	Volume: 298, Page: 779 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	William E. & Edna D. Kreps Trust, Bank of America Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 20, 2010
RECORDING:	Volume: 300, Page: 60 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Pecos Valley Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 300, Page: 90 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	JoAnn H. Means
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2011
RECORDING:	Volume: 313, Page: 779 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	J. David Amundson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 5, 2013
RECORDING:	Volume: 379, Page: 346 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	J. Dennis Schultz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 8, 2013
RECORDING:	Volume: 379, Page: 349 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Janie Poteet
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 17, 2011
RECORDING:	Volume: 326, Page: 630 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	The Estate of Kelly H. Baxter, Ashley Elizabeth Baxter, Independent Administrator
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 16, 2012
RECORDING:	Volume: 345, Page: 259 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Edward D. Schultz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 28, 2013
RECORDING:	Volume: 382, Page: 87 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Patsy Keefer Macinnes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 4, 2013
RECORDING:	Volume: 386, Page: 297 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

Tract 2 – Labor 23, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Randy Drum, Guardian of the Estate of Gaynelle Drum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 722 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16 and 24, League 259, Borden County School Lands

LESSOR:	Elnora Phillips, a widow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 777 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16 and 24, League 259, Borden County School Lands

LESSOR:	Iris Wade Jones
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 782 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16 and 24, League 259, Borden County School Lands

LESSOR:	Venita Wade Loftin, Steven Wade, and Brenton Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 787 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16 and 24, League 259, Borden County School Lands

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 16, 18 and 24, League 259, Borden County School Lands

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 6 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 16, 18 and 24, League 259, Borden County School Lands

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 16, 18 and 24, League 259, Borden County School Lands

Tract 3 – Labor 20, League 259, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Hightower Home Place; Charlie Ross Hightower, Janna O’Brien Hightower
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 304, Page: 113 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 20 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

Tract 4 – Labor 21, League 259, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	The Estate of Kelly H. Baxter, Ashley Elizabeth Baxter, Independent Administrator
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 16, 2012
RECORDING:	Volume: 345, Page: 259 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 16, League 259, Borden County School Lands

LESSOR:	Janie Poteet
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 17, 2011
RECORDING:	Volume: 326, Page: 630 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 16, League 259, Borden County School Lands

LESSOR:	Jack Paul Wingert, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2011
RECORDING:	Volume: 298, Page: 767 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Harlow Royalties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2011
RECORDING:	Volume: 298, Page: 775 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 21, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Marjorie Coen as Trustee of the Coen Family Living Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 2, 2011
RECORDING:	Volume: 298, Page: 779 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	William E. & Edna D. Kreps Trust, Bank of America Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 20, 2010
RECORDING:	Volume: 300, Page: 60 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Pecos Valley Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 300, Page: 90 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	JoAnn H. Means
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 3, 2011
RECORDING:	Volume: 313, Page: 778 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 21, League 259, Borden County School Lands

LESSOR:	Hightower Home Place; Charlie Ross Hightower, Janna O’Brien Hightower
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 304, Page: 113 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 20 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 20, League 259, Borden County School Lands

LESSOR:	Edward D. Schultz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 28, 2013
RECORDING:	Volume: 382, Page: 87 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 16, League 259, Borden County School Lands

LESSOR:	Blake Oil & Gas Corporation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2011
RECORDING:	Volume: 318, Page: 577 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 21, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	J. David Amundson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 5, 2013
RECORDING:	Volume: 379, Page: 346 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 16, League 259, Borden County School Lands

LESSOR:	J. Dennis Schultz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 28, 2013
RECORDING:	Volume: 379, Page: 349 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 16, League 259, Borden County School Lands

LESSOR:	Patsy Keefer Macinnes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 4, 2013
RECORDING:	Volume: 386, Page: 297 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 16 and 21, League 259, Borden County School Lands, Martin County, Texas
Save and except Labor 16, League 259, Borden County School Lands

Tract 5 – North Half (N/2) of Section 46, Block 35, Township 4 South, T&P RR Co. Survey, Glasscock County, Texas

Leases:

LESSOR:	Dennis Hoelscher and wife, Katherine W. Hoelscher
LESSEE:	Charles R. Qualia
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 161, Page: 458 of the Official Public Records of Glasscock County, Texas
DESCRIPTION:	N/2 of Section 46, Block 35, T-4-S, T&P Ry. Co. Survey, Glasscock County, Texas

WildCat Prospect

Tract 1 – Labors 1 and 10, League 264, Kent County School Lands, Dawson and Martin Counties, Texas

Leases:

LESSOR:	Gloria Echols Johnson and husband, Robert Lee Johnson
LESSEE:	Apollo Operating, LLC
LEASE DATE:	June 3, 2011
RECORDING:	Volume: 659 Page: 310 of the Official Public Records of Dawson County, Texas, and Volume: 305 Page: 719 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 1 and 10, League 264, Kent County School Land, Dawson and
Martin Counties, Texas

LESSOR:	Donnell Echols and wife, Sharla Echols
LESSEE:	Apollo Operating, LLC
LEASE DATE:	June 3, 2011
RECORDING:	Volume: 659 Page: 308 of the Official Public Records of Dawson County, Texas, and Volume: 305 Page: 721 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 1 and 10, League 264, Kent County School Land, Dawson and Martin Counties, Texas

Tract 2 – Labors 5 and 6, League 263, Kent County School Lands, Dawson and Martin Counties, Texas

Leases:

LESSOR:	Gloria Echols Johnson and husband, Robert Lee Johnson
LESSEE:	Apollo Operating, LLC
LEASE DATE:	June 3, 2011
RECORDING:	Volume: 659 Page: 310 of the Official Public Records of Dawson County, Texas, and Volume: 305 Page: 719 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 5, Save and Except the south 80 acres thereof, which is the spacing unit for the Roff Operating-Echols Well No. 1, and all of Labor 6, all in League 263, Kent County School Land, Dawson and Martin Counties, Texas, containing 274.24 acres, more or less.

LESSOR:	Donnell Echols and wife, Sharla Echols
LESSEE:	Apollo Operating, LLC
LEASE DATE:	June 3, 2011
RECORDING:	Volume: 659 Page: 308 of the Official Public Records of Dawson County, Texas, and Volume: 305 Page: 721 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 5, Save and Except the south 80 acres thereof, which is the spacing unit for the Roff Operating-Echols Well No. 1, and all of Labor 6, all in League 263, Kent County School Land, Dawson and Martin Counties, Texas, containing 274.24 acres, more or less

Tract 3 – East 192.4 acres of the South-half (S/2) of Section 48, Block 35, Township 4 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Barbara M. Barkowsky, Trustee of the Barkowsky Family Trust
LESSEE:	Austen Campbell
LEASE DATE:	June 22, 2010
RECORDING:	Volume: 638, Page: 391 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	192.4 acres of land, more or less, in Section 48, Block 35, T-4-N, T&P RR Co. Survey, Certificate No. 2459, Dawson County, Texas

LESSOR:	Frazier Dee Shortes
LESSEE:	Austen Campbell
LEASE DATE:	June 22, 2010
RECORDING:	Volume: 638, Page: 395 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	192.4 acres of land, more or less, in Section 48, Block 35, T-4-N, T&P RR Co. Survey, Certificate No. 2459, Dawson County, Texas

Tract 4 – Southeast Quarter (SE/4) of Section 13, Block 37, Township 4 South, Glasscock County, Texas

Leases:

LESSOR:	Phyllis Sue Sparks, dealing in her sole and separate property
LESSEE:	Gunter Properties, Inc.
LEASE DATE:	April 8, 2011
RECORDING:	Volume: 168 Page: 182 of the Official Public Records of Glasscock County, Texas
DESCRIPTION:	SE/4 of Section 13, Block 37, T-4-S, T&P RR. Co. Survey, Glasscock County, Texas

LESSOR:	Mary Jo Schrock Coon Reno, dealing in her sole and separate property
LESSEE:	Gunter Properties, Inc.
LEASE DATE:	April 8, 2011
RECORDING:	Volume: 168 Page: 184 of the Official Public Records of Glasscock County, Texas
DESCRIPTION:	SE/4 of Section 13, Block 37, T-4-S, T&P RR. Co. Survey, Glasscock County, Texas

LESSOR:	Javelina Partners, a Texas Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2012
RECORDING:	Volume: 198 Page: 536 of the Official Public Records of Glasscock County, Texas
DESCRIPTION:	SE/4 of Section 13, Block 37, T-4-S, T&P RR. Co. Survey, Glasscock County, Texas

LESSOR:	Zorro Partners, Ltd., a Texas Limited Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2012
RECORDING:	Volume: 198 Page: 540 of the Official Public Records of Glasscock County, Texas
DESCRIPTION:	SE/4 of Section 13, Block 37, T-4-S, T&P RR. Co. Survey, Glasscock County, Texas

Tract 5 – East Half (E/2) of the Southeast Quarter (SE/4) of Section 24, Block 33, Township 1 North, T&P RR Co. Survey, Howard County, Texas

Leases:

LESSOR:	Arthur D. Reed
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 1, 2012
RECORDING:	Volume: 1251 Page: 665 of the Official Public Records of Howard County, Texas
DESCRIPTION:	E/2 of the SE/4 of Section 24, Block 33, T-1-N, T&P RR. Co. Survey, Howard County, Texas

Tract 6 – South Half (S/2) and Northwest Quarter (NW/4) of the Southwest Quarter (SW/4) of Section 34, Block 35, Township 1 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Janet Simons LaBorde
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 27, 2011
RECORDING:	Volume: 307, Page: 372 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Thomas G. Simons
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2011
RECORDING:	Volume: 307, Page: 368 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Joy Simons Foote
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2011
RECORDING:	Volume: 309, Page: 262 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Gretchen Suzanne Childs Trust, c/o Gretchen Suzanne Childs, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 25, 2011
RECORDING:	Volume: 312, Page: 279 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Rachel Elaine Griffith Trust, c/o Rachel Elaine Griffith, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 25, 2011
RECORDING:	Volume: 312, Page: 285 of the Official Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Betty Elaine Oquin Shelter Trust, c/o Marcus L. Oquin, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 25, 2011
RECORDING:	Volume: 312, Page: 295 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Patsy Simons Allen
LESSEE:	RobRoy McDonald
LEASE DATE:	September 26, 2011
RECORDING:	Volume: 325, Page: 155 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	M.D. Bryant Family Trust, c/o William H. Armstrong, II, Trustee
LESSEE:	RobRoy McDonald
LEASE DATE:	February 14, 2011
RECORDING:	Memorandum at Volume: 305, Page: 609 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Antero Royalties
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2012
RECORDING:	Volume: 344, Page: 751 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of Sammy Ray Fordham, executed by Timpia Fordham McCain and Sammy S. Fordham, individually and as Powers of Attorney for Floye V. Barmore Fordham
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 23, 2012
RECORDING:	Volume: 348, Page: 621 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Gene Fordham
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 1, 2012
RECORDING:	Volume: 363, Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 and NW/4 of the SW/4 of Section 34, Block 35, T-1-N, T&P RR Co. Survey, Martin County, Texas

Tract 7 – North Half (N/2) and Southeast Quarter (SE/4) of Section 19, Block 36, Township 3 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Gene Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 297 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Doris Woolery
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2011
RECORDING:	Volume: 310 Page: 175 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of Arvid A. Jones, executed by Joe Lee Jones, Power of Attorney
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 11, 2011
RECORDING:	Volume: 310 Page: 181 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ellis Ray Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 688 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Guy Merwyn Eiland
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 26, 2011
RECORDING:	Volume: 304 Page: 607 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ineta E. Lewis Dever
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 248 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Melvin Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 13 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Leighton Reed, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 302 Page: 274 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Anthony W. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 22, 2011
RECORDING:	Volume: 312 Page: 249 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Nicolasa Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 281 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Dellis Barber, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 289 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kirby Barber Kerr
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 187 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brent Carey Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 196 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brad Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 205 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Shelley Michelle Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 214 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Daniel Lyndon Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 318 Page: 524 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sharon G. Barber, Executrix of The Estate of Patrick David Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 223 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Matthews-Link Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2011
RECORDING:	Volume: 304 Page: 590 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Katherine Jo Lewis McCarty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 66 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jimmy Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 312 Page: 245 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	William Terry Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 302 Page: 265 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Eddy Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 314 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	LOMOCO, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2011
RECORDING:	Volume: 307 Page: 380 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jim and Jeanene Wheeler, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 17, 2011
RECORDING:	Volume: 306 Page: 37 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Patricia Ann Petosky
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 14, 2011
RECORDING:	Volume: 297 Page: 684 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	Sarah Lew Link Grimes, individually and as life tenant
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 25, 2012
RECORDING:	Volume: 357 Page: 442 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Media Cunningham, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 536 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jolene Trolinder, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 538 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	F.A.E.E. Enterprises
LESSEE:	Source Rock Production Interests Corporation
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 299 Page: 277 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kelsay R. Meek, ssp
LESSEE:	Source Rock Production Interests Corporation
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 298 Page: 424 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bob Kennedy
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 540 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Kelly Meek
LESSEE:	Source Rock Production Interests Corporation
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 298 Page: 422 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Betty Jan Valiquette
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 297 Page: 676 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Hollis Meek
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 542 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Dorchester Minerals, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 17, 2011
RECORDING:	Volume: 318 Page: 522 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	RSG Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 11, 2011
RECORDING:	Volume: 312 Page: 241 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	SLVL, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2011
RECORDING:	Volume: 304 Page: 593 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Maecenas Minerals, LLP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 17, 2011
RECORDING:	Volume: 318 Page: 523 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Robert Stewart and Nancy Stewart
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 2, 2011
RECORDING:	Volume: 326 Page: 619 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ronnie Max Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 302 Page: 236 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Shirley Hartley Counts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 300 Page: 86 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jeffrey Don Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2011
RECORDING:	Volume: 298 Page: 795 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Charline Stone Langford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 2, 2011
RECORDING:	Volume: 298 Page: 799 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Max Thomas Everts, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 298 Page: 791 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Fortuna Royalty Co.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 1, 2011
RECORDING:	Volume: 306 Page: 33 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sandra Stanley Stone
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 29, 2011
RECORDING:	Volume: 326 Page: 624 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	J & H Epley Properties, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 4, 2011
RECORDING:	Volume: 318 Page: 532 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Barbara Barber Darnall
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 232 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Thomas John Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 273 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bobbie L. Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 3, 2011
RECORDING:	Volume: 300 Page: 78 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	Paige Eiland Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 16, 2011
RECORDING:	Volume: 302 Page: 224 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	Pine Oil and Gas, Ltd., and Duffy Oil and Gas, Inc., G. P.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 256 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ralph Edward Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 5 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Stephanie Jo Nelson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 240 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wanda Ganelle Ford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2011
RECORDING:	Volume: 299 Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The J. E. and L. E. Mabee Foundation, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 244 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wilco Western, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2011
RECORDING:	Volume: 302 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Donny Huddleston
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 252 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Christopher C. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 70 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Charles David Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 692 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bank of America, N. A., Agent for the Carl B. and Florence E. King Foundation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 12, 2011
RECORDING:	Volume: 304 Page: 601 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Cameron Bryan Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 305 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

Tract 8 – Southwest Quarter (SW/4) of Section 19, Block 36, Township 3 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Gene Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 297 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Doris Woolery
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2011
RECORDING:	Volume: 310 Page: 175 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of Arvid A. Jones, executed by Joe Lee Jones, Power of Attorney
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 11, 2011
RECORDING:	Volume: 310 Page: 181 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ellis Ray Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 688 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Guy Merwyn Eiland
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 26, 2011
RECORDING:	Volume: 304 Page: 607 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ineta E. Lewis Dever
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 248 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Melvin Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 13 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Leighton Reed, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 302 Page: 274 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Anthony W. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 22, 2011
RECORDING:	Volume: 312 Page: 249 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Nicolasa Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 281 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Dellis Barber, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 289 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kirby Barber Kerr
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 187 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brent Carey Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 196 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brad Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 205 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Shelley Michelle Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 214 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Daniel Lyndon Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 318 Page: 524 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sharon G. Barber, Executrix of The Estate of Patrick David Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 223 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Matthews-Link Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2011
RECORDING:	Volume: 304 Page: 590 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Katherine Jo Lewis McCarty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 66 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jimmy Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 312 Page: 245 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	William Terry Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 302 Page: 265 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Eddy Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 314 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	LOMOCO, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2011
RECORDING:	Volume: 307 Page: 380 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jim and Jeanene Wheeler, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 17, 2011
RECORDING:	Volume: 306 Page: 37 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Patricia Ann Petosky
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 9, 2011
RECORDING:	Volume: 298 Page: 787 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	Sarah Lew Link Grimes, individually and as life tenant
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 25, 2012
RECORDING:	Volume: 357 Page: 442 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Media Cunningham, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 536 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jolene Trolinder, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 538 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jolene Trolinder, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	March 16, 2011
RECORDING:	Volume: 299 Page: 286 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	F.A.E.E. Enterprises
LESSEE:	Source Rock Production Interests Corporation
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 299 Page: 277 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kelsay R. Meek, ssp
LESSEE:	Source Rock Production Interests Corporation
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 298 Page: 424 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bob Kennedy, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 540 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bob Kennedy, ssp
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	March 16, 2011
RECORDING:	Volume: 299 Page: 284 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	James Kelly Meek
LESSEE:	Source Rock Production Interests Corporation
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 298 Page: 422 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Betty Jan Valiquette
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 297 Page: 676 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Hollis Meek
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	February 3, 2011
RECORDING:	Volume: 295 Page: 542 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Hollis Meek
LESSEE:	Patriot Royalty and Land, LLC
LEASE DATE:	March 16, 2011
RECORDING:	Volume: 299 Page: 207 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	SLVL, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2011
RECORDING:	Volume: 304 Page: 593 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Robert Stewart and Nancy Stewart
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 2, 2011
RECORDING:	Volume: 326 Page: 619 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ronnie Max Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 302 Page: 236 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Shirley Hartley Counts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 300 Page: 86 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jeffrey Don Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2011
RECORDING:	Volume: 298 Page: 795 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Charline Stone Langford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 2, 2011
RECORDING:	Volume: 298 Page: 799 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Max Thomas Everts, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 298 Page: 791 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Fortuna Royalty Co.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 1, 2011
RECORDING:	Volume: 306 Page: 33 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sandra Stanley Stone
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 29, 2011
RECORDING:	Volume: 326 Page: 624 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	J & H Epley Properties, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 4, 2011
RECORDING:	Volume: 318 Page: 532 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Barbara Barber Darnall
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 232 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Thomas John Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 273 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bobbie L. Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 3, 2011
RECORDING:	Volume: 300 Page: 82 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Paige Eiland Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 3, 2011
RECORDING:	Volume: 302 Page: 228 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas

LESSOR:	Pine Oil and Gas, Ltd., and Duffy Oil and Gas, Inc., G. P.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 256 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ralph Edward Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 5 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Stephanie Jo Nelson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 240 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wanda Ganelle Ford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2011
RECORDING:	Volume: 299 Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The J. E. and L. E. Mabee Foundation, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 244 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wilco Western, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2011
RECORDING:	Volume: 302 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Donny Huddleston
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 252 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Christopher C. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 70 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Charles David Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 692 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bank of America, N. A., Agent for the Carl B. and Florence E. King Foundation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 12, 2011
RECORDING:	Volume: 304 Page: 601 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Cameron Bryan Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 305 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

Tract 9 – Northwest Quarter (NW/4) of Section 20, Block 36, Township 3 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Gene Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 297 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Doris Woolery
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2011
RECORDING:	Volume: 310 Page: 175 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of Arvid A. Jones, executed by Joe Lee Jones, Power of Attorney
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 11, 2011
RECORDING:	Volume: 310 Page: 181 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ellis Ray Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 688 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Guy Merwyn Eiland
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 26, 2011
RECORDING:	Volume: 304 Page: 607 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ineta E. Lewis Dever
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 248 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Melvin Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 13 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Leighton Reed, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 302 Page: 274 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Anthony W. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 22, 2011
RECORDING:	Volume: 312 Page: 249 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Nicolasa Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 281 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Dellis Barber, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 289 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kirby Barber Kerr
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 187 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brent Carey Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 196 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brad Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 205 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Shelley Michelle Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 214 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Daniel Lyndon Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 318 Page: 524 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sharon G. Barber, Executrix of The Estate of Patrick David Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 223 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Matthews-Link Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2011
RECORDING:	Volume: 304 Page: 590 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Katherine Jo Lewis McCarty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 66 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jimmy Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 312 Page: 245 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	William Terry Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 302 Page: 265 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Willis Edward “Eddy” Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 314 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	LOMOCO, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2011
RECORDING:	Volume: 307 Page: 380 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jim and Jeanene Wheeler, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 17, 2011
RECORDING:	Volume: 306 Page: 37 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Patricia Ann Petosky
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 16, 2011
RECORDING:	Volume: 298 Page: 783 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sarah Lew Link Grimes, individually and as life tenant
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 25, 2012
RECORDING:	Volume: 357 Page: 442 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Barbara Weil Wilson Duncan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2011
RECORDING:	Volume: 307 Page: 376 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of R. B. Lambert or Lexey C. Lambert, individually
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 260 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Vernon Cox
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 9, 2011
RECORDING:	Volume: 300 Page: 74 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Carol Marks
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 20, 2011
RECORDING:	Volume: 297 Page: 700 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Mary Sandra Farrell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2011
RECORDING:	Volume: 304 Page: 597 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Mary J. Swartz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 9, 2011
RECORDING:	Volume: 299 Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Michael Omer Matthews
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 2, 2011
RECORDING:	Volume: 304 Page: 586 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Maecenas Minerals, LLP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 17, 2011
RECORDING:	Volume: 318 Page: 523 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and the SE/4 of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Dorchester Minerals, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 17, 2011
RECORDING:	Volume: 318 Page: 522 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and the SE/4 of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	RSG Properties, Ltd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 11, 2011
RECORDING:	Volume: 312 Page: 241 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 and the SE/4 of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the N/2 and SE/4 of Section 19, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	J & H Epley Properties, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 4, 2011
RECORDING:	Volume: 318 Page: 532 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Barbara Barber Darnall
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 232 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Thomas John Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 273 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bobbie L. Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 3, 2011
RECORDING:	Volume: 300 Page: 82 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Paige Eiland Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 9, 2011
RECORDING:	Volume: 302 Page: 232 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Pine Oil and Gas, Ltd., and Duffy Oil and Gas, Inc., G. P.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 256 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ralph Edward Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 5 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Stephanie Jo Nelson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 240 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wanda Ganelle Ford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2011
RECORDING:	Volume: 299 Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The J. E. and L. E. Mabee Foundation, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 244 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wilco Western, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2011
RECORDING:	Volume: 302 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Donny Huddleston
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 252 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Christopher C. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 70 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Charles David Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 692 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bank of America, N. A., Agent for the Carl B. and Florence E. King Foundation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 12, 2011
RECORDING:	Volume: 304 Page: 601 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Cameron Bryan Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 305 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the SW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

Tract 10 – Southwest Quarter (SW/4) of Section 20, Block 36, Township 3 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Gene Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 297 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Doris Woolery
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2011
RECORDING:	Volume: 310 Page: 175 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of Arvid A. Jones, executed by Joe Lee Jones, Power of Attorney
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 11, 2011
RECORDING:	Volume: 310 Page: 181 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ellis Ray Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 688 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Guy Merwyn Eiland
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 26, 2011
RECORDING:	Volume: 304 Page: 607 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ineta E. Lewis Dever
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 248 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Melvin Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 13 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Leighton Reed, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 302 Page: 274 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Anthony W. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 22, 2011
RECORDING:	Volume: 312 Page: 249 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Nicolasa Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 281 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	James Dellis Barber, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 289 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Kirby Barber Kerr
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 187 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brent Carey Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 196 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Brad Allen Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 312 Page: 205 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Shelley Michelle Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 214 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Daniel Lyndon Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 318 Page: 524 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sharon G. Barber, Executrix of The Estate of Patrick David Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 223 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Matthews-Link Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2011
RECORDING:	Volume: 304 Page: 590 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Katherine Jo Lewis McCarty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 66 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jimmy Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 312 Page: 245 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	William Terry Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 302 Page: 265 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Willis Edward “Eddy” Cumbie
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 12, 2011
RECORDING:	Volume: 314 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	LOMOCO, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2011
RECORDING:	Volume: 307 Page: 380 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Jim and Jeanene Wheeler, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 17, 2011
RECORDING:	Volume: 306 Page: 37 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Patricia Ann Petosky
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 16, 2011
RECORDING:	Volume: 298 Page: 783 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Sarah Lew Link Grimes, individually and as life tenant
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 25, 2012
RECORDING:	Volume: 357 Page: 442 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Barbara Weil Wilson Duncan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2011
RECORDING:	Volume: 307 Page: 376 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The Estate of R. B. Lambert or Lexey C. Lambert, individually
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 260 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Vernon Cox
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 9, 2011
RECORDING:	Volume: 300 Page: 74 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Carol Marks
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 20, 2011
RECORDING:	Volume: 297 Page: 700 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Mary Sandra Farrell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2011
RECORDING:	Volume: 304 Page: 597 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Mary J. Swartz
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 9, 2011
RECORDING:	Volume: 299 Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Michael Omer Matthews
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 2, 2011
RECORDING:	Volume: 304 Page: 586 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	J & H Epley Properties, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 4, 2011
RECORDING:	Volume: 318 Page: 532 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Barbara Barber Darnall
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 312 Page: 232 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Thomas John Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2011
RECORDING:	Volume: 314 Page: 273 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bobbie L. Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 3, 2011
RECORDING:	Volume: 300 Page: 82 of the Official Public Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Paige Eiland Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 9, 2011
RECORDING:	Volume: 302 Page: 232 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Pine Oil and Gas, Ltd., and Duffy Oil and Gas, Inc., G. P.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 256 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Ralph Edward Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 299 Page: 5 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Stephanie Jo Nelson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 240 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wanda Ganelle Ford
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2011
RECORDING:	Volume: 299 Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	The J. E. and L. E. Mabee Foundation, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 302 Page: 244 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Wilco Western, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2011
RECORDING:	Volume: 302 Page: 269 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Donny Huddleston
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 302 Page: 252 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Christopher C. Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 300 Page: 70 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Charles David Everts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 297 Page: 692 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Bank of America, N. A., Agent for the Carl B. and Florence E. King Foundation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 12, 2011
RECORDING:	Volume: 304 Page: 601 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

LESSOR:	Cameron Bryan Barber
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2011
RECORDING:	Volume: 314 Page: 305 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Section 19 and the W/2 of Section 20, Block 36, T-3-N, T&P RR. Co. Survey, Martin County, Texas
Save and Except all of Section 19 and the NW/4 of Section 20, Block 36, T-3-N, T&P RR Co. Survey, Martin County, Texas

Tract 11 – 708 acres out of the East part of League 252, Abstract No. 607, less 160 acres out of the Northeast quarter of said tract and 160 acres out of the Southwest quarter of said tract. Martin County, Texas

Leases:

LESSOR:	Judith A. Sangster
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 8, 2010
RECORDING:	Volume: 294 Page: 500 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Less and Except the current 160 acre proration unit established for the AU #1 Well, Martin County, Texas

LESSOR:	Barbara Mancha Lucas
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 8, 2010
RECORDING:	Volume: 294 Page: 503 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Less and Except the current 160 acre proration unit established for the AU #1 Well, Martin County, Texas

LESSOR:	Victoria L. Murphy
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 8, 2010
RECORDING:	Volume: 294 Page: 497 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Less and Except the current 160 acre proration unit established for the AU #1 Well, Martin County, Texas

LESSOR:	Ron Mack Lawson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 8, 2010
RECORDING:	Volume: 298 Page: 138 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Less and Except the current 160 acre proration unit established for the AU #1 Well, Martin County, Texas

LESSOR:	William Paul Sedgwick
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 5, 2010
RECORDING:	Volume: 270 Page: 671 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Less and Except the current 160 acre proration unit established for the AU #1 Well, Martin County, Texas

LESSOR:	James R. Sedgwick, dealing in his sole and separate property
LESSEE:	Clear Water Inc.
LEASE DATE:	April 26, 2005
RECORDING:	Volume: 167 Page: 346 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Martin County, Texas

LESSOR:	Ralph W. Williams and R. Chris Williams
LESSEE:	Clear Water Inc.
LEASE DATE:	March 15, 2005
RECORDING:	Volume: 167 Page: 336 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Martin County, Texas

LESSOR:	Stella Sedgwick Heldstab
LESSEE:	Clear Water Inc.
LEASE DATE:	June 16, 2005
RECORDING:	Volume: 167 Page: 326 and in Volume: 172 Page: 69 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Martin County, Texas

LESSOR:	Wells Fargo Bank, N. A., trustee of the Sedgwick Family Residual Trust
LESSEE:	Clear Water Inc.
LEASE DATE:	June 17, 2005
RECORDING:	Volume: 167 Page: 330 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Martin County, Texas

LESSOR:	Rhonda Marie Darling
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 8, 2010
RECORDING:	Volume: 296 Page: 617 of the Official Public Records of Martin County, Texas
DESCRIPTION:	708 acres of land, more or less out of the East part of League 252, Ward County School Land, Abstract 607, Patent 269, Volume 25, Dated 12/1/1892, Martin County, Texas

Tract 12 – Labor 18, League 259, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Randy Drum, Guardian of the Estate of Gaynelle Drum
LESSEE:	Transcendent Oil & Gas Properties, LLC
LEASE DATE:	June 11, 2010
RECORDING:	Volume: 279, Page: 342 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 18, and 19 League 259, Borden County School Lands, Martin County, Texas Save and except Labors 12 and 19, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Elnora Phillips, a widow
LESSEE:	Transcendent Oil & Gas Properties, LLC
LEASE DATE:	June 11, 2010
RECORDING:	Volume: 279 Page: 348 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 18, and 19 League 259, Borden County School Lands, Martin County, Texas Save and except Labors 12 and 19, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Iris Wade Jones
LESSEE:	Transcendent Oil & Gas Properties, LLC
LEASE DATE:	June 11, 2010
RECORDING:	Volume: 279 Page: 354 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 18, and 19 League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12 and 19, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Venita Wade Loftin, Steven Wade, and Brenton Wade
LESSEE:	Transcendent Oil & Gas Properties, LLC
LEASE DATE:	June 11, 2010
RECORDING:	Volume: 279 Page: 360 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 18, and 19 League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12 and 19, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Mike L. Varnadore
LESSEE:	Transcendent Oil & Gas Properties, LLC
LEASE DATE:	August 4, 2010
RECORDING:	Volume: 279, Page: 802 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 18, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Mike L. Varnadore
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 289, Page: 4 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 18, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 6 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289, Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 23, and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 12, 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Stanley E. Adams, Jr., Trustee, U/W/O S. E. Adams, Sr., and Elsie Adams
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 3, 2011
RECORDING:	Volume: 301, Page: 235 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 18, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Sharon Wasson McMillian as Trustee of the Leta E. Wasson Family Trust - 1987
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2011
RECORDING:	Volume: 313, Page: 313 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 18, League 259, Borden County School Lands, Martin County, Texas

Tract 13 – Labor 24, League 259, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Iris Wade Jones
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 782 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, and All of Labors 16, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 6 and 7, League 260, and all of Labors 16 and 23, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Venita Wade Loftin, Steven Wade, and Brenton Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 787 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, and All of Labors 16, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 6 and 7, League 260, and all of Labors 16 and 23, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Elnora Phillip
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 777 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, and All of Labors 16, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 6 and 7, League 260, and all of Labors 16 and 23, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Mary Gail Martin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 6, 2011
RECORDING:	Volume: 313 Page: 774 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Hair Family, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2011
RECORDING:	Volume: 309 Page: 274 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Avalon Royalty, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2011
RECORDING:	Volume: 309 Page: 270 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Haven Mineral and Royalty Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2011
RECORDING:	Volume: 314 Page: 317 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Joe Albert McPeak
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 6, 2011
RECORDING:	Volume: 309 Page: 266 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Charles R. Wiggins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 10, 2010
RECORDING:	Volume: 294 Page: 71 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Cynthia L. Boris
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2011
RECORDING:	Volume: 312 Page: 257 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Randy Drum, Guardian of the Estate of Gaynelle Drum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 772 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, and All of Labors 16, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 6 and 7, League 260, and all of Labors 16 and 23, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289 Page: 1 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 19, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 12, 16, 18, 19, and 23 League 259, Borden County School Land, Martin County, Texas

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289 Page: 9 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 19, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 12, 16, 18, 19, and 23 League 259, Borden County School Land, Martin County, Texas

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 21, 2010
RECORDING:	Volume: 289 Page: 6 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 12, 16, 18, 19, 23, and 24, League 259, Borden County School Land, Martin County, Texas
Save and Except all of Labors 12, 16, 18, 19, and 23 League 259, Borden County School Land, Martin County, Texas

LESSOR:	Katherine Estelle Stary, individually and as remainderman under the Life Estate of Vivian Middlebrook Hardman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 9, 2013
RECORDING:	Volume: 383 Page: 622 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	James Randolph Hardman, individually and as remainderman under the Life Estate of Vivian Middlebrook Hardman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 9, 2013
RECORDING:	Volume: 384 Page: 418 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Barbara Jane Ashby, individually and as remainderman under the Life Estate of Vivian Middlebrook Hardman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 9, 2013
RECORDING:	Volume: 383 Page: 619 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

LESSOR:	Vivian Middlebrook Hardman, Life Estate, remaindermen Barbara Jane Ashby, James Randolph Hardman and Katherine Estelle Stary
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 9, 2013
RECORDING:	Volume: 383 Page: 616 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labor 24, League 259, Borden County School Land, Martin County, Texas

Tract 14 – Labor 6, League 260, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Randy Drum, Guardian of the Estate of Gaynelle Drum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 722 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Elnora Phillips, a widow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 777 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Iris Wade Jones
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 782 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Venita Wade Loftin, Steven Wade, and Brenton Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 787 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 15, 2010
RECORDING:	Volume: 289, Page: 12 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands, Martin County, Texas
Save and except Labor 7, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 15, 2010
RECORDING:	Volume: 289, Page: 15 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands, Martin County, Texas
Save and except Labor 7, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 15, 2010
RECORDING:	Volume: 289, Page: 18 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands, Martin County, Texas
Save and except Labor 7, League 259, Borden County School Lands, Martin County, Texas

Tract 15 – Labor 7, League 260, Borden County School Lands, Martin County, Texas

Leases:

LESSOR:	Randy Drum, Guardian of the Estate of Gaynelle Drum
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 722 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Elnora Phillips, a widow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288 Page: 777 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Iris Wade Jones
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 782 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Venita Wade Loftin, Steven Wade, and Brenton Wade
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 15, 2010
RECORDING:	Volume: 288, Page: 787 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands; and All of Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas
Save and except Labors 16, 23 and 24, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Jerry Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 15, 2010
RECORDING:	Volume: 289, Page: 12 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands, Martin County, Texas
Save and except Labor 6, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	Laura Robason
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 15, 2010
RECORDING:	Volume: 289, Page: 15 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands, Martin County, Texas
Save and except Labor 6, League 259, Borden County School Lands, Martin County, Texas

LESSOR:	James Mitchell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 15, 2010
RECORDING:	Volume: 289, Page: 18 of the Official Public Records of Martin County, Texas
DESCRIPTION:	All of Labors 6 and 7, League 260, Borden County School Lands, Martin County, Texas
Save and except Labor 6, League 259, Borden County School Lands, Martin County, Texas

Tract 16 – West 168 acres in the North Half (N/2) of Section 6, Block 36, Township 3 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	Ralph Williams
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 3, 2010
RECORDING:	Volume: 281, Page: 391 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/168 acres of the N/2 of Section 6, Block 36, T-3-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Wayne Koehler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2010
RECORDING:	Volume: 282, Page: 339 of the Official Public Records of Martin County, Texas
DESCRIPTION:	W/168 acres of the N/2 of Section 6, Block 36, T-3-N, T & P Ry Co. Survey, Martin County, Texas

Tract 17 – Southeast Quarter (SE/4) of Section 26, Block 36, Township 1 North, T&P RR Co. Survey, Martin County, Texas

Leases:

LESSOR:	D. E. Richards and wife, Della Richards
LESSEE:	Kim-Brant Oil Company
LEASE DATE:	May 23, 1974
RECORDING:	Volume: 155 Page: 347 of the Official Public Records of Martin County, Texas
DESCRIPTION:	S/2 of Section 26, Block 36, T-1-N, T&P RR Co. Survey, Martin County, Texas
Save and Except the SW/4 of Section 26, Block 36, T-1-N, T&P RR Co. Survey, Martin County, Texas

Tract 18 – South Half (S/2) of the Northeast Quarter (NE/4) of Section 20, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	X. B. Cox, Jr. and wife, Melba W. Cox
LESSEE:	Murphy Minerals Corporation
LEASE DATE:	May 23, 1974
RECORDING:	Volume: 418 Page: 543 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 20, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas
Save and Except the N/2 of the NW/4 and the NE/4 of Section 20, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Chevron Acquisition Prospect

Tract 1 – Northeast Quarter (NE/4) of Section 9, Block D, L & SV RR Co. Survey, Reagan County, Texas

Leases:

LESSOR:	Renna T. Ringo, personally and as Attorney-In-Fact for Ben Milam and Lena Milam, his wife; Ed L. Ringo; Jessie Kinney and Walter Kinney; Mittie E. Odle and Walter Burton Odle; Floyd E. Ringo and Moneta Ringo; Bessie L. Parish and John Everett Parish; Preston Ellis Askew; Georgia Ola Mitchell and Frank Mitchell; Laura Rose James and Arthur James; Albert Elihue Ringo; William Leslie Ringo; Mary Robbie Alexander; Edgar Ringo; Everett Ringo; Clara Ringo Massie and Lit Massie; Bannie Ringo; Luther Ham; Clarence Ham; Ora Carrol and Charles Carrol; Mrs. Eddie Satterfield, personally and as Attorney- In-Fact for Howard Ham; Eddie Satterfield and Roy Satterfield; Berta Ella Brown; Annie Myrtle Nicholson and George Nicholson; Lealah Alice Robertson; Willie Emma Seagars and Hugh Seagars; Belvia P. Arnold and Scott Arnold; Walter Ellis Ringo and Josephine Ringo
LESSEE:	Helmerich & Payne, Inc.
LEASE DATE:	May 4, 1948
RECORDING:	Volume: 30 Page: 227 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 of Section 9, Block D, L & SV RR Co. Survey, Reagan County, Texas

Tract 2 – Northeast Quarter (NE/4) of Section 8, Block D, L & SV RR Co. Survey, Reagan County, Texas

Leases:

LESSOR:	Renna T. Ringo, personally and as Attorney-In-Fact for Ben Milam and Lena Milam, his wife; Ed L. Ringo; Jessie Kinney and Walter Kinney; Mittie E. Odle and Walter Burton Odle; Floyd E. Ringo and Moneta Ringo; Bessie L. Parish and John Everett Parish; Preston Ellis Askew; Georgia Ola Mitchell and Frank Mitchell; Laura Rose James and Arthur James; Albert Elihue Ringo; William Leslie Ringo; Mary Robbie Alexander; Edgar Ringo; Everett Ringo; Clara Ringo Massie and Lit Massie; Bannie Ringo; Luther Ham; Clarence Ham; Ora Carrol and Charles Carrol; Mrs. Eddie Satterfield, personally and as Attorney- In-Fact for Howard Ham; Eddie Satterfield and Roy Satterfield; Berta Ella Brown; Annie Myrtle Nicholson and George Nicholson; Lealah Alice Robertson; Willie Emma Seagars and Hugh Seagars; Belvia P. Arnold and Scott Arnold; Walter Ellis Ringo and Josephine Ringo
LESSEE:	Helmerich & Payne, Inc.
LEASE DATE:	May 4, 1948
RECORDING:	Volume: 30 Page: 227 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 of Section 8, Block D, L & SV RR Co. Survey, Reagan County, Texas

Tract 3 – Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

Leases:

LESSOR:	McAlester Fuel Company
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 121 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	W. J. Goldston; William J. Goldston, Jr., and Joseph C. Goldston, Trustees; Gloria Goldston King and husband Allan C. King; J. C. Goldston and First City National Bank of Houston, Trustees of the Jeanne Goldston Kies Trust
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 110 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	Sand Springs Home
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	February 1, 1966
RECORDING:	Volume: 98 Page: 370 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	Clara P. Butcher, a widow
LESSEE:	Max H. Christensen
LEASE DATE:	November 20, 1965
RECORDING:	Volume: 97 Page: 37 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	Aberdeen Petroleum Corporation
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	November 7, 1965
RECORDING:	Volume: 96 Page: 287 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	Nancy Zoe Goldston Herpin and Patti Lynn Goldston Mayfield
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 116 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	Colorado Oil and Gas Corporation
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	December 7, 1965
RECORDING:	Volume: 96 Page: 288 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

LESSOR:	Myrtle McMaster
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	September 1, 1965
RECORDING:	Volume: 95 Page: 388 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	Section 4, Block A, EL & RR RR Co. Survey, Reagan County, Texas

Tract 4 – East 102 Acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

Leases:

LESSOR:	Sand Springs Home
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	February 1, 1966
RECORDING:	Volume: 98 Page: 371 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	Clara P. Butcher, a widow
LESSEE:	Max H. Christensen
LEASE DATE:	November 20, 1965
RECORDING:	Volume: 97 Page: 381 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	Colorado Oil & Gas Corporation
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	December 7, 1965
RECORDING:	Volume: 96 Page: 291 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	Aberdeen Petroleum Corporation
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	November 7, 1965
RECORDING:	Volume: 96 Page: 289 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	Mrs. Ona Wells, a widow
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	September 1, 1965
RECORDING:	Volume: 95 Page: 393 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	McAlester Fuel Company
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 121 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	W. J. Goldston; William J. Goldston, Jr., and Joseph C. Goldston, Trustees; Gloria Goldston King and husband Allan C. King; J. C. Goldston and First City National Bank of Houston, Trustees of the Jeanne Goldston Kies Trust
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 110 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

LESSOR:	Nancy Zoe Goldston Herpin and Patti Lynn Goldston Mayfield
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 116 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	E/102 acres of Section 10 & All of Section 11, Block O, TC RR Co. Survey, Reagan County, Texas

Tract 5 – 348 Acre Tract out of the North Half (N/2) of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

Leases:

LESSOR:	Colorado Oil & Gas Corporation
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	December 7, 1965
RECORDING:	Volume: 96 Page: 293 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	Earl E. Cook
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	November 18, 1965
RECORDING:	Volume: 96 Page: 5 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	Aberdeen Petroleum Corporation
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	December 7, 1965
RECORDING:	Volume: 96 Page: 292 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	Thomas E. Cook; Addie Lee Cook Davis and husband G. O. Davis
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	September 2, 1965
RECORDING:	Volume: 95 Page: 398 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	Sand Springs Home
LESSEE:	Pan American Petroleum Corporation
LEASE DATE:	February 1, 1966
RECORDING:	Volume: 98 Page: 373 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	Clara P. Butcher
LESSEE:	Max H. Christensen
LEASE DATE:	November 20, 1965
RECORDING:	Volume: 97 Page: 383 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	McAlester Fuel Company
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 121 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	W. J. Goldston; William J. Goldston, Jr., and Joseph C. Goldston, Trustees; Gloria Goldston King and husband Allan C. King; J. C. Goldston and First City National Bank of Houston, Trustees of the Jeanne Goldston Kies Trust
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 110 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

LESSOR:	Nancy Zoe Goldston Herpin and Patti Lynn Goldston Mayfield
LESSEE:	The Desana Corporation
LEASE DATE:	November 12, 1971
RECORDING:	Volume: 127 Page: 116 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	348 acres out of the N/2 of Section 9 & Part of Section 10, Block O, TC & RR Co. Survey, Reagan County, Texas

Badger Deep Prospect

Tract 1 – Northwest Quarter (NW/4) and South Half (S/2) of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	George E. Atkins, Jr. Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Rankin-Williams
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 1, 2011
RECORDING:	Volume: 851 Page: 69 of the Official Public Records of Upton County Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John Homer Rankin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 105 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, J.P. Morgan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 850 Page: 377 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Rebecca “Becky” Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ralph H. Daugherty, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 141 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Jan Daugherty Kemp
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 133 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Angle Oil Co.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 10, 2011
RECORDING:	Volume: 854 Page: 294 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James I. Riddle, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE	January 31, 2011
RECORDING:	Volume: 851 Page: 84 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jane R. Lancaster
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2011
RECORDING:	Volume: 863 Page: 414 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lemoyne Harper Odell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 851 Page: 80 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy K. Hargrove
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 850 Page: 405 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Cynthia Harper Murchison
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 851 Page: 72 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Henry and Lucy Moses Foundation Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 363 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Robert Pollard
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 402 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jennifer Holmes Chandler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 414 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John T. Holmes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 406 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Julie Holmes Hanson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 418 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lucy G. Moses Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 367 the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Patricia Ann St. Clair
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 394 the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Priest Family First LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 854 Page: 307 the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume: 866 Page: 139 the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sammie Jo Burleson Lane
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 398 the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William L. Hernstadt Estate Trusts
LESSEE:	Parsley Energy, L.P.
LEASE DATE	July 25, 2011
RECORDING:	Volume: 857 Page: 371 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	AMGAS Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE	March 1, 2011
RECORDING:	Volume: 850 Page: 397 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 18, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 2 – West Half (W/2) and the Southeast Quarter (SE/4) of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	George E. Atkins, Jr. Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, J.P. Morgan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 377 Page: 55 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Rebecca “Becky” Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 125 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Happy State Bank, Trustee for the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 31, 2011
RECORDING:	Volume: Page: of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	N. S. Marrow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 93 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Moore-Burrow, LTD
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 29, 2010
RECORDING:	Volume: 847 Page: 53 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Worsham Family Limited Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 83 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 18, 2011
RECORDING:	Volume: 851 Page: 76 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 21, 2011
RECORDING:	Volume: 854 Page: 304 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ravco Properties, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 23, 2010
RECORDING:	Volume: 847 Page: 66 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	R.H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 23, 2010
RECORDING:	Volume: 847 Page: 61 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Bank of America, N.A., Trustee of the Patricia Hoffman Clark Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 29, 2011
RECORDING:	Volume: 855 Page: 603 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 12, 2010
RECORDING:	Volume: 847 Page: 71 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 14, 2011
RECORDING:	Volume: 850 Page: 401 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lualice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 13, 2010
RECORDING:	Volume: 841 Page: 121 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	PEC Minerals, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 25, 2011
RECORDING:	Volume: 854 Page: 302 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume: 866 Page: 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 24, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 3 – West Half (W/2) and Southeast Quarter (SE/4) of Section 30, Block 38, T-5-S, T&P RR Co. Survey Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	George E. Atkins, Jr. Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, J.P. Morgan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Rebecca “Becky” Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Angle Oil Co
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 10, 2011
RECORDING:	Volume: 854 Page: 294 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Black Gold Royalty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 165 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ralph H. Daugherty, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 141 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Jan Daugherty Kemp
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 133 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James I. Riddle, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 31. 2011
RECORDING:	Volume: 851 Page: 84 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jane R. Lancaster
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2011
RECORDING:	Volume: 393 Page: 55 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lemoyne H. Odell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 851 Page: 80 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy K. Hargrove
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 850 Page: 405 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	AMGAS Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 850 Page: 397 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Cynthia Harper Murchison
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 851 Page: 727 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Priest Family First LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 854 Page: 307 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume: 866 Page: 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sammie Jo Burleson Lane
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 398 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	E. Hunter Stone II Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 6, 2011
RECORDING:	Volume: 859 Page: 44 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Rankin Williams
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 1, 2011
RECORDING:	Volume: 851 Page: 69 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Henry and Lucy Moses Foundation Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 363 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Robert Pollard
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 402 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jennifer Holmes Chandler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 414 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John Ann Lowery Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2011
RECORDING:	Volume: 863 Page: 390 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John Homer Rankin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 105 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John T. Holmes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 406 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Julie Holmes Hanson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 418 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lucy G Moses Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 367 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Patricia Ann St. Clair
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 394 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William L. Hernstadt Estate Trusts
LESSEE:	Parsley Energy, L.P.
LEASE DATE	July 25, 2011
RECORDING:	Volume: 857 Page: 371 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Noble Royalty Access Fund III, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2012
RECORDING:	Volume: 877 Page: 43 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Noble Royalty Access Fund IV, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2012
RECORDING:	Volume: 877 Page: 53 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Noble Royalty Access Fund V, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 1, 2012
RECORDING:	Volume: 877 Page: 63 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 and SE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Dusek North Prospect

Tract 1 – South Half (S/2) and Northeast Quarter (NE/4) of Section 44, Block 39, Township 4 South, T&P RR Co Survey, Midland & Upton Counties, Texas

Leases:

LESSOR:	Pearl M. Skaggs et al
LESSEE:	Roy Parker
LEASE DATE:	April 22, 1955
RECORDING:	Volume 228 Page 105 of the Official Public Records of Upton County, Texas
Volume 231 Page 307 of the Official Public Records of Midland County, Texas
DESCRIPTION:	S/2 and NE/4 of Section 44, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas

Tract 2 – North Half (N/2) and Southwest Quarter (SW/4) of Section 45, Block 39, Township 4 South, T&P RR Co Survey, Midland & Upton Counties, Texas

Leases:

LESSOR:	Pearl M. Skaggs et al
LESSEE:	Roy Parker
LEASE DATE:	April 22, 1955
RECORDING:	Volume 228 Page 105 of the Official Public Records of Upton County, Texas
Volume 231 Page 307 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/2 and SW/4 of Section 45, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas

Tract 3 – North Half (N/2) and Southwest Quarter (SW/4) of Section 4, Block 39, Township 5 South, T&P RR Co Survey, Upton County, Texas

Leases:

LESSOR:	Pearl M. Skaggs et al
LESSEE:	Roy Parker
LEASE DATE:	April 22, 1955
RECORDING:	Volume 228 Page 105 of the Official Public Records of Upton County, Texas
Volume 231 Page 307 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/2 and SW/4 of Section 4, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas

Spraberry Energy Prospect

Tract 1 – Southwest Quarter (SW/4) of Section 11, Block 40, Township 5 South, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	J.E. and L.E. Mabee Foundation, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 15, 2010
RECORDING:	Volume: 851 Page: 6 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	LOMOCO, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 5, 2011
RECORDING:	Volume: 850 Page: 893 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Bank of America, N.A., Agent for the Carl B. and Florence E. King Foundation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 15, 2011
RECORDING:	Volume: 851 Page: 11 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Wilco Western, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 28, 2010
RECORDING:	Volume: 851 Page: 1 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	A. Starke Taylor
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 25, 2011
RECORDING:	Volume: 854 Page: 342 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Pine Oil & Gas, Ltd. and Duffy Oil & Gas, Inc., G.P.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 12, 2011
RECORDING:	Volume: 854 Page: 334 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sugarberry Oil & Gas Corporation and Palinbeck Corporation
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 24, 2011
RECORDING:	Volume: 851 Page: 21 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James M. Kramer Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 18, 2010
RECORDING:	Volume: 854 Page: 330 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Peter Niles Zapffe
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 27, 2012
RECORDING:	Volume: 874 Page: 261 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Carolyn B. Taylor
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 27, 2012
RECORDING:	Volume: 874 Page: 265 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	701 Family, L.P.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 18, 2010
RECORDING:	Volume: 854 Page: 326 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 Section 11, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 2 – Northeast Quarter (NE/4) of Section 30, Block 38, Township 5 South, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	George E. Atkins, Jr. Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Rankin-Williams
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 1, 2011
RECORDING:	Volume: 851 Page: 69 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John Homer Rankin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 105 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, J.P. Morgan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Rebecca “Becky” Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Angle Oil Co.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 10, 2011
RECORDING:	Volume: 854 Page: 294 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Black Gold Royalty
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 165 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Ralph H. Daugherty, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 141 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy Jan Daugherty Kemp
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 133 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James I. Riddle, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 2, 20011
RECORDING:	Volume: 851 Page: 84 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jane R. Lancaster
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2011
RECORDING:	Volume: 850 Page: 393 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lemoyne H. Odell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 851 Page: 80 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Nancy K. Hargrove
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2011
RECORDING:	Volume: 850 Page: 405 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	AMGAS Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Volume: 850 Page: 397 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Cynthia Harper Murchison
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 10, 2010
RECORDING:	Volume: 418 Page: 55 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	E Hunter Stone II Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 6, 2011
RECORDING:	Volume: 859 Page: 44 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Henry and Lucy Moses Foundation Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 363 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jennifer Holmes Chandler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 414 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Robert Pollard
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 402 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John Ann Lowery Lewis
LESSEE:	Parsley Energy, L.P.
LEASE DATE	September 7, 2011
RECORDING:	Volume: 863 Page: 390 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	John T. Holmes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 406 of the Official Public Records of Upton County
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Julie Holmes Hanson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 418 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lucy G. Moses Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 367 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Patricia Ann St. Clair
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 394 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Priest Family First LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 18, 2011
RECORDING:	Volume: 854 Page: 307 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume: 866 Page: 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sammie Jo Burleson Lane
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 10, 2011
RECORDING:	Volume: 863 Page: 398 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William L. Hernstadt Estate Trusts
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2011
RECORDING:	Volume: 857 Page: 371 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 30, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 3 – Section 22, Block 39, Township 5 South, T&P RR Co. Survey, save and except 2.01 acres off West side, Upton County, Texas

Leases:

LESSOR:	John F. Prince
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 14, 2011
RECORDING:	Volume: 854 Page: 270 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Sara J. Prince Anastoplo
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 18, 2011
RECORDING:	Volume: 854 Page: 274 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	C.E. Prince, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 18, 2011
RECORDING:	Volume: 854 Page: 278 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen C. Prince Furlong
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 18, 2011
RECORDING:	Volume: 854 Page: 282 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 125 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	David Crocker, Individually and as Independent Executor of the Estate of Elizabeth Sackett Crocker and Samuel Crocker, Individually and as Independent Executor of the Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 18, 2011
RECORDING:	Volume: 851 Page: 76 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 14, 2011
RECORDING:	Volume: 850 Page: 401 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 12, 2010
RECORDING:	Volume: 847 Page: 71 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 21, 2011
RECORDING:	Volume: 854 Page: 304 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Worsham Family Limited Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 83 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	N.S. Marrow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 93 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Patricia Hoffman Clark Trust U/A, Bank of America, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 855 Page: 603 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Happy State Bank, Trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 31, 2011
RECORDING:	Volume: 850 Page: 389 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, J.P. Morgan
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 850 Page: 377 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Rebecca “Becky” Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	George E. Atkins, Jr. Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas, as to those depths below 8,500 feet.

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Fort Worth Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 11, 2012
RECORDING:	Volume: 866 Page: 122 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Gas Investors Group, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 11, 2012
RECORDING:	Volume: 866 Page: 127 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Mary Eugenia Britton, individually and as Trustee of the Britton Family Trust U/W/O J. C. Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 8, 2011
RECORDING:	Volume: 866 Page: 131 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 8, 2011
RECORDING:	Volume: 866 Page: 135 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 29, 2010
RECORDING:	Volume: 847 Page: 53 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 22 SAE 2.01 acres off west side, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas
Amendment adding this property to above lease filed for record Vol: 881 Pg: 640, Upton County, Texas

Tract 3 – Southwest Quarter (SW/4) of Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

Leases:

LESSOR:	Blackstone Natural Resources I, LP by its general partner, BSAPI GP LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 16, 2009
RECORDING:	Volume: 822 Page: 582 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 of Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

LESSOR:	William P. Oliver
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2009
RECORDING:	Volume: 821 Page: 491 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 of Section 1, Block K, P.T. Irrigation Co. Survey, Upton County, Texas

Tract 5 – Northeast Quarter (NE/4) of Section 9, Block D, D & W Ry. Survey, Reagan County, Texas

Leases:

LESSOR:	Windell A. Thomason, individually and as trustee of the Barbara A. Thomason Tax Free Trust
LESSEE:	Charles R. Qualia
LEASE DATE:	May 11, 2011
RECORDING:	Volume: 133 Page: 208 of the Official Public Records of Reagan County, Texas
DESCRIPTION:	NE/4 of Section 9, Block D, D & W Ry. Survey, Reagan County, Texas

Big Wheel Prospect

Tract 1 – League 267, Moore County School Land, Labors 1 and 10, Dawson County, Texas; League 268, Moore County School Land, All of Labors 3, 4, 5, 7, S/55.72 acres of Labor 10; all of Labor 11; E/48.56 acres of the S/2 of Labor 12; all of Labor 14; N/2 of Labor 17; all of Labors 19, 20, 21, 22, Dawson County, Texas

Leases:

LESSOR:	Donnell Echols; Sharla Echols, wife of Donnell Echols; Gloria Echols Johnson; Robert Lee Johnson, husband of Gloria Echols Johnson
LESSEE:	Roden Oil Company
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 619 Page: 116 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	League 267, Moore County School Land, Labors 1 and 10, Dawson County, Texas; League 268, Moore County School Land, All of Labors 3, 4, 5, 7, S/55.72 acres of Labor 10; all of Labor 11; E/48.56 acres of the S/2 of Labor 12; all of Labor 14; N/2 of Labor 17; all of Labors 19, 20, 21, 22, Dawson County, Texas

LESSOR:	James C. Brown, Trustee
LESSEE:	Roden Oil Company
LEASE DATE:	March 26, 2009
RECORDING:	Volume: 619 Page: 125 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	League 267, Moore County School Land, Labors 1 and 10, Dawson County, Texas; League 268, Moore County School Land, All of Labors 3, 4, 5, 7, S/55.72 acres of Labor 10; all of Labor 11; E/48.56 acres of the S/2 of Labor 12; all of Labor 14; N/2 of Labor 17; all of Labors 19, 20, 21, 22, Dawson County, Texas

LESSOR:	Cal Farley’s Boys Ranch Foundation
LESSEE:	Roden Oil Company
LEASE DATE:	June 1, 2008
RECORDING:	Volume: 607 Page: 029 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	League 267, Moore County School Land, Labors 1 and 10, Dawson County, Texas; League 268, Moore County School Land, All of Labors 3, 4, 5, 7, S/55.72 acres of Labor 10; all of Labor 11; E/48.56 acres of the S/2 of Labor 12; all of Labor 14; N/2 of Labor 17; all of Labors 19, 20, 21, 22, Dawson County, Texas

LESSOR:	Jack Estes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2012
RECORDING:	Volume: 687 Page: 383 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	League 267, Moore County School Land, Labor 10, Dawson County, Texas

COP Prospect

Tract 1 – West Half (W/2) of Southeast Quarter (SE/4) of Section 40, Block 36, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Josephine R. Grisham, joined pro forma by her husband, M. A. Grisham
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 132 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 33, all of Section 28, the S/2 of Section 16, the SE/4 of Section 21, the N/2 of Section 40, the W/2 of SE/4 of Section 40, the N/2 of Section 48 and the SE/4 of Section 38, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Jocelyn McAlpine Greeman, joined pro forma by her husband, Walter Greeman
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 138 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 33, all of Section 28, the S/2 of Section 16, the SE/4 of Section 21, the N/2 of Section 40, the W/2 of SE/4 of Section 40, the N/2 of Section 48 and the SE/4 of Section 38, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Tract 2 – North Half (N/2) of Southeast Quarter (SE/4) of Section 21, Block 36, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Josephine R. Grisham, joined pro forma by her husband, M. A. Grisham
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 132 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 33, all of Section 28, the S/2 of Section 16, the SE/4 of Section 21, the N/2 of Section 40, the W/2 of SE/4 of Section 40, the N/2 of Section 48 and the SE/4 of Section 38, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Jocelyn McAlpine Greeman, joined pro forma by her husband, Walter Greeman
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 138 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 33, all of Section 28, the S/2 of Section 16, the SE/4 of Section 21, the N/2 of Section 40, the W/2 of SE/4 of Section 40, the N/2 of Section 48 and the SE/4 of Section 38, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Tract 3 – South Half (S/2) of Southeast Quarter (SE/4) of Section 39, Block 36, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Josephine R. Grisham, joined pro forma by her husband, M. A. Grisham
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 129 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 39, all of Section 29, the E/2 of Section 30, the S/2 of Section 32, the S/2 of Section 37, the S/2 of SE/4 of Section 39, the N/4 of Section 31 and the S/2 of Section 20, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Jocelyn McAlpine Greeman, joined pro forma by her husband, Walter Greeman
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 141 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 39, all of Section 29, the E/2 of Section 30, the S/2 of Section 32, the S/2 of Section 37, the S/2 of SE/4 of Section 39, the N/4 of Section 31 and the S/2 of Section 20, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Tract 4 – South Half (S/2) of Northwest Quarter (NW/4) and North Half (N/2) of Southwest Quarter (SW/4) of Section 47, Block 35, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Kentex Mineral Company
LESSEE:	Harold R. Hart
LEASE DATE:	March 14, 1984
RECORDING:	Volume: 239 Page: 263 of the Deed Records of Martin County, Texas
DESCRIPTION:	S/2 of NW/4 and the N/2 of SW/4 of Section 47, Block 35, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Tract 5 – East Half (E/2) of Southeast Quarter (SE/4) of Section 23, Block 36, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Josephine R. Grisham, joined pro forma by her husband, M. A. Grisham
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 135 of the Deed Records of Martin County, Texas
DESCRIPTION:	NW/4 of Section 34, all of Section 27, all of Section 22, the SE/4 of Section 34, the NE/4 of Section 14, the SW/4 of Section 14, the SE/4 of Section 23, the W/2 of SW/4 of Section 23 and the S/2 of Section 48, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Jocelyn McAlpine Greeman, joined pro forma by her husband, Walter Greeman
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 144 of the Deed Records of Martin County, Texas
DESCRIPTION:	NW/4 of Section 34, all of Section 27, all of Section 22, the SE/4 of Section 34, the NE/4 of Section 14, the SW/4 of Section 14, the SE/4 of Section 23, the W/2 of SW/4 of Section 23 and the S/2 of Section 48, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Tract 6 – West 200 acres (W/200) of North Half (N/2) of Section 2, Block 36, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Steve Fryar
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 16, 2012
RECORDING:	Volume: 345 Page: 241 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 481 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Michael K. Fryar
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 25, 2012
RECORDING:	Volume: 345 Page: 244 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 478 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Kevin Dale Fryar
LESSEE:	Parsley Energy, L.P.
LEASE DATE	July 16, 2012
RECORDING:	Volume: 345 Page: 247 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 466 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the West 200 acres of the North Half (N/2) of Section 2, Block 36, Township 1 North, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Danny Fryar
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 16, 2012
RECORDING:	Volume: 345 Page: 250 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 463 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Ronda Lynn Klein
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 16, 2012
RECORDING:	Volume: 345 Page: 253 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 469 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Sharron Joyce Odom
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 16, 2012
RECORDING:	Volume: 345 Page: 256 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 475 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Charlotte Ann White
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 16, 2012
RECORDING:	Volume: 345 Page: 259 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 472 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Carolyn Sue Reynolds
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 16, 2012
RECORDING:	Volume: 345 Page: 662 of the Official Public Records of Martin County, Texas
AMENDMENT:	Volume: 379 Page: 460 of the Official Public Records of Martin County, Texas
DESCRIPTION:	As amended, the W/200 of the N/2 of Section 2, Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Tract 7 – Northeast Quarter (NE/4) and Southwest Quarter (SW/4) of Section 14, Block 36, Township 1 North, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Josephine R. Grisham, joined pro forma by her husband, M. A. Grisham
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 135 of the Deed Records of Martin County, Texas
DESCRIPTION:	NW/4 of Section 34, all of Section 27, all of Section 22, the SE/4 of Section 34, the NE/4 and SW/4 of Section 14, the SE/4 of Section 23, the W/2 of SW/4 of Section 23 and the S/2 of Section 48, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

LESSOR:	Jocelyn McAlpine Greeman, joined pro forma by her husband, Walter Greeman
LESSEE:	Delaware Basin Properties, Inc.
LEASE DATE:	August 4, 1971
RECORDING:	Volume: 138 Page: 144 of the Deed Records of Martin County, Texas
DESCRIPTION:	NW/4 of Section 34, all of Section 27, all of Section 22, the SE/4 of Section 34, the NE/4 and SW/4 of Section 14, the SE/4 of Section 23, the W/2 of SW/4 of Section 23 and the S/2 of Section 48, all in Block 36, T-1-N, T&P Ry Co. Survey, Martin County, Texas

Junction Boy Prospect

Tract 1 – Southwest Quarter (SW/4) Section 22, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Southwest Quarter (SW/4) Section 22, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 2 – North-half of the Southwest Quarter (N/2 SW/4) Section 23, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	North-half of the Southwest Quarter (N/2 SW/4) Section 23, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 3 – South-half of the Southwest Quarter (S/2 SW/4) Section 23, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	South-half of the Southwest Quarter (S/2 SW/4) Section 23, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 4 – Southwest Quarter (SW/4) Section 27, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Southwest Quarter (SW/4) Section 27, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 5 – Northeast Quarter (NE/4) Section 40, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Northeast Quarter (NE/4) Section 40, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 6 – Southwest Quarter (SW/4) Section 45, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Southwest Quarter (SW/4) Section 45, Block 38, T-5-S, T&P RR Co. Survey, Upton County, Texas

Tract 7 – Northwest Quarter (NW/4) Section 1, Block M, EL& RR RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Ray R. Barrett, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2012
RECORDING:	Volume: 875 Page: 693 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Northwest Quarter (NW/4) Section 1, Block M, EL& RR RR Co. Survey, Upton County, Texas

Non-Package

Tract 1 – SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Jr., Trustee
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 627 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 631 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	December 14, 2011
RECORDING:	Volume: 864 Page: 492 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 635 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 842 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 867 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 866 Page: 798 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal and wife, Barbara J. Neal
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 21, 2012
RECORDING:	Volume: 866 Page: 794 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	James H. Neal, Trustee of the J. H. Neal Revocable Family Mineral Trust, dated November 23, 2010
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 14, 2012
RECORDING:	Volume: 866 Page: 86 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 21, 2012
RECORDING:	Volume: 866 Page: 802 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Ratliff Huckaby
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 21, 2012
RECORDING:	Volume: 867 Page: 829 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 134 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust Dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 138 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Dororthy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 122 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 165 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 10, 2012
RECORDING:	Volume: 871 Page: 5 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A. Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Volume: 870 Page: 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 867 Page: 114 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2012
RECORDING:	Volume: 870 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	BOKF, NA, Successor in interest to Bank of Texas, N.A., as agent for Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 29, 2012
RECORDING:	Volume: 869 Page: 850 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 250 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 5, 2012
RECORDING:	Volume: 886 Page: 649 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	October 14, 2012
RECORDING:	Volume: 880 Page: 623 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd. And Worsham Family Limited Partnership, by Worsham-Burrow Properties, LLC, agent
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2013
RECORDING:	Volume: 893 Page: 312 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, N. A., Trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2013
RECORDING:	Volume: 900 Page: 734 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker, deceased
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 27, 2013
RECORDING:	Volume: 902 Page: 461 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 Section 16, Block 39, T-5-S, Upton County, Texas

Tract 2 – N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Jr., Trustee
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 627 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 631 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	December 14, 2011
RECORDING:	Volume: 864 Page: 492 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 635 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	January 2, 2012
RECORDING:	Volume: 865 Page: 842 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 867 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 866 Page: 798 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal and wife, Barbara J. Neal
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 21, 2012
RECORDING:	Volume: 866 Page: 794 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	James H. Neal, Trustee of the J. H. Neal Revocable Family Mineral Trust, dated November 23, 2010
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 14, 2012
RECORDING:	Volume: 866 Page: 86 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 21, 2012
RECORDING:	Volume: 866 Page: 802 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Ratliff Huckaby
LESSEE:	Mecca Exploration, LLC
LEASE DATE:	February 21, 2012
RECORDING:	Volume: 867 Page: 829 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 134 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust Dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 138 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Dororthy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 122 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 165 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 10, 2012
RECORDING:	Volume: 871 Page: 5 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A. Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Volume: 870 Page: 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 867 Page: 114 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2012
RECORDING:	Volume: 870 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	BOKF, NA, Successor in interest to Bank of Texas, N.A., as agent for Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 29, 2012
RECORDING:	Volume: 869 Page: 850 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 250 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 5, 2012
RECORDING:	Volume: 886 Page: 649 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 1, 2012
RECORDING:	Volume: 879 Page: 731 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Charline Wood Johnson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 28, 2012
RECORDING:	Volume: 874 Page: 269 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd. And Worsham Family Limited Partnership, by Worsham-Burrow Properties, LLC, agent
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2013
RECORDING:	Volume: 893 Page: 312 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, N. A., Trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2013
RECORDING:	Volume: 900 Page: 734 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 19, 2013
RECORDING:	Volume: 898 Page: 159 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker, deceased
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 27, 2013
RECORDING:	Volume: 902 Page: 461 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SW/4 Section 16, Block 39, T-5-S, Upton County, Texas

Tract 3 – Section 26, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 125 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	David Crocker, individually and as independent executor of the Estate of Elizabeth Sackett Crocker; Samuel Crocker, individually and as independent executor of the Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 18, 2011
RECORDING:	Volume: 851 Page: 76 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 31, 2011
RECORDING:	Volume: 850 Page: 389 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 14, 2011
RECORDING:	Volume: 850 Page: 401 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 12, 2010
RECORDING:	Volume: 847 Page: 71 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 21, 2010
RECORDING:	Volume: 854 Page: 304 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 93 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Patricia Hoffman Clark Trust U/A, Bank of America, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 855 Page: 603 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 29, 2010
RECORDING:	Volume: 847 Page: 53 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 850 Page: 377 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 23, 2010
RECORDING:	Volume: 847 Page: 61 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Fred W. Shield & Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 25, 2011
RECORDING:	Volume: 854 Page: 290 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Michael Glenn Anderson and Donna Michaelle Anderson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 19, 2011
RECORDING:	Volume: 854 Page: 266 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Melinda Anderson Cates
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 19, 2011
RECORDING:	Volume: 863 Page: 386 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Phillip Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 17, 2012
RECORDING:	Volume: 866 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Blake Trust, Cornelia C. Blake, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 18, 2012
RECORDING:	Volume: 872 Page: 877 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Douglas Hillhouse, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 17, 2012
RECORDING:	Volume: 872 Page: 105 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Worsham Family Limited Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 83 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume: 866 Page: 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	George S. Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 26, 2012
RECORDING:	Volume: 880 Page: 261 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rockhound Resources, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 19, 2012
RECORDING:	Volume: 880 Page: 642 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Charles Frederick Berger
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 19, 2012
RECORDING:	Volume: 881 Page: 641 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Sarah Majors Woodward
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 24, 2012
RECORDING:	Volume: 882 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Singleton Family Partners
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 14, 2011
RECORDING:	Volume: 863 Page: 410 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

LESSOR:	Burlington Resources Oil & Gas Company, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE	May 1, 2013
RECORDING:	Volume: 896 Page: 820 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 26, Block 39, T-5-S, Upton County, Texas

Tract 4 – Section 28, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Lisa M. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 145 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 29, 2010
RECORDING:	Volume: 841 Page: 125 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	David Crocker, individually and as independent executor of the Estate of Elizabeth Sackett Crocker; Samuel Crocker, individually and as independent executor of the Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 18, 2011
RECORDING:	Volume: 851 Page: 76 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 31, 2011
RECORDING:	Volume: 850 Page: 389 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 14, 2011
RECORDING:	Volume: 850 Page: 401 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 12, 2010
RECORDING:	Volume: 847 Page: 71 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 21, 2010
RECORDING:	Volume: 854 Page: 304 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 93 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Patricia Hoffman Clark Trust U/A, Bank of America, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 855 Page: 603 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 29, 2010
RECORDING:	Volume: 847 Page: 53 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 286 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 21, 2011
RECORDING:	Volume: 850 Page: 377 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2011
RECORDING:	Volume: 854 Page: 298 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Michael R. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Kimberly N. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 137 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Hamilton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 113 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 109 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 161 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 23, 2010
RECORDING:	Volume: 847 Page: 61 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 18, 2010
RECORDING:	Volume: 841 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 7, 2010
RECORDING:	Volume: 841 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 14, 2010
RECORDING:	Volume: 847 Page: 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Henry Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 49 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Volume: 841 Page: 129 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 7, 2010
RECORDING:	Volume: 847 Page: 37 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Fred W. Shield & Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 25, 2011
RECORDING:	Volume: 854 Page: 290 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Michael Glenn Anderson and Donna Michaelle Anderson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 19, 2011
RECORDING:	Volume: 854 Page: 266 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Melinda Anderson Cates
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 19, 2011
RECORDING:	Volume: 863 Page: 386 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Phillip Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 17, 2012
RECORDING:	Volume: 866 Page: 117 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Blake Trust, Cornelia C. Blake, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 18, 2012
RECORDING:	Volume: 872 Page: 877 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Douglas Hillhouse, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 17, 2012
RECORDING:	Volume: 872 Page: 105 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Worsham Family Limited Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 14, 2010
RECORDING:	Volume: 841 Page: 83 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 4, 2011
RECORDING:	Volume: 866 Page: 139 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	George S. Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 26, 2012
RECORDING:	Volume: 880 Page: 261 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rockhound Resources, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 19, 2012
RECORDING:	Volume: 880 Page: 642 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Charles Frederick Berger
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 19, 2012
RECORDING:	Volume: 881 Page: 641 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Sarah Majors Woodward
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	September 24, 2012
RECORDING:	Volume: 882 Page: 41 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Singleton Family Partners
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 14, 2011
RECORDING:	Volume: 863 Page: 410 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

LESSOR:	Burlington Resources Oil & Gas Company, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2013
RECORDING:	Volume: 896 Page: 820 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 28, Block 39, T-5-S, Upton County, Texas

Tract 6 – Section 18, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 250 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	BOKF, NA, successor in interest to Bank of Texas, N.A., as agent for Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2012
RECORDING:	Volume: 870 Page: 870 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2012
RECORDING:	Volume: 870 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 454 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 1, 2012
RECORDING:	Volume: 879 Page: 731 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 868 Page: 449 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 5, 2012
RECORDING:	Volume: 886 Page: 649 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	James H. Neal, trustee of the J. H. Neal Revocable Family Mineral Trust, dated the 23rd day of November, 2010
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 433 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 486 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Volume: 870 Page: 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 867 Page: 102 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 27, 2012
RECORDING:	Volume: 868 Page: 498 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 482 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Ratliff Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 466 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 868 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 867 Page: 126 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Fort Worth Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2012
RECORDING:	Volume: 870 Page: 864 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 868 Page: 425 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton as Trustee of the Joseph C. Britton Jr. Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 868 Page: 490 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 872 Page: 101 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 867 Page: 146 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 868 Page: 478 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 28, 2012
RECORDING:	Volume: 868 Page: 437 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd. and Worsham Family Limited Partnership, by Worsham-Burrow Properties LLC, as agent
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2013
RECORDING:	Volume: 893 Page: 312 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Watermark Royalty, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 22, 2013
RECORDING:	Volume: 896 Page: 19 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, N. A., Trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2013
RECORDING:	Volume: 900 Page: 734 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 19, 2013
RECORDING:	Volume: 898 Page: 159 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker, deceased
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 27, 2013
RECORDING:	Volume: 902 Page: 461 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 18, Block 39, T-5-S, Upton County, Texas

Tract 7 – SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

Leases:

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 250 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	BOKF, NA, successor in interest to Bank of Texas, N.A., as agent for Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2012
RECORDING:	Volume: 870 Page: 870 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2012
RECORDING:	Volume: 870 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 454 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 1, 2012
RECORDING:	Volume: 879 Page: 731 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 19, 2012
RECORDING:	Volume: 868 Page: 445 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	C. E. Prince, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 11, 2012
RECORDING:	Volume: 873 Page: 393 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	John F. Prince
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 12, 2012
RECORDING:	Volume: 873 Page: 381 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	James Robert Pollard
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 14, 2012
RECORDING:	Volume: 874 Page: 246 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 5, 2012
RECORDING:	Volume: 886 Page: 649 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	James H. Neal, trustee of the J. H. Neal Revocable Family Mineral Trust, dated the 23rd day of November, 2010
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 433 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 486 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Volume: 870 Page: 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2012
RECORDING:	Volume: 868 Page: 462 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 19, 2012
RECORDING:	Volume: 869 Page: 829 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	John T. Holmes
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 18, 2012
RECORDING:	Volume: 873 Page: 401 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 482 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Julie Holmes Hanson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 18, 2012
RECORDING:	Volume: 877 Page: 566 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Ratliff Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2012
RECORDING:	Volume: 868 Page: 466 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 868 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2012
RECORDING:	Volume: 868 Page: 458 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Helen Prince Furlong
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 21, 2012
RECORDING:	Volume: 873 Page: 397 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Fort Worth Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2012
RECORDING:	Volume: 870 Page: 864 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Jennifer Holmes Chandler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 18, 2012
RECORDING:	Volume: 874 Page: 257 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 19, 2012
RECORDING:	Volume: 868 Page: 429 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton as Trustee of the Joseph C. Britton Jr. Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 19, 2012
RECORDING:	Volume: 868 Page: 494 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 19, 2012
RECORDING:	Volume: 872 Page: 93 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2012
RECORDING:	Volume: 868 Page: 470 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2012
RECORDING:	Volume: 868 Page: 474 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 14, 2012
RECORDING:	Volume: 868 Page: 441 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Sara Jacqueline Prince Anastaplo
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 11, 2012
RECORDING:	Volume: 879 Page: 719 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd. and Worsham Family Limited Partnership, by Worsham-Burrow Properties LLC, as agent
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2013
RECORDING:	Volume: 893 Page: 312 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Watermark Royalty, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 22, 2013
RECORDING:	Volume: 896 Page: 19 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Patricia Ann St. Clair
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2013
RECORDING:	Volume: 896 Page: 31 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Sammie Jo Burleson Lane
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2013
RECORDING:	Volume: 896 Page: 35 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Paul Davis, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 896 Page: 61 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Jeremiah Luttrell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 27, 2013
RECORDING:	Volume: 896 Page: 65 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Benjamin C. Griffin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 10, 2013
RECORDING:	Volume: 897 Page: 14 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	John Homer Rankin
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 2, 2013
RECORDING:	Volume: 897 Page: 18 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Broadway National Bank, Trustee of the RFM Mineral Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 22, 2013
RECORDING:	Volume: 899 Page: 443 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, N. A., Trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2013
RECORDING:	Volume: 900 Page: 734 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 19, 2013
RECORDING:	Volume: 898 Page: 159 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 27, 2013
RECORDING:	Volume: 902 Page: 461 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 Section 22, Block 40, T-5-S, Upton County, Texas

Tract 8 – S/2 Section 14, Block 40, T-5-S, Upton County, Texas

Leases:

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 250 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	BOKF, NA, successor in interest to Bank of Texas, N.A., as agent for Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 13, 2012
RECORDING:	Volume: 870 Page: 870 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2012
RECORDING:	Volume: 870 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	James B. Ratliff, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 5, 2012
RECORDING:	Volume: 869 Page: 813 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	R. H. Venable Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 1, 2012
RECORDING:	Volume: 879 Page: 731 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 860 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	C. E. Prince, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 873 Page: 389 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	John F. Prince
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 873 Page: 385 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 5, 2012
RECORDING:	Volume: 886 Page: 649 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	James H. Neal, trustee of the J. H. Neal Revocable Family Mineral Trust, dated the 23rd day of November, 2010
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 5, 2012
RECORDING:	Volume: 869 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Joe Franklin Neal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 5, 2012
RECORDING:	Volume: 871 Page: 1 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JP Morgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Volume: 870 Page: 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 837 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 19, 2012
RECORDING:	Volume: 881 Page: 644 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 19, 2012
RECORDING:	Volume: 869 Page: 880 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Clara Jo Ratliff Huckaby
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 5, 2012
RECORDING:	Volume: 869 Page: 821 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 868 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 841 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Helen Prince Furlong
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 21, 2012
RECORDING:	Volume: 873 Page: 397 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Fort Worth Royalty Company
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2012
RECORDING:	Volume: 870 Page: 864 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Jerald Cecil Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 864 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Rebecca Britton as Trustee of the Joseph C. Britton Jr. Family Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 856 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Richard D. Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 825 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins Jr. Living Trust dated 01-11-2001, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 869 Page: 817 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Sara Jacqueline Prince Anastaplo
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 253 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd. and Worsham Family Limited Partnership, by Worsham-Burrow Properties LLC, as agent
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2013
RECORDING:	Volume: 893 Page: 312 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Watermark Royalty, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 22, 2013
RECORDING:	Volume: 896 Page: 19 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 27, 2012
RECORDING:	Volume: 872 Page: 97 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Happy State Bank, N. A., Trustee of the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2013
RECORDING:	Volume: 900 Page: 734 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Venable Royalty, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 19, 2013
RECORDING:	Volume: 898 Page: 159 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

LESSOR:	Estate of Elizabeth Sackett Crocker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 27, 2013
RECORDING:	Volume: 902 Page: 461 of the Official Public Records of Upton County, Texas
DESCRIPTION:	S/2 Section 14, Block 40, T-5-S, Upton County, Texas

Tract 9 – West Half (W/2) of the Northwest Quarter (NW/4) of Section 41, Block 40, T&P RR. Co. Survey, Upton County, Texas

Leases:

LESSOR:	City Bank Trust, as Trustee of the Sheila Marie Neugebauer Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 27, 2010
RECORDING:	Volume: 837 Page: 430 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/80 of the N/2 of Section 41, Block 40, T&P RR. Co. Survey, Upton County, Texas

LESSOR:	City Bank Trust, as Trustee of the Shelby M. Neugebauer Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 27, 2010
RECORDING:	Volume: 837 Page: 428 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/80 of the N/2 of Section 41, Block 40, T&P RR. Co. Survey, Upton County, Texas

Tract 11 (Hogue 3111) – Northwest Quarter (NW/4) of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Leases:

LESSOR:	Julie Rebecca Barron Terrell
LESSEE:	Drew Scott
LEASE DATE:	January 17, 2011
RECORDING:	Volume: 650 Page: 379 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Kathy Lynn Heymann
LESSEE:	Drew Scott
LEASE DATE:	December 30, 2010
RECORDING:	Volume: 650 Page: 381 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County,

LESSOR:	Sammie Kay Caldwell Prather
LESSEE:	Drew Scott
LEASE DATE:	November 1, 2010
RECORDING:	Volume: 648 Page: 533 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	James Caldwell, Attorney-In-Fact for Harold M. Caldwell
LESSEE:	Drew Scott
LEASE DATE:	November 1, 2010
RECORDING:	Volume: 648 Page: 531 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Billie Caldwell Hughes
LESSEE:	Drew Scott
LEASE DATE:	November 1, 2010
RECORDING:	Volume: 645 Page: 121 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Sue Caldwell as Trustee of the Jim and Sue Caldwell Trust
LESSEE:	Drew Scott
LEASE DATE:	November 1, 2010
RECORDING:	Volume: 645 Page: 119 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	American Realty Company
LESSEE:	Drew Scott
LEASE DATE:	August 2, 2010
RECORDING:	Volume: 641 Page: 305 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Gerald Riggan
LESSEE:	Drew Scott
LEASE DATE:	July 16, 2010
RECORDING:	Volume: 641 Page: 309 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Harold Riggan
LESSEE:	Drew Scott
LEASE DATE:	July 16, 2010
RECORDING:	Volume: 641 Page: 307 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

LESSOR:	Elwood Freeman, Attorney-In-Fact for Irene Hogue, a widow
LESSEE:	Drew Scott
LEASE DATE:	July 2, 2010
RECORDING:	Volume: 638 Page: 109 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	NW/4 of Section 31, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Tract 12 – Labor 12, League 262, Borden County School Land Survey, Dawson County, Texas

Leases:

LESSOR:	Aubrey Neil Beam
LESSEE:	Shepard R. Sites
LEASE DATE:	May 10, 2010
RECORDING:	Book: 636 Page: 638 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 12, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Lynn S. Beam
LESSEE:	Shepard R. Sites
LEASE DATE:	May 10, 2010
RECORDING:	Book: 636 Page: 642 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 12, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	James P. Beam
LESSEE:	Shepard R. Sites
LEASE DATE:	May 10, 2010
RECORDING:	Book: 636 Page: 646 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 12, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Kevin Ward
LESSEE:	Austen S. Campbell
LEASE DATE:	May 11, 2010
RECORDING:	Book: 636 Page: 650 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 12, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Ernest Beam
LESSEE:	Austen C. Campbell
LEASE DATE:	May 10, 2010
RECORDING:	Book: 636 Page: 654 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 12, League 262, Borden County School Land Survey, Dawson County, Texas

Tract 13 – Labor 19, League 272, Borden County School Land Survey, Dawson County, Texas

Leases:

LESSOR:	Judy Townsend
LESSEE:	Shepard R. Sites
LEASE DATE:	May 17, 2010
RECORDING:	Book: 636 Page: 630 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 19, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Donna Burks
LESSEE:	Shepard R. Sites
LEASE DATE:	May 17, 2010
RECORDING:	Book: 636 Page: 632 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 19, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Michael W. Kirsch
LESSEE:	Shepard R. Sites
LEASE DATE:	May 17, 2010
RECORDING:	Book: 636 Page: 634 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 19, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Nancy Swafford
LESSEE:	Austen S. Campbell
LEASE DATE:	May 11, 2010
RECORDING:	Book: 636 Page: 636 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 19, League 262, Borden County School Land Survey, Dawson County, Texas

LESSOR:	Nellie Turnbow Lishman 4, a Texas Partnership
LESSEE:	Shepard R. Sites
LEASE DATE:	May 23, 2010
RECORDING:	Book: 637 Page: 226 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of Labor 19, League 262, Borden County School Land Survey, Dawson County, Texas

JV PROPERTIES

Tract 1 – Southwest Quarter (SW/4) and Northeast Quarter (NE/4) of Section 25, Block B, CCSD &RGNG Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	W. R. Morgan and Prebble Durham Morgan, husband and wife
LESSEE:	D. E. Billings, Trustee
LEASE DATE:	January 14, 1974
RECORDING:	Volume: 418 Page: 194 of the OGL Records of Upton County, Texas
DESCRIPTION:	SW/4 and NE/4 of Section 25, Block B, CCSD &RGNG Ry. Co. Survey, Upton County, Texas

Tract 2 – Northeast Quarter (NE/4) of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

Leases:

LESSOR:	Kenneth H. Gray
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Document# 2012-8619 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Royalty Clearinghouse, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 12, 2012
RECORDING:	Document# 2012-1234 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Tracy Lee Clary Monney
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 10, 2012
RECORDING:	Document# 2012-3219 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Michael Hugh Clary
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 10, 2012
RECORDING:	Document# 2012-2685 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Reeves Family Properties, LP
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	November 16, 2011
RECORDING:	Document# 2011-24037 of the Official Public Records of Midland County, Texas
Volume: 323 Page: 156 of the Official Public Records of Martin County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Robert Earl Ferguson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 19, 2010
RECORDING:	Document# 2010-7714 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Vivien Middleton Buckner
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 9, 2010
RECORDING:	Document# 2010-7716 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	James W. Owens
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 19, 2010
RECORDING:	Document# 2010-7715 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Dawn Allison
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 26, 2010
RECORDING:	Document# 2010-9488 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Landon Burchell, Independent Executor of the Zula McCrary Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 10, 2010
RECORDING:	Document# 2010-12872 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	R. C. Kimball, Independent Executor of the Estate of Nellie Bess Kimball
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 19, 2010
RECORDING:	Document# 2010-7719 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Malcolm Beal McLean, sole heir of Susie Beal McLean
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 2, 2010
RECORDING:	Document# 2010-7720 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Wells Fargo Bank, N.A., Trustee (15113400)
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 24, 2010
RECORDING:	Document# 2010-7718 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Oscar a. Bourg, Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 10, 2010
RECORDING:	Document# 2010-10519 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Ragan Petroleum, Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 21, 2010
RECORDING:	Document# 2010-12873 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Robert H. Beal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 6, 2010
RECORDING:	Document# 2010-12871 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Patrick Ward Beal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 6, 2010
RECORDING:	Document# 2010-18119 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Harry Wheeldon Middleton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 9, 2010
RECORDING:	Document# 2010-7717 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Ronald T. Beal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 3, 2011
RECORDING:	Document# 2011-24823 of the Official Public Records of Midland County, Texas
Volume: 324 Page: 613 of the Official Public Records of Martin County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Dudley Beal
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 3, 2011
RECORDING:	Document# 2011-24822 of the Official Public Records of Midland County, Texas
Volume: 324 Page: 616 of the Official Public Records of Martin County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Continental National Bank of Fort Worth, Successor Trustee u/w/o Helen Snyder Owens
LESSEE:	John C. Snyder, Inc.
LEASE DATE:	March 26, 1974
RECORDING:	Volume: 582 Page: 455 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	H. C. Beal
LESSEE:	John C. Snyder, Inc.
LEASE DATE:	March 21, 1974
RECORDING:	Volume: 580 Page: 793 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Ralph Elwood Beal, Jr.
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 577 Page: 734 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Betty Jo Beal Smith
LESSEE:	John C. Snyder, Inc.
LEASE DATE:	March 21, 1974
RECORDING:	Volume: 580 Page: 784 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Frances Ann Scroggie
LESSEE:	John C. Snyder, Inc.
LEASE DATE:	March 21, 1974
RECORDING:	Volume: 580 Page: 790 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Mary Louise Snyder Chesnutt
LESSEE:	John C. Snyder, Inc.
LEASE DATE:	March 21, 1974
RECORDING:	Volume: 580 Page: 787 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Pat W. Beal
LESSEE:	C. Clyde Hamblin
LEASE DATE:	May 24, 1974
RECORDING:	Volume: 583 Page: 189 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Ralph Willis Beal
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 577 Page: 732 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Robert H. Beal
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 583 Page: 187 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Nellie Bess Kimball and husband Willard C. Kimball
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 577 Page: 730 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Susie Beal McLean
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 577 Page: 728 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Herbert E. Marsh, Jr. guardian of the Estate of John David Slauter
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 583 Page: 191 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	James W. Owens
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 583 Page: 185 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	J. O. McCrary
LESSEE:	C. Clyde Hamblin
LEASE DATE:	January 15, 1974
RECORDING:	Volume: 577 Page: 726 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Jack E. Blake and wife Carol Jo Blake
LESSEE:	C. Clyde Hamblin
LEASE DATE:	February 14, 1974
RECORDING:	Volume: 577 Page: 724 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Marie Eugenie Bourg, a widow individually and Marie Eugenie McKnight and George T. Conly, Independent Co-Executors of the Estate of Oscar Bourg, deceased
LESSEE:	C. Clyde Hamblin
LEASE DATE:	February 14, 1974
RECORDING:	Volume: 577 Page: 720 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

LESSOR:	Louise w. Middleton, a widow; Harry Wheeldon Middleton and wife, Janet Middleton; Vivien Middleton Buckner and husband Charles Buckner
LESSEE:	C. Clyde Hamblin
LEASE DATE:	February 14, 1974
RECORDING:	Volume: 577 Page: 722 of the Official Public Records of Midland County, Texas
DESCRIPTION:	NE/4 of Section 26, Block 37, T-1-S, T&P Ry. Co. Survey, Martin and Midland Counties, Texas

Tract 3 – East Half (E/2) of Section 1, Block 38, T-3-N, T&P Ry. Co. Survey, Midland County, Texas

Leases:

LESSOR:	G. N. Donovan and wife Eual Donovan
LESSEE:	Paul L. Davis
LEASE DATE:	February 9, 1956
RECORDING:	Volume: 247 Page: 360 of the Official Public Records of Midland County, Texas
DESCRIPTION:	E/2 of Section 1, Block 38, T-3-N, T&P Ry. Co. Survey, Midland County, Texas

Tract 4 – South Half (S/2) of the South Half (S/2) of Section 12, Block 39, T-2-S, T&P Ry. Co. Survey, Midland County, Texas

Leases:

LESSOR:	Frank W. Satterfield and wife Grace Satterfield and Reid McClellan
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 8, 1980
RECORDING:	Volume: 685 Page: 194 of the Deed Records of Midland County, Texas
DESCRIPTION:	S/2 of the SE/4 of Section 12, Block 39, T-2-S, T&P Ry. Co. Survey, Midland County, Texas

LESSOR:	Jesse R. Lopez and wife, Norma G. Lopez
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 8, 1980
RECORDING:	Volume: 688 Page: 268 of the Deed Records of Midland County, Texas
DESCRIPTION:	S/2 of the SE/4 of Section 12, Block 39, T-2-S, T&P Ry. Co. Survey, Midland County, Texas

LESSOR:	C. B. Reese and wife Era K. Reese
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 8, 1980
RECORDING:	Volume: 685 Page: 196 of the Deed Records of Midland County, Texas
DESCRIPTION:	S/2 of the SW/4 of Section 12, Block 39, T-2-S, T&P Ry. Co. Survey, Midland County, Texas

Tract 5 – East Half (E/2) of the South 256 acres of the South Half (S/2) of Section 25, Block 38, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

Leases:

LESSOR:	Hyder Joseph Brown, Jr. and Rosalie Brown McCormick Cumbie
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	August 2, 1979
RECORDING:	Volume: 665 Page: 78 of the Deed Records of Midland County, Texas
DESCRIPTION:	E/2 of the S/256 acres of the S/2 of Section 25, Block 38, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

LESSOR:	Rosalie Brown McCormick Cumbiel; Stanley E. McCormick; Patrick Lee McCormick
LESSEE:	Momentum Energy, LLC
LEASE DATE:	April 23, 2004
RECORDING:	Volume: 2360 Page: 355 of the Official Public Records of Midland County, Texas
DESCRIPTION:	E/2 of the S/256 acres of the S/2 of Section 25, Block 38, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

LESSOR:	Rosalie Brown McCormick Cumbiel; Stanley E. McCormick; Patrick Lee McCormick
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 1, 2011
RECORDING:	Document# 2011-5694 of the Official Public Records of Midland County, Texas
DESCRIPTION:	E/2 of the S/256 acres of the S/2 of Section 25, Block 38, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

Tract 6 – Southwest Quarter (SW/4) of Section 4, Block 38, T-1-N, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Doyle L. Hale and wife, Clairese Modelle Hale
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	March 3, 1980
RECORDING:	Volume: 194 Page: 156 of the Deed Records of Martin County, Texas
DESCRIPTION:	SW/4 of Section 4, Block 38, T-1-N, T&P Ry. Co. Survey, Martin County, Texas

Tract 7 – Southwest Quarter (SW/4) of Section 30, Block 37, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

Leases:

LESSOR:	Burris C. Jackson and wife, Frances Jackson
LESSEE:	Phillips Petroleum Company
LEASE DATE:	April 19, 1956
RECORDING:	Volume: 257 Page: 344 of the Deed Records of Midland County, Texas
DESCRIPTION:	SW/4 of Section 30, Block 37, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

Tract 7 – North Half (N/2) of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

Leases:

LESSOR:	Arizona Powell, a widow; George A. Powell and A. C. Powell, Individually and as Independent Executors of the Estate of W. T. Powell, deceased
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 3, 1978
RECORDING:	Volume: 181 Page: 165 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Mayer H. Halff
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 27, 1978
RECORDING:	Volume: 181 Page: 191 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Ward S. Merrick, Jr. and Elizabeth Merrick Coe, Trustees under that certain Irrevocable Trust agreement dated October 1, 1954
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	August 29, 1978
RECORDING:	Volume: 181 Page: 219 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	The First National Bank of Fort Worth, Trustee U/A for Charles J. Hoffman
LESSEE:	Dan V. Rodgers
LEASE DATE:	August 28, 1978
RECORDING:	Volume: 181 Page: 197 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Leo S. Cade and wife, Virginia Cade
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 3, 1978
RECORDING:	Volume: 181 Page: 187 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Mary Waugh
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 27, 1978
RECORDING:	Volume: 181 Page: 213 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Helen McCaughey
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 27, 1978
RECORDING:	Volume: 181 Page: 189 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Boston W. Smith
LESSEE:	Dan V. Rodgers
LEASE DATE:	July 7, 1978
RECORDING:	Volume: 181 Page: 215 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	James H. Holden
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	August 15, 1978
RECORDING:	Volume: 181 Page: 211 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Frank Kling and wife, Consuelo A. Kling
LESSEE:	Dan V. Rodgers
LEASE DATE:	May 25, 1978
RECORDING:	Volume: 181 Page: 203 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Alan L. Corey, Jr. and wife, Patricia G. Corey
LESSEE:	Dan V. Rodgers
LEASE DATE:	May 25, 1978
RECORDING:	Volume: 181 Page: 207 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Frederick H. Gillmore and wife, Carolyn C. Gillmore
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	March 27, 1978
RECORDING:	Volume: 181 Page: 185 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Phillip H. Halff, Trustee of the Phillip H. Halff Trust under the M. H. Halff Family Trust Agreement dated December 31, 1990
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 1, 2011
RECORDING:	Volume: 306 Page: 407 of the Official Public Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

LESSOR:	Sandra H. Etheridge, Trustee of the Sandra H. Etheridge Trust under the M. H. Halff Family Trust Agreement dated December 31, 1990, et al
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2011
RECORDING:	Volume: 311 Page: 783 of the Deed Records of Martin County, Texas
DESCRIPTION:	N/2 of Section 12, Block 37, T-1-S, T&P Ry. Co. Survey, Martin County, Texas

Tract 7 – South 80 acres of Fractional Survey #1, B. F. Wolcott Grantee, Midland County, Texas

Leases:

LESSOR:	Bentley King and wife, Georgia King
LESSEE:	Ed Vogler
LEASE DATE:	October 10, 1979
RECORDING:	Volume: 670 Page: 117 of the Deed Records of Midland County, Texas
DESCRIPTION:	South 80 acres of Fractional Survey #1, B. F. Wolcott Grantee, Midland County, Texas

LESSOR:	Leslie King and wife, Betty Kay King
LESSEE:	Ed Vogler
LEASE DATE:	October 10, 1979
RECORDING:	Volume: 671 Page: 107 of the Deed Records of Midland County, Texas
DESCRIPTION:	South 80 acres of Fractional Survey #1, B. F. Wolcott Grantee, Midland County, Texas

LESSOR:	Dee Hanks, a widow
LESSEE:	Ed Vogler
LEASE DATE:	October 10, 1979
RECORDING:	Volume: 671 Page: 105 of the Deed Records of Midland County, Texas
DESCRIPTION:	South 80 acres of Fractional Survey #1, B. F. Wolcott Grantee, Midland County, Texas

Tract 8 – East Half (E/2) of Section 45, Block 37, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

Leases:

LESSOR:	W. T. Bryant and his wife, Esie Bryant
LESSEE:	The Texas Company
LEASE DATE:	January 15, 1959
RECORDING:	Volume: 310 Page: 379 of the Deed Records of Midland County, Texas
DESCRIPTION:	E/2 of Section 45, Block 37, T-1-S, T&P Ry. Co. Survey, Midland County, Texas

Tract 9 – Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	LMAM Partnership Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 21, 2010
RECORDING:	Volume: 900 Page: 688, Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William C. Peterman
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	October 9, 1963
RECORDING:	Volume: Unknown Page: Unknown of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Samuel E. Friedman, executor of the Estate of Bernard M. Broudy
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	September 18, 1963
RECORDING:	Volume: Unknown Page: Unknown of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Josephine H. Graf and Husband Bruno K. Graf et al
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	June 1, 1964
RECORDING:	Volume: 345 Page: 364 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Marion Russell, a widow, individually and as Independent Executrix of the Will of Henry Russell, deceased
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 20, 1964
RECORDING:	Volume: 345 Page: 62 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	The First National Bank of Midland, Texas, Trustee
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	May 18, 1964
RECORDING:	Volume: 344 Page: 485 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Eleanor Connell Hopkins, a widow
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 28, 1964
RECORDING:	Volume: 344 Page: 488 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Corinne Cowden, a widow
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 28, 1964
RECORDING:	Volume: 344 Page: 490 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	W. N. Connell
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 28, 1964
RECORDING:	Volume: 344 Page: 492 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	A. M. Perkins and husband, John Perkins
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 10, 1964
RECORDING:	Volume: 344 Page: 494 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	The Midland National Bank, Trustee
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	March 12, 1964
RECORDING:	Volume: 344 Page: 496 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	L. H. Tyson
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 22, 1964
RECORDING:	Volume: 344 Page: 499 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	W. E. Kreps
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 27, 1964
RECORDING:	Volume: 345 Page: 1 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	The Missionary Society of the Oblate Fathers of Texas
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	September 18, 1964
RECORDING:	Volume: 345 Page: 3 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Mrs. Marion M. Russell
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	February 20, 1964
RECORDING:	Volume: 345 Page: 5 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William Wolf
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	March 2, 1964
RECORDING:	Volume: 345 Page: 9 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Stephen F. Preslar
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	March 2, 1964
RECORDING:	Volume: 345 Page: 11 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Glenn Myers, Trustee for Marylane Myers Anderson, and individually
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	May 26, 1964
RECORDING:	Volume: 345 Page: 15 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Phillip Maverick
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	May 8, 1964
RECORDING:	Volume: 345 Page: 18 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Texsylvania Mineral Corporation
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	August 12, 1964
RECORDING:	Volume: 345 Page: 20 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	M. E. Singleton, Jr.
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	August 15, 1964
RECORDING:	Volume: 345 Page: 22 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	C. E. Marsh, II, and John J. Redfern, Jr., Individually and as Attorney-In-Fact for Frank J. Redfern
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 24, 1964
RECORDING:	Volume: 345 Page: 24 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	J. H. Herd
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 21, 1964
RECORDING:	Volume: 345 Page: 27 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Emil Mosbacher, Jr.
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	May 11, 1964
RECORDING:	Volume: 345 Page: 29 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Humble Oil & Refining Company
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	January 27, 1964
RECORDING:	Volume: 345 Page: 33 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	North Central Oil Corporation
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	August 9, 1964
RECORDING:	Volume: 345 Page: 31 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Haraden Pratt
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	April 25, 1964
RECORDING:	Volume: 345 Page: 13 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	William Wolf
LESSEE:	Howard W. Parker and Joe M. Parsley
LEASE DATE:	March 2, 1964
RECORDING:	Volume: 345 Page: 7 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

LESSOR:	Bernard M. Broudy
LESSEE:	W. M. Holland
LEASE DATE:	February 14, 1948
RECORDING:	Volume: 82 Page: 380 of the Deed Records of Upton County, Texas
DESCRIPTION:	Section 36, Block 39, T-5-S, T&P RR Co. Survey, Upton County, Texas

NON-OP ACREAGE

Wolfbone Prospect – Arabella Petroleum Company, LLC

Tract 1 – East Half (E/2) of Section 24, Block C-8 Public School Land Survey, Reeves County, Texas

Tract 2 – Middle 320 acres of Section 140, Block 13 H&GN RR Co. Survey, Reeves County, Texas

Tract 3 – Southeast Quarter (SE/4) of Section 180, Block 13 H&GN RR Co. Survey, Reeves County, Texas

Tract 4 – Northeast Quarter (NE/4) of Section 180, Block 13 H&GN RR Co. Survey, Reeves County, Texas

Tract 5 – West Half (W/2) of Section 103 and East half (E/2) of Section 138, Block 1, H&TC RR Co. Survey, Reeves County, Texas

Callan Prospect – Callan Operating Company, LLC

Tract 1 – Being a tract of lands, 470.3 acres, more or less, situated in the W.F. North Survey No. 114, Abstract No. 1014; in the B.S.&F. Survey No. 113, Abstract No. 133; in the B.S.&F. Survey No. 115, Abstract No. 134; in the J.F. Yoho Survey No. 116, Abstract No. 939; and in the Henry McFadden Survey No. 8, Abstract No. 1010; all in Menard County, Texas; and being more particularly described in that certain Deed dated June 1, 1978, from Dudley P. Andrews, Trustee, and Dudley P. Andrews, individually and recorded in Volume 98 at Page 27 of the Deed records of Menard County, Texas

Tract 2 – Being a tract of lands, 442 acres, more or less, situated in the W.F. North Survey No. 20, Abstract No. 1013; in the W.F. North Survey No. 114, Abstract No. 1014; in the J.F. Yoho Survey No. 116, Abstract No. 939; in the W.F. North Survey No. 116, Abstract No. 1012; in the W.F. North Survey No. 8, Abstract 1011; all in Menard County, Texas; and being more particularly described in that certain Deed dated June 1, 1978, from Dudley P. Andrews, Trustee, and Raydell Klett and recorded in Volume 98 at Page 24 of the Deed records of Menard County, Texas

Charlie Prospect – Five Stones Energy

Tract 1 – Northeast Quarter (NE/4) of Section 48, Block 35, Township 4 South, T&P RR Co. Survey, Glasscock County, Texas

Thomas Prospect – Three Rivers Operating

Tract 1 – Southeast Quarter (SE/4) of Section 15, Abstract 182, Block 336, Township 3 North, T&P RR Co. Survey, Martin County, Texas

Buckwheat Prospect – Concho Oil & Gas

Tract 1 – Section 32, Abstract 328, Section 33, Abstract 328, and Section 48, Abstract 949, Block 6, H&TC RR Co. Survey, Irion County, Texas

Fairview Prospect – Partee Drilling, Inc.

Tract 1 – Section 36, Section 37, West half (W/2) of Section 38, East half (E/2) and Northeast Quarter of Section 48, Block 33, Township 2 North, T&P RR Co. Survey, Howard County, Texas

Undeveloped Acreage

Big Wheel

Tract 1 – All of the North Half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

Leases:

LESSOR:	Sherry Bailey
LESSEE:	Roden Oil Company
LEASE DATE:	December 22, 2009
RECORDING:	Volume: 631 Page: 418 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Lealand Hubert Boydston
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 483 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Margaret Blackwood
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 447 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	M. M. Brown Family Properties, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 453 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Larry Latson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 459 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Rhama Maxwell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 465 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Reta Becker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 471 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Linda Strickland
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 477 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

LESSOR:	Dale Brown
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 1, 2012
RECORDING:	Volume: 699 Page: 489 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	All of the North-half (N/2) of Labor 20, League 261, Borden County School Lands, Dawson County, Texas

Tract 2 – South Half (S/2) Labor 6, League 268, Moore County School Land, Dawson County, Texas

Leases:

LESSOR:	Jack Estes
LESSEE:	MAK-J Energy Partners (Texas) Ltd.
LEASE DATE:	March 28, 2011
RECORDING:	Volume: 663 Page: 601 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	S/2 Labor 6, League 268, Moore County School Land, Dawson County, Texas

LESSOR:	James C. Brown, Trustee
LESSEE:	MAK-J Energy Partners (Texas) Ltd.
LEASE DATE:	March 29, 2011
RECORDING:	Volume: 655 Page: 675 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	S/2 Labor 6, League 268, Moore County School Land, Dawson County, Texas

LESSOR:	Donnell Echols and Sharla Echols, wife of Donnell Echols
LESSEE:	MAK-J Energy Partners (Texas) Ltd.
LEASE DATE:	March 24, 2011
RECORDING:	Volume: 655 Page: 691 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	S/2 Labor 6, League 268, Moore County School Land, Dawson County, Texas

LESSOR:	Gloria Echols Johnson and Robert Lee Johnson, husband of Gloria Echols Johnson
LESSEE:	MAK-J Energy Partners (Texas) Ltd.
LEASE DATE:	March 24, 2011
RECORDING:	Volume: 655 Page: 691 of the Official Public Records of Dawson County, Texas
DESCRIPTION:	S/2 Labor 6, League 268, Moore County School Land, Dawson County, Texas

Tract 3 – Northwest Quarter (NW/4) Section 7, Block 36, T-4-N, T&P RR Co. Survey, Dawson County, Texas

Jingle Bells

Tract 1 – Section 2, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Happy State Bank N. A., Trustee for the Martha Ann Cogdell Hospital Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 6, 2013
RECORDING:	Volume: 900 Page: 74 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 169 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Myra June Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 153 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	George E. Atkins, Jr. Living Trust dated 1-11-2011, George E. Atkins, Jr. and Genia Yvonne Atkins, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 157 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 130 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Gail Atkins Hamilton Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 866 Page: 149 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 19, 2012
RECORDING:	Volume: 867 Page: 142 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Royalty Clearinghouse Partnership
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 20, 2012
RECORDING:	Volume: 869 Page: 845 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 13, 2012
RECORDING:	Volume: 867 Page: 114 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	SB Resources, LLC
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2012
RECORDING:	Volume: 870 Page: 876 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Elizabeth Smith Sleeper
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 20, 2012
RECORDING:	Volume: 874 Page: 250 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Naomi Whitaker Irrevocable Trust, JPMorgan Chase Bank, N.A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 2, 2012
RECORDING:	Volume: 870 Page: 882 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Lee Hampton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 868 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 20, 2012
RECORDING:	Volume: 869 Page: 872 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	N. S. Marrow Estate
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 5, 2012
RECORDING:	Volume: 886 Page: 649 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Jerald C. Britton
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 30, 2012
RECORDING:	Volume: 867 Page: 90 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Eileen J. Britton Bell
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 30, 2012
RECORDING:	Volume: 867 Page: 98 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Helen Jean Britton Purselley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 30, 2012
RECORDING:	Volume: 866 Page: 173 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	BOKF, NA, successor in interest to Bank of Texas, N.A., as Agent for Texas Wesleyan University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 29, 2012
RECORDING:	Volume: 869 Page: 850 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

LESSOR:	Moore-Burrow, Ltd. And Worsham Family Limited Partnership, by Worsham- Burrow Properties LLC, Agent
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 9, 2013
RECORDING:	Volume: 893 Page: 312 of the Official Public Records of Upton County, Texas
DESCRIPTION:	Section 2, Block 39, T-5-S, Upton County, Texas

Tract 2 – North Half (N/2) and Southeast Quarter (SE/4) of Section 25, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Phillip Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 30, 2013
RECORDING:	Volume: 900 Page: 727 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 25, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Douglas Hillhouse, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 30, 2013
RECORDING:	Volume: 902 Page: 444 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 25, Block 39, T-5-S, Upton County, Texas

LESSOR:	George S. Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 30, 2013
RECORDING:	Volume: 901 Page: 873 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 and SE/4 of Section 25, Block 39, T-5-S, Upton County, Texas

Tract 3 – Southwest Quarter (SW/4) of Section 25, Block 39, T-5-S, Upton County, Texas

Leases:

LESSOR:	Phillip Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 30, 2013
RECORDING:	Volume: 900 Page: 727 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 of Section 25, Block 39, T-5-S, Upton County, Texas

LESSOR:	James Douglas Hillhouse, IV
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 30, 2013
RECORDING:	Volume: 902 Page: 444 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 of Section 25, Block 39, T-5-S, Upton County, Texas

LESSOR:	George S. Hillhouse
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 30, 2013
RECORDING:	Volume: 901 Page: 873 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SW/4 of Section 25, Block 39, T-5-S, Upton County, Texas

Tract 3 – Southeast Quarter (SE/4) of Section 24, Block 40, T-5-S, Upton County, Texas

Leases:

LESSOR:	Charline Wood Johnson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 19, 2013
RECORDING:	Volume 901 Page 511 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 of Section 24, Block 40, T-5-S, T&P Ry. Survey, Upton County, Texas

LESSOR:	Sara Jaqueline Prince Anastaplo
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 20, 2013
RECORDING:	Volume 898 Page 701 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 of Section 24, Block 40, T-5-S, T&P Ry. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 15, 2008
RECORDING:	Volume 896 Page 23 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 of Section 24, Block 40, T-5-S, T&P Ry. Survey, Upton County, Texas

LESSOR:	Gail Atkins Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 12, 2013
RECORDING:	Volume 896 Page 27 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 of Section 24, Block 40, T-5-S, T&P Ry. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 12, 2013
RECORDING:	Volume 896 Page 57 of the Official Public Records of Upton County, Texas
DESCRIPTION:	SE/4 of Section 24, Block 40, T-5-S, T&P Ry. Survey, Upton County, Texas

Windham Prospect

Lease 1 – All of Section 1, E/2W/2 & W/2E/2 of Section 2, All of Section 10, All of Section 12, Block 40 Township 5 South, T&P RR Co., Upton County, Texas

Leases:

LESSOR:	Kennard Cavness Windham, individually and as Independent Co-Executor of the Estate of James T. Windham, deceased, et al
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2012
RECORDING:	Volume: 873 Page: 568 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 1, E/2W/2 & W/2E/2 of Section 2, All of Section 10, All of Section 12, Block 40 T-5-S, T&P RR Co., Upton County, Texas

LESSOR:	Stephen Randall Sinclair, Individually and as Attorney-in-Fact for Patricia Anne Sinclair
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 4, 2012
RECORDING:	Volume: 883 Page: 543 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 1, Block 40, T-5-S, T&P RR Co. Survey, Upton County, Texas

Lease 2 – N/2 & SW/4 of Section 6, Block 39, Township 5 South; W/2E/2, E/2NW/4 & S/2SW/4 Section 42, Block 39, Township 4 South; E/2W/2&W/2E/2 of Section 36, E/2W/2&W/2E/2 of Section 37 & E/2W/2&W/2E/2 of Section 48, Blk 40-4S, T&P RR Co. Survey, Midland and Upton Counties, Texas.

Leases:

LESSOR:	Kennard Cavness Windham, individually and as Independent Co-Executor of the Estate of James T. Windham, deceased, et al
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2012
RECORDING:	Volume: 873 Page: 572 of the Official Public Records of Upton County, Texas Document #: 2012-15070 of the Official Public Records of Midland County, Texas
DESCRIPTION:	N/2 & SW/4 of Section 6, Block 39, T-5-S; W/2E/2, E/2NW/4 & S/2SW/4 Section 42, Block 39, T-4-S; E/2W/2&W/2E/2 of Section 36, E/2W/2&W/2E/2 of Section 37 & E/2W/2&W/2E/2 of Section 48, Blk 40 T-4-S, T&P RR Co. Survey, Midland and Upton Counties, Texas.

Lease 3 – All of Section 38, All Section 40, N/2 of Section 42, S/2 of Section 42, Block 39, Township 3 South, T&P RR Co., Midland County, Texas

Leases:

LESSOR:	Kennard Cavness Windham, individually and as Independent Co-Executor of the Estate of James T. Windham, deceased, et al
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2012
RECORDING:	Document #: 2012-14363 of the Official Public Records of Midland County, Texas
DESCRIPTION:	All of Section 38, All Section 40, N/2 of Section 42, S/2 of Section 42, Block 39, T-3-S, T&P RR Co., Midland County, Texas

Dennis Prospect

Tract 1 – Northeast Quarter (NE/4) of Section 31 and Southwest Quarter (SW/4) of Section 32, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson and Martin Counties, Texas

Char Hughes Upper Ranch Prospect

Tract 1 – All of Survey 9, Grantee M. A. Lindley, Abstract 678; All of Survey 28, Grantee T.T. Ry. Co., Abstract 675-818; All of Survey 8, Grantee Mary Darboson, Abstract 677-817-863; South 182.1 acres of Survey 27, Grantee T. T. Ry. Co., Abstract 452; All of Survey 27-1/2, Grantee T. T. Ry. Co., Abstract 909, Reagan County, Texas

Leases:

LESSOR:	Charles J. Hughes et al
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 15, 2012
RECORDING:	Volume: 147 Page: 180 of the Official Public Records, Reagan County, Texas
DESCRIPTION:	All of Survey 9, Grantee M. A. Lindley, Abstract 678; All of Survey 28, Grantee T.T. Ry. Co., Abstract 675-818; All of Survey 8, Grantee Mary Darboson, Abstract 677-817-863; South 182.1 acres of Survey 27, Grantee T. T. Ry. Co., Abstract 452; All of Survey 27-1/2, Grantee T. T. Ry. Co., Abstract 909, Reagan County, Texas

LESSOR:	Southern Methodist University
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	February 15, 2012
RECORDING:	Volume: 157 Page: 489 of the Official Public Records, Reagan County, Texas
DESCRIPTION:	All of Survey 9, Grantee M. A. Lindley, Abstract 678; All of Survey 28, Grantee T.T. Ry. Co., Abstract 675-818; All of Survey 8, Grantee Mary Darboson, Abstract 677-817-863; South 182.1 acres of Survey 27, Grantee T. T. Ry. Co., Abstract 452; All of Survey 27-1/2, Grantee T. T. Ry. Co., Abstract 909, Reagan County, Texas

Tucker Prospect

Tract 1 – All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

Leases:

LESSOR:	Julian M. Pierce
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	March 21, 2012
RECORDING:	Volume: 148 Page: 331 of the Official Public Records, Reagan County, Texas Book: 196 Page: 776 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

LESSOR:	Anton G. Pierce
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	March 21, 2012
RECORDING:	Volume: 148 Page: 335 of the Official Public Records, Reagan County, Texas Book: 196 Page: 780 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

LESSOR:	Marthann T. Nobles
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	March 28, 2012
RECORDING:	Volume: 148 Page: 347 of the Official Public Records, Reagan County, Texas Book: 196 Page: 788 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

LESSOR:	Evangeline T. Lindsey
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	March 28, 2012
RECORDING:	Volume: 148 Page: 343 of the Official Public Records, Reagan County, Texas Book: 196 Page: 784 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

LESSOR:	Garnette M. Erwin
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	March 21, 2012
RECORDING:	Volume: 148 Page: 339 of the Official Public Records, Reagan County, Texas Book: 196 Page: 792 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

LESSOR:	George C. Tucker
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	April 2, 2012
RECORDING:	Volume: 148 Page: 327 of the Official Public Records, Reagan County, Texas Book: 196 Page: 772 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

LESSOR:	N. W. Hickman Charitable Trust
LESSEE:	Rodric Properties Energy Group, LLC
LEASE DATE:	April 2, 2012
RECORDING:	Volume: 149 Page: 857 of the Official Public Records, Reagan County, Texas
Book: 196 Page: 796 of the Official Public Records, Irion County, Texas
DESCRIPTION:	All of Section 166, Block 1, T&P RR Co. Survey, Reagan and Irion Counties, Texas

Haystack Prospect

Tract 1 – West Half (W/2) of Section 6, Block 36, Township 4 South, T&P RR Co. Survey, Glasscock County, Texas

Johnson Prospect

Tract 1 – 60 acres out of the South 161.25 acres in the South part of Section 102, Block 38, Township 2 South, Abstract No. 1413, L.F. Heard Pre-Emption Survey, Midland County, Texas

Leases:

LESSOR:	Donna S. Johnson
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	January 1, 2013
RECORDING:	Document #: 2013-3114 of the Official Public Records of Midland County, Texas
DESCRIPTION:	60 acres out of the S/161.25 acres in the South part of Section 102, Block 38, T- 2-S, Abstract No. 1413, L.F. Heard Pre-Emption Survey, Midland County, Texas

Cowden Prospect

Tract 1 – All of Section 14, Block 39, Township 4 South, T&P RR Co. Survey, Midland County, Texas

Tract 2 – West Half of the Northeast Quarter (W/2NE/4), East Half of the Northwest Quarter (E/2NW/4), Southwest Quarter (SW/4), West Half of the Southeast Quarter (W/2SE/4) of Section 22, Block 39, Township 4 South, T&P RR Co. Survey, Midland County, Texas

Tract 3 – All of Section 24, Save and Except the East Half of the Northeast Quarter (E/2NE/4), Block 39, Township 4 South, T&P RR Co. Survey, Midland County, Texas

Tract 4 – Southeast Quarter (SE/4) of Section 40, Block 39, Township 4 South, T&P RR Co. Survey, Midland County, Texas

Tract 5 – Section 46, Block 39, Township 4 South, T&P RR Co. Survey, Midland and Upton Counties, Texas

Leases:

LESSOR:	The Certain Successors of Guy Cowden (being ECP Family Limited Partnership, Christy Cowden Brown, Patricia Coweden Shanklin, Samuel E. Cowden, LKB Holdings, Ltd., Ann Holdings, Ltd., Guy Holdings, Ltd., Kellogg Fmaily Partnership II, Ltd., and AbbieKM Holdings, Ltd.
LESSEE:	Parsley Energy Operations, LLC
LEASE DATE:	January 16, 2013
RECORDING:	Volume 885 Page 219 of the Official Public Records of Upton County, Texas Document Number 2013-1412 of the Named Records of Midland County, Texas
DESCRIPTION:	Section 46, Block 39, T-4-S, T&P Ry. Co. Survey, Midland and Upton Counties, Texas Limited as to any acreage not already subject to an Oil and Gas Lease.

Mad Max Prospect

Tract 1 – East Half (E/2) of Section 26, Block A-44, Public School Land Survey, Andrews County, Texas

Tract 2 – Northwest Quarter (NW/4) of Section 23, Block A-44, Public School Land Survey, Andrews County, Texas

Lowe Prospect

Tract 1 – All of Section 5, Block A-33, Public School Land Survey, Andrews County, Texas

Tract 2 – All of Section 6, Block A-33, Public School Land Survey, Andrews County, Texas

Tract 3 – All of Section 15, Block A-33, Public School Land Survey, Andrews County, Texas

Andrews Bird Prospect

Tract 1 – Section 9, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 2 – West 140.00 acres of the NW/4, SW/4 and the West 20.00 acres of the SE/4 of Section 10, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 3 – East 80.00 acres of the SE/4 of Section 10, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 4 – West Half (W/2) of Section 34, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 5 – Northeast 160.00 acres of Section 34, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 6 – 218.00 acres of Section 34, Block A-19, Public School Land Survey, Andrews County, Texas

Red Roberts Prospect

Tract 1 – North Part of Section 16, Block A-19, Public School Land Survey, Gaines County, Texas

Tract 2 – South Part of Section 16, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 3 – North Part of Section 17, Block A-19, Public School Land Survey, Gaines County, Texas

Tract 4 – South Part of Section 17, Block A-19, Public School Land Survey, Gaines County, Texas

Tract 5 – North Part of the West Half of Section 18, Block A-19, Public School Land Survey, Gaines County, Texas

Tract 6 – South Part of the West Half Section 18, Block A-19, Public School Land Survey, Gaines County, Texas

Gaines 298 Prospect

Tract 1 – Labors 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, N/2 16, N/2 17, 18, 19, 20, 21, 22, 23 and SW/4 of 25, League 298, Reagan County School Land Survey, Gaines County, Texas

Gaines 297 Prospect

Tract 1 – Labors 6, 7, 14 and 15, League 297, Reagan County School Land Survey, Gaines County, Texas

Tract 2 – Labor 19, League 297, Reagan County School Land Survey, Gaines County, Texas

Gaines Brennand Prospect

Tract 1 – Section 19, Block A-19, Public School Land Survey, Gaines County, Texas

Tract 2 – East 402.00 acres of Section 26 and all of Sections 24, 25 and 27, Block A-19, Public School Land Survey, Gaines County, Texas

Gaines 311/312 Prospect

Tracts – Multiple Tracts located in Leagues 311 & 312, Gaines County School Land Survey, Gaines County, Texas

PBEX Prospect

Tract 1 – South Half (S/2) of Northwest Quarter (NW/4) and North Half of the North Half (N/2 N/2) of Southwest Quarter (SW/4) of Section 26, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 2 – Northeast Quarter (NE/4) of Section 33, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 3 – East Half (E/2) of Northeast Quarter (NE/4) of Section 38, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Middleton 44 Prospect

Tract 1 – East Half (E/2) of Section 44, Block 32, Township 3 North, T&P Ry. Co. Survey, Howard County, Texas

Long 1 Prospect

Tract 1 – All of the Northeast Quarter (NE/4) of Section 1, Block 35, Township 1 South, T&P Ry. Co. Survey, Howard County, Texas

Evergreen Dawson Prospect

Tract 1 – NW/4 and West 97 acres of the SW/4 of Section 20, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 2 – Labor 18, League 261, Borden County School Land Survey, Dawson County, Texas

Tract 3 – NW/4 NE/4 of Section 30, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 4 – SW/4 NE/4 of Section 30, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 5 – East 233 acres of the S/2 of Section 20, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 6 – NW/4 of Section 29, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 7 – SW/4 of Section 29, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 8 – NW/4 of Section 30, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Tract 9 – E/2 NE/4 of Section 30, Block 36, Township 4 North, T&P Ry. Co. Survey, Dawson County, Texas

Stanolind Prospect

Tract 1 – North Half (N/2) of Section 25, Block A-44, Public School Land Survey, Andrews County, Texas

Tract 2 – South 40.00 acres of the South 100 acres of Section 5, Block A-19, Public School Land Survey, Andrews County, Texas

Tract 3 – North 60.00 acres of the South 100 acres of Section 5, Block A-19, Public School Land Survey, Andrews County, Texas

Davidson Prospect

Tract 1 – All of Section 12, Block 39, T-5-S, T&P RR Co. Survey, Abstract 1373, Upton County, Texas

Leases:

LESSOR:	Kennard Cavness Windham; Mindy Lynn Windham Beard; Diane Davidson Claiborne, Independent Executor of the Estate of Robbie Windham Davidson, deceased
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 31, 2012
RECORDING:	Volume: 886 Page: 24 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 12, Block 39, T-5-S, T&P RR Co. Survey, Abstract 1373, Upton County, Texas

LESSOR:	Enerlex Inc.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	March 22, 2012
RECORDING:	Volume: 893 Page: 335 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 12, Block 39, T-5-S, T&P RR Co. Survey, Abstract 1373, Upton County, Texas

LESSOR:	Mark S. Snead & Ginger R. Snead, Co-Trustees of The Snead 2000 Revocable Trust dated April 13, 2000
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 3, 2012
RECORDING:	Volume: 886 Page: 24 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 12, Block 39, T-5-S, T&P RR Co. Survey, Abstract 1373, Upton County, Texas

Tract 2 – North Half (N/2) of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Kennard Cavness Windham; Mindy Lynn Windham Beard; Diane Davidson Claiborne, Independent Executor of the Estate of Robbie Windham Davidson, deceased
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	December 31, 2012
RECORDING:	Volume: 886 Page: 24 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Stallings Properties, Ltd.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2013
RECORDING:	Volume: 897 Page: 545 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Marian R. Peeler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 27, 2013
RECORDING:	Volume: 898 Page: 162 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Joe Gieb, III
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2013
RECORDING:	Volume: 896 Page: 39 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Craig G. Taylor
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 1, 2013
RECORDING:	Volume: 896 Page: 51 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Sara Alexander Gieb
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 20, 2013
RECORDING:	Volume: 896 Page: 45 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

LESSOR:	Ellen T. Kirkpatrick Ault
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 30, 2013
RECORDING:	Volume: 893 Page: 329 of the Official Public Records of Upton County, Texas
DESCRIPTION:	N/2 of Section 27, Block 39, T-5-S, T&P RR Co. Survey, Abstract 436, Upton County, Texas

Lane Prospect

Tract 1 –All of Section 2, Block 2, MK&T Ry. Co. survey, Upton County, Texas

Leases:

LESSOR:	Patsy J. Bynum; Bobby Jack Bynum; Tommy Ralph Bynum; Patti Bynum May
LESSEE:	Bevo Oil & Gas, LLC & Bevo Oil & Gas, PSP
LEASE DATE:	March 25, 2013
RECORDING:	Volume: 889 Page: 834 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 2, Block 2, MK&T Ry. Co. survey, Upton County, Texas

South Upton Prospect

Tract 1 –All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	BOKF, NA, dba Bank of Texas, N. A., as Agent for Steven C. Usher and Marilyn B. Usher, Trustees of the Steven C. Usher Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 7, 2013
RECORDING:	Volume: 893 Page: 496 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brian T. Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 824 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Dair Neicker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 830 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Michael Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Alice Troy Maiocco
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 827 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brenden Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 821 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	William Gallagher, Conservator for Steven Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 818 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Royse Isleib
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Joseph R. Fowler and James M. Fowler, Co-Trustees of the Lissa Fowler Trust dated 7-17-2006, for the benefit of Joseph R. Fowler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 92 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Fowler Revocable Trust dated January 21, 1991 & Restated, James F. Fowler IV SPA, James M. Fowler & Sui Hen Fowler, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 77 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 27, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

Tract 2 –West Half (W/2) of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	BOKF, NA, dba Bank of Texas, N. A., as Agent for Steven C. Usher and Marilyn B. Usher, Trustees of the Steven C. Usher Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 7, 2013
RECORDING:	Volume: 893 Page: 496 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brian T. Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 824 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Dair Neicker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 830 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Michael Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Alice Troy Maiocco
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 827 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brenden Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 821 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	William Gallagher, Conservator for Steven Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 818 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Royse Isleib
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Joseph R. Fowler and James M. Fowler, Co-Trustees of the Lissa Fowler Trust dated 7-17-2006, for the benefit of Joseph R. Fowler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 92 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Fowler Revocable Trust dated January 21, 1991 & Restated, James F. Fowler IV SPA, James M. Fowler & Sui Hen Fowler, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 77 of the Official Public Records of Upton County, Texas
DESCRIPTION:	W/2 of Section 11, Block 1, MK&T Ry. Co. Survey, Upton County, Texas

Tract 3 –All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	BOKF, NA, dba Bank of Texas, N. A., as Agent for Steven C. Usher and Marilyn B. Usher, Trustees of the Steven C. Usher Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 7, 2013
RECORDING:	Volume: 893 Page: 496 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brian T. Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 824 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Dair Neicker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 830 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Michael Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Alice Troy Maiocco
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 827 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brenden Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 821 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	William Gallagher, Conservator for Steven Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 818 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Royse Isleib
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Joseph R. Fowler and James M. Fowler, Co-Trustees of the Lissa Fowler Trust dated 7-17-2006, for the benefit of Joseph R. Fowler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 92 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Fowler Revocable Trust dated January 21, 1991 & Restated, James F. Fowler IV SPA, James M. Fowler & Sui Hen Fowler, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 77 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 15, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

Tract 4 –All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	BOKF, NA, dba Bank of Texas, N. A., as Agent for Steven C. Usher and Marilyn B. Usher, Trustees of the Steven C. Usher Revocable Trust
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 7, 2013
RECORDING:	Volume: 893 Page: 496 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brian T. Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 824 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Dair Neicker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 830 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Michael Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 833 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Alice Troy Maiocco
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 827 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Brenden Dahill
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 821 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	William Gallagher, Conservator for Steven Shanley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 818 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	Royse Isleib
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 13, 2013
RECORDING:	Volume: 898 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Joseph R. Fowler and James M. Fowler, Co-Trustees of the Lissa Fowler Trust dated 7-17-2006, for the benefit of Joseph R. Fowler
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 92 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

LESSOR:	JPMorgan Chase Bank, N.A., Fowler Revocable Trust dated January 21, 1991 & Restated, James F. Fowler IV SPA, James M. Fowler & Sui Hen Fowler, Co-Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 8, 2013
RECORDING:	Volume: 899 Page: 77 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 17, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

Atkins 14 Prospect

Tract 1 –All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	Guinlyn Hampton Nash
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2013
RECORDING:	Volume: 900 Page: 731 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

LESSOR:	Gail Atkins Hamilton Parker
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2013
RECORDING:	Volume: 898 Page: 708 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

LESSOR:	Dorothy Sue Meriwether Atkins Loyd
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2013
RECORDING:	Volume: 898 Page: 715 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

LESSOR:	Richard Dale Atkins
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2013
RECORDING:	Volume: 898 Page: 705 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

LESSOR:	LuAlice Ann Dixon Hoffman
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2013
RECORDING:	Volume: 899 Page: 437 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

LESSOR:	George E. Atkins, Jr. & G. Yvonne Atkins, Trustees under the George E. Atkins, Jr. Living Trust dated January 1, 2001
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 12, 2013
RECORDING:	Volume: 898 Page: 711 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

LESSOR:	Keeney Upton Mineral Trust, W. Ellwood Keeney, Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	October 3, 2013
RECORDING:	Volume: 902 Page: 151 of the Official Public Records of Upton County, Texas
DESCRIPTION:	All of Section 14, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

Richardson Prospect

Tract 1 –Northwest Quarter (NW/4) of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Martha Leonard Trust III, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 782 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Miranda Leonard Trust III, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 767 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Mary Leonard Children’s Trust, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 752 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Madelon Leonard Trust III, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 737 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Rhett D. Bentley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 767 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Judy M. Dixon
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Francille Dailey
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 811 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	John M. Reynolds
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 808 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Linda E. Reynolds Smiley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 805 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Tract 2 –Northeast Quarter (NE/4) of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Martha Leonard Trust III, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 782 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Miranda Leonard Trust III, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 767 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Mary Leonard Children’s Trust, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 752 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Madelon Leonard Trust III, JPMorgan Chase Bank, N. A., Trustee
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 737 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Rhett D. Bentley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	August 1, 2013
RECORDING:	Volume: 900 Page: 767 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Judy M. Dixon
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Francille Dailey
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 811 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	John M. Reynolds
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 808 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Linda E. Reynolds Smiley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 805 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NE/4 of Section 22, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Tract 2 –The East Half of the Northeast Quarter (E/2NE/4) of Section 23, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Leases:

LESSOR:	Judy M. Dixon
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 815 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2NE/4 of Section 23, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Francille Dailey
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 811 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2NE/4 of Section 23, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	John M. Reynolds
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 808 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2NE/4 of Section 23, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

LESSOR:	Linda E. Reynolds Smiley
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	July 26, 2013
RECORDING:	Volume: 897 Page: 805 of the Official Public Records of Upton County, Texas
DESCRIPTION:	E/2NE/4 of Section 23, Block B, CCSD & RGNG RR Co. Survey, Upton County, Texas

Eagle 21 Prospect

Tract 1 –Northwest Quarter (NW/4) of Section 21, Block 39, T-5-S, T&P Ry. Co. Survey, Upton County, Texas

Leases:

LESSOR:	John D. Windham and wife, Maggie Windham.
LESSEE:	Holt Jowell
LEASE DATE:	March 11, 1942
RECORDING:	Volume 61 Page 469 of the Official Public Records of Upton County, Texas
DESCRIPTION:	NW/4 of Section 21, Block 39, T-5-S, T&P Ry. Survey, Upton County, Texas

Braun 4 Prospect

Tract 1 –Section 4, Block 39, T-4-S, T&P Ry. Co. Survey, Midland County, Texas

Leases:

LESSOR:	Lloyd Graham Mackey Jr.
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	June 28, 2013
RECORDING:	Instrument No. 2013-16813 of the Official Public Records of Midland County, Texas
DESCRIPTION:	Section 4, Block 39, T-4-S, T&P Ry. Survey, Midland County, Texas

LESSOR:	Kay Mackey Tom
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	May 10, 2013
RECORDING:	Instrument No. 2013-14507 of the Official Public Records of Midland County, Texas
DESCRIPTION:	Section 4, Block 39, T-4-S, T&P Ry. Survey, Midland County, Texas

LESSOR:	Van Huss Minerals, LLC and Van Huss Revocable Trust, James E. and Anna Be Van Huss, Trustees
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 2, 2013
RECORDING:	Instrument No. 2013-10041 of the Official Public Records of Midland County, Texas
DESCRIPTION:	Section 4, Block 39, T-4-S, T&P Ry. Survey, Midland County, Texas

LESSOR:	John Clark Braun; John Clark Braun, Jr.; Sally Benge Rau McIntosh; Virginia Elizabeth Braun
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 2, 2013
RECORDING:	Instrument No. 2013-10040 of the Official Public Records of Midland County, Texas
DESCRIPTION:	Section 4, Block 39, T-4-S, T&P Ry. Survey, Midland County, Texas

LESSOR:	Ann Mackey Willams
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 26, 2013
RECORDING:	Instrument No. 2013-11109 of the Official Public Records of Midland County, Texas
DESCRIPTION:	Section 4, Block 39, T-4-S, T&P Ry. Survey, Midland County, Texas

LESSOR:	Christopher John Auclair
LESSEE:	Parsley Energy, L.P.
LEASE DATE:	April 22, 2013
RECORDING:	Instrument No. 2013-11110 of the Official Public Records of Midland County, Texas
DESCRIPTION:	Section 4, Block 39, T-4-S, T&P Ry. Survey, Midland County, Texas

Trees Ranch Prospect

Leases:

FEE LEASE NO. 1

NAVIGATOR FILE:	42-371-000292-000
DATED:	July 23, 2010
LESSOR:	PNC Bank N.A. and J. Murray Egan, Trustees u/w/o Edith L. Trees, Deceased, Trees Capital Partners, Ltd., and Lehm Capital Partners, Ltd., of Pittsburgh, Pennsylvania
LESSEE:	Fikes Energy, LLC
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 7:	All, Pecos and Reeves Counties, Texas, containing 640 acres, more or less.
Section 8:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 9:	All, Pecos County, Texas, containing 633.8 acres, more or less. Block C-3, PSL Survey

Section 24:	All, Reeves County, Texas, containing 640 acres, more or less. Block OW, GC&SF Survey
Section 64:	All, Pecos County, Texas, containing 509 acres, more or less.
Section 65:	W/2, OW, GC&SF Survey, Pecos & Reeves Counties, Texas, containing 246.11 acres, more or less.

Scrap File 7821, D.W. Smoot Survey
Section 36:	All, Reeves County, Texas, containing 345.94 acres, more or less.

Gross Acres:	3,654.85
Recorded:	Volume 852 OPR, Page 28, Reeves County, Texas.
Recorded:	Volume 815 LR, Page 473, Pecos County, Texas.

FEE LEASE NO. 2

NAVIGATOR FILE:	42-371-000293-000
DATED:	July 23, 2010
LESSOR:	PNC Bank N.A. and J. Murray Egan, Trustees u/w/o Edith L. Trees, Deceased, Trees Capital Partners, Ltd., and Lehm Capital Partners, Ltd., of Pittsburgh, Pennsylvania
LESSEE:	Fikes Energy, LLC
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 11:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 12:	W/2 NW/4 and S/2, Pecos County, Texas, containing 400 acres, more or less, all depths; and E/2NW/4 and NE/4 containing 240 acres, limited to those depths below the depth of the deepest producing formation currently held by an Oil and Gas Lease dated November 1, 1997, and filed of record with the Pecos County, Texas, County Clerk’s Office in Volume 715, Page 1, containing a total of 640.00 acres more or less.
Section 13:	All, SAVE AND EXCEPT THE 40 ACRE PRORATION UNIT SURROUNDING THE SAMSON “TREES 13-1” FROM THE SURFACE TO THE BASE OF THE WOLFCAMP FORMATION, Pecos County, Texas, containing 640 acres more or less.
Section 15:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 17:	N/2; SE/4; and the N/2SW/4, Pecos County, Texas, containing 560 acres, more or less.
Section 29:	All, Pecos County, Texas, containing 640 acres, more or less. Block OW, GC&SF Survey
Section 118:	N/2, Pecos County, Texas, containing 64.89 acres, more or less.

Gross Acres:	3,824.89
Recorded:	Volume 815 Lease Records, Page 488.

FEE LEASE NO. 3

NAVIGATOR FILE:	42-371-000294-000
DATED:	July 23, 2010
LESSOR:	PNC Bank N.A. and J. Murray Egan, Trustees u/w/o Edith L. Trees, Deceased, Trees Capital Partners, Ltd., and Lehm Capital Partners, Ltd., of Pittsburgh, Pennsylvania
LESSEE:	Fikes Energy, LLC
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 31:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 33:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 35:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 37:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 55:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 57:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	3,840.00
Recorded:	Volume 815 Lease Records, Page 504.

FEE LEASE NO. 4

NAVIGATOR FILE:	42-371-000295-000
DATED:	July 23, 2010
LESSOR:	PNC Bank N.A. and J. Murray Egan, Trustees u/w/o Edith L. Trees, Deceased, Trees Capital Partners, Ltd., and Lehm Capital Partners, Ltd., of Pittsburgh, Pennsylvania
LESSEE:	Fikes Energy, LLC
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 23:	All, Pecos County, Texas, containing 640 acres, more or less.

Section 27:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 43:	All, SAVE AND EXCEPT the 40 acre proration unit surrounding the Stout Energy “Trees 43” located in the SE/4SW/4, and the 40 acre proration unit surrounding the Stout Energy “Trees 43” located in the SE/4NW/4, both from the surface to the base of the Cherry Canyon, Blk. 8, H&GN Ry. Co. Survey, Pecos Co., containing 640 acres, more or less;
Section 47:	All, Pecos County, Texas, containing 641.1 acres, more or less.
Section 63:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 65:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 90:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	4,481.10
Recorded:	Volume 815 Lease Records, Page 520.

STATE LEASE NO. 1 (Green)

NAVIGATOR FILE:	42-371-000297-000
DATED:	July 23, 2010
LESSOR:	Edith L. Trees IX Trust, Trees Capital Partners, Ltd., and Lehm Capital Partners, Ltd., as Agents for the State of Texas
LESSEE:	Fikes Energy, LLC
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 10:	All, Pecos & Reeves Counties, Texas, containing 634.40 acres, more or less.
Section 14:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 16:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 18:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 92:	E/2NW/4, Pecos County, Texas, containing 80 acres, more or less.
Section 92:	W/2NW/4 below a depth of 5,439 feet, Pecos County, Texas, containing 80 acres, more or less.
Section 24:	All, Save and Except those depths from Surface down to the Base of the Cherry Canyon Formation in the 40 acre proration unit surrounding the Trees 24-1 Well, and the 40 acre proration unit surrounding the Samson Lonestar Trees #4 Well, Pecos County, Texas, containing 640.20 acres, more or less.
Section 30:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 48:	All, Pecos County, Texas, containing 640.92 acres, more or less.
Block OW, GC&SF Survey
Section 66:	All, Pecos & Reeves Counties, Texas, containing 617.18 acres, more or less.

Gross Acres:	4,612.70
Recorded:	Volume 815 LR, Page 588, Pecos Co., Texas.
Recorded:	Volume 852 OPR, Page 12, Reeves Co., Texas.

STATE LEASE NO. 2 (Taupe)

NAVIGATOR FILE:	42-371-000296-000
DATED:	July 23, 2010
LESSOR:	Edith L. Trees IX Trust, Trees Capital Partners, Ltd., and Lehm Capital Partners, Ltd., as Agents for the State of Texas
LESSEE:	Fikes Energy, LLC
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 32:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 34:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 50:	All, Save and Except the 40 acre proration unit surrounding the Samson Trees State 50 #3 Well, Pecos County, Texas, containing 640.97 acres, more or less.
Section 54:	All, Save and Except the S/2SE/4NW/4, S/2SW/4NE/4, NE/4SW/4, N/2SE/4SW/4, NW/4SE/4, and the N/2SW/4SE/4, Pecos County, Texas, containing 480 acres, more more or less.
Section 92:	All, Pecos County, Texas, containing 640 acres, more or less.
Section 108:	The West 7/8ths, Save and Except those depths from Surface to the Base of the Tansill Formation in the 40 acre proration unit surrounding the J.C. Trees Estate #1 Well, Pecos County, Texas, containing 560 acres, more or less.
Section 70:	All, Pecos County, Texas, containing 637.88 acres, more or less.

Gross Acres:	4,238.85
Recorded:	Volume 815 LR, Page 573.

Save and except from the above described Leases and Lands, the following (the “Excepted Interests”):

1. The lands embraced by that certain Designation of Pooled Unit for the Trees No. 13-1H Well filed May 22, 2012 in Vol. 46, page 454, Official Records of Pecos County, Texas and the Oil and Gas Leases embracing same INSOFAR only as same cover such pooled unit; and

2. SE/4 of Section 24, Block C-3, PSL Survey, A-1301, Reeves Co., Texas, being the governmental proration unit for the Whiting Oil & Gas Corp. –Trees L1 # 2451 well, and Oil and Gas Lease dated July 23, 2010, between PNC Bank, N. A. et.al, Trustees u/w/o Edith L. Trees, dec. et.al, and Fikes Energy LLC, recorded in Vol. 815, page 473, Oil and Gas Lease Records of Pecos County, Texas and in Vol. 852, page 28, Official Records of Reeves County, Texas, INSOFAR ONLY as said lease covers said lands.

SIBLEY FEE LEASE NO. 1

NAVIGATOR FILE:	42-371-000365-00A
DATED:	January 10, 2011
LESSOR:	Allen G. McGuire and Robert W. Bechtel, Co-Trustees of the Potts and Sibley Foundation Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 11 Lease Records, Page 001.

SIBLEY FEE LEASE NO. 2

NAVIGATOR FILE:	42-371-000365-00B
DATED:	January 10, 2011
LESSOR:	Allen G. McGuire, Trustee of the Jake Sibley Children’s Trust for the benefit of Elizabeth V. Sibley
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 11 Lease Records, Page 005.

SIBLEY FEE LEASE NO. 3

NAVIGATOR FILE:	42-371-000365-00C
DATED:	January 10, 2011
LESSOR:	Allen G. McGuire, Trustee of the Jake Sibley Children’s Trust for the benefit of Sarah E. Sibley
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 11 Lease Records, Page 009.

SIBLEY FEE LEASE NO. 4

NAVIGATOR FILE:	42-371-000365-00D
DATED:	January 10, 2011
LESSOR:	Allen G. McGuire, Trustee of the DJ Jr. and Jane Dunn Sibley Life Estate Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 11 Lease Records, Page 013.

SIBLEY FEE LEASE NO. 5

NAVIGATOR FILE:	42-371-000365-00E
DATED:	January 10, 2011
LESSOR:	Allen G. McGuire, Trustee of the Hiram Andrew Sibley Management Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 11 Lease Records, Page 017.

SIBLEY FEE LEASE NO. 6

NAVIGATOR FILE:	42-371-000365-00F
DATED:	January 10, 2011
LESSOR:	D.J. Sibley, Jr. Trust Under Agreement FBO Hiram A. Sibley, Bank of America, N.A., Trustee
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 10 Lease Records, Page 037.

SIBLEY FEE LEASE NO. 7

NAVIGATOR FILE:	42-371-000365-00G
DATED:	January 10, 2011
LESSOR:	D.J. Sibley, Jr. Trust Under Agreement FBO Shiloh J. Sibley-Cutforth, Bank of America, N.A. & Allen G. McGuire, Co-Trustees
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 10 Lease Records, Page 055.

SIBLEY FEE LEASE NO. 8

NAVIGATOR FILE:	42-371-000365-00H
DATED:	January 10, 2011
LESSOR:	D.J. Sibley, Jr. Trust Under Agreement FBO Kiowa S. Sibley-Cutforth Trust, Bank of America, N.A. & Allen G. McGuire, Co-Trustees
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 10 Lease Records, Page 061.

SIBLEY FEE LEASE NO. 9

NAVIGATOR FILE:	42-371-000365-00I
DATED:	January 10, 2011
LESSOR:	Mahala Victoria Sibley GST Non-Exempt Trust Under Will FBO Shiloh & Kiowa, Bank of America, N.A., Trustee
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 10 Lease Records, Page 049.

SIBLEY FEE LEASE NO. 10

NAVIGATOR FILE:	42-371-000365-00J
DATED:	January 10, 2011
LESSOR:	Mahala Victoria Sibley GST Exempt Trust Under Will FBO Shiloh & Kiowa, Bank of America, N.A., Trustee
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 10 Lease Records, Page 043.

SIBLEY FEE LEASE NO. 11

NAVIGATOR FILE:	42-371-000365-00K
DATED:	July 1, 2011
LESSOR:	Bank of America, N.A., as Trustee for the Charlotte R. Odell Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Recorded:	Volume 16 Lease Records, Page 602.

SIBLEY FEE LEASE NO. 12

NAVIGATOR FILE:	42-371-000365-00L
DATED:	August 24, 2011
LESSOR:	The Frost National Bank, Trustee of the Jane Dunn Sibley Marital Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Memorandum Recorded:	Volume 21 Lease Records, Page 589.
OGL Recorded:	Volume 21, Lease Records, Page 590.

SIBLEY FEE LEASE NO. 13

NAVIGATOR FILE:	42-371-000365-00M
DATED:	August 24, 2011
LESSOR:	The Frost National Bank, Trustee of the Elizabeth Victoria Sibley Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Memorandum Recorded:	Volume 21 Lease Records, Page 597.
OGL Recorded:	Volume 21, Lease Records, Page 598.

SIBLEY FEE LEASE NO. 14

NAVIGATOR FILE:	42-371-000365-00N
DATED:	August 24, 2011
LESSOR:	The Frost National Bank, Trustee of the Sarah Elaine Sibley Trust
LESSEE:	Navigator Oil & Minerals, Inc.
DESCRIPTION:

Block 8, H&GN Ry. Co. Survey
Section 39:	All, Pecos County, Texas, containing 640 acres, more or less.

Gross Acres:	640.00
Memorandum Recorded:	Volume 21 Lease Records, Page 604.
OGL Recorded:	Volume 21, Lease Records, Page 605.

SCHEDULE 3.1(c)

Guarantee Obligations

The Loan Parties have those Guarantee Obligations as are contemplated under First Lien Loan Documents.

SCHEDULE 3.4

Consents, Authorizations, Filings and Notices

Consent from First Lien Lender is necessary to enter into this Agreement, which consent is provided in the First Lien Credit Agreement.

SCHEDULE 3.7

Litigation

•	On September 13, 2013, Discovery Operating, Inc., et al (“Discovery”), filed a petition for declaratory relief in Midland County, Texas requesting that the court confirm its rights under an oil and gas lease covering portions of three sections of land in Midland County. The suit arose after Parsley leased what it believes to be unleased portions and strata of the same lands and filed a permit with the Texas Railroad Commission indicating its intention to complete a well within a strata that Discovery contends it holds. Parsley filed an Answer and Counterclaim on October 4, 2013, and requested that the court award Parsley damages for the cost of recompleting the shallower depths as well as lost production. Parsley considers Discovery’s contention’s meritless, and is optimistic about achieving a favorable resolution. Moreover, even an unfavorable outcome would not be material to Parsley’s Collateral taken as a whole. Parsley discloses the dispute only because the strictest reading of Section 3.7 could require the dispute to be disclosed.

SCHEDULE 3.17

Capital Stock Ownership

The following are Subsidiaries of Parsley Energy, LLC:

Parsley Energy, L.P.

Parsley Energy Operations, LLC

Parsley Energy Management, LLC

The following is a Subsidiary of Parsley Energy Operations, LLC:

Parsley Energy Aviation, LLC

For the avoidance of doubt, Spraberry Production Services, LLC is owned 50% by Parsley Energy, L.P. and thus by definition is not a Subsidiary. The capital structure of Spraberry Production Services, LLC is as follows:

NAME	PERCENTAGE OF OWNERSHIP	DATE	UNIT NO.	STATUS
Tex-Isle Supply, Inc.	50%	08/27/2010	Uncertificated	Outstanding
10000 Memorial Dr., Suite 660
Houston, Texas 770241
Parsley Energy, L.P.	50%	08/27/2010	Uncertificated	Outstanding
500 West Texas Ave., Suite 200
Midland, Texas 79701

SCHEDULE 3.19

Environmental Matters

•	On or about November of 2010 there was a saltwater spill/release from a reserve pit on the Hall 252 lease by Matlock Drilling. There were no administrative filings or actions related to the occurrence.

•	On August 10, 2013, there was a lightning strike to the Sheepshead saltwater disposal well. The lighting caused a fire which resulted in a steel tank bursting, and approximately 4,000 barrels of water and 75 barrels of skim oil were emptied on to the surrounding area. In addition to notifying the Texas Railroad Commission, the EPA was notified due to some of the spill collecting in a nearby dry draw. Parsley estimates the total cost of rebuilding the saltwater disposal to be $460,000. The company has filed a property damage claim for the cost of replacing the equipment and a general liability claim for the environmental remediation, and believes that all costs will be covered by our insurance policies.

•	On December 7, 2012, there was a flowback line blow out incident at the location of the Dusek 45-8 well in Midland County. There were no administrative filings or actions related to the occurrence.

SCHEDULE 3.21(a)-1

Security Agreement UCC Filing Jurisdictions

The Secretary of State for the State of Texas.

The Secretary of State for the State of Delaware.

SCHEDULE 3.21(a)-2

UCC Financing Statements to Remain on File

1.	UCC Financing Statement, Texas 12-0036835977 naming Parsley Energy, L.P. as the debtor and Chambers Energy Management, LP, as Agent, as the secured party.

2.	UCC Financing Statement, Texas 12-0036836120 naming Parsley Energy Management, LLC as the debtor and Chambers Energy Management, LP, as Agent, as the secured party.

3.	UCC Financing Statement, Texas 13-0019719748 naming Parsley Energy Management, LLC as the debtor and Chambers Energy Management, LP, as Agent, as the secured party.

4.	UCC Financing Statement, Texas 13-0019179869 naming Parsley Energy Aviation, LLC as the debtor and Chambers Energy Management, LP, as Agent, as the secured party.

5.	UCC Financing Statement, Texas 13-0019179506 naming Parsley Energy Operations, LLC as the debtor and Chambers Energy Management, LP, as Agent, as the secured party.

6.	UCC Financing Statement, Delaware 2013 2311125 naming Parsley Energy, LLC as the debtor and Chambers Energy Management, LP, as Agent, as the secured party.

3.	UCC Financing Statement, Texas 13-0028983771 naming Parsley Energy Aviation, LLC as the debtor and Wells Fargo Bank, National Association, as Administrative Agent, as the secured party.

4.	UCC Financing Statement, Texas 13-0028984045 naming Parsley Energy Management, LLC as the debtor and Wells Fargo Bank, National Association, as Administrative Agent, as the secured party.

5.	UCC Financing Statement, Texas 13-0028984166 naming Parsley Energy Operations, LLC as the debtor and Wells Fargo Bank, National Association, as Administrative Agent, as the secured party.

6.	UCC Financing Statement, Texas 13-0028983892 naming Parsley Energy, L.P. as the debtor and Wells Fargo Bank, National Association, as Administrative Agent, as the secured party.

7.	UCC Financing Statement, Texas 13-0028983650 naming Parsley Energy, LLC as the debtor and Wells Fargo Bank, National Association, as Administrative Agent, as the secured party.

7.	UCC Financing Statement, Delaware 2013 3534857 naming Parsley Energy, LLC as the debtor and Wells Fargo Bank, National Association, as Administrative Agent, as the secured party.

8.	UCC Financing Statement, Texas 13-0010170912 naming Parsley Energy Aviation, LLC as the debtor and Community National Bank, as Administrative Agent, as the secured party, and as amended by UCC Financing Statement Amendment, Texas 13-00112742.

SCHEDULE 3.21 (a)-3

UCC Financing Statements to be Terminated

None.

SCHEDULE 3.21(b)

Mortgage Filing Jurisdictions

The following counties in Texas: Andrews, Dawson, Gaines, Glasscock, Howard, Irion, Martin, Menard, Midland, Pecos, Reagan, Reeves, and Upton.

SCHEDULE 3.24

Hedging Agreements

Counterparty	Description	Strike price(s)	Contracts	Beginning month	Expiration month
FCStone	Put spread	$90.00 / $50.00	5.0	Pre-closing	June 2014
FCStone	Put spread	$90.00 / $50.00	2.0	Pre-closing	June 2014
FCStone	Put spread	$90.00 / $50.00	2.0	Pre-closing	June 2014
FCStone	Put spread	$83.00 / $50.00	9.0	July 2014	July 2014
FCStone	Put spread	$80.00 / $60.00	9.0	August 2014	August 2014
FCStone	Put spread	$90.00 / $50.00	9.0	September 2014	September 2014
JPMorgan	Three-way	$100.00 / $90.00 / $56.75	7.5	Pre-closing	June 2014
FCStone	Long call	$110.00	5.0	Pre-closing	June 2014
FCStone	Long call	$110.00	2.0	Pre-closing	June 2014
FCStone	Put spread	$90.00 / $55.00	20.0	Pre-closing	July 2014
FCStone	Put spread	$90.00 / $55.00	8.0	Pre-closing	July 2014
FCStone	Put spread	$90.00 / $55.00	18.0	October 2013	July 2014
FCStone	Put spread	$90.00 / $55.00	13.0	February 2014	July 2014
FCStone	Put spread	$95.00 / $65.00	50.0	August 2014	October 2014
FCStone	Put spread	$90.00 / $65.00	20.0	May 2014	July 2014
JPMorgan	Three-way	$125.00 / $95.00 / $65.00	45.0	August 2014	October 2014
JPMorgan	Put spread	$85.00 / $50.00	6.0	August 2013	September 2013
JPMorgan	Three-way	$120.00 / $90.00 / $55.00	100.0	November 2014	January 2015
FCStone	Put spread	$85.00 / $60.00	100.0	February 2015	June 2015
JPMorgan	Put spread	$90.00 / $60.00	100.0	July 2015	February 2016
JPMorgan	Put spread	$90.00 / $60.00	20.0	January 2015	February 2016

SCHEDULE 3.26

Sale of Production

GAS PURCHASER CONTRACTS:

1.	Atlas Pipeline Mid-Continent Westtex, LLC (“Atlas”) – Gas Sales and Purchase Contract between Atlas (successor to Western Gas Resources, Inc.) and Parsley Energy Operations, LLC (successor to OGA Operating L.L.C) dated May 7, 1999. Contract Number K3264.

2.	Atlas Pipeline Mid-Continent Westtex, LLC (“Atlas”) - Gas Purchase Agreement between Atlas and Parsley Energy, L.P. dated April 6, 2010. Contract Number K8425.

3.	Atlas Pipeline Mid-Continent Westtex, LLC (“Atlas”) - Gas Purchase Agreement between Atlas and Parsley Energy, L.P. dated November 1, 2010. Contract Number K8449.

4.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP (successor to GPM Gas Corporation) and Parsley Energy Operations LLC (successor to Prime Operating Company), dated September 20, 1999. Contract Number BEN0478-00R.

5.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP and Parsley Energy, LLC (successor to Mak-J Energy Partners (TX) LTD.), dated March 1, 2009. Contract Number FUL0584000.

6.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP and Parsley Energy Operations, LLC, dated February 1, 2012. Contract Number FUL0613000.

7.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP (successor to Phillips 66 Natural Gas Company) and Parsley Energy Operations LLC (successor to Parker & Parsley Petroleum Company), dated September 1, 1987. Contract Number SPR0155-03A.

8.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP (successor to Phillips Petroleum Company) and Parsley Energy Operations LLC (successor to Petroleum Exploration and Operating Corporation), dated July 10, 1972. Contract Number SPR0321-00.

9.	DCP Midstream, LP (“DCP”) – Gas Purchase Contract between DCP (successor to Phillips 66 Natural Gas Company) and Parsley Energy Operations LLC (successor to Parker & Parsley Petroleum Company), dated May 1, 1988. Contract Number SPR0506- 00A.

10.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP (successor to Duke Energy Field Services, LP) and Parsley Energy LLC (successor to Pioneer Natural Resources USA, Inc.) dated April 1, 2002. Contract Number SPR 1000-01A.

11.	DCP Midstream, LP (“DCP”) - Gas Purchase Agreement Contract between DCP (successor to GPM Gas Corporation) and Parsley Energy Operations LLC (successor to Parsley Development L.P.), dated March 1, 1995. Contract Number 1001-00R.

12.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP (successor to Duke Energy Field Services, LP) and Parsley Energy LLC (successor to Clear Water, Inc.) dated October 1, 2005. Contract Number SPR 1104-01.

13.	DCP Midstream, LP (“DCP”) - Gas Purchase Contract between DCP and Parsley Energy, LLC, dated November 1, 2011. Contract Number SPR 1181-000.

14.	WTG Gas Processing, L.P. (“WTG”) – Gas Purchase Contract between WTG and Parsley Energy Operations, LLC dated July 1, 2010. Contract Number 40-00069.

15.	WTG Gas Processing, L.P. (“WTG”) – Gas Purchase Contract between WTG and Parsley Energy Operations, LLC dated July 8, 2011. Contract Numbers 40-2011-23 & 41-2011-16.

16.	WTG Gas Processing, L.P. (“WTG”) – Gas Purchase Contract between WTG and Parsley Energy, L.P. and Parsley Energy Operations, LLC dated February 8, 2013. Contract Numbers 40-2013-14 & 41-2013-07.

17.	WTG Gas Processing, L.P. (“WTG”) – Gas Purchase Contract between WTG (successor to Adobe Resources Corporations) and Parsley Energy Operations, LLC (successor to Parker & Parsley Petroleum Company) dated February 1, 1989. Contract Number 41- 00024.

18.	WTG Gas Processing, L.P. (“WTG”) – Gas Purchase Contract between WTG and Parsley Energy, L.P. dated May 1, 2010. Contract Number 41-00064.

SCHEDULE 3.28

Bank Accounts

Account Holder	Bank	Account Number
Parsley Energy Operations, LLC	Western National Bank	94003173
Parsley Energy Operations, LLC	Western National Bank	94003181
Parsley Energy Operations, LLC	Western National Bank	94003190
Parsley Energy Operations, LLC	Western National Bank	60006188
Parsley Energy, L.P	Western National Bank	80988113

SCHEDULE 3.30

Material Contracts

1.	All of the leases set forth on Schedule 1.1(b).

2.	Various Joint Operating, Farmout Agreements, and the like associated with the leases or other property set forth in Schedule 1.1(b).

3.	Various executory contracts or pending offers to purchase working interests from non- operators associated with the leases or other properties set forth in Schedule 1.1(b).

4.	Various IADC Form Drilling Contracts to drill, recomplete, or otherwise improve wells on the leases or other properties set forth on Schedule 1.1(b).

5.	Various executory orders for goods or services pursuant to master service contracts for exploration, development, or repair of the properties set forth on Schedule 1.1(b).

6.	That certain Lease Agreement by and between Midland FC, Ltd. as Lessor and Parsley Energy, L.P. as Lessee dated November 12, 2009, and amended on May 27, 2010, January 27, 2011, and June 1, 2012.

7.	That certain consulting agreement by and between XCEL Partners and Parsley Energy, L.P. dated March 5, 2013.

8.	All of the purchase contracts set forth on Schedule 3.26.

9.	That certain airplane loan by and between Parsley Energy Operations, LLC as Borrower and Community National Bank as Lender dated April 2, 2013 in the original loan amount of $2,756,000.

10.	That certain Business Security Agreement and the related documents in conjunction therewith associated with No. 9 above by and between Parsley Aviation, LLC (a subsidiary of Parsley Energy Operations, LLC) and Community National Bank dated April 2, 2013.

11.	That certain Contract Operating Agreement by and between Parsley Energy, L.P. and Parsley Energy Operations, LLC dated January 1, 2010 as amended on June 11, 2013 to operate the properties set forth in Schedule 1.1(b).

12.	That certain Sub-Contract Operating Agreement dated August 1, 2008 by and between Parsley Energy Operations, LLC and Parsley Petroleum Company as amended on January 1, 2011 pursuant to the First Amendment to Sub-Contract Operating Agreement.

13.	That certain Sub-Sub Contract Operating Agreement by and between Parsley Energy Operations II, LLC as Contractor and Parsley Energy Operations, LLC as Sub- Contractor, and Parsley Petroleum Company as Operator dated effective June 10, 2013.

14.	That certain Joint Development Agreement (Badger Deep Prospect, Upton County, Texas) by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., Merit Energy Partners F III, L.P., and Parsley Energy, L.P., Parsley Energy Operations, LLC, Riverbend Exploration & Production, LLC dated August 1, 2011, and as amended on August 1, 2011.

15.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of October 15, 2012, by and between Parsley Energy Operations, LLC and Landon Martin.

16.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 10, 2013, by and between Parsley Energy Operations, LLC and Bryan Sheffield.

17.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 26, 2013, by and between Parsley Energy Operations, LLC and Matthew Gallagher.

18.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 19, 2013, by and between Parsley Energy Operations, LLC and Kara Wood.

19.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 20, 2013, by and between Parsley Energy Operations, LLC and Kristin McClure.

20.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 21, 2013, by and between Parsley Energy Operations, LLC and Michael Hinson.

21.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 21, 2013, by and between Parsley Energy Operations, LLC and Paul Treadwell.

22.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of June 20, 2013, by and between Parsley Energy Operations, LLC and Colin Roberts.

23.	That certain Employment, Confidentiality, and Non-Competition Agreement, dated as of December 18, 2012, by and between Parsley Energy Operations, LLC and Ryan Dalton.

24.	That certain Non-Solicitation Agreement, dated as of June 26, 2013, by and between Parsley Energy Operations, LLC and Isaac Hayes.

25.	That certain Non-Solicitation Agreement, dated as of June 26, 2013, by and between Parsley Energy Operations, LLC and Stephanie Reed.

26.	That certain Non-Solicitation Agreement, dated as of June 26, 2013, by and between Parsley Energy Operations, LLC and Brad Sublett.

27.	That certain Restated Company Agreement of Spraberry Production Services, LLC dated August 27, 2010 by and between Tex-Isle Supply, Inc. and Parsley Energy, L.P. Tex-Isle Supply, Inc. is an Affiliate of Diamond K Interests, L.P.

28.	That certain Agreement for Negotiated Sale dated as of September 19, 2013 by and between Parsley Energy, L.P. and Chevron Corporation.

SCHEDULE 3.31

Burdensome Restrictions

None.

SCHEDULE 6.3(g)

Existing Liens

1.	Miscellaneous vehicle liens held by Wells Fargo Bank.

2.	Miscellaneous vehicle liens held by Ally Bank.

3.	Miscellaneous vehicle liens held by TCF Equipment Finance, Inc.

EXHIBIT A

FORM OF BORROWING NOTICE

To:	Chambers Energy Management, LP,
as Agent
600 Travis Street
Suite 7330
Houston, TX 77002
Attention: Robert Finch
Email: rfinch@chambersenergycapital.com

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of October [    ], 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PARSLEY ENERGY, L.P., a Texas limited partnership (“Borrower”), PARSLEY ENERGY MANAGEMENT , LLC, a Texas limited liability company, as General Partner, PARSLEY ENERGY, LLC, a Delaware limited liability company, as Holdings, the several banks and other financial institutions or entities from time to time party thereto, and CHAMBERS ENERGY MANAGEMENT, LP, as Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

Borrower hereby requests that a [Tranche A] [Tranche B] Loan be made on the date indicated below in the amount indicated below:

Tranche	Amount of Requested Loan		Date of Loan

Tranche [A][B]	$	[ ]	[ — ], 2013

Borrower hereby certifies that:

1. The representations and warranties of each Loan Party set forth in each Loan Document or which are contained in any certificate furnished by or on behalf of any Loan Party pursuant to any Loan Document are true and correct on and as of the date hereof with the same effect as if made on the date hereof except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

2. No Default or Event of Default has occurred and is continuing as of the date hereof or will occur after giving effect to the Loans to be made on the date specified above.

A-1

3. Since [December 31, 2012] 1 [the Closing Date] 2, no development, event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

I understand that the Lenders are relying on the truth and accuracy of the foregoing in connection with the extension of credit to Borrower pursuant to the Credit Agreement.

PARSLEY ENERGY, L.P.

By:	PARSLEY ENERGY MANAGEMENT, LLC,
its general partner

By:
Name:
Title:

Dated: [    ], 20[    ].

[1]	To be used for the initial loans to be made on the Closing Date.
[2]	To be used for any Additional Loans.

A-2

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

[Letterhead of Borrower]

[date]

Chambers Energy Management, LP

600 Travis Street, Suite 7330

Houston, TX 77002

Attention: Robert Finch

Email: rfinch@chambersenergycapital.com

Telephone: (713) 554-6779

Compliance Certificate

The undersigned, Bryan Sheffield, Chief Executive Officer of PARSLEY ENERGY MANAGEMENT, LLC, a Texas limited liability company (“General Partner”) and the sole general partner of PARSLEY ENERGY, L.P., a Texas limited partnership, (“Borrower”), a Responsible Officer under the Credit Agreement referred to below, delivers this certificate in accordance with the requirements of Section 5.3(a) of that certain Amended and Restated Credit Agreement, dated as of October [    ], 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, General Partner, PARSLEY ENERGY, LLC, as Holdings, the several banks and other financial institutions or entities from time to time party thereto, and CHAMBERS ENERGY MANAGEMENT, LP, as Agent. Capitalized terms used in this certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

1. Based upon my review of the financial reports of Borrower for the [fiscal year] [calendar month] ending             , 20     (such date, the “Calculation Date”), copies of which are attached hereto, I hereby certify that [complete only if applicable at time of delivery]:

(A)	[As of the Calculation Date, the Consolidated Current Ratio for the fiscal quarter then ended is to 1.00.

(B)	As of the Calculation Date, the Consolidated Leverage Ratio for the fiscal quarter then ended is to 1.00.

(C)	As of the Calculation Date, the Consolidated Cash Interest Coverage Ratio for the period of four consecutive fiscal quarters ending on the Calculation Date is to 1.00.

Attached hereto as Annex A are the calculations indicating compliance or non-compliance, as the case may be, with the foregoing financial covenants.

2. Each Loan Party has observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Credit Agreement and other Loan Documents to which it is a party to be observed, performed or satisfied by it, and no Default or Event of Default exists on the date hereof[, other than:                                         ].

3. [To the extent not previously disclosed to the Agent, attached hereto as Annex B is an updated listing of any Oil and Gas Properties, Hydrocarbon Interests or Real Property acquired by any Loan Party and a listing of any Intellectual Property acquired by any Loan Party at a purchase price in excess of $1,000,000, in each case since the date of the most recent list delivered (or, in the case of the first such list so delivered, since the Closing Date). The undersigned hereby confirms that the Agent is authorized to file or record financing statements and other filing or recording documents or instruments with respect to the assets described on Annex B without the signature of any Loan Party, if permitted by law, in such form and in such offices as the Agent deems appropriate to perfect the security interests of the Agent in the acquired assets.] 3

Very truly yours,

By:
Name:	[ — ]
Title:	[ — ]

[3]	To be included in each monthly and annual Compliance Certificate.

Annex A

[insert calculations indicating compliance or non-compliance]

The information described herein is as of             , 201    , and pertains to the period from             , 201     to             , 201    .

[Set Forth Calculations for the following covenants]

1. Consolidated EBITDA

Consolidated Net Income	$

plus without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period:

(a) income tax expense	$

(b) Consolidated Cash Interest Expense and PIK Interest expense of such Person, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness

$

(c) depreciation and amortization expense	$

(d) amortization of intangibles (including, but not limited to, goodwill) and organization costs	$

(e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets)

$

(f) any other non-cash charges, including (in case of clause (e) and (f)), charges representing (i) accruals of or reserves for cash expenditures in a future period, (ii) amortization of prepaid items paid in cash in a prior period or (iii) marked-to-market charges under any Hedging Agreements

$

minus to the extent included in the statement of such Consolidated Net Income for such period:

the sum of (a) interest income (except to the extent deducted in determining Consolidated Cash Interest Expense or PIK Interest), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets) and (c) any other non-cash income, including (in case of clauses (b) and (c)), marked-to-market gains under any Hedging Agreements, all as determined on a consolidated basis

	($	)

minus whether or not included in the statement of such Consolidated Net Income for such period:

all cash expenditures in such period for (A) previously accrued or reserved for charges or (B) prepaid items to be amortized in future periods.	($	)

Consolidated EBITDA	$

2. Consolidated Cash Interest Coverage Ratio to

(a) Consolidated EBITDA	$

(b) Consolidated Cash Interest Expense of the Borrower:	$

Consolidated Cash Interest Coverage Ratio for the applicable period		to

3. Consolidated Current Ratio to

(a) (i) Consolidated Current Assets	$

plus

(ii) availability under the First Lien Credit Agreement	$

(i) + (ii) =	$

(b) Consolidated Current Liabilities	$

Consolidated Current Ratio for the applicable period		to

4. Consolidated Leverage Ratio to

(a) Consolidated Total Debt	$

(b) Consolidated EBITDA	$

Consolidated Net Leverage Ratio for the applicable period		to

EXHIBIT C

[Reserved]

C-1

EXHIBIT D

FORM OF GUARANTEE AND SECURITY AGREEMENT

[provided separately]

D-1

EXHIBIT E

FORM OF INTERCREDITOR AGREEMENT

[provided separately]

E-1

EXHIBIT F

FORM OF MORTGAGE

[provided separately]

F-1

EXHIBIT G

FORM OF PLEDGE AGREEMENT

[provided separately]

G-1

EXHIBIT H

FORM OF SOLVENCY CERTIFICATE

This SOLVENCY CERTIFICATE (this “Certificate”) is delivered by the undersigned solely in his capacity as Chief Financial Officer of PARSLEY ENERGY MANAGEMENT, LLC, a Texas limited liability company (“General Partner”) and the sole general partner of PARSLEY ENERGY, L.P., a Texas limited partnership, (“Borrower”) and [Chief Financial Officer] of Parsley Energy, LLC, a Delaware limited liability company, (“Holdings”) in connection with and pursuant to that certain Amended and Restated Credit Agreement, dated as of [ — ] [ — ], 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, General Partner, Holdings, the several banks and other financial institutions or entities from time to time party thereto, and CHAMBERS ENERGY MANAGEMENT, LP, as Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

A. I am, and since [ — ] have been, the duly qualified and acting (i) Chief Financial Officer of General Partner and (ii) [Chief Financial Officer] of Holdings. Since [ — ], I have participated actively in the management of the financial affairs of Borrower, General Partner and Holdings and am familiar with their financial statements. I have, together with other officers of General Partner and Holdings, as applicable, acted on behalf of Borrower in connection with the negotiation of the Credit Agreement and the other agreements and documents contemplated thereby, and I am familiar with the terms and conditions thereof.

B. I have carefully reviewed the contents of this Certificate, and have conferred with counsel for the Loan Parties for the purpose of discussing the meaning of the defined terms in this Certificate.

C. In connection with preparing for the consummation of the borrowing under the Credit Agreement (the “Financing”), I have participated in the preparation of, and I have reviewed, projections (the “Projections”) of financial position, net income and cash flows for the Loan Parties and their Subsidiaries for the fiscal years [ — ] through [ — ], which give effect to the consummation of the Financing and assume that the debt obligations of the Loan Parties and their Subsidiaries will be paid from the cash flow generated by the operations of the Loan Parties and their Subsidiaries and other cash resources, including the Financing. No facts have come to my attention which have occurred since the Projections were prepared that would lead me to believe that the Projections are inaccurate or misleading in any material respect.

D. I have also participated in the preparation of, and I have reviewed, the Pro Forma Balance Sheet, as well as additional information respecting the assets and liabilities of Borrower and its Subsidiaries available to such Persons as of the date hereof.

E. In connection with the preparation of the Projections, I have made such investigations and inquiries as I have deemed necessary and prudent therefor and, specifically, have relied on historical information with respect to revenues, expenses and other relevant items supplied by the appropriate personnel of the Loan Parties and their Subsidiaries directly responsible for the various operations involved. The material assumptions upon which the Projections are based are stated therein. Although any assumptions and any projections by necessity involve uncertainties and approximations, I believe, based on my discussions with other members of management, that the assumptions on which the Projections are based are reasonable in light of the relevant facts and circumstances. Based thereon, I believe that the Projections for the Loan Parties, provide reasonable estimations of future performance based on the assumptions provided therein, subject to the uncertainties and approximations inherent in any projections.

Based on the foregoing, I have reached the following conclusions:

1. From and after giving effect to all transactions to be consummated, including, but not limited to (i) the loans made on the Funding Date pursuant to the Credit Agreement (the “Loans”), (ii) the application of the proceeds of the Loans in accordance with Section 5.14 of the Credit Agreement, and (iii) the payment of all estimated legal, accounting and other fees related thereto, the Loan Parties and their Subsidiaries are Solvent. My conclusion expressed above takes into account the Pro Forma Balance Sheet.

2. By the incurrence of the Obligations under the Credit Agreement, the Loan Parties will not, and will cause each Subsidiary not to, incur liabilities beyond their ability to pay as such liabilities mature. I have concluded that the realization of current assets in the ordinary course of business, cash on hand and available credit capacity should be sufficient to pay recurring debt and short-term and long-term debt service as such debts mature, and that the cash flow (including earnings plus non-cash charges to earnings) and refinancings should be sufficient to provide cash necessary to repay the Loans, the other Obligations and other long-term indebtedness as such debt matures.

3. No Loan Party has executed the Credit Agreement or any documents mentioned therein, or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

I understand that the Lenders are relying on the truth and accuracy of the foregoing in connection with the extension of credit to Borrower pursuant to the Credit Agreement.

[Signature Page Follows]

In my capacity as the Chief Financial Officer of General Partner and the [Chief Financial Officer] of Holdings, I represent the foregoing information to be, to the best of my knowledge and belief, true and correct and execute this Certificate on behalf of Borrower and each of the other Loan Parties as of the date first written above.

Name:	[ — ]
Title:	[ — ]

Dated:             , 2013.

EXHIBIT I

FORM OF NOTE

PARSLEY ENERGY, L.P.

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York
,
(Issuance Date)

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT RYAN DALTON, THE CHIEF EXECUTIVE OFFICER OF THE GENERAL PARTNER OF THE BORROWER, AT 500 W. TEXAS, SUITE 200, MIDLAND, TX 79701, FACSIMILE: 432-686-7011, WHO WILL PROVIDE YOU WITH ANY REQUIRED INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT.

FOR VALUE RECEIVED, the undersigned, PARSLEY ENERGY, L.P., a Texas limited partnership (“Borrower”), hereby unconditionally promises to pay to             , a              (the “Lender”) or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States of America and in immediately available funds, the principal amount of (a)              ($        ), or (b) if less, the unpaid principal amount of the Loans made by the Lender pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Article II of the Credit Agreement. Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of the Credit Agreement.

The holder of this Note is authorized to indorse, on Schedule A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, the date and amount of the Loans and the date and amount of each payment or prepayment of principal with respect thereto or amount of earned, accrued and unpaid interest outstanding under this Note. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of Borrower in respect of the Loans.

This Note (a) is one of the Notes referred to in that certain Amended and Restated Credit Agreement dated as of October [    ], 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, Parsley Energy Management, LLC, as General Partner, Parsley Energy, LLC, as Holdings, the several banks and financial institutions from time to time party thereto and Chambers Energy Management, LP, as Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence of any Event of Default, the unpaid principal balance of this Note and all accrued, earned and unpaid interest thereon shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment for payment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.7 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

There are no unwritten or oral agreements between Borrower and the Lenders.

IN WITNESS HEREOF, this Note is executed and effective as of the date first written above.

PARSLEY ENERGY, L.P.

By:	PARSLEY ENERGY MANAGEMENT, LLC,
its general partner

By:
Name:
Title:

Schedule A

to Note

LOANS AND REPAYMENTS OF LOANS

Amount of
		Principal of Loans	Unpaid Principal
Date	Amount of Loans	Repaid	Balance of Loans	Notation Made By

EXHIBIT J

FORM OF EXEMPTION CERTIFICATE

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October [    ], 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PARSLEY ENERGY, L.P., a Texas limited partnership (“Borrower”), PARSLEY ENERGY MANAGEMENT , LLC, a Texas limited liability company, as General Partner, PARSLEY ENERGY, LLC, a Delaware limited liability company, as Holdings, the several banks and other financial institutions or entities from time to time party thereto and CHAMBERS ENERGY MANAGEMENT, LP, as Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                     (the “Non-U.S. Lender”) is providing this certificate pursuant to Section 2.11(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by the Note(s) in respect of which it is providing this certificate.

2. The Non-U.S. Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Non-U.S. Lender further represents and warrants that:

(a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

3. The Non-U.S. Lender is not a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

[Signature Page Follows]

J-1

IN WITNESS WHEREOF, the undersigned has executed this Exemption Certificate as of the date set forth below.

[NAME OF NON-U.S. LENDER]

By:
Name:
Title:

Date:             , 201    .

J-2

EXHIBIT K

FORM OF ASSIGNMENT AND ACCEPTANCE

This ASSIGNMENT AND ACCEPTANCE, dated as of             ,          (this “Assignment and Acceptance”), is between             , a              (the “Assignor”), and             , a              (the “Assignee”).

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October [    ], 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PARSLEY ENERGY, L.P., a Texas limited partnership (“Borrower”), PARSLEY ENERGY MANAGEMENT , LLC, a Texas limited liability company, as General Partner, PARSLEY ENERGY, LLC, a Delaware limited liability company, as Holdings, the several banks and other financial institutions or entities from time to time party thereto, and CHAMBERS ENERGY MANAGEMENT, LP, as Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor and Assignee hereby agree as follows:

1. Subject to and in accordance with the terms of the Credit Agreement and the other Loan Documents, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, [all of] [an interest in] the Assignor’s right, title and interest in, and obligations with respect to, the Loans and the Loan Documents equal to the Loan Percentage specified in Section 1 to Schedule I hereto (the “Assigned Interest”). The Commitments and principal amount of the Loans assigned to the Assignee are set forth in Section 1 to Schedule I and Commitments and principal amount of the Loans retained by the Assignor after giving effect to such sale and assignment are set forth in Section 2 of such Schedule I.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any other obligor or the performance or observance by the Loan Parties or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (d) attaches any Note held by it evidencing the Assigned Interest and requests that the Agent, upon request by the Assignee, request Borrower to cancel the attached Note (if any) and issue in exchange therefor (i) a new Note payable to the Assignee and (ii) if the Assignor has retained any interest in the Loans held, and other rights and obligations under the Credit Agreement, a new Note payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date, as defined below).

3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.11(d) of the Credit Agreement.

4. The effective date of this Assignment and Acceptance shall be the effective date of assignment described in Section 3 to Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent).

5. Upon such acceptance and recording, from and after the Effective Date the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued prior to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers as of the date first above written.

ASSIGNOR:	ASSIGNEE:

By:	By:
Name:	Name:
Title:	Title:

Accepted:

CHAMBERS ENERGY MANAGEMENT, LP, as Agent

By:
Name:
Title:

Schedule I

to

Assignment and Acceptance

Section 1.

Loan Percentage assigned to Assignee:			%

Loans assigned to Assignee:	$

Aggregate Outstanding Principal Amount of Loans Assigned to Assignee:	$

Section 2.

Loan Percentage retained by Assignor:			%

Loans retained by Assignor:	$

Aggregate Outstanding Principal Amount of Loans retained by Assignor:	$

Section 3.

Effective Date:		,

K-4